                                                      REGISTRATION NOS. 33-19836

                                                                        811-5457

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

                            ------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 21                      [X]
                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 21                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                          MONY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                 1740 Broadway
                            New York, New York 10577
             (ADDRESS AND DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                                 (212) 708-2000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------


                               ARTHUR WOODS, ESQ.


                          MONY LIFE INSURANCE COMPANY

                                 1740 Broadway
                            New York, New York 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                 Approximate date of proposed public offering:


     It is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (b) of Rule 485.



     Diversified Investors Portfolios has also executed this Post-Effective Amendment No. 21 to Registration Statement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")
                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                      MONY LIFE INSURANCE COMPANY("MONY")
            1740 BROADWAY, NEW YORK, NEW YORK 10019; (914) 697-8000

    MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts.

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 13 and Calvert Series at page 12.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Core Bond Series (formerly Government/Corporate Bond Series), Balanced Series, Value & Income Series, formerly Equity Income and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.

    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 31 HEREIN.

    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

    A Statement of Additional Information dated May 1, 2002 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 52 of this Prospectus.

    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.
                               DATED MAY 1, 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    4
Synopsis....................................................    6
Fee Table...................................................    6
The Contracts...............................................    7
Keynote.....................................................    8
Charges.....................................................    8
Credit And Allocation Of Purchase Payments..................    9
Redemption..................................................    9
Transfers...................................................    9
Payment Options.............................................    9
Voting Rights...............................................    9
Death Benefit...............................................   10
Distribution Of The Contracts...............................   10
Condensed Financial Information.............................   11
MONY........................................................   12
Keynote Series Account......................................   12
Calvert Series..............................................   12
Diversified Investors Portfolios............................   13
The Transaction.............................................   14
Charges.....................................................   15
Charges for Mortality and Expense Risks.....................   15
Annual Contract Charge......................................   15
Investment Management Fee...................................   15
Premium Tax.................................................   16
Summary Of The Contracts....................................   17
Eligible Purchasers.........................................   17
Ownership...................................................   17
Purchase Payments...........................................   17
Employer Sponsored Plan Requirements........................   17
Rights Of The Participant Under The Contract................   17
Rights Upon Suspension Of Contract or Termination Of Plan...   18
403(b) Contract.............................................   18
401(a) Contract/401(k) Contract and NQDC Contracts..........   18
457 and 408 (IRA) Contracts.................................   18
Failure Of Qualification....................................   18
Transfers...................................................   18
Rights Reserved By MONY.....................................   19
Credit Of Purchase Payments.................................   19
Allocation Of Purchase Payments.............................   19
Determination Of Unit Value.................................   20
Death Benefit...............................................   20
Redemption During The Accumulation Period...................   21
Restrictions Under The Texas Optional Retirement Program....   21
Payment Options.............................................   21
Annuity Purchase Date.......................................   21
Fixed Annuity...............................................   22
Fixed Annuity Options.......................................   22
Payments To A Beneficiary Following The Annuitant's Death...   23
Voting Rights...............................................   23
Distribution Of The Contracts...............................   24

                                                              PAGE
                                                              ----
Federal Tax Status..........................................   25
Tax Treatment of MONY.......................................   25
Taxation of Diversified Investors Portfolios................   25
Section 403(b) Annuities....................................   25
Section 401(a) Plans........................................   26
Section 408 (IRA) Contracts.................................   27
Minimum Distribution Requirements...........................   27
Section 457 Plans...........................................   28
Non-Qualified Deferred Compensation Contracts...............   28
Income Tax Withholding......................................   28
Performance Data............................................   30
Diversified Investors Portfolios............................   31
Core/Feeder Structure.......................................   31
Investment Objectives and Policies..........................   32
Investment Techniques and Restrictions......................   43
Management of Diversified Investors Portfolios..............   45
Other Information Regarding Diversified Investors
  Portfolios................................................   48
Purchase and Redemption of Interests in Diversified
  Investors Portfolios......................................   48
Experts.....................................................   51
Legal Proceedings...........................................   51
Financial Statements........................................   51
Additional Information......................................   51
Miscellaneous...............................................   51
Table Of Contents Of Statement Of Additional Information....   52
Request For Keynote Statement Of Additional Information.....   53
Appendix....................................................   54

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 21), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     CORE BOND SERIES: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     VALUE & INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                          MONY LIFE INSURANCE COMPANY
                             KEYNOTE SERIES ACCOUNT

                                TABLE OF FEES(1)

Total Separate Account Annual Expenses (as a percentage of average account values)
Mortality and Expense Risk Fees.............................  1.10%(2)

     (1) In addition to the mortality and expense risk fees, MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 15.

     (2) MONY reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

Portfolio Company Annual Expenses:

     DIVERSIFIED INVESTORS PORTFOLIOS AND CALVERT SOCIAL BALANCED PORTFOLIO

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2001

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                  INTERMEDIATE
                                         MONEY     GOVERNMENT     CORE               VALUE &   EQUITY
                                         MARKET       BOND        BOND    BALANCED   INCOME    GROWTH   CALVERT
                                         SERIES      SERIES      SERIES    SERIES    SERIES    SERIES   SERIES
                                         ------   ------------   ------   --------   -------   ------   -------
Management Fee (After fee
  reimbursements)(1)...................   0.25%       0.35%       0.35%     0.45%     0.45%     0.62%    0.70%
Other Expenses(2)......................   0.02%       0.03%       0.03%     0.04%     0.03%     0.03%    0.17%
Reimbursement from MONY(3).............     --          --          --        --        --        --       --
                                          ----        ----        ----      ----      ----      ----     ----
Total Annual Expenses After Fee
  Reimbursements(4)....................   0.27%       0.38%       0.38%     0.49%     0.48%     0.65%    0.87%


---------------
(1) The fees shown on the line "Management Fee" are the fees charged to each series of Diversified Investors Portfolios by Diversified Investment Advisors, Inc., after waiver. The expense table for Portfolio Company Annual Expenses and the example reflect a voluntary undertaking by Diversified to waive a portion of the investment advisory fees payable by series of Diversified Investors Portfolios. Without such a waiver, the annual investment advisory fee would be 0.25% for the Money Market Series, 0.35% for the Intermediate Government Bond Series, 0.35% for the Core Bond Series, 0.45% for the Balanced Series, 0.45% for the Value & Income Series and 0.62% for the Equity Growth Series. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series.


(2) "Other Expenses" for each series of Diversified Investors Portfolios and for the Calvert Series are actual for the year ended December 31, 2001.


(3) MONY has agreed to provide reimbursements to limit total Diversified Investors Portfolios expenses for Keynote Participants in the Money Market Series and the Equity Growth Series to .10% and .50%, respectively, of average net assets of the applicable series with MONY reserving the right to raise the limit upon notice.

(4) "Total Annual Expenses After Fee Reimbursements" for certain of the series of Diversified Investors Portfolios reflect voluntary waivers and reimbursements by Diversified. In the absence of such waivers and reimbursements, "Total Annual Expenses After Fee Reimbursements" would be as follows for the following series: Money Market Series -- 0.28%; Intermediate Government Bond Series -- 0.37%; Core Bond -- 0.38%; Balanced -- 0.49%; Value & Income Series -- 0.46%; and Equity Growth Series -- 0.64%.


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio applicable company. (See Charges at page 15 for a more complete description of applicable costs and expenses.)

Example

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual rate of return.

     These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for these examples and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

     This example is based on fees after waivers and reimbursements as if those waivers and reimbursements were in effect for the full 10 year period covered by the example and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.


                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $14        $43       $ 75        $165
Intermediate Government Bond............................   $15        $47       $ 81        $177
Core Bond...............................................   $15        $47       $ 81        $177
Balanced................................................   $16        $50       $ 87        $189
Value & Income..........................................   $16        $50       $ 86        $188
Equity Growth...........................................   $18        $55       $ 95        $206
Calvert Series..........................................   $20        $62       $106        $230


     This example is based on fees after waivers and reimbursements as if those waivers and reimbursements were in effect for the full 10 year period covered by the example and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by MONY.


                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $15        $48       $ 83        $181
Intermediate Government Bond............................   $17        $51       $ 89        $193
Core Bond...............................................   $17        $51       $ 89        $193
Balanced................................................   $18        $55       $ 94        $205
Value & Income..........................................   $18        $54       $ 94        $204
Equity Growth...........................................   $19        $60       $103        $222
Calvert.................................................   $22        $66       $114        $245


THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.

KEYNOTE

     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Calvert Variable Series, Inc., (formerly, Acacia Capital Corporation,) (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.

     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 13 herein.

CHARGES

     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of ..70% for mortality risks and .40% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges --

Charges for Mortality and Expense Risks" on page 15.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)

     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 21, for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 25 and "Section 408 IRA Contracts" on page 27.)

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20.)

DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. (See "Distribution of the Contracts" on page 24.)

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT*

                                                            UNIT VALUE
                       -------------------------------------------------------------------------------------
                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                         1991       1992       1993       1994       1995       1996       1997       1998
                       --------   --------   --------   --------   --------   --------   --------   --------
Equity Growth........   $18.32     $18.07     $19.67     $21.65     $25.58     $30.06     $37.99     $51.57
Money Market.........    12.49      12.90      13.20      13.65      14.35      15.00      15.71      16.45
Balanced.............    15.29      15.37      16.92      16.66      21.25      24.62      29.12      32.46
Core Bond............    14.52      15.71      17.81      16.70      19.63      20.10      21.66      23.15
Value & Income.......    13.60      14.93      16.91      16.86      22.48      26.38      33.99      38.08
Intermediate
 Government Bond.....    11.00      11.73      12.58      12.24      13.84      14,21      15.13      16.07
Calvert Series.......    11.91      12.75      13.36      13.11      16.87      18.83      22.41      26.13

                                 UNIT VALUE                                 UNITS OUTSTANDING
                       ------------------------------   ---------------------------------------------------------
                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                         1999       2000       2001       1991        1992        1993        1994        1995
                       --------   --------   --------   ---------   ---------   ---------   ---------   ---------
Equity Growth........   $70.57     $58.57     $46.26    1,334,644   2,115,942   2,907,819     994,859     201,470
Money Market.........    17.18      18.11      18.67      702,177     637,701     656,262     179,143      58,026
Balanced.............    35.91      34.75      32.55      814,494   1,268,765   1,835,594     762,735     145,593
Core Bond............    22.75      24.80      26.24      493,084     328,126     471,446     125,870      24,207
Value & Income.......    40.87      44.31      42.95    7,227,359   6,883,795   7,852,650   2,135,776     571,730
Intermediate
 Government Bond.....    16.18      17.53      18.52    3,840,526   1,628,553   1,591,845     768,905      50,325
Calvert Series.......    29.06      27.58      25.38      180,569     355,343     685,428     291,806      19,147

                                              UNITS OUTSTANDING
                       ---------------------------------------------------------------
                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                         1996       1997       1998       1999       2000       2001
                       --------   --------   --------   --------   --------   --------
Equity Growth........  237,959    242,846    247,234    142,912    142,030    110,873
Money Market.........   56,311     47,018     40,999     13,122      9,488     14,818
Balanced.............  156,241    163,289    167,348     77,105     67,074     60,898
Core Bond............   25,670     26,763     39,571     16,207     11,172     14,282
Value & Income.......  489,820    474,554    434,610    266,130    219,973    200,912
Intermediate
 Government Bond.....   47,901     14,366     27,614     13,708      9,742     23,408
Calvert Series.......   25,095     26,219     31,111     15,386     12,809     10,518


---------------
* The commencement date for the Intermediate Government Bond Subaccount is May 1, 1991.

  Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus.

                                      MONY

     MONY Life Insurance Company formerly organized as a mutual life insurance company, under the laws of the State of New York in 1842 converted to a stock life insurance company through demutualization. Its principal place of business is 1740 Broadway, New York, N.Y. 10019. MONY is currently licensed to sell life insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page
13. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.

CALVERT SERIES

The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert Inc."), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of the Fund are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of the Fund will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of the Fund that such conflict exists then MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                 SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
           ----------------------                 ------------------------------------------
Keynote Money Market Subaccount..............    Diversified Investors Money Market Portfolio
                                                 (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................    Diversified Investors Intermediate Government
                                                 Bond Portfolio (the "Intermediate Government
                                                 Bond Series")
Keynote Core Bond Subaccount (formerly the
  Keynote Long Term Bond Subaccount).........    Diversified Investors Core Bond Portfolio
                                                 (the "Core Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...    Diversified Investors Balanced Portfolio (the
                                                 "Balanced Series")
Keynote Value & Income Subaccount............    Diversified Investors Value & Income
                                                 Portfolio (the "Equity Income Series")
Keynote Equity Growth Subaccount.............    Diversified Investors Equity Growth Portfolio
                                                 (the "Equity Growth Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Keynote Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     See "Diversified Investors Portfolios" at page 13 and the Statement of Additional Information for more information on each series.

                                THE TRANSACTION

     On December 31, 1993, MONY and AEGON USA, Inc. ("AEGON") entered into a transaction pursuant to which MONY sold its group pension operation to AEGON (the "Transaction"). As a part of the Transaction, the Contracts may be transferred through assumption reinsurance to AUSA Life Insurance Company, Inc. ("AUSA"), a New York domiciled stock life insurance company and an indirect, wholly-owned subsidiary of AEGON. Subject to the receipt of any necessary state insurance department approvals and authorizations each Contractholder will receive materials relating to this assumption.

     In addition, as a result of the Transaction, the group fixed annuity contracts which have been issued by MONY to Contractholders may also be transferred to AUSA through assumption reinsurance. Based upon regulatory and other consideration, the transfer of any fixed contract may occur before, concurrent with, or after the transfer of the companion variable Contract which is offered through this Prospectus. Accordingly, all references in this Prospectus to a companion fixed annuity contract shall refer to the fixed contract issued by MONY or the fixed contract which has been assumed by AUSA, as appropriate.

     AUSA is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON. AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of 1.10%, .70% for mortality risks and ..40% for administrative expense risks, which was effective May 1, 1994, is 0.030139%.)

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. MONY does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services,including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 45.

     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 2001, CAMCO had over $6.5 billion in assets under management.

     CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

     Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 3.5%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 21) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 21), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 25). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 25.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 25.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her Accumulation Account.

                                PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

    (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

    (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

   (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

    (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

         If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

    (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or the Fund; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     MSC will act as the principal underwriter and the distributor of the Contracts pursuant to an underwriting agreement, on behalf of Keynote, with Diversified Investors Portfolios and the Calvert Series. MSC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Keynote, with certain exceptions in connection with the use of other authorized broker-dealers. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as insurance agents for the Company.

The Contracts may also be sold through registered representatives of other broker-dealers authorized by MSC and applicable law who may be insurance agents licensed by an insurance company other than MONY. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 (as indexed) per year; or lump sum distributions in excess of $750,000 (as indexed)) from qualified retirement Plans, including those funded through
Section 401(a), Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount. The Small Business Job Protection Act of 1996 suspended the imposition of the excess distribution excise tax in 1997, 1998 and 1999. Finally, the Taxpayer Relief Act of 1997 has repealed the excise tax (and a related estate tax on excess retirement accumulations) for all subsequent years.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(b) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Sec-tion 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $10,500 (as indexed) or the Participant's exclusion allowance. The $10,500 (as indexed) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55,
(6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the lesser of $30,000 (as indexed) or 25% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions is $10,500 (as indexed). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code and if certain conditions are met.

     The special five-year forward averaging is available to a recipient of a lump-sum distribution, received in a taxable year beginning before January 1, 2000, from a qualified retirement plan only if all these conditions are satisfied: (1) The distribution is received on or after the employee has reached age 59 1/2 (except for recipients making the ten-year forward averaging election for employees who reached age 50 before 1986); (2) the recipient elects special five-year forward averaging for the taxable year for all lump-sum distributions received during that taxable year; and (3) no lump-sum distribution from the same plan was rolled over tax-free into an IRA or another qualified plan.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. (If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA or another employer's plan. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to the IRA or another employer's qualified plan. See "Income Tax Withholding" below.) In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) made for certain allowable medical care expenses, (5) made for certain "qualified higher education expenses" or (6) made as "qualified first time homebuyer distributions" (not to exceed $10,000 in the aggregate). Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (or, in the case of a plan, the year of the Participant's retirement if still employed with the plan sponsor at that age.) (see "Annuity Purchase Date" on page 21), the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish an eligible deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. Generally, the annual deferral limit is the lesser of $8,000 (as indexed) or 33 1/3% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred and property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. However, under the Small Business Job Protection Act of 1996 the assets of new eligible plans of state and local governments must be held in trust for the "exclusive benefit" of the Participant's (and their beneficiaries). Eligible plans existing before the enactment of this law must comply with the trust and "exclusive benefit" requirement by January 1, 1999. Distributions from a Section 457 plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 (or, if later, the year in which he retires).

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, Form W-2 withholding by the employer may be required.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is also rolled over into an IRA.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

                             CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 23, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 48). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than

     10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the

     1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective by investing in U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than four years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Interme-diate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     CORE BOND SERIES. The investment objective of the Core Bond Series is to achieve the maximum total return. The Core Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Core Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Core Bond Series' "duration" between three and ten years, which means that the Core Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Core Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Core Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Core Bond Series so that the Core Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Core Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Core Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Core Bond Series. Additional information about the investment policies of the Core Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Core Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Core Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Core Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Core Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Core Bond Series may invest in securities of foreign issuers. The Core Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Core Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Core Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The Core Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Core Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Core Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series. The Core Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Core Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Core Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Core Bond Series, the Advisers may purchase securities for the Core Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Core Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Core Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Core Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     VALUE & INCOME SERIES. The investment objective of the Value & Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Value & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Value & Income Series so that it will out-perform other equity income funds in negative markets. As a result of this objective, the Income Series may underperform relative to other equity income funds in positive markets. The Value & Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Value & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Value & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Value & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Value & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Value & Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Value & Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Value & Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Value & Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Value & Income Series defaulted, the Value & Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Value & Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Value & Income Series, see the Appendix to the Statement of Additional Information.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Income are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the

Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Value & Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, VALUE & INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").

     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are made by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadvisers' continued performance.

     Diversified has selected Subadvisers for each series which have been approved by the Trustees of Diversified Investors Portfolios and the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series. The subadvisers are as follows:


MONEY MARKET FUND
INTERMEDIATE GOVERNMENT
BOND FUND:                   Capital Management Group. Capital Management Group
                             is a division of 1740 Advisers, Inc., a
                             wholly-owned subsidiary of The MONY Group, Inc.
                             Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York 10019.



                             The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the funds indicated:



                             Money Market Fund: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.



                             Intermediate Government Bond Fund: Gregory Staples, Vice President, has been responsible for the day-to-day management of the Intermediate Government Bond Fund since 1994. Mr. Staples has been employed by Capital Management Group since 1987.



CORE BOND FUND:              BlackRock Advisors, Inc. BlackRock was formed in
                             1988 and was acquired by PNC Financial Services
                             Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988.
                             The principal business address of BlackRock is 100
                             Bellevue Parkway, Wilmington, Delaware 19809.



BALANCED FUND:
AELTUS INVESTMENT
  MANAGEMENT, INC.
BLACKROCK ADVISORS           Aeltus Investment Management, Inc. Aeltus was
                             formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep N.V. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State
                             House Square, Hartford, Connecticut 06103-3602.


                             Geoffrey A. Brod, Portfolio Manager, has been responsible for the day-to-day supervision of the Balanced Fund on behalf of Aeltus since 1999 and has been employed by Aeltus or its parent company since 1966.


                             BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.



VALUE & INCOME FUND:
ALLIANCE CAPITAL
MANAGEMENT,
  LP, ASSET MANAGEMENT
GROUP Alliance Capital Management, L.P. Alliance Capital Management Corporation is the general partner of Alliance and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.



                             Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of The MONY Group, Inc. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.

EQUITY GROWTH FUND: ARK
ASSET MANAGEMENT CO.,
  INC. DRESDNER RCM GLOBAL
  INVESTORS LLC MARSICO
CAPITAL MANAGEMENT,
  LLC Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.



                             Dresdner RCM Global Investors, LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment adviser since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.



                             Marsico Capital Management, LLC. Marsico, a
                             Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.



                             Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.


     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of Diversified Investors Portfolios' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Diversified Investor Portfolios' Trustees have determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS

     The balance sheets of MONY as of December 31, 2001 and 2000 and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2001 and 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.

                               LEGAL PROCEEDINGS

     MONY is engaged in various kinds of routine litigation which, in the opinion of management, are not of material importance in relation to the total capital, results of operations, surplus or cash flows of MONY. There are no legal proceedings to which Keynote is a party.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

     The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

ITEM                                                          PAGE
----                                                          ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
Investment Objectives, Policies and Restrictions............    5
Determination of Net Asset Value; Valuation of Securities...   23
Management of Diversified Investors Portfolios..............   23
Independent Accountants.....................................   26
Capital Stock and Other Securities..........................   26
Taxation....................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
         -----------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                               PREMIUM TAX RATE PERCENT
                                                              --------------------------
                                                              QUALIFIED    NON QUALIFIED
                                                              ---------    -------------
California..................................................     .50%           2.35%
District of Columbia........................................      --              --
Kentucky....................................................    2.00%           2.00%
Maine.......................................................      --            2.00%
Nevada......................................................      --            3.50%
Puerto Rico.................................................    1.00%           1.00%
South Dakota................................................      --            1.25%
West Virginia...............................................    1.00%           1.00%
Wyoming.....................................................      --            1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2002

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                      AND

                          MONY LIFE INSURANCE COMPANY
                      1740 BROADWAY, NEW YORK, N.Y. 10019;

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2002 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.

A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.

                               TABLE OF CONTENTS

ITEM                                                          PAGE
----                                                          ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
  Investment Objectives, Policies and Restrictions..........    5
  Determination of Net Asset Value; Valuation of
     Securities.............................................   23
  Management of Diversified Investors Portfolios............   23
  Independent Accountants...................................   26
  Capital Stock and Other Securities........................   26
  Taxation..................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                            INDEPENDENT ACCOUNTANTS

     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     MONY Securities Corp ("MSC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. MSC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     MSC will not receive underwriting commissions. Registration as a broker-dealer does not mean that Securities and Exchange Commission ("the SEC") has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 2001, the yield for the Money Market Subaccount was 0.87% and the effective yield was 0.87%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period (""First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                              FOR THE
                                            FOR THE     FOR THE     FOR THE     FOR THE       PERIOD
                                             YEAR       3 YEAR      5 YEAR      10 YEAR        SINCE
                                             ENDED       ENDED       ENDED       ENDED       INCEPTION
                                           DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,       THROUGH
                                             2001        2001        2001        2001      DEC. 31, 2001
                                           --------    --------    --------    --------    -------------
Subaccount:
  Money Market(1)........................      3.09%      4.30%      4.46%       4.06%          6.91%
  Intermediate Government Bond(1)........      5.65%      4.85%      5.45%       5.34%          6.18%
  Core(1)................................      5.81%      4.26%      5.48%       6.03%          7.79%
  Balanced(1)............................     (6.33)%     0.09%      5.74%         N/A          9.06%
  Value & Income(1)......................     (3.07)%     4.10%     10.24%      12.17%         12.75%
  Equity Growth(1).......................    (21.02)%    (3.55)%     9.01%         N/A         10.27%
  Calvert Series(2)......................     (7.98)%    (0.96)%     6.16%       7.86%          8.64%


---------------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Keynote Subaccount invests its assets:

                                                   MONY POOLED
                   SERIES                        SEPARATE ACCOUNT
                   ------                        ----------------
Money Market................................  Pooled Account No. 4
Intermediate Government Bond................  Pooled Account No. 10d
Core Bond...................................  Pooled Account No. 5
Balanced....................................  Pooled Account No. 14
Value & Income..............................  Pooled Account No. 6
Equity Growth...............................  Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount and January 1978 for the Value & Income Subaccount, and February 1993 for the Equity Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.

(2) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

OTHER SUBACCOUNTS

     The yield for each of the Subaccounts other than the Money Market Subaccount and the Calvert Subaccount is shown for the periods indicated in the table below.

                             KEYNOTE SERIES ACCOUNT

                            YIELD FOR 30-DAY PERIOD*


                                                                                           INTERMEDIATE
                YIELD FOR 30                    EQUITY      VALUE &               CORE      GOVERNMENT
                 DAYS ENDED                     GROWTH      INCOME    BALANCED    BOND         BOND
                ------------                    ------      -------   --------    ----     ------------
DECEMBER 31, 2001...........................       -0.35%     1.55%      0.06%     0.93%        0.67%


---------------

* The 30 day yield is not indicative of future performance.

     The yield shown in the table above is computed by subtracting from the net investment income of the underlying investment vehicle all charges, expenses and fees as well as expenses imposed by Keynote and dividing the result by the value of the Subaccount. For the underlying investment vehicle of the Equity Growth, Equity Income and for the equity portion of the Balanced Subaccount, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the underlying investment vehicle) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the fixed income portion of the Balanced Subaccount, as well as the Core Bond and Intermediate Government Bond Subaccounts, net investment income is the net of interest earned on the obligations held by the underlying investment vehicle of the applicable Subaccount and expenses accrued for the period determined by (i) computing the yield to maturity based on the market value of each obligation held in the underlying investment vehicle at the close of business on the thirtieth day of the period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the underlying investment vehicle; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown for each Subaccount reflects deductions for all charges, expenses, and fees of both its underlying investment vehicle and Keynote.

     Net investment income of the underlying investment vehicle less all charges and expenses imposed by Keynote is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six series of Diversified Investors Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Core Bond Portfolio (the "Core Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Value & Income Portfolio (the "Equity Income Series") and Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

LENDING OF PORTFOLIO SECURITIES

     All Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the

Series must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment were to occur, the Series would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable(which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commis-sions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for edging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of Diversified Investors Portfolios has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Series and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Series does not exceed 5% of the market value of the total assets of a Series. In addition, the aggregate market value of the outstanding futures contracts purchased by a Series may not exceed 50% of the market value of the total assets of the Series. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the

     Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks);

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

          (7) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Series cannot exercise a demand feature on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Series) of its net assets would be so invested. A Series may not invest in time deposits maturing in more than seven days.

     State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Series will not as a matter of operating policy:

       (i) borrow money for any purpose in excess of 10% of the Series' total assets (taken at cost), except that the Series may borrow for temporary or emergency purposes up to 1/3 of its assets;
      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Series' net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;
     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
      (iv)   invest for the purpose of exercising control or management;
       (v) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Series if such purchase at the time thereof would cause (a) more than 10% of the Series' total assets
             (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Series' total assets (taken at the greater of cost or market value) to be invested in any one investment company;
             or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Series; and provided further that a Series may not purchase any security from any open-end investment company;
      (vi) purchase securities of any issuer if such purchase at the time thereof would cause the Series to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (vii) purchase or retain in a Series' portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of Diversified Investors Portfolios or is an officer or partner of the Adviser or Subadviser, if after the purchase of the securities of such issuer for a Series one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
    (viii)   invest more than 5% of a Series' net assets in warrants
             (valued at the lower of cost or market), but not more than 2% of a Series' net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock
             Exchange; or
      (ix)   make short sales of securities or maintain a short position
             (excluding short sales if the Series owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Series' net assets (taken at market value); provided, however, that the value of the Series' short sales of securities (excluding
             U.S. Government Securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Series' net assets or more than 2% of the securities of any class of any issuer.

     Policies (i) through (ix) may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Series pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgement and in a manner deemed to be in the best interest of the investors in a Series rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Further-more, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES


                                           AGE
                                         (AS OF
                                       11/15/2001)
                                       -----------
Tom A. Schlossberg*..................      51        Director, Chairman of the Board, President and
(Managing Board Member)                              Chief Executive Officer, Diversified Investment
                                                     Advisors (since December 1993).

Neal M. Jewell.......................      67        Consultant (since 1995); Independent Trustee, EAI
(Managing Board Member)                              Select (a registered investment company) (since
355 Thornridge Drive,                                1995).
Stamford, Connecticut 06903

Eugene M. Mannella...................      47        President, International Fund Services (mutual
(Managing Board Member)                              fund administration) (since August 1993).
Two Orchard Neck Road,
Center Moriches, New York 11934

Mark Mullin*.........................      39        Vice President, Diversified Investment Advisors
(Managing Board Member)                              (since April 1995).

Patricia L. Sawyer...................      51        President and Executive Search Consultant, Smith &
(Managing Board Member)                              Sawyer LLC (since 1990).
Smith & Sawyer Inc.
230 Park Avenue
33rd Floor
New York, New York 10169


                                    OFFICERS


     Mr. Mullin is President and Chairman of the Board of Diversified Investors Portfolios.



                                           AGE
                                         (AS OF
                                       11/15/2001)
                                       -----------
Robert F. Colby......................      46        Vice President and General Counsel, Diversified
                                                     (since January 1994); Vice President of DISC
                                                     (since November 1993); Vice President and
                                                     Assistant Secretary, AUSA Life Insurance Company,
                                                     Inc. (since March, 1995); Director, Vice President
                                                     and Chief Corporate Counsel, The MONY Group, Inc.
                                                     (April 1993 to December 1993).
Joseph P. Carusone...................      36        Vice President (since December 1999), Director
                                                     (since December 1999), Diversified; Vice President
                                                     and Assistant Treasurer, Bank of New York (1993 to
                                                     1999).
John F. Hughes.......................      60        Vice President and Senior Counsel, Diversified
                                                     (since January 1994); Vice President AUSA Life
                                                     Insurance Company (since November 1993); Assistant
                                                     Secretary DISC (since 1993).


     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                          INVESTMENT ADVISORY SERVICES

     The Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Diversified provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees of Diversified Investors Portfolios, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

The financial statements of Diversified Investors Portfolios included herein have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are nine active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Series present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Series. Diversified Investors Portfolios or any Series may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Series, unless the investors in such Series, by majority vote, agree to continue the Series. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Series.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax information returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                                                      APPENDIX A



                        DESCRIPTION OF SECURITY RATINGS



STANDARD & POOR'S



CORPORATE AND MUNICIPAL BONDS



     AAA -- An obligor rated AAA has extremely strong capacity to meet its financial commitments. AAA is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA -- An obligor rated AA has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in a small degree.



     A -- An obligor rated A has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligor in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



     BBB -- An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     Obligors rated BB are regarded as having significant speculative characteristics. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     BB -- An obligor rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     PLUS (+) OR MINUS (-) A plus or minus may be added to ratings from AA to BB to denote relative standing within the major ratings categories.



COMMERCIAL PAPER, INCLUDING TAX EXEMPT



     A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.



     A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MOODY'S



CORPORATE AND MUNICIPAL BONDS



     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



COMMERCIAL PAPER



     PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



     - Leading market positions in well established industries.



     - High rates of return on funds employed.



     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of MONY Life Insurance Company and the Contractholders of Keynote Series Account:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth, and Calvert Subaccounts (seven of the Subaccounts constituting the Keynote Series Account) ("Keynote") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Keynote's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 19, 2002

                             KEYNOTE SERIES ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                        INTERMEDIATE
                             MONEY       GOVERNMENT                               VALUE &       EQUITY
                             MARKET         BOND       CORE BOND     BALANCED      INCOME       GROWTH      CALVERT
                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                           ----------   ------------   ----------   ----------   ----------   ----------   ----------
ASSETS:
Investment in the Funds,
  at value (Notes 1 and
  2).....................   $276,815      $433,872      $374,479    $1,983,397   $8,653,490   $5,130,777    $267,244
Receivable for units
  purchased..............          6            55           686           779        6,271        2,985         143
Receivable from MONY.....      3,109            --            --            --           --       15,459          --
                            --------      --------      --------    ----------   ----------   ----------    --------
Total assets.............    279,930       433,927       375,165     1,984,176    8,659,761    5,149,221     267,387
                            --------      --------      --------    ----------   ----------   ----------    --------
LIABILITIES:
Payable for securities
  purchased..............         --            --            --            --           --           --         143
Payable for units
  redeemed...............         --            --            --            --       22,551          493          --
Accrued expenses.........      3,325           406           352         1,846        8,008       19,645         249
                            --------      --------      --------    ----------   ----------   ----------    --------
     Total liabilities...      3,325           406           352         1,846       30,559       20,138         392
                            --------      --------      --------    ----------   ----------   ----------    --------
     NET ASSETS
       ATTRIBUTABLE TO
       ANNUITY
       CONTRACTHOLDERS...   $276,605      $433,521      $374,813    $1,982,330   $8,629,202   $5,129,083    $266,995
                            ========      ========      ========    ==========   ==========   ==========    ========
Accumulation units.......     14,818        23,408        14,282        60,898      200,912      110,873      10,518
                            ========      ========      ========    ==========   ==========   ==========    ========
Unit value...............   $  18.67      $  18.52      $  26.24    $    32.55   $    42.95   $    46.26    $  25.38
                            ========      ========      ========    ==========   ==========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                             INTERMEDIATE
                                 MONEY        GOVERNMENT                                  VALUE &        EQUITY
                                 MARKET          BOND        CORE BOND      BALANCED       INCOME        GROWTH        CALVERT
                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                               ----------    ------------    ----------    ----------    ----------    -----------    ----------
INVESTMENT INCOME (LOSS):
Net investment income (loss)
  allocated from Diversified
  Investors Portfolios (Note
  2):
  Interest Income............   $11,200        $23,188        $21,788      $  50,614     $  20,274     $    6,808      $     --
  Dividend Income............        --             --             --         17,243       213,606         36,638            --
  Income from loaned
    securities -- net........        --             82            169            444           982            658
  Expenses...................      (736)        (1,567)        (1,449)       (10,025)      (43,568)       (38,898)           --
Dividend income from Calvert
  Social Balanced Portfolio
  (Note 2):..................        --             --             --             --            --             --        15,001
                                -------        -------        -------      ---------     ---------     -----------     --------
Net investment income from
  Portfolios and Calvert.....    10,464         21,703         20,508         58,276       191,294          5,206        15,001
                                -------        -------        -------      ---------     ---------     -----------     --------
EXPENSES (NOTE 3):
  Mortality and expense
    risk.....................     3,006          4,501          4,210         22,731       101,105         66,626         3,059
  Less expenses reimbursed by
    MONY.....................      (463)            --             --             --            --         (8,614)           --
                                -------        -------        -------      ---------     ---------     -----------     --------
  Net expenses...............     2,543          4,501          4,210         22,731       101,105         58,012         3,059
                                -------        -------        -------      ---------     ---------     -----------     --------
Net investment income
  (loss).....................     7,921         17,202         16,298         35,545        90,189        (52,806)       11,942
                                -------        -------        -------      ---------     ---------     -----------     --------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND
  FUTURES (NOTE 2):
  Net realized gains (losses)
    on securities and
    futures..................        15            860         14,514       (202,895)      155,706       (889,513)      (14,688)
  Net realized gains (losses)
    on foreign currency
    transactions.............        --             --            247          4,635            --             (3)           --
  Net change in unrealized
    appreciation
    (depreciation) on
    securities and futures...        --          1,246        (11,832)        22,253      (562,057)      (693,348)      (23,816)
  Net change in unrealized
    appreciation on
    translation of assets and
    liabilities denominated
    in foreign currencies....        --             --             81            194            --              1            --
                                -------        -------        -------      ---------     ---------     -----------     --------
  Net realized and unrealized
    gains (losses) on
    securities and futures...        15          2,106          3,010       (175,813)     (406,351)    (1,582,863)      (38,504)
                                -------        -------        -------      ---------     ---------     -----------     --------
Net increase (decrease) in
  net assets resulting from
  operations.................   $ 7,936        $19,308        $19,308      $(140,268)    $(316,162)    $(1,635,669)    $(26,562)
                                =======        =======        =======      =========     =========     ===========     ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                  INTERMEDIATE
                                       MONEY       GOVERNMENT                                VALUE &       EQUITY
                                       MARKET         BOND       CORE BOND     BALANCED      INCOME        GROWTH       CALVERT
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                     ----------   ------------   ----------   ----------   -----------   -----------   ----------
FROM OPERATIONS:
  Net investment income (loss).....   $  7,921     $  17,202     $  16,298    $   35,545   $    90,189   $   (52,806)  $  11,942
  Net realized gains (losses) on
    securities and futures.........         15           860        14,514      (202,895)      155,706      (889,513)    (14,688)
  Net realized gains (losses) on
    foreign currency
    transactions...................         --            --           247         4,635            --            (3)         --
  Net change in unrealized
    appreciation (depreciation) on
    securities and futures.........         --         1,246       (11,832)       22,253      (562,057)     (693,348)    (23,816)
  Net change in unrealized
    appreciation on translation of
    assets and liabilities
    denominated in foreign
    currencies.....................         --            --            81           194            --             1          --
                                      --------     ---------     ---------    ----------   -----------   -----------   ---------
  Net increase (decrease) in net
    assets resulting from
    operations.....................      7,936        19,308        19,308      (140,268)     (316,162)   (1,635,669)    (26,562)
                                      --------     ---------     ---------    ----------   -----------   -----------   ---------
FROM UNIT TRANSACTIONS:
  Net proceeds from units issued...    180,380       404,147       261,750       125,956       793,841       401,129      53,190
  Net asset value of units
    redeemed.......................    (83,535)     (160,685)     (183,340)     (333,976)   (1,595,594)   (1,954,506)   (112,933)
                                      --------     ---------     ---------    ----------   -----------   -----------   ---------
  Net increase (decrease) in net
    assets from unit
    transactions...................     96,845       243,462        78,410      (208,020)     (801,753)   (1,553,377)    (59,743)
                                      --------     ---------     ---------    ----------   -----------   -----------   ---------
  Net increase (decrease) in net
    assets.........................    104,781       262,770        97,718      (348,288)   (1,117,915)   (3,189,046)    (86,305)
NET ASSETS:
  Beginning of year................    171,824       170,751       277,095     2,330,618     9,747,117     8,318,129     353,300
                                      --------     ---------     ---------    ----------   -----------   -----------   ---------
  End of year......................   $276,605     $ 433,521     $ 374,813    $1,982,330   $ 8,629,202   $ 5,129,083   $ 266,995
                                      ========     =========     =========    ==========   ===========   ===========   =========

Units outstanding beginning of
  year.............................      9,488         9,742        11,172        67,074       219,973       142,030      12,809
Units issued during year...........      9,848        22,576        10,316         3,764        18,725         8,293       2,015
Units redeemed during year.........     (4,518)       (8,910)       (7,206)       (9,940)      (37,786)      (39,450)     (4,306)
                                      --------     ---------     ---------    ----------   -----------   -----------   ---------
Units outstanding end of year......     14,818        23,408        14,282        60,898       200,912       110,873      10,518
                                      ========     =========     =========    ==========   ===========   ===========   =========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                               INTERMEDIATE
                                    MONEY       GOVERNMENT                                 VALUE &         EQUITY
                                    MARKET         BOND       CORE BOND     BALANCED        INCOME         GROWTH       CALVERT
                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT (1)   SUBACCOUNT    SUBACCOUNT
                                  ----------   ------------   ----------   ----------   --------------   -----------   ----------
FROM OPERATIONS:
  Net investment income
    (loss)......................  $  12,997     $   4,669     $  16,550    $   49,278    $   109,138     $   (84,340)  $  12,505
  Net realized gains (losses) on
    securities..................        (35)       (1,009)       (4,526)      110,849      2,009,797       1,194,289       6,512
  Net realized gains (losses) on
    foreign currency
    transactions................         --            --         1,162         4,914             --              --          --
  Net change in unrealized
    appreciation (depreciation)
    on securities...............         --         4,155        12,485      (245,691)    (1,432,019)     (2,837,183)    (43,555)
  Net change in unrealized
    depreciation on translation
    of assets and liabilities
    denominated in foreign
    currencies..................         --            --          (113)         (952)            --              --          --
                                  ---------     ---------     ---------    ----------    -----------     -----------   ---------
  Net increase (decrease) in net
    assets resulting from
    operations..................     12,962         7,815        25,558       (81,602)       686,916      (1,727,234)    (24,538)
                                  ---------     ---------     ---------    ----------    -----------     -----------   ---------
FROM UNIT TRANSACTIONS:
  Net proceeds from units
    issued......................    278,014        92,615        56,371       211,564        607,942       2,190,113      87,920
  Net asset value of units
    redeemed....................   (344,530)     (151,467)     (173,559)     (568,478)    (2,425,069)     (2,229,970)   (157,269)
                                  ---------     ---------     ---------    ----------    -----------     -----------   ---------
  Net decrease in net assets
    from unit transactions......    (66,516)      (58,852)     (117,188)     (356,914)    (1,817,127)        (39,857)    (69,349)
                                  ---------     ---------     ---------    ----------    -----------     -----------   ---------
  Net decrease in net assets....    (53,554)      (51,037)      (91,630)     (438,516)    (1,130,211)     (1,767,091)    (93,887)
NET ASSETS:
  Beginning of year.............    225,378       221,788       368,725     2,769,134     10,877,328      10,085,220     447,187
                                  ---------     ---------     ---------    ----------    -----------     -----------   ---------
  End of year...................  $ 171,824     $ 170,751     $ 277,095    $2,330,618    $ 9,747,117     $ 8,318,129   $ 353,300
                                  =========     =========     =========    ==========    ===========     ===========   =========
Units outstanding beginning of
  year..........................     13,122        13,708        16,207        77,105        266,130         142,912      15,386
Units issued during year........     16,024         5,398         2,375         5,943         15,162          32,085       2,791
Units redeemed during year......    (19,658)       (9,364)       (7,410)      (15,974)       (61,319)        (32,967)     (5,368)
                                  ---------     ---------     ---------    ----------    -----------     -----------   ---------
Units outstanding end of year...      9,488         9,742        11,172        67,074        219,973         142,030      12,809
                                  =========     =========     =========    ==========    ===========     ===========   =========

---------------

(1) Formerly the Equity Income Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

 1.  ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company, ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert" and collectively, the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report.

     At December 31, 2001, each of the subaccounts' investment in the corresponding Portfolios was as follows:

                                          PERCENTAGE INVESTMENT
               SUBACCOUNT                     IN PORTFOLIO
               ----------                 ---------------------
Money Market............................           0.04
Intermediate Government Bond............           0.16
Core Bond...............................           0.04
Balanced................................           0.38
Value & Income..........................           0.50
Equity Growth...........................           0.41

 2.  SIGNIFICANT ACCOUNTING POLICIES

  A.  INVESTMENTS:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The investment in shares of Calvert is stated at net asset value. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. A description of the portfolio valuation for Calvert can be found in Note A of the notes to financial statements contained elsewhere in this report.

  B.  INVESTMENT INCOME:

     Each Keynote subaccount earns income, net of expenses, daily on its investment in the corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such determination. For the Calvert subaccount, dividend income is recorded on the ex-dividend date. Realized gains and losses from investments sold are determined on the basis of identified cost.

                             KEYNOTE SERIES ACCOUNT

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  C.  FEDERAL INCOME TAXES:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

  D.  OTHER:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 3.  FEES AND TRANSACTIONS WITH AFFILIATES

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.10%; however, MONY reserves the right to charge maximum fees of 1.25% upon notice.

     MONY has voluntarily undertaken to waive expenses of the Money Market and Equity Growth Subaccounts, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.10% and 0.50%, respectively, of average daily net assets. MONY reserves the right to raise this limit upon notice.

 4.  GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with AUSA Life Insurance Company, Inc. ("AUSA"), a wholly owned subsidiary of AEGON, USA, pursuant to which the Group Plans may be transferred through assumption reinsurance to AUSA. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of AUSA. Assets transferred to AUSA pursuant to this assumption reinsurance transaction for the years ended December 31, 2001 and December 31, 2000, were as follows:

SUBACCOUNTS                                                2001 AMOUNT   2000 AMOUNT
-----------                                                -----------   -----------
Money Market.............................................    $18,519      $  7,525
Intermediate Government Bond.............................         --         3,955
Core Bond................................................         --         6,990
Balanced.................................................        400        99,378
Value & Income...........................................        363       183,196
Equity Growth............................................      2,972       359,881
Calvert..................................................         --        33,734
                                                             -------      --------
                                                             $22,254      $694,659
                                                             =======      ========

The amounts related to these assumptions are reflected as redemptions in the Statements of Changes in Net Assets.

                             KEYNOTE SERIES ACCOUNT

 5.  FINANCIAL HIGHLIGHTS

     For an average accumulation unit outstanding throughout the year:

                                                              INCOME (LOSS) FROM INVESTMENT
                                                                        OPERATIONS
                                                         ----------------------------------------
                                                                                         TOTAL
                                                                       NET REALIZED      INCOME
                                               UNIT         NET            AND           (LOSS)      UNIT
                  FOR THE                     VALUE,     INVESTMENT     UNREALIZED        FROM      VALUE,
                   YEAR                      BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT   END OF     TOTAL
                   ENDED                      OF YEAR      (LOSS)     ON INVESTMENTS   OPERATIONS    YEAR     RETURN
                  -------                    ---------   ----------   --------------   ----------   -------   -------
MONEY MARKET SUBACCOUNT
12/31/2001.................................   $18.11       $0.54         $  0.02        $  0.56     $18.67       3.09%
12/31/2000.................................    17.18        0.93              --           0.93      18.11         NA
INTERMEDIATE GOVERNMENT BOND SUBACCOUNT
12/31/2001.................................    17.53        0.77            0.22           0.99      18.52       5.65
12/31/2000.................................    16.18        0.79            0.56           1.35      17.53         NA
CORE BOND SUBACCOUNT
12/31/2001.................................    24.80        1.10            0.34           1.44      26.24       5.81
12/31/2000.................................    22.75        1.22            0.83           2.05      24.80         NA
BALANCED SUBACCOUNT
12/31/2001.................................    34.75        0.57           (2.77)         (2.20)     32.55      (6.33)
12/31/2000.................................    35.91        0.66           (1.82)         (1.16)     34.75         NA
VALUE & INCOME SUBACCOUNT
12/31/2001.................................    44.31        0.42           (1.78)         (1.36)     42.95      (3.07)
12/31/2000.................................    40.87        0.46            2.98           3.44      44.31         NA
EQUITY GROWTH SUBACCOUNT
12/31/2001.................................    58.57       (0.43)         (11.88)        (12.31)     46.26     (21.02)
12/31/2000.................................    70.57       (0.58)         (11.42)        (12.00)     58.57         NA
CALVERT SERIES SUBACCOUNT
12/31/2001.................................    27.58        1.13           (3.33)         (2.20)     25.38      (7.98)
12/31/2000.................................    29.06        0.87           (2.35)         (1.48)     27.58         NA


                                                                                RATIO TO AVERAGE NET ASSETS
                                                           ---------------------------------------------------------------------
                                                                                                                  EXPENSES
                                                                                               EXPENSES,          INCLUDING
                                                                           NET INVESTMENT      INCLUDING       EXPENSES OF THE
                  FOR THE                                       NET         INCOME (LOSS)     EXPENSES OF       PORTFOLIO OR
                   YEAR                      NET ASSETS,    INVESTMENT         (NET OF       THE PORTFOLIO     CALVERT (NET OF
                   ENDED                     END OF YEAR   INCOME (LOSS)   REIMBURSEMENTS)    OR CALVERT       REIMBURSEMENTS)
                  -------                    -----------   -------------   ---------------   -------------   -------------------
MONEY MARKET SUBACCOUNT
12/31/2001.................................  $  276,605         2.72%            2.89%           1.37%              1.20%
12/31/2000.................................     171,824         5.08             5.26            1.30               1.12
INTERMEDIATE GOVERNMENT BOND SUBACCOUNT
12/31/2001.................................     433,521         4.18             4.18            1.48               1.48
12/31/2000.................................     170,751         4.72             4.72            1.39               1.39
CORE BOND SUBACCOUNT
12/31/2001.................................     374,813         4.25             4.25            1.48               1.48
12/31/2000.................................     277,095         5.18             5.18            1.40               1.40
BALANCED SUBACCOUNT
12/31/2001.................................   1,982,330         1.72             1.72            1.59               1.59
12/31/2000.................................   2,330,618         1.85             1.85            1.51               1.51
VALUE & INCOME SUBACCOUNT
12/31/2001.................................   8,629,202         0.98             0.98            1.58               1.58
12/31/2000.................................   9,747,117         1.13             1.13            1.48               1.48
EQUITY GROWTH SUBACCOUNT
12/31/2001.................................   5,129,083        (1.02)           (0.87)           1.75               1.60
12/31/2000.................................   8,318,129        (0.94)           (0.85)           1.60               1.51
CALVERT SERIES SUBACCOUNT
12/31/2001.................................     266,995         4.30             4.30            1.97               1.97
12/31/2000.................................     353,300         2.96             2.96            1.89               1.89


                  FOR THE
                   YEAR                      PORTFOLIO
                   ENDED                     TURNOVER*
                  -------                    ---------
MONEY MARKET SUBACCOUNT
12/31/2001.................................      NA
12/31/2000.................................      NA
INTERMEDIATE GOVERNMENT BOND SUBACCOUNT
12/31/2001.................................      40%
12/31/2000.................................      NA
CORE BOND SUBACCOUNT
12/31/2001.................................     547
12/31/2000.................................      NA
BALANCED SUBACCOUNT
12/31/2001.................................     312
12/31/2000.................................      NA
VALUE & INCOME SUBACCOUNT
12/31/2001.................................      32
12/31/2000.................................      NA
EQUITY GROWTH SUBACCOUNT
12/31/2001.................................      63
12/31/2000.................................      NA
CALVERT SERIES SUBACCOUNT
12/31/2001.................................     751
12/31/2000.................................      NA

---------------

* Portfolio Turnover of the Series Portfolio and Calvert Social Balanced Portfolio.

                              FOURTH QUARTER 2001

                            ANNUAL ECONOMIC OVERVIEW

     Although stocks staged an impressive comeback in the fourth quarter, the rally would not be strong enough to propel the major stock market indices into positive territory. In fact, the negative returns of 2000 and 2001 marked the worst two year period for the S&P 500 Index since the bear market of 1973 and 1974, the last time the Index endured consecutive calendar year losses. On the other hand, bond investors were once again rejoicing as the Lehman Brothers Aggregate Bond Index outperformed stocks for the second straight year, making this only the fourth time in history that bonds outperformed stocks for two consecutive years.

     The stock market's performance was to a large degree a direct result of a significantly slowing economy, which had officially entered into a recession and ended the longest economic expansion in history. The U.S. economy contracted at an annualized rate of 1.3% in the third quarter, as measured by the Gross Domestic Product (GDP), and will undoubtedly have another negative reading in the fourth quarter. We estimate the fourth quarter GDP report to show approximately a 1.6% decline. However, it is imperative to note that the Federal Reserve Board and the Government have done their part in providing the much needed stimulus to jump start our economy by aggressively lowering interest rates and providing fiscal relief through lower taxes. The Federal Reserve cut the Fed Funds Rate eleven times this year to 1.75%, its lowest level in forty years.

     The major factors that contributed to the demise of the economy were a significant correction in inventory levels, cut backs in business and capital expenditures and generally weaker consumer spending. In an attempt to satisfactorily meet the pent up demand, which was created by the economic strength in the late 1990's, businesses stockpiled inventory to very high levels. Much of the build up in inventory was in the telecommunication and semi-conductor sectors. Once the tech bubble burst and orders for goods and services were cancelled, manufacturing essentially shutdown, causing a massive correction in inventory levels. As a result, excess capacity was created. In fact, manufacturing is operating at 74.7% of capacity, well below the level during the 1990-1991 recession and well off the high of 83% in June 2000.

     Consumer confidence took it on the chin by declining 27% during the past year as the effects of a weak equity market, the terrorist attacks on September 11 and increased unemployment negatively impacted consumers. As a result, total retail sales were up 3.5%. Although, it appears that automobile sales largely skewed the numbers thanks to aggressive incentive programs and 0% financing. When you extract automobile sales, retail sales were up a modest 1.1%. Even retailers had to discount prices on goods to attract buyers.

     However, despite the economy's doldrums, there were sectors that showed some strength in the year, specifically the housing market. Both new and existing home sales clearly benefited from the low interest rate environment as 30-year mortgage rates fell below 7%.

     Inflation continues to remain under control, with the Consumer Price Index
(CPI) rising 2.0% while the Producer Price Index actually declined by 1.9%. We believe that inflation will remain calm through 2002, as a weak economy, excess capacity and still efficient productivity will not enable prices on goods and services to significantly increase. We are estimating the CPI Index to increase approximately 2% for 2002. We would not be surprised if the CPI Index comes in lower than this.

                               FINANCIAL MARKETS

     Concerns regarding the direction of the economy, low inflation and oil prices, political nervousness, weak corporate profits and the eleven interest rate cuts by the Federal Reserve created a favorable environment for bond investors. The investment grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 8.4% for the year.

     Despite the solid return from the Index last year, the bond market underwent significant volatility. After rallying for the first ten months of the year, bond prices began to plummet in early November through December as investors started to notice that signs of strength in the economy were beginning to emerge and the Fed would end its easing cycle, which caused yields to move upward. In addition, the market was jolted by the shocking news of Enron's collapse from the corporate pedestal, which called into question the accuracy of financial statements and the efficacy of credit analysis. As a result, the Index posted a total return of .05% for the fourth quarter.

     The yield curve dramatically steepened after beginning the year inverted. Rates dropped the most at the short-end of the yield curve, while the 10 and 30-year bond yields were relatively unchanged. Although the yield on the 10 year bond was down only 6 basis points for the year, the path it took to get there was also volatile, as the yield on the 10-year bond actually reached a low of 4.20% in the fall. As a result, yield curve positioning had a significant impact on portfolio performance. If the duration of a portfolio was underweighted in the intermediate sector of the curve, performance most likely fell short. The intermediate duration performed best, i.e. the Lehman Brothers Intermediate Government/ Corporate Bond Index (approximately 3 years in duration) returned 9.0%, while the Lehman Brothers Government/Corporate Bond Index (approximately 5 years in duration) returned 8.5%.

     With the exception of high-yield corporate securities, investment grade corporate securities, mortgages and asset backed securities, otherwise known as "spread" products, produced higher returns than Government securities for the year. The investment grade corporate securities were the best performing sector of the bond market with a 10.4% return while Government bonds returned 7.2%. This was a reversal of 2000 when risk premiums widened and investors sought the relative safety of Government issues.

     Despite the tumultuous environment surrounding the equity markets and a string of bankruptcy court filings, the high yield sector, as measured by the Credit Suisse First Boston Global High Yield Index, reversed it's poor showing of 2000 and returned 5.8% for 2001. This result was largely due to this sector recovering in the fourth quarter after having the prior two quarters post negative returns. The Index was up 5.7% for the fourth quarter.

     After going through one of the worst quarters in stock market history, the market's fourth quarter rally was greeted with open arms. Although stocks advanced slowly at first, they picked up momentum after the Federal Reserve cut interest rates on November 6. For the quarter, the S&P 500 Index, the Dow Jones Industrial Average, and the NASDAQ Indices were up 11%, 14% and 30%, respectively, and rallied an impressive 19%, 22% and 37% from their September 21 lows. The best performer for the quarter came from the small capitalization Russell 2000 Index which returned 21% due to the belief that small company's shares tend to be most sensitive to economic growth. Also during the quarter investors passed on the defensive sectors such as consumer non-cyclical and utility with losses of 10.1% and 3.3%, respectively, and favored the more cyclical companies that are leveraged to economic improvement and those whose stock prices were hit the hardest prior to the fourth quarter. The best performing areas were technology (+34.0%), consumer cyclical (+24.3%), transportation (+20.6%), and capital goods (+15.0%).

     Despite the quarter's strong comeback, the S&P 500 Index declined 11.9% and the NASDAQ Index was the hardest hit by falling 21.1% for the year. The major factor contributing to the market's sell-off in 2001 was the realization that the economy had formally entered into a recession, and caused corporate profits to significantly fall. The average S&P 500 earnings on a reported basis for the first, second and third quarters were -6.8%, -16.8% and -26.8%, respectively, and so far the fourth quarter's earnings are down 39%. Earnings this bad, coupled with still relatively high valuations, made for a tough environment. In addition, the terrorist attacks, the Enron debacle and no clear direction as to the whether the economic recovery will be strong or drawn out added to the poor environment for stocks.

     Among the sectors, at some point in time during the year, investors favored just about every one. This, as you can imagine, created an abundance of volatility and major market rotation. When all was completed, some sectors followed the performance of 2000, specifically technology and communication services which were down 23.4% and, 12.1%, respectively. The telecommunication sector continued to be impacted by the fallout of the technology bubble. The major reason for this sector's troubles was due to many of the telecom companies taking on large amounts of debt to build costly infrastructure. As a result, some have filed for bankruptcy court protection and many companies have the specter of bankruptcy priced into the stock. However, there were some turnaround situations, such as the basic industry and consumer cyclical sectors. After falling by 16% and 20%, respectively in 2000, both sectors posted positive results in 2001 with 2.9% and 12.6%, respectively. Other sectors that fared well in 2000 did not have the same fortune in 2001. Those sectors are utility, finance and healthcare that declined 30%, 12%, and 9%, respectively.

     Among equity styles, the small cap Russell 2000 Index turned in the best performance by churning out a positive result of 2.5%. Although the Russell 1000 Value Index was down 5.6% for the year, it continued to significantly outperform The Russell 1000 Growth Index, which was down 20.4%. This should not be surprising since the communication services, technology and healthcare sectors represent a significant portion of that index. Over the past two years, value stocks have exceeded the return on growth stocks by a 23.9% margin. That is not bad for a sector that investors declared dead in the water following 1998 and 1999 when growth investing was the favorite theme. International equity stocks also followed the U.S. market down, as the MSCI World Ex-US Index declined 21.2% for the year. For the first time since 1974, the three major world economies were in recession at once.

                                    OUTLOOK

     After originally believing that the economic recovery would be fast and furious, we have revised our thinking and are in the "U" shaped gradual recovery camp. Although the Fed has done its part in trying to stimulate economic growth, it may take a little more than originally anticipated to get it back on track. In typical recovery periods, a recession takes place when consumer spending dramatically declines as well as when there is a significant decline in Government spending due to lower tax revenue. This recession was not attributed to the consumer and Government, but to the corporate sector, which needed to reduce significant excess in inventory levels and cut back on spending budgets. If there was any spending by business it was for disaster recovery, anti-virus software for computers and restructuring packages for laid-off workers. If not for consumer and Government spending the recession would have happened sooner. Earlier in this letter, reference was made to consumers leveraging themselves by taking advantage of attractive incentive and financing packages offered by businesses. For this reason, we believe that consumers will start to pay down this debt and cause total spending to decelerate. If there is to be a turnaround it will no doubt come from the industrial sector, as inventory levels will be increased after going through a rather significant correction. However, businesses will monitor and regulate the level of inventory to meet demand, which will be muted to a degree.

     As far as the financial markets are concerned we believe that the year will be one of two tales. The first being on the downside as the market dusts off some of the excess valuation caused by last quarter's rally. The P/E ratio of the S&P 500 Index ended the year at approximately 41x on a trailing earnings per share basis. We believe that this level is too high given the current earnings estimates. We believe that the market will make a bottom sometime in the first half of the year, which will set the stage for a recovery in the second half. However, how much and how long of a recovery we have will ultimately depend on the economy. While we believe that the economy is currently in a "transition" stage, it is still a little early to know how durable the recovery is at this point.

     We believe that bonds will do well early in the year, then sell-off later as we start to see signs of economic strength. The real value in the bond market is in the spread sector as the yield spread continues to be at very high levels. Therefore, we believe that the higher yielding spread products such as corporate bonds will outperform in 2002.

                                  MONEY MARKET

     The fourth quarter proved to be a period marked by a recovery in both human terms and that of the financial markets in the wake of the tragic events of September 11. In anticipating further economic fallout from the disaster and reacting to softening economic indicators, the Federal Reserve Board cut its target for the federal-funds interest rate three times in the fourth quarter. The cuts left the fed-funds rate at 1.75%, nearly an unprecedented low.

     The economic data in the U.S. are starting to collectively portray an economy in which the worst of the recession is beneath it. Over the past several months, consumer sales and housing activity proved surprisingly resilient. Of late, indications are that manufacturing activity is starting to rebound as new orders experienced growth in November, breaking a long negative trend. Thus, while the capital markets and many observers see the U.S. economy as having bottomed out, Fed Chairman Alan Greenspan threw the financial markets for a loop with his January 11 speech. In his remarks, Greenspan expressed reservations over the ability of the U.S. economy to rebound at the pace which the markets anticipate. As a result, money market yields dropped significantly in interpreting his remarks as a prelude to another Fed easing at its January 29-30 meeting. Up until this point, many market participants believed, as we did, that the Fed had likely completed its easing process. Now the money market is pricing in a better than 50% probability that the Fed will ease one-quarter percent at the January 2002 meeting. We remain skeptical that the Fed would do so based on the available economic data and the reluctance on the part of Fed board members and bank presidents to ease as aggressively as Greenspan successfully sought to do at the November and December meetings. Instead, for the time being anyway, we see Greenspan's speech as an attempt to "jawbone" long-term interest rates, which rose last year despite eleven Fed easing moves, down to help the economy recover. We still think the next Fed move should and will be an increase.

     The average maturity of the Money Market Portfolio rose during the fourth quarter to capture selective opportunities for yield pick-up for investments extending into the second half of 2002. Going forward, we will likely maintain a high degree of liquidity in the money market portfolio by keeping a healthy portion of the portfolio short (to capture high current yields) while seizing on opportunities to extend into longer maturing/attractive yielding investments. We think such a strategy best positions the portfolio in the current environment. The average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat from one to six months, so there is little yield pickup unless extending out into the one-year area. The average maturity of the portfolio at year-end was 79.7 days, as compared to the 62.5 days as of 9/30/01.

     The portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income.

                                  HIGH QUALITY

     The net result of our activities during the quarter was to increase the allocation in the money market sector by 1.5%, increase the Treasury and Agency sector by 1.5%, increase the international sector by 1.6 %, increase the mortgage sector by 4.5% and reduce the corporate sector by 2.0%. The average portfolio quality increased modestly from AA1/AA to AA1/AA+. The portfolio duration was 1.68 years, versus 1.67 years for the index at quarter end. We sold out of our position in Enron Corporation in mid November. After watching the situation unfold, we lost confidence in the integrity of management and liquidated our position. S&P reported that global corporate defaults totaled 211 issuers defaulting on approximately $115 billion of debt through year-end.

                          INTERMEDIATE GOVERNMENT BOND

     The fourth quarter marked a period of gradual return to economic stability, following the shock of September. Aggressive Fed easing, aided by spending from Washington and lower energy prices, helped to cushion what was a sharp but brief downspike in an otherwise mending economy. The forward-looking bond market has already priced in continuing improvement. Interest rates moved up in November, to where longer maturity yields increased over the year. Our view is the Fed is likely done easing for this cycle. As signs of an economic pickup become more apparent in the spring, some of the Fed's post-attack easing moves will be reversed. The yield curve stands sharply sloped upward, and has brought fairly attractive levels to bonds maturing five years and beyond. We hold a slightly short portfolio duration, reflecting the pressure the market will feel if our Fed forecast holds. We are taking advantage of a very steep yield curve by focusing our exposure in the longer maturities of the Government bond market.

                                   CORE BOND

     The portfolio outperformed the Lehman Aggregate for the quarter benefiting from a strong rebound in spread sectors, particularly in the high yield, which was the most oversold sector in September. The Fed cut short-term rates by 125 basis points during the quarter. The portfolio maintained a slightly longer duration than the benchmark to benefit from lower interest rates. The strategy detracted from overall performance as intermediate and long term rates moved higher due to expectations for economic recovery manifesting in the market. We initiated a sub advisor change in December replacing Payden & Rygel with BlackRock. The market environment in which the portfolio transition took place was advantageous as portfolio repositioning occurred. Treasury, corporate and high yield holdings were scaled back while MBS and non-dollar holdings were increased.

                                HIGH YIELD BOND

     After two quarters of negative returns, the high yield market recovered in the fourth quarter with the CSFB High Yield Index returning 5.7%. A shift in investor sentiment along with rising interest rates on the long-end of the yield curve resulted in single B credits outperforming BB issues. This was a condition that had not occurred for approximately 15 months. Expectations going into the quarter were unduly harsh. However, while consumer sentiment did erode due to the September 11th event, it did not fall to the degree anticipated. During the quarter, investors decided that while earnings were still in decline and the U.S. was in recession, the depth and breath of such an economic cycle were over anticipated. Thus risk premium requirements declined throughout the quarter. During the quarter, the portfolio benefited significantly from a 15% overweight to the B sector. In addition, industry allocations also had a positive impact on performance, as the portfolio overweighted the strong performing wireless communications and gaming/leisure industries at the expense of the lagging telecommunications and financial industries. The portfolio yield to worst, at 10.3%, remained conservative relative to the index.

                                    BALANCED

     After sharp losses in the third quarter, the S&P 500 rebounded in the fourth quarter. For the third time in the year, market leadership changed abruptly as investors once again favored stocks with relatively high valuations and poor earnings momentum on the belief that these stocks will benefit the most from an end to the current economic recession. This was a sharp change from the previous quarter when defensive stocks were the best performers. The best performing sectors during the quarter were the technology, consumer discretionary and industrial sectors. The poorest performing sectors were the telecommunication and utility sectors. In a reversal from the third quarter, smaller cap stocks within the S&P 500 outperformed larger cap stocks within the index during the period.

     The fixed income portion outperformed the Lehman Aggregate for the quarter benefiting from a strong rebound in spread sectors, particularly in the high yield, which was the most oversold sector in September. The Fed cut short-term rates by 125 basis points during the quarter. We initiated a sub-advisor change in December replacing Payden & Rygel with BlackRock. The market environment in which the portfolio transition took place was advantageous as portfolio repositioning occurred.

                                 VALUE & INCOME

     The U.S. equity market staged a strong recovery in the fourth quarter with a rise across many cyclical sectors. Growth outperformed value, thanks in part to investors' renewed enthusiasm for technology stocks. Investors continued to anticipate economic recovery in 2002, driving up those segments of the market that are poised to benefit the most from an economic rebound. Within the consumer cyclical sector, the retail and department store overweights performed especially well. Financial-services stocks lagged on investors' fears that the weak economy would drive up credit losses on consumer and business loans. The consumer-oriented banks and thrifts traded down in this environment, detracting from relative returns. The U.S. equity market remains more fairly valued than it has been in several years.

                                GROWTH & INCOME

     Despite dismal economic reports that confirmed recession, the stock market moved higher to close the year. The Fed rate cuts, discussion of a fiscal stimulus, along with progress in the war against terrorism, prompted investors to take on the more optimistic view about the economic recovery. Within the S&P 500, value oriented companies underperformed their growth counterparts for the quarter. Technology, consumer cyclicals and transportation became the market leaders with strong respective returns of 33.4%, 24.3% and 20.6%. Communication services and utilities, however, registered losses of 12.6% and 11.7%. During the fourth quarter, the portfolio underperformed the S&P 500 benchmark primarily due to an overweight to the lagging consumer staples stocks at the expense of the strong performing technology and consumer cyclicals sectors. The loss from sector allocations was partially offset by strong stock selection in technology and healthcare.

                                 EQUITY GROWTH

     Stocks staged an impressive rally during the fourth quarter driven by improving investor sentiment towards 2002. Most broad measures of economic activity in the beginning of the quarter showed that the economy was still sluggish. The Fed lowered rates aggressively during the quarter. The consumer proved resilient; supported by lower rates, lower energy prices and tax relief, spending fell less than anticipated. By the end of the fourth quarter, some positive signs appeared to emerge. Inventories appeared to have bottomed. Companies that streamlined their operation throughout 2001 began to see the benefit of improved cost structures. Stocks with greater sensitivity to an economic rebound substantially outperformed those deemed to be more defensive. For the quarter, the Russell 1000 Growth Index gained 15.16%.

                                 MID-CAP VALUE

     Two of the top performing stocks for the fourth quarter were among those that declined significantly towards the end of the third quarter. Circuit City Stores-CarMax Group and Embraer-Empresa Brasileira, our worst performing stocks in the third quarter, have both doubled in value since the end of September. After they sold off considerably, we actually added to our positions, which turned out to be a very positive decision. The portfolio is positioned slightly more aggressively towards an economic recovery. At the peak of the internet craze, this portfolio had 50% of its assets in utilities, insurance, educational publishing and cash (only 5%), a defensive posture by any measure. Today, these groups make up less than 15% of the portfolio with the void being filled by companies within the healthcare, travel & leisure, and business services sectors, all three of which will benefit as the economy improves.

                                 MID-CAP GROWTH

     The Russell Mid Cap Growth Index rebounded strongly over the fourth quarter, led by technology, to rank near the top of major U.S. indices. The portfolio participated in the rebound of growth segments that were hardest hit during the third quarter. Technology stocks, especially in software, were bid up from levels that investors judged to be oversold. The portfolio trailed the index's return, due largely to our underweight in technology, given concerns about valuations. Health care equipment also detracted from active returns. The reverberations from Enron's bankruptcy negatively influenced commercial services, notably Calpine Corporation. We remain committed to our position and received confirmation of positives about the company's balance sheet, and note the resolution in Calpine's favor regarding receivables from PG&E. We remain cautious regarding the pace of the economic and earnings recovery. Following two back-to-back negative years for equities, we anticipate a better year in 2002, and expect secondary securities to lead the wider market.

                                 SPECIAL EQUITY

     The fourth quarter produced a "rousing rally" that left a "year-end glow" in most all equity portfolios. The Russell 2000 Index grew a spectacular 21.1% for the quarter, pushing the small capitalization index into positive ground for the year (+2.5%). Small capitalization stocks outperformed the stocks of larger companies for the third consecutive year and the margin of over 14% was the greatest since 1991. The pause in small company leadership noted in the September quarter was short-lived, reflecting Wall Street's new rose-colored economic glasses. Reversing the prior trends, the Russell 2000 Growth Index outperformed its value counterpart by more than 9% in the fourth quarter. During the quarter, the portfolio underperformed the Russell 2000 Index. The underperformance was due to the complete reversal of themes in the prior quarter, as stock selection that benefited performance in the third quarter hurt the portfolio in the fourth quarter. The portfolio lost on holdings in technology and healthcare, which was partially offset by a significant underweight to the financial sector.

                               AGGRESSIVE EQUITY

     The equity markets recovered during the fourth quarter. Market performance was driven by a strong rebound from the panic lows of September 11. Reported earnings were mixed across all sectors. Healthcare and utilities delivered poor performance this quarter in spite of earnings growth as funds flowed to sectors most sensitive to the rebound, primarily technology. The quarter saw strong gains across the board in information technology, personal computers, semiconductor and wireless issues that appear to have seen the bottom of this business cycle. Earnings disappointments lead to the sale of issues that no longer met our discipline. Presently, our models continue to lead us toward smaller capitalized issues, which continue to demonstrate the best potential for future growth. We believe that an accommodative fed, tax relief and low oil prices will provide a favorable environment for the equity markets in 2002.

                              INTERNATIONAL EQUITY

     In telecommunications and technology, our overweight in areas such as semiconductors and wireless telecommunications boosted results. At the same time, after the rebound in technology, we felt that prices were getting ahead of fundamentals for some of our European semiconductor names and we reduced or eliminated certain holdings. Being underweight in oil and gas as well as moving to a slight underweight in areas such as pharmaceuticals, consumer staples, and utilities also helped portfolio returns. While some of our purchases over the quarter brought a more cyclical tone to the portfolio

(and cyclical companies may do better if the global economy improves in 2002), these names were added on the basis of improving fundamentals and not as sector bets. In Japan, our overweight is based on owning companies in a variety of areas that should benefit from cost cutting and restructuring or from a rebound in technology. A V-shaped recovery is certainly possible however, the economic data today is not encouraging and corporate profits could continue to disappoint in the near term.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Investors Portfolios (comprising, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Mid-Cap Value Portfolio, Mid-Cap Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio; collectively, the "Portfolios") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, except for the Mid-Cap Value Portfolio and Mid-Cap Growth Portfolio for which the period was from April 27, 2001 (commencement of operations) through December 31, 2001, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 15, 2002

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                          INTERMEDIATE
                                               MONEY           HIGH        GOVERNMENT        CORE
                                               MARKET      QUALITY BOND       BOND           BOND         BALANCED
                                            ------------   ------------   ------------   ------------   ------------
ASSETS:
Securities, at cost.......................  $704,136,941   $319,748,939   $275,549,360   $848,052,567   $525,670,884
                                            ============   ============   ============   ============   ============
Securities, at value......................  $704,136,941   $325,103,458   $279,886,762   $846,815,609   $524,023,604
Repurchase agreements (cost equals market
  value)..................................           977    10,109,980          41,645     20,441,023      5,589,587
Cash......................................           186            --             275             --             --
Receivable for securities sold............            --            --              --      6,898,479     21,180,443
Unrealized appreciation on foreign
  currency forward contracts..............            --            --              --         11,159          2,812
Interest receivable.......................       663,493     3,337,166       2,404,686      7,614,609      2,036,954
Dividends receivable......................            --            --              --             --        338,686
Receivable from advisor...................            --            --              --             --             --
Receivable from securities lending........            --       279,290              --         15,933          6,381
                                            ------------   ------------   ------------   ------------   ------------
    Total assets..........................   704,801,597   338,829,894     282,333,368    881,796,812    553,178,467
                                            ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Deposit for securities loaned.............            --     5,472,000      21,418,500     59,194,051     24,635,405
Payable for securities purchased..........            --     2,717,651              --     60,783,785     26,357,502
Security sold short, at value (proceeds
  $4,019,729).............................            --            --              --             --      4,007,500
Unrealized depreciation on foreign
  currency forward contracts..............            --            --              --          2,285            572
Variation margin..........................            --            --              --             --         28,800
Due to Advisor............................            --         1,588           6,760             --          7,759
Investment advisory fees..................       156,026        93,639          73,946        222,529        187,368
Accrued expenses..........................        68,380        42,060          39,045        121,023        116,964
                                            ------------   ------------   ------------   ------------   ------------
    Total liabilities.....................       224,406     8,326,938      21,538,251    120,323,673     55,341,870
                                            ------------   ------------   ------------   ------------   ------------
    NET ASSETS............................  $704,577,191   $330,502,956   $260,795,117   $761,473,139   $497,836,597
                                            ============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
  Paid-in capital.........................  $704,577,191   $325,148,437   $256,457,715   $762,702,411   $499,400,443
  Net unrealized appreciation
    (depreciation) on securities..........            --     5,354,519       4,337,402     (1,236,958)    (1,647,280)
  Net unrealized appreciation on
    futures...............................            --            --              --             --         81,507
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies.................            --            --              --          7,686          1,927
                                            ------------   ------------   ------------   ------------   ------------
    NET ASSETS............................  $704,577,191   $330,502,956   $260,795,117   $761,473,139   $497,836,597
                                            ============   ============   ============   ============   ============


                                               VALUE &
                                                INCOME
                                            --------------
ASSETS:
Securities, at cost.......................  $1,574,224,243
                                            ==============
Securities, at value......................  $1,711,474,488
Repurchase agreements (cost equals market
  value)..................................      42,253,357
Cash......................................              26
Receivable for securities sold............              --
Unrealized appreciation on foreign
  currency forward contracts..............              --
Interest receivable.......................           5,992
Dividends receivable......................       3,016,802
Receivable from advisor...................              --
Receivable from securities lending........          12,131
                                            --------------
    Total assets..........................   1,756,762,796
                                            --------------
LIABILITIES:
Deposit for securities loaned.............      97,451,405
Payable for securities purchased..........       4,846,367
Security sold short, at value (proceeds
  $4,019,729).............................              --
Unrealized depreciation on foreign
  currency forward contracts..............              --
Variation margin..........................              --
Due to Advisor............................          11,259
Investment advisory fees..................         623,335
Accrued expenses..........................         128,384
                                            --------------
    Total liabilities.....................     103,060,750
                                            --------------
    NET ASSETS............................  $1,653,702,046
                                            ==============
NET ASSETS CONSIST OF:
  Paid-in capital.........................  $1,516,451,801
  Net unrealized appreciation
    (depreciation) on securities..........     137,250,245
  Net unrealized appreciation on
    futures...............................              --
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies.................              --
                                            --------------
    NET ASSETS............................  $1,653,702,046
                                            ==============

                       See notes to financial statements.

       GROWTH &          EQUITY         MID-CAP       MID-CAP        SPECIAL        AGGRESSIVE     HIGH YIELD    INTERNATIONAL
        INCOME           GROWTH          VALUE        GROWTH          EQUITY          EQUITY          BOND          EQUITY
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   -------------
    $1,038,165,107   $1,323,948,256   $11,750,561   $14,519,980   $1,289,231,021   $450,688,607   $164,787,696   $678,901,957
    ==============   ==============   ===========   ===========   ==============   ============   ============   ============
    $1,031,461,430   $1,247,964,695   $13,075,281   $14,978,721   $1,470,804,110   $474,055,456   $162,708,129   $608,482,765
        10,256,447       40,785,173       577,220       660,472       59,833,108      5,388,725      9,429,634     58,616,167
                --               --            --            --               --             --             --             --
        16,819,192        6,516,544        35,926        57,337        3,502,593             --             --        292,810
                --               --            --            --               --             --             --      4,382,750
             3,674            4,161            22            26           11,558          5,390      3,994,821          9,828
           887,495          815,382         5,526         3,006          677,177         21,450         34,766        492,426
                --               --        20,078        23,138               --             --             --             --
            36,662            8,712            --            --           55,497         15,978             --         22,371
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
     1,059,464,900    1,296,094,667    13,714,053    15,722,700    1,534,884,043    479,486,999    176,167,350    672,299,117
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
        67,368,088       52,961,356            --            --      199,830,671    106,560,944             --     38,405,298
        22,761,438       11,440,890        45,985       122,330       10,727,416             --      2,040,944         67,064
                --               --            --            --               --             --             --             --
                --               --            --            --               --             --             --        319,735
                --               --            --            --          115,150             --             --             --
                --            2,170            --            --           18,478             --             --         21,560
           492,654          641,473            --         1,706          852,162        303,621         80,710        386,861
            76,953          104,445        35,774        35,716          116,326         43,301         26,231        209,874
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
        90,699,133       65,150,334        81,759       159,752      211,660,203    106,907,866      2,147,885     39,410,392
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
    $  968,765,767   $1,230,944,333   $13,632,294   $15,562,948   $1,323,223,840   $372,579,133   $174,019,465   $632,888,725
    ==============   ==============   ===========   ===========   ==============   ============   ============   ============
    $  975,469,444   $1,306,927,894   $12,307,574   $15,104,207   $1,141,299,319   $349,212,284   $176,099,032   $699,251,622
        (6,703,677)     (75,983,561)    1,324,720       458,741      181,573,089     23,366,849     (2,079,567)   (70,425,912)
                --               --            --            --          351,432             --             --             --
                --               --            --            --               --             --             --      4,063,015
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
    $  968,765,767   $1,230,944,333   $13,632,294   $15,562,948   $1,323,223,840   $372,579,133   $174,019,465   $632,888,725
    ==============   ==============   ===========   ===========   ==============   ============   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                     INTERMEDIATE
                                           MONEY          HIGH        GOVERNMENT       CORE                        VALUE &
                                          MARKET      QUALITY BOND       BOND          BOND         BALANCED        INCOME
                                        -----------   ------------   ------------   -----------   ------------   ------------
INVESTMENT INCOME:
  Interest income.....................  $26,828,157   $17,066,070    $13,478,873    $40,709,939   $ 12,535,821   $  3,433,246
  Securities lending income...........           --         6,435         45,882        314,119        110,066        170,375
  Dividend income.....................           --            --             --             --      4,310,420     36,713,949
  Less: withholding taxes.............           --            --             --             --        (17,202)       (14,536)
                                        -----------   -----------    -----------    -----------   ------------   ------------
        Total income..................   26,828,157    17,072,505     13,524,755     41,024,058     16,939,105     40,303,034
                                        -----------   -----------    -----------    -----------   ------------   ------------
EXPENSES:
  Investment advisory fees............    1,624,323       974,830        838,425      2,516,101      2,307,738      7,112,758
  Custody fees........................       98,835        66,286         56,803        159,732        158,407        323,511
  Professional fees...................       29,360        24,192         26,006         38,886         23,101         66,774
  Reports to shareholders.............        2,172           300            867          1,785          3,651          7,187
  Miscellaneous fees..................        2,653           341            253          3,337          2,169          6,067
                                        -----------   -----------    -----------    -----------   ------------   ------------
        Total expenses................    1,757,343     1,065,949        922,354      2,719,841      2,495,066      7,516,297
Expenses reimbursed by the advisor....           --            --             --             --             --             --
                                        -----------   -----------    -----------    -----------   ------------   ------------
        Net expenses..................    1,757,343     1,065,949        922,354      2,719,841      2,495,066      7,516,297
                                        -----------   -----------    -----------    -----------   ------------   ------------
Net investment income (loss)..........   25,070,814    16,006,556     12,602,401     38,304,217     14,444,039     32,786,737
                                        -----------   -----------    -----------    -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES, FUTURES, AND
  FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities........................       38,244     1,509,971        937,332     26,280,505    (50,787,372)    26,181,299
  Net realized gains (losses) on
    futures...........................           --            --             --             --      1,011,489             --
  Net realized gains (losses) on
    foreign currency transactions.....           --            --             --        364,577        121,761             --
  Net change in unrealized
    appreciation (depreciation) on
    securities........................           --     3,851,867      1,735,637    (17,607,962)     6,225,403    (91,326,535)
  Net change in unrealized
    appreciation on futures...........           --            --             --             --         81,507             --
  Net change in unrealized
    appreciation (depreciation) on
    translation of assets and
    liabilities in foreign
    currencies........................           --            --             --        139,684         45,805             --
                                        -----------   -----------    -----------    -----------   ------------   ------------
Net realized and unrealized gains
  (losses) on securities, futures, and
  foreign currencies..................       38,244     5,361,838      2,672,969      9,176,804    (43,301,407)   (65,145,236)
                                        -----------   -----------    -----------    -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...........  $25,109,058   $21,368,394    $15,275,370    $47,481,021   $(28,857,368)  $(32,358,499)
                                        ===========   ===========    ===========    ===========   ============   ============

---------------

(1) Commencement of Operations, April 27, 2001.

                       See notes to financial statements.

      GROWTH &         EQUITY        MID-CAP      MID-CAP      SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
       INCOME          GROWTH        VALUE(1)    GROWTH(1)      EQUITY         EQUITY          BOND          EQUITY
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
    $     922,353   $   1,288,351   $    8,486   $  7,734    $  1,932,748   $     266,882   $16,419,926   $   1,288,931
          115,120         132,854           --         --         636,377         179,079            --         419,518
       10,408,637       7,559,388       56,853     12,710       7,686,950         596,626        88,875       9,025,637
          (18,102)        (16,385)        (311)        --          (2,589)         (7,405)           --        (963,679)
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
       11,428,008       8,964,208       65,028     20,444      10,253,486       1,035,182    16,508,801       9,770,407
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------

        6,077,076       7,615,912       30,160     33,850      10,092,197       3,634,614       906,820       4,721,243
          223,511         198,274       39,885     41,299         309,500          69,885        38,571         797,845
           51,948          69,923       15,691     15,691          53,266          26,822        22,420          41,388
            4,594           5,359          326        326           5,923             562         2,679           2,865
           12,979          10,163          499        499           5,177           4,575           145           2,725
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
        6,370,108       7,899,631       86,561     91,665      10,466,063       3,736,458       970,635       5,566,066
               --              --      (54,789)   (56,096)             --              --            --              --
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
        6,370,108       7,899,631       31,772     35,569      10,466,063       3,736,458       970,635       5,566,066
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
        5,057,900       1,064,577       33,256    (15,125)       (212,577)     (2,701,276)   15,538,166       4,204,341
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------

     (159,594,632)   (185,719,867)    (261,532)  (551,394)     (7,241,812)    (80,211,276)  (15,778,942)    (17,824,583)
               --              --           --         --      (3,830,984)             --            --              --
               --            (616)          --         --              --              --            --       6,293,194
     (114,146,229)    (94,453,357)   1,324,720    458,741     (25,356,287)    (59,693,544)    8,103,386    (111,534,815)
               --              --           --         --         351,432              --            --              --
               --              --           --         --              --              --            --      (1,386,063)
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
     (273,740,861)   (280,173,840)   1,063,188    (92,653)    (36,077,651)   (139,904,820)   (7,675,556)   (124,452,267)
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
    $(268,682,961)  $(279,109,263)  $1,096,444   $(107,778)  $(36,290,228)  $(142,606,096)  $ 7,862,610   $(120,247,926)
    =============   =============   ==========   =========   ============   =============   ===========   =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                INTERMEDIATE
                                                   MONEY            HIGH         GOVERNMENT        CORE
                                                  MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                              ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
 Net investment income (loss)...............  $    25,070,814   $  16,006,556   $12,602,401    $  38,304,217   $  14,444,039
 Net realized gains (losses) on
   securities...............................           38,244       1,509,971       937,332       26,280,505     (50,787,372)
 Net realized gains (losses) on futures.....               --              --            --               --       1,011,489
 Net realized gains (losses) on foreign
   currency transactions....................               --              --            --          364,577         121,761
 Net change in unrealized appreciation
   (depreciation) on securities.............               --       3,851,867     1,735,637      (17,607,962)      6,225,403
 Net change in unrealized appreciation on
   futures..................................               --              --            --               --          81,507
 Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies....               --              --            --          139,684          45,805
                                              ---------------   -------------   ------------   -------------   -------------
 Net increase (decrease) in net assets
   resulting from operations................       25,109,058      21,368,394    15,275,370       47,481,021     (28,857,368)
                                              ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
 Proceeds from capital invested.............    4,452,321,585     239,303,789   120,522,894      344,421,117     150,019,088
 Value of capital withdrawn.................   (4,264,989,828)   (158,560,692)  (83,110,049)    (272,332,353)   (136,000,605)
                                              ---------------   -------------   ------------   -------------   -------------
Net increase in net assets resulting from
 capital transactions.......................      187,331,757      80,743,097    37,412,845       72,088,764      14,018,483
                                              ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets.......      212,440,815     102,111,491    52,688,215      119,569,785     (14,838,885)
NET ASSETS:
 Beginning of year..........................      492,136,376     228,391,465   208,106,902      641,903,354     512,675,482
                                              ---------------   -------------   ------------   -------------   -------------
 End of year................................  $   704,577,191   $ 330,502,956   $260,795,117   $ 761,473,139   $ 497,836,597
                                              ===============   =============   ============   =============   =============


                                                 VALUE &
                                                  INCOME
                                              --------------
FROM OPERATIONS:
 Net investment income (loss)...............  $   32,786,737
 Net realized gains (losses) on
   securities...............................      26,181,299
 Net realized gains (losses) on futures.....              --
 Net realized gains (losses) on foreign
   currency transactions....................              --
 Net change in unrealized appreciation
   (depreciation) on securities.............     (91,326,535)
 Net change in unrealized appreciation on
   futures..................................              --
 Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies....              --
                                              --------------
 Net increase (decrease) in net assets
   resulting from operations................     (32,358,499)
                                              --------------
FROM CAPITAL TRANSACTIONS:
 Proceeds from capital invested.............     902,171,390
 Value of capital withdrawn.................    (746,870,869)
                                              --------------
Net increase in net assets resulting from
 capital transactions.......................     155,300,521
                                              --------------
Net increase (decrease) in net assets.......     122,942,022
NET ASSETS:
 Beginning of year..........................   1,530,760,024
                                              --------------
 End of year................................  $1,653,702,046
                                              ==============

---------------
(1) Commencement of Operations, April 27, 2001.

                       See notes to financial statements.

        GROWTH &          EQUITY          MID-CAP       MID-CAP         SPECIAL
         INCOME           GROWTH         VALUE(1)      GROWTH(1)        EQUITY
     --------------   ---------------   -----------   -----------   ---------------
     $    5,057,900   $     1,064,577   $    33,256   $   (15,125)  $      (212,577)
       (159,594,632)     (185,719,867)     (261,532)     (551,394)       (7,241,812)
                 --                --            --            --        (3,830,984)
                 --              (616)           --            --                --
       (114,146,229)      (94,453,357)    1,324,720       458,741       (25,356,287)
                 --                --            --            --           351,432
                 --                --            --            --                --
     --------------   ---------------   -----------   -----------   ---------------
       (268,682,961)     (279,109,263)    1,096,444      (107,778)      (36,290,228)
     --------------   ---------------   -----------   -----------   ---------------
        683,937,937       760,774,143    13,338,075    16,467,601     1,249,488,541
       (618,583,179)     (476,812,541)     (802,225)     (796,875)   (1,201,497,990)
     --------------   ---------------   -----------   -----------   ---------------
         65,354,758       283,961,602    12,535,850    15,670,726        47,990,551
     --------------   ---------------   -----------   -----------   ---------------
       (203,328,203)        4,852,339    13,632,294    15,562,948        11,700,323
      1,172,093,970     1,226,091,994            --            --     1,311,523,517
     --------------   ---------------   -----------   -----------   ---------------
     $  968,765,767   $ 1,230,944,333   $13,632,294   $15,562,948   $ 1,323,223,840
     ==============   ===============   ===========   ===========   ===============

      AGGRESSIVE      HIGH YIELD     INTERNATIONAL
        EQUITY           BOND           EQUITY
     -------------   ------------   ---------------
     $  (2,701,276)  $ 15,538,166   $     4,204,341
       (80,211,276)   (15,778,942)      (17,824,583)
                --             --                --
                --             --         6,293,194
       (59,693,544)     8,103,386      (111,534,815)
                --             --                --
                --             --        (1,386,063)
     -------------   ------------   ---------------
      (142,606,096)     7,862,610      (120,247,926)
     -------------   ------------   ---------------
       412,225,272    114,625,072     1,663,120,976
      (332,800,658)   (88,454,810)   (1,560,518,418)
     -------------   ------------   ---------------
        79,424,614     26,170,262       102,602,558
     -------------   ------------   ---------------
       (63,181,482)    34,032,872       (17,645,368)
       435,760,615    139,986,593       650,534,093
     -------------   ------------   ---------------
     $ 372,579,133   $174,019,465   $   632,888,725
     =============   ============   ===============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                 INTERMEDIATE
                                                    MONEY            HIGH         GOVERNMENT        CORE
                                                   MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                               ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
 Net investment income (loss)...............   $    29,314,157   $  13,792,204   $10,779,553    $  34,656,489   $  15,479,999
 Net realized gains (losses) on
   securities...............................           (67,275)       (928,956)   (1,175,814)      (6,258,597)     21,467,611
 Net realized gains (losses) on foreign
   currency transactions....................                --              --            --        1,742,454         973,263
 Net change in unrealized appreciation
   (depreciation) on securities.............                --       5,362,978     7,545,274       25,482,630     (50,481,663)
 Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies....                --              --            --         (131,998)        (54,945)
                                               ---------------   -------------   ------------   -------------   -------------
 Net increase (decrease) in net assets
   resulting from operations................        29,246,882      18,226,226    17,149,013       55,490,978     (12,615,735)
                                               ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
 Proceeds from capital invested.............     4,719,786,561     201,746,083   101,446,257      310,389,458     161,503,829
 Value of capital withdrawn.................    (4,673,665,894)   (191,486,941)  (85,292,753)    (239,698,526)   (161,796,515)
                                               ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
 resulting from capital transactions........        46,120,667      10,259,142    16,153,504       70,690,932        (292,686)
                                               ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets.......        75,367,549      28,485,368    33,302,517      126,181,910     (12,908,421)
NET ASSETS:
 Beginning of year..........................       416,768,827     199,906,097   174,804,385      515,721,444     525,583,903
                                               ---------------   -------------   ------------   -------------   -------------
 End of year................................   $   492,136,376   $ 228,391,465   $208,106,902   $ 641,903,354   $ 512,675,482
                                               ===============   =============   ============   =============   =============

                       See notes to financial statements.

        VALUE &          GROWTH &          EQUITY            SPECIAL        AGGRESSIVE      HIGH YIELD     INTERNATIONAL
         INCOME           INCOME           GROWTH            EQUITY           EQUITY           BOND           EQUITY
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
     $   28,937,450   $      930,730   $       624,589   $     1,247,715   $  (2,586,929)  $ 11,850,960   $     5,122,459
        227,146,961       20,652,878       160,392,030       (21,112,860)    (76,209,353)   (13,489,024)       61,411,120
                 --               --                --                --              --             --        (4,103,680)
       (125,869,818)    (264,216,793)     (390,697,827)      (42,015,957)     (4,157,209)    (3,632,506)     (195,760,810)
                 --               --                --                --              --             --         7,281,804
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        130,214,593     (242,633,185)     (229,681,208)      (61,881,102)    (82,953,491)    (5,270,570)     (126,049,107)
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        979,034,715      765,251,073       682,313,817     1,527,325,564     693,788,609    122,748,617     2,013,445,843
       (993,123,514)    (592,760,361)     (493,409,769)   (1,324,955,226)   (435,048,925)  (102,481,862)   (1,829,576,284)
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        (14,088,799)     172,490,712       188,904,048       202,370,338     258,739,684     20,266,755       183,869,559
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        116,125,794      (70,142,473)      (40,777,160)      140,489,236     175,786,193     14,996,185        57,820,452
      1,414,634,230    1,242,236,443     1,266,869,154     1,171,034,281     259,974,422    124,990,408       592,713,641
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
     $1,530,760,024   $1,172,093,970   $ 1,226,091,994   $ 1,311,523,517   $ 435,760,615   $139,986,593   $   650,534,093
     ==============   ==============   ===============   ===============   =============   ============   ===============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER -- 85.56%
$ 1,479,000   Abbott Laboratories, 1.90%,
                01/11/02....................  $  1,478,219
 20,500,000   Abbott Laboratories, 1.85%,
                01/23/02....................    20,476,824
 30,000,000   American Express Credit Corp.,
                1.78%, 01/23/02.............    29,967,367
 25,000,000   American General Finance
                Corp., 1.77%, 01/14/02......    24,984,021
 15,400,000   American Home Products Corp.,
                2.15%, 01/24/02.............    15,378,846
 14,600,000   American Home Products Corp.,
                2.35%, 01/31/02.............    14,571,409
  7,000,000   Avaya, Inc., 2.80%,
                01/15/02....................     6,992,378
 20,000,000   Bank One Corp., 2.07%,
                01/16/02....................    19,982,750
 10,000,000   Boeing Company, 6.75%,
                09/15/02....................    10,274,392
  8,230,000   Central Fidelity Bank, 8.15%,
                11/15/02....................     8,602,159
  4,079,000   Colonial Pipeline Company,
                1.95%, 01/28/02.............     4,073,034
 14,434,000   Consolidated Edison, Inc.,
                1.95%, 01/11/02.............    14,426,182
 11,179,000   Consolidated Edison, Inc.,
                2.15%, 01/11/02.............    11,172,324
  5,000,000   Dominion Resources, Inc.,
                2.93%, 01/08/02.............     4,997,151
 20,000,000   Duke Capital Corp., 2.08%,
                01/25/02....................    19,972,267
  7,221,000   Duke Capital Corp., 1.81%,
                02/15/02....................     7,204,663
 35,000,000   Edison Asset Securitization,
                1.82%, 02/15/02.............    34,920,375
  2,202,000   Ford Motor Credit Company,
                2.60%, 01/24/02.............     2,198,342
 35,000,000   GE Capital International
                Funding, 1.83%, 02/19/02....    34,912,821
  8,667,000   Golden Funding Corp., 1.92%,
                01/23/02....................     8,656,831
  6,097,000   Golden Funding Corp., 2.10%,
                01/28/02....................     6,087,397
 10,236,000   Golden Funding Corp., 1.88%,
                02/22/02....................    10,208,204
  6,408,000   Goldman Sachs Group, L.P.,
                1.95%, 01/14/02.............     6,403,488
 10,396,000   Harley-Davidson Funding,
                1.88%, 02/04/02.............    10,377,983
 35,000,000   Household Finance Corp.,
                1.85%, 01/22/02.............    34,962,229
  6,000,000   Houston Industries Financial,
                3.20%, 01/07/02.............     5,996,800
 15,560,000   J.P. Morgan Chase & Company,
                1.75%, 02/12/02.............    15,528,232

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER (CONTINUED)
$ 6,729,000   Lockhart Funding, 2.03%,
                02/19/02....................  $  6,710,407
 17,838,000   Lockhart Funding, 2.00%,
                06/14/02....................    17,675,476
 35,000,000   Merrill Lynch & Company, Inc.,
                1.90%, 01/04/02.............    34,994,458
  6,859,000   Paccar Financial Corp., 1.84%,
                01/22/02....................     6,851,638
 30,150,000   Philip Morris Companies, Inc.,
                1.80%, 02/01/02.............    30,103,267
 16,484,000   Qwest Corp., 2.80%,
                02/28/02....................    16,409,639
  5,700,000   Sprint Capital Corp., 2.95%,
                01/07/02....................     5,697,197
 24,189,000   Three Pillars Funding Company,
                1.90%, 01/10/02.............    24,177,510
  9,411,000   Toyota Motor Credit Corp.,
                1.77%, 01/14/02.............     9,404,985
  6,559,000   Trident Capital Finance,
                1.95%, 01/07/02.............     6,556,868
 11,500,000   Trident Capital Finance,
                1.86%, 01/17/02.............    11,490,493
 25,000,000   Tyco Capital Corp., 1.85%,
                01/31/02....................    24,961,458
 23,000,000   Verizon Communications, Inc.,
                1.92%, 01/28/02.............    22,966,880
                                              ------------
              TOTAL COMMERCIAL PAPER
              (Cost $602,806,964)...........   602,806,964
                                              ------------
              CERTIFICATE OF DEPOSIT -- 2.84%
 20,000,000   Union BanCal Corp., 1.96%,
                01/04/02 (Cost
                $20,000,000)................    20,000,000
                                              ------------
              SHORT-TERM CORPORATE NOTES -- 11.54%
  1,000,000   Capital One Funding Corp.,
                Floating Rate, 2.10%(+),
                01/03/02....................     1,000,000
  4,207,000   Capital One Funding Corp.,
                Floating Rate, 2.10%(+),
                01/03/02....................     4,207,000
  6,000,000   General Motors Acceptance
                Corp., Floating Rate,
                2.32%(+), 02/01/02..........     6,000,000
  9,000,000   Goldman Sachs Group, Floating
                Rate, 2.19%(+), 01/14/03....     9,000,000
 10,000,000   John Deere Capital Corp.,
                Floating Rate, 2.15%(+),
                02/08/02....................    10,001,746
 12,575,000   Lehman Brothers Holdings,
                Inc., Floating Rate,
                4.69%(+), 04/02/02..........    12,602,615
  4,500,000   Lehman Brothers Holdings,
                Inc., Floating Rate,
                4.57%(+), 07/15/02..........     4,518,616

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              SHORT-TERM CORPORATE NOTES (CONTINUED)
$ 9,000,000   Lehman Syndicated Loan Fund,
                Floating Rate, 1.95%(+),
                04/12/02....................  $  9,000,000
 25,000,000   Texaco, Inc., Floating Rate,
                2.00%(+), 09/09/02..........    25,000,000
                                              ------------
              TOTAL SHORT-TERM CORPORATE
              NOTES (Cost $81,329,977)......    81,329,977
                                              ------------
              TOTAL SECURITIES (Cost
              $704,136,941).................   704,136,941
                                              ------------
              REPURCHASE AGREEMENT -- 0.00%
        977   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity $977,
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 7.16%, due
                04/01/26, with a value of
                $1,071) (Cost $977).........           977
                                              ------------
              Total Investments -- 99.94%
              (Cost $704,137,918)...........   704,137,918
              Other assets less
              liabilities -- 0.06%..........       439,273
                                              ------------
              NET ASSETS -- 100.00%.........  $704,577,191
                                              ============
The aggregate cost of securities for federal income tax
purposes at December 31, 2001, is $704,137,918.

---------------
(+) Variable rate security. Interest rate is subject to change weekly. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 85.05%
              BANKS -- 10.85%
$ 2,500,000   ABN Amro Bank NV, 7.25%,
                05/31/05.....................  $  2,693,132
  4,500,000   Bank of America Corp., 10.00%,
                02/01/03.....................     4,837,045
  1,000,000   Bank of America Corp., 7.125%,
                09/15/06.....................     1,077,234
  5,000,000   Bank One Corp., 7.625%,
                08/01/05(a)..................     5,403,025
  5,000,000   LB Baden -- Wuerttemberg,
                7.875%, 04/15/04.............     5,457,250
  3,430,000   Midland Bank PLC, 8.625%,
                12/15/04.....................     3,822,920
  1,500,000   National Bank of Canada, Series
                B, 8.125%, 08/15/04..........     1,636,242
  5,000,000   RBSG Capital Corp., 10.125%,
                03/01/04.....................     5,582,155
  3,000,000   Svenska Handelsbanken, 8.125%,
                08/15/07.....................     3,227,091
  2,000,000   Wells Fargo & Company, 6.625%,
                07/15/04.....................     2,122,152
                                               ------------
                                                 35,858,246
                                               ------------
              BROKERAGE -- 2.81%
  6,500,000   Bear Stearns & Company, Inc.,
                6.125%, 02/01/03.............     6,712,738
  2,500,000   Morgan Stanley Dean Witter &
                Company, 5.625%, 01/20/04....     2,587,767
                                               ------------
                                                  9,300,505
                                               ------------
              FINANCE -- 16.98%
  4,000,000   Associates Corp. N.A., 7.80%,
                09/15/04.....................     4,341,916
  3,500,000   Associates Corp. N.A., 7.625%,
                04/27/05.....................     3,789,650
  2,500,000   CIT Group, Inc., 7.50%,
                11/14/03.....................     2,656,677
  4,935,000   Copelco Capital Funding Corp.,
                Series 1999-B, Class A4,
                6.90%, 12/18/04..............     5,152,782
  2,000,000   Ford Motor Credit Corp., 5.75%,
                02/23/04.....................     2,032,690
  5,200,000   General Electric Capital Corp.,
                Series MTNA, 7.50%,
                05/15/05.....................     5,689,986
  1,000,000   General Electric Capital Corp.,
                8.70%, 03/01/07..............     1,166,929
  5,000,000   General Motors Acceptance
                Corp., Series MTN, 5.80%,
                03/12/03.....................     5,099,850
  2,000,000   Heller Financial, Inc., 6.40%,
                01/15/03.....................     2,081,532
  6,000,000   Household Finance Corp., 8.00%,
                05/09/05.....................     6,434,100

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 2,000,000   International Lease Finance
                Corp., 6.75%, 11/03/03.......  $  2,090,626
  2,000,000   International Lease Finance
                Corp., 5.65%, 08/15/06.......     1,980,704
  2,000,000   International Lease Finance
                Corp., Series MTNG, 8.15%,
                10/01/04.....................     2,170,816
  2,750,000   John Deere Capital Corp.,
                Series MTND, 5.52%,
                04/30/04.....................     2,820,111
  2,000,000   Lehman Brothers Holdings, Inc.,
                6.25%, 04/01/03..............     2,069,226
  1,360,000   Lehman Brothers Holdings, Inc.,
                6.125%, 07/15/03.............     1,408,745
  2,500,000   Lehman Brothers Holdings, Inc.,
                7.75%, 01/15/05..............     2,680,785
  1,192,342   Morgan Stanley Capital, Series
                1999-RM1, Class A1, 6.37%,
                12/15/31.....................     1,238,341
  1,176,026   Morgan Stanley Capital, Series
                1999-CAM1, Class A1, 6.54%,
                03/15/32.....................     1,221,541
                                               ------------
                                                 56,127,007
                                               ------------
              INSURANCE -- 1.55%
  5,000,000   Florida Windstorm
                Underwriting -- 144A, 6.50%,
                08/25/02.....................     5,120,610
                                               ------------
              MACHINERY -- 0.62%
  2,000,000   Ingersoll-Rand Company, 5.75%,
                02/14/03.....................     2,061,810
                                               ------------
              PHARMACEUTICALS -- 1.56%
  5,000,000   Abbott Laboratories, 5.125%,
                07/01/04.....................     5,149,580
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.19%
    627,990   Banc One Auto Grantor Trust,
                Series 1997-B, Class A,
                6.29%, 07/20/04..............       631,050
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 4.44%
    900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............       926,542
  5,500,000   J.C. Penney Master Credit Card
                Trust, Series E, Class A,
                5.50%, 06/15/07..............     5,692,819
  5,000,000   MBNA Master Credit Card Trust,
                Series 2000-B, Class A,
                Floating Rate, 2.01%(+),
                07/15/05.....................     5,002,030

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: CREDIT CARDS
              (CONTINUED)
$ 1,670,000   Sears Credit Account Master
                Trust, Series 1996-3, Class
                A, 7.00%, 07/15/08...........  $  1,762,481
  1,260,000   Travelers Bank Credit Card
                Master Trust, Series 1998-1,
                Class A, 6.00%, 01/18/05.....     1,301,613
                                               ------------
                                                 14,685,485
                                               ------------
              PRIVATE ASSET BACKED: FINANCE -- 7.08%
  5,500,000   BMW Vehicle Lease Trust, Series
                2000-A, Class A4, 6.67%,
                10/25/03.....................     5,746,081
  5,000,000   Capital One Auto Finance Trust,
                Series 2001-A, Class A4,
                5.40%, 05/15/08..............     5,134,475
  3,000,000   Caterpillar Financial Asset
                Trust, Series 2001-A, Class
                A3, 4.85%, 04/25/07..........     3,066,441
  1,048,478   Copelco Capital Funding Corp.,
                Series 1998-A, Class A4,
                5.92%, 07/15/03..............     1,064,374
    900,034   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2001-CF2, Class A1,
                5.257%, 02/15/34.............       918,428
     12,600   Freddie Mac, Series MH1, Class
                A, 10.15%, 04/15/06..........        12,643
  1,800,164   Nations Credit Grantor Trust,
                Series 1997, Class A, 6.75%,
                08/15/13.....................     1,887,030
  2,740,943   Navistar Financial Corp. Owner
                Trust, Series 2000-A, Class
                A3, 7.20%, 05/17/04..........     2,798,878
    729,549   Navistar Financial Corp. Owner
                Trust, Series 1998-A, Class
                A, 5.94%, 11/15/04...........       732,806
  2,000,000   Navistar Financial Corp. Owner
                Trust, Series 2001-A, Class
                A3, 4.99%, 08/15/05..........     2,048,180
                                               ------------
                                                 23,409,336
                                               ------------
              PRIVATE ASSET BACKED: INSURANCE -- 0.31%
    928,521   Travelers Mortgage Securities
                Corp., Series 1, Class Z2,
                12.00%, 03/01/14.............     1,011,048
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 8.13%
$   997,434   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2001-4, Class A1,
                5.06%, 11/15/16..............  $    969,514
  1,000,000   Chase Commercial Mortgage
                Securities Corp., Series
                1997-1, Class A2, 7.37%,
                06/19/29.....................     1,071,822
  3,000,000   Contimortgage Home Equity Loan
                Trust, Series 1998-2, Class
                A7, 6.57%, 03/15/23..........     3,086,196
  1,178,961   DLJ Commercial Mortgage Corp.,
                Series 1998-CG1, Class A1A,
                6.11%, 06/10/31..............     1,218,140
  1,664,423   EQCC Home Equity Loan Trust,
                Series 1998-1, Class A6F,
                6.252%, 12/15/07.............     1,716,506
  2,050,000   First Union-Lehman Brothers
                Commercial Mortgage, Series
                1997-C1, Class A2, 7.30%,
                04/18/29.....................     2,186,596
  1,931,630   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2001-2, Class A1,
                5.26%, 08/11/33..............     1,953,550
    996,819   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2001-3, Class A1,
                5.56%, 06/10/38..............       992,286
  3,715,668   IMC Home Equity Loan Trust,
                Series 1997-3, Class A7,
                7.08%, 08/20/28..............     3,890,093
  6,000,000   Residential Funding Mortgage
                Securities, Series 2000-HI2,
                Class AI3, 7.90%, 02/25/15...     6,203,802
  3,500,000   Vendee Mortgage Trust, Series
                1996-1, Class K, 6.75%,
                11/15/12.....................     3,563,420
                                               ------------
                                                 26,851,925
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 12.75%
  3,500,000   ANRC Auto Owner Trust, Series
                2000-A, Class A4, 7.15%,
                02/15/07.....................     3,674,118
  2,000,000   Asset Securitization Corp.,
                Series 1997-D4, Class A1C,
                7.42%, 04/14/29..............     2,136,360
    747,826   California Infrastructure,
                Series 1997, Class A4, 6.15%,
                03/25/04.....................       753,816
  5,000,000   California Infrastructure,
                Series 1997, Class A6, 6.38%,
                09/25/08.....................     5,217,240

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER (CONTINUED)
$ 4,500,000   CIT Equipment Collateral,
                Series 2000, Class A3, 6.84%,
                06/20/04.....................  $  4,647,577
  5,900,000   CNH Equipment Trust, Series
                2000-B, Class A3, 6.88%,
                03/15/05.....................     6,051,660
  2,000,000   Countrywide Asset Backed
                Certificates, Series 2, Class
                AF2, 8.21%, 08/25/25.........     2,094,336
  5,000,000   Household Automotive Trust,
                Series 2001-2, Class A3,
                4.83%, 03/17/06..............     5,112,465
  1,999,187   Indymac Manufactured Housing
                Contract, Series 1998-2,
                Class A3, 6.20%, 09/25/17....     2,065,370
  3,000,000   John Deere Owner Trust, Series
                2001-A, Class A3, 3.26%,
                10/17/05.....................     2,980,920
  1,500,000   Midstate Trust, Series 2, Class
                A4, 9.625%, 04/01/03.........     1,530,825
  5,631,743   PBG Equipment Trust, Series 1A,
                Class A, 6.27%, 01/20/12.....     5,868,248
                                               ------------
                                                 42,132,935
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --0.65%
  2,027,782   Upjohn Company, Series A,
                9.79%, 02/01/04..............     2,148,476
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 8.52%
  3,835,368   Associates Automobile
                Receivables Trust, Series
                2000-1, Class A3, 7.30%,
                01/15/04.....................     3,948,288
  4,000,000   Chevy Chase Auto Receivables
                Trust, Series 2001-2, Class
                A4, 4.44%, 04/16/07..........     3,974,588
    956,924   Compass Auto Receivables Trust,
                Series 1998-A, Class A3,
                5.90%, 05/15/04..............       958,348
  5,000,000   Dealer Auto Receivable Trust,
                Series 2000-1, Class A3,
                7.07%, 05/17/04..............     5,137,355
    292,962   EAB Lease Receivables Trust,
                Series 1998-1, Class A3,
                5.66%, 09/15/02..............       293,878
  2,300,000   First Security Auto Owner
                Trust, Series 2000-2, Class
                A3, 6.83%, 07/15/04..........     2,370,270
  4,093,197   First Sierra Receivables,
                Series 1999-1, Class A4,
                5.73%, 09/15/04..............     4,195,277

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: RECEIVABLES (CONTINUED)
$ 2,262,458   Textron Financial Corp.
                Receivables Trust, Series
                1998-A, Class A2, 5.89%,
                01/15/05.....................  $  2,279,732
  5,000,000   World Omni Auto Receivables
                Trust, Series 2001-B, Class
                A3, 3.79%, 11/21/05..........     5,011,900
                                               ------------
                                                 28,169,636
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 2.69%
  8,487,527   Railcar Trust, Series 1992-1,
                Class A, 7.75%, 06/01/04.....     8,904,604
                                               ------------
              REAL ESTATE -- 0.92%
  2,000,000   EOP Operating LP, 6.375%,
                01/15/02.....................     2,002,078
  1,000,000   EOP Operating LP, 6.375%,
                02/15/03.....................     1,029,750
                                               ------------
                                                  3,031,828
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.98%
  1,330,000   Duke Realty Corp., 7.25%,
                09/22/02.....................     1,371,016
  3,000,000   HRPT Properties Trust, Class A,
                6.75%, 12/18/02..............     3,068,952
  1,000,000   Kimco Realty Corp., 6.50%,
                10/01/03.....................     1,040,484
  1,000,000   Kimco Realty Corp., Series
                MTNB, 7.62%, 10/20/04........     1,069,273
                                               ------------
                                                  6,549,725
                                               ------------
              RETAIL: SUPERMARKET -- 0.62%
  2,000,000   SUPERVALU, Inc., 7.80%,
                11/15/02.....................     2,033,444
                                               ------------
              SPECIAL PURPOSE ENTITY -- 1.30%
  4,000,000   First Union Corp., 9.375%,
                04/15/03.....................     4,306,488
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICE -- 0.79%
  2,500,000   Worldcom, Inc., 7.875%,
                05/15/03.....................     2,613,657
                                               ------------
              UTILITIES: ELECTRIC -- 0.31%
  1,000,000   NiSource Finance Corp., 5.75%,
                04/15/03.....................     1,006,745
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $275,880,406)............   281,104,140
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 4.96%
              FANNIE MAE -- 3.37%
      4,666   PL# 137455, 7.00%, 04/01/04....         4,758
  5,000,000   6.50%, 08/15/04................     5,349,195

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 2,656,605   PL# 609771, 6.00%, 09/01/08....  $  2,710,567
  3,071,891   PL# 50973, 6.00%, 01/01/09.....     3,077,516
                                               ------------
                                                 11,142,036
                                               ------------
              FREDDIE MAC -- 1.59%
    230,623   PL# 850082, 9.00%, 10/01/05....       242,221
     91,351   PL# D06777, 7.50%, 03/01/08....        91,551
  1,928,482   PL# E00532, 6.50%, 02/01/13....     1,967,787
  2,842,129   PL# E00542, 6.50%, 04/01/13....     2,900,054
     50,203   PL# 306816, 7.00%, 01/01/18....        50,632
                                               ------------
                                                  5,252,245
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $16,412,707)...................    16,394,281
                                               ------------
              US TREASURY NOTE -- 1.52%
  5,000,000   3.25%, 12/31/03 (Cost
                $5,005,742)..................     5,018,750
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 2.16%
  3,000,000   Hydro Quebec, 7.49%, 07/30/03..     3,176,499
  3,750,000   Hydro Quebec, Series MTNB,
                6.52%, 02/23/06..............     3,948,113
                                               ------------
              TOTAL FOREIGN GOVERNMENT
              OBLIGATIONS (Cost
              $6,988,409)....................     7,124,612
                                               ------------
              TIME DEPOSITS -- 0.72%
    193,979   American Express Centurion
                Bank, 1.89%, 01/22/02(b).....       193,979
    892,305   Bank of Nova Scotia, 2.04%,
                02/15/02(b)..................       892,305
    465,550   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b)...........       465,550
    116,388   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b)...........       116,388
    193,979   BNP Paribas, 1.84%,
                01/09/02(b)..................       193,979
    232,775   Credit Agricole Indosuez,
                1.70%, 01/07/02(b)...........       232,775
    257,837   Fleet National Bank, 1.95%,
                01/02/02(b)..................       257,837
     38,796   Royal Bank Of Canada, 1.69%,
                01/07/02(b)..................        38,796
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $2,391,609)....................     2,391,609
                                               ------------
              SHORT TERM CORPORATE NOTES -- 3.90%
    969,896   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)........       969,896
    193,979   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)..................       193,979

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$   116,388   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)..................  $    116,388
    155,183   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)..................       155,183
    581,938   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)........       581,938
    116,388   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)........       116,388
    775,917   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)........       775,917
 10,000,000   World Bank, 1.77%, 01/22/02....     9,989,675
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $12,899,364).......    12,899,364
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANY -- 0.05%
    170,702   Merrimac Cash Fund -- Premium
                Class(b) (Cost $170,702).....       170,702
                                               ------------
              TOTAL SECURITIES (Cost
              $319,748,939)..................   325,103,458
                                               ------------
 PRINCIPAL
 ---------
              REPURCHASE AGREEMENT -- 3.06%
$10,109,980   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase proceeds
                at maturity $10,110,767
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                6.00%, due 12/15/04, with a
                value of $10,615,979) (Cost
                $10,109,980).................    10,109,980
                                               ------------
              Total Investments -- 101.42%
              (Cost $329,858,919)............   335,213,438
              Liabilities less other
              assets -- (1.42)%..............    (4,710,482)
                                               ------------
              NET ASSETS -- 100.00%..........  $330,502,956
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $319,748,939.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2001

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $6,254,351
    Gross unrealized depreciation...........    (899,832)
                                              ----------
    Net unrealized appreciation.............  $5,354,519
                                              ==========

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 12.43%
              US TREASURY BONDS -- 2.87%
$ 4,000,000   6.125%, 08/15/29(a)............  $  4,245,312
  3,000,000   6.25%, 05/15/30(a).............     3,249,726
                                               ------------
                                                  7,495,038
                                               ------------
              US TREASURY NOTES -- 9.56%
  5,000,000   5.625%, 12/31/02...............     5,175,585
  5,000,000   5.50%, 03/31/03(a).............     5,195,510
  5,000,000   3.625%, 08/31/03...............     5,070,310
  4,000,000   6.50%, 10/15/06(a).............     4,356,408
  2,000,000   4.75%, 11/15/08................     1,992,188
  3,000,000   5.75%, 08/15/10(a).............     3,149,298
                                               ------------
                                                 24,939,299
                                               ------------
              TOTAL US TREASURY SECURITIES
              (Cost $31,875,226).............    32,434,337
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 43.87%
              FANNIE MAE -- 4.17%
  3,000,000   5.125%, 02/13/04...............     3,102,345
  1,000,000   5.25%, 01/15/09................       989,970
  2,000,000   7.25%, 01/15/10................     2,206,564
    478,329   Series 96-M7, Class B, 6.66%,
                06/17/11.....................       480,287
  4,000,000   6.25%, 07/19/11................     4,104,140
                                               ------------
                                                 10,883,306
                                               ------------
              FEDERAL HOME LOAN BANK -- 3.48%
  4,000,000   4.875%, 01/22/02...............     4,006,088
  3,000,000   Series 114, 5.125%, 02/26/02...     3,013,449
  2,000,000   5.50%, 01/21/03................     2,065,452
                                               ------------
                                                  9,084,989
                                               ------------
              FREDDIE MAC -- 17.82%
  7,000,000   5.625%, 03/20/06...............     7,176,211
  6,000,000   5.75%, 04/15/08................     6,180,000
  5,000,000   6.625%, 09/15/09...............     5,322,975
 12,000,000   6.875%, 09/15/10...............    12,943,464
  5,000,000   6.375%, 08/01/11...............     5,000,505
  3,000,000   CMO, Series 1574, 6.50%,
                02/15/21.....................     3,104,940
  5,300,000   CMO, Series 1500, 7.00%,
                06/15/22.....................     5,462,233
    167,611   CMO, Series 31, Floating Rate,
                2.34%(+), 08/25/23...........       167,593

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC (CONTINUED)
$    43,936   CMO, Series 1710, Floating
                Rate, 2.44%(+), 02/15/24.....  $     43,921
  1,000,000   6.75%, 03/15/31................     1,063,187
                                               ------------
                                                 46,465,029
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 7.13%
        149   PL# 209631, 7.50%, 04/15/02....           151
      9,983   PL# 328000, 7.50%, 06/15/07....        10,548
      3,470   PL# 328084, 7.50%, 07/15/07....         3,666
     14,900   PL# 322072, 7.50%, 08/15/07....        15,742
     41,031   PL# 323189, 7.50%, 08/15/07....        43,352
     79,436   PL# 328188, 7.50%, 08/15/07....        83,929
     88,033   PL# 328192, 7.50%, 08/15/07....        93,013
     33,758   PL# 328200, 7.50%, 08/15/07....        35,668
    145,073   PL# 329060, 7.50%, 08/15/07....       153,280
    122,577   PL# 332267, 7.50%, 08/15/07....       129,511
      4,644   PL# 335542, 7.50%, 08/15/07....         4,907
     46,525   PL# 335995, 7.50%, 08/15/07....        49,157
    116,164   PL# 297619, 7.50%, 09/15/07....       122,736
    106,649   PL# 332704, 7.50%, 09/15/07....       112,682
     30,327   PL# 333320, 7.50%, 09/15/07....        32,043
     61,150   PL# 333709, 7.50%, 09/15/07....        64,610
    116,213   PL# 369749, 6.50%, 09/15/08....       119,337
    130,456   PL# 345975, 6.50%, 10/15/08....       133,962
    328,845   PL# 374726, 6.50%, 10/15/08....       337,683
    100,523   PL# 345973, 6.50%, 11/15/08....       103,224
     65,733   PL# 363874, 6.50%, 11/15/08....        67,500
    154,363   PL# 366531, 6.50%, 11/15/08....       158,512
    164,300   PL# 370448, 6.50%, 11/15/08....       168,715
    204,274   PL# 371094, 6.50%, 11/15/08....       209,764
  2,415,513   PL# 2483, 7.00%, 09/20/27......     2,465,393
  8,020,524   PL# 2631, 7.00%, 08/20/28......     8,186,147
  5,575,246   PL# 2645, 7.00%, 09/20/28......     5,690,375
                                               ------------
                                                 18,595,607
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 1.96%
  5,000,000   Series 97-A, 6.23%, 08/01/02...     5,118,275
                                               ------------
              SMALL BUSINESS ADMINISTRATION -- 1.50%
  4,000,000   5.886%, 09/10/11...............     3,898,752
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              TENNESSEE VALLEY AUTHORITY -- 2.17%
$ 2,500,000   Series A, 6.375%,
                06/15/05(a)..................  $  2,653,960
  3,000,000   Series G, 5.375%, 11/13/08.....     2,996,946
                                               ------------
                                                  5,650,906
                                               ------------
              US GOVERNMENT GUARANTEED BOND -- 1.38%
  3,462,094   6.12%, 04/01/08................     3,597,462
                                               ------------
              US TREASURY INFLATION INDEX -- 4.26%
 11,000,600   3.625%, 01/15/08...............    11,120,925
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $111,549,023)..................   114,415,251
                                               ------------
              CORPORATE BONDS AND NOTES -- 9.88%
              CONSUMER GOODS AND SERVICES -- 0.37%
  1,000,000   Eastman Kodak Company, 6.375%,
                06/15/06(a)..................       972,607
                                               ------------
              FINANCIAL SERVICES -- 1.60%
  2,000,000   Ford Motor Credit Company,
                7.50%, 03/15/05..............     2,070,286
  2,000,000   General Electric Capital Corp.,
                Series MTNA, 6.75%,
                09/11/03.....................     2,108,482
                                               ------------
                                                  4,178,768
                                               ------------
              SHIPBUILDING -- 0.83%
  1,943,000   Sulphur Carriers, Series 2009,
                8.30%, 10/15/09..............     2,171,846
                                               ------------
              SPECIAL PURPOSE ENTITY -- 7.08%
  5,000,000   Overseas Private Invest, 5.14%,
                08/15/07.....................     4,969,771
  4,090,908   Overseas Private Invest, 7.45%,
                12/15/10.....................     4,390,281
  8,571,429   Overseas Private Invest, Series
                1997, 7.05%, 11/15/13........     9,100,286
                                               ------------
                                                 18,460,338
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $24,920,867).............    25,783,559
                                               ------------
              FOREIGN GOVERNMENT OBLIGATION -- 0.78%
  2,000,000   Republic of Italy, 5.25%,
                04/05/06 (Cost $1,991,431)...     2,040,802
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 29.56%
              FANNIE MAE -- 14.85%
$ 5,800,000   1.77%, 01/04/02................  $  5,799,145
  2,700,000   1.68%, 01/31/02................     2,696,220
 30,300,000   1.68%, 02/14/02................    30,237,784
                                               ------------
                                                 38,733,149
                                               ------------
              FEDERAL HOME LOAN BANK -- 8.62%
 15,900,000   1.67%, 01/09/02................    15,894,099
  3,200,000   1.76%, 01/11/02................     3,198,435
  3,400,000   1.87%, 01/18/02................     3,396,998
                                               ------------
                                                 22,489,532
                                               ------------
              FREDDIE MAC -- 6.09%
  2,800,000   1.86%, 01/02/02................     2,799,855
    800,000   1.72%, 01/15/02................       799,465
  1,300,000   1.75%, 01/15/02................     1,299,115
  7,000,000   1.72%, 01/22/02................     6,992,977
  4,000,000   1.72%, 03/14/02................     3,986,240
                                               ------------
                                                 15,877,652
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $77,100,333)...................    77,100,333
                                               ------------
              COMMERCIAL PAPER -- 1.88%
  1,700,000   Houston Industries Finance
                Company, 3.50%, 01/24/02.....     1,696,199
  1,800,000   NiSource Finance Corp., 2.75%,
                01/02/02.....................     1,799,862
  1,400,000   Walt Disney Company, 2.70%,
                01/07/02.....................     1,399,370
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $4,895,431)....................     4,895,431
                                               ------------
              TIME DEPOSITS -- 3.38%
    759,274   American Express Centurion
                Bank, 1.89%, 01/22/02(b).....       759,274
  3,492,659   Bank of Nova Scotia, 2.04%,
                02/15/02(b)..................     3,492,659
  1,822,257   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b)...........     1,822,257
    455,564   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b)...........       455,564
    759,274   BNP Paribas, 1.84%,
                01/09/02(b)..................       759,274
    911,128   Credit Agricole Indosuez,
                1.70%, 01/07/02(b)...........       911,128

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS (CONTINUED)
$   453,639   Fleet National Bank, 1.95%,
                01/02/02(b)..................  $    453,639
    151,855   Royal Bank Of Canada, 1.69%,
                01/07/02(b)..................       151,855
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $8,805,650)....................     8,805,650
                                               ------------
              SHORT TERM CORPORATE NOTES -- 5.27%
  3,796,368   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)........     3,796,368
  1,414,855   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)..................     1,414,855
  1,800,000   General Motors Acceptance
                Corp., Floating Rate,
                2.32%(+), 02/01/02...........     1,798,549
    355,567   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)..................       355,567
    607,419   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)..................       607,419
  2,277,821   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)........     2,277,821
    455,564   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)........       455,564
  3,037,095   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)........     3,037,095
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $13,743,238).......    13,743,238
                                               ------------

  SHARES
  ------
              REGULATED INVESTMENT COMPANY -- 0.26%
    668,161   Merrimac Cash Fund -- Premium
                Class(b) (Cost $668,161).....  $    668,161
                                               ------------
              TOTAL SECURITIES (Cost
              $275,549,360)..................   279,886,762
                                               ------------


 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENT -- 0.02%
$    41,645   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase proceeds
                at maturity $41,648
                (Collateralized by Freddie
                Mac Adjustable Rate Mortgage,
                7.177%, due 01/01/23, with a
                value of $43,752) (Cost
                $41,645).....................  $     41,645
                                               ------------
              Total Investments -- 107.33%
              (Cost $275,591,005)............   279,928,407
              Liabilities less other
              assets -- (7.33)%..............   (19,133,290)
                                               ------------
              NET ASSETS -- 100.00%..........  $260,795,117
                                               ============


The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $275,762,870.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.............  $4,501,362
    Gross unrealized depreciation.............    (377,470)
                                                ----------
    Net unrealized appreciation...............  $4,123,892
                                                ==========

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 13.65%
              US TREASURY BONDS -- 10.10%
$23,095,000   8.50%, 02/15/20(a)............  $  30,216,551
  8,330,000   8.00%, 11/15/21...............     10,541,032
 13,375,000   6.25%, 08/15/23...............     14,158,695
 20,890,000   6.125%, 11/15/27(a)...........     21,974,483
                                              -------------
                                                 76,890,761
                                              -------------
              US TREASURY NOTE -- 0.31%
  2,440,000   3.50%, 11/15/06(a)............      2,352,121
                                              -------------
              US TREASURY STRIPS -- 3.24%
 39,525,000   0.00%, 05/15/17...............     15,787,431
 29,175,000   0.00%, 11/15/21...............      8,942,400
                                              -------------
                                                 24,729,831
                                              -------------
              TOTAL US TREASURY SECURITIES
              (Cost $103,545,028)...........    103,972,713
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 46.24%
              FANNIE MAE -- 43.32%
  6,310,000   5.50%, 02/15/06...............      6,499,388
  7,850,000   6.625%, 11/15/30..............      8,212,662
    450,045   PL# 535103, 7.00%, 01/01/15...        466,004
  7,150,000   PL# 535675, 7.00%, 01/01/16...      7,403,546
    195,430   PL# 253698, 6.00%, 02/01/16...        195,788
    327,961   PL# 549659, 7.00%, 02/01/16...        339,591
    456,808   PL# 550440, 7.00%, 02/01/16...        473,007
    999,999   PL# 556283, 6.00%, 04/01/16...      1,001,830
    999,999   PL# 579270, 6.00%, 04/01/16...      1,001,830
    153,590   PL# 580512, 6.00%, 04/01/16...        153,871
  1,654,103   PL# 559422, 6.00%, 05/01/16...      1,657,131
  3,732,254   PL# 580848, 6.00%, 05/01/16...      3,739,088
  1,242,533   PL# 581380, 6.00%, 05/01/16...      1,244,808
    353,353   PL# 585941, 6.00%, 05/01/16...        354,000
  1,999,999   PL# 253845, 6.00%, 06/01/16...      2,003,661
    999,999   PL# 582381, 6.00%, 06/01/16...      1,001,830
     41,808   PL# 583520, 6.00%, 06/01/16...         41,884
    954,092   PL# 583677, 6.00%, 06/01/16...        955,839
    963,747   PL# 585945, 6.00%, 06/01/16...        965,511
    347,542   PL# 586592, 6.00%, 06/01/16...        348,179
    692,378   PL# 589372, 6.00%, 06/01/16...        693,646
    652,356   PL# 590023, 6.00%, 06/01/16...        653,551
  1,000,100   PL# 590024, 6.00%, 06/01/16...      1,001,931
  2,041,575   PL# 592658, 6.00%, 06/01/16...      2,045,313
    999,999   PL# 592889, 6.00%, 06/01/16...      1,001,830
    404,229   PL# 505045, 6.00%, 07/01/16...        404,969
    790,640   PL# 564863, 6.00%, 07/01/16...        792,088

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   149,030   PL# 586668, 6.00%, 07/01/16...  $     149,303
    347,955   PL# 593115, 6.00%, 07/01/16...        348,592
  1,620,610   PL# 593855, 6.00%, 07/01/16...      1,623,577
    999,999   PL# 596354, 6.00%, 07/01/16...      1,001,830
  4,749,999   PL# 598251, 6.00%, 07/01/16...      4,758,696
    999,999   PL# 598398, 6.00%, 07/01/16...      1,001,830
  4,999,996   PL# 545125, 6.00%, 08/01/16...      5,009,151
    962,949   PL# 590913, 6.00%, 08/01/16...        964,712
    154,052   PL# 598301, 6.00%, 08/01/16...        154,334
    999,999   PL# 598402, 6.00%, 08/01/16...      1,001,830
  5,354,159   PL# 602379, 6.00%, 08/01/16...      5,363,962
  1,999,998   PL# 603028, 6.00%, 08/01/16...      2,003,660
    360,591   PL# 253990, 7.00%, 09/01/16...        373,378
     43,058   PL# 597551, 6.00%, 09/01/16...         43,137
    274,857   PL# 598125, 7.00%, 09/01/16...        284,603
    317,298   PL# 601170, 6.00%, 09/01/16...        317,879
    999,999   PL# 604091, 6.00%, 09/01/16...      1,001,830
    752,362   PL# 608779, 6.00%, 09/01/16...        753,740
  1,652,053   PL# 609074, 6.00%, 09/01/16...      1,655,078
  2,305,237   PL# 618807, 6.00%, 09/01/16...      2,309,458
    364,652   PL# 580179, 7.00%, 10/01/16...        377,583
    646,667   PL# 601979, 6.00%, 10/01/16...        647,851
    931,295   PL# 603060, 6.00%, 10/01/16...        933,000
    714,097   PL# 606961, 6.00%, 10/01/16...        715,405
    999,999   PL# 607016, 6.00%, 10/01/16...      1,001,830
    215,330   PL# 611323, 7.00%, 10/01/16...        222,966
    136,892   PL# 612311, 6.00%, 10/01/16...        137,143
    682,702   PL# 254047, 6.00%, 11/01/16...        683,952
    201,176   PL# 579270, 6.00%, 11/01/16...        201,545
    725,357   PL# 587851, 5.50%, 11/01/16...        713,280
    652,044   PL# 607536, 6.00%, 11/01/16...        653,238
  1,345,295   PL# 607853, 6.00%, 11/01/16...      1,347,759
  1,347,944   PL# 610799, 6.00%, 11/01/16...      1,350,413
    595,885   PL# 610998, 6.00%, 11/01/16...        596,976
  1,000,000   PL# 611693, 5.50%, 11/01/16...        983,349
     96,442   PL# 612359, 5.50%, 11/01/16...         94,836
    931,316   PL# 612736, 6.00%, 11/01/16...        933,021
    654,703   PL# 614513, 6.00%, 11/01/16...        655,902
  1,347,041   PL# 615230, 6.00%, 11/01/16...      1,349,507
  1,000,001   PL# 616062, 5.50%, 11/01/16...        983,350
    729,781   PL# 616091, 6.00%, 11/01/16...        731,118
  1,000,001   PL# 616114, 5.50%, 11/01/16...        983,350

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   201,482   PL# 619175, 6.00%, 11/01/16...  $     201,851
  2,000,001   PL# 254088, 5.50%, 12/01/16...      1,966,699
    213,651   PL# 254089, 6.00%, 12/01/16...        214,043
    323,082   PL# 254140, 5.50%, 12/01/16...        317,732
  2,000,000   PL# 566869, 5.50%, 12/01/16...      1,966,698
    965,152   PL# 566871, 6.00%, 12/01/16...        966,919
  1,000,000   PL# 587859, 5.50%, 12/01/16...        983,349
  3,000,000   PL# 593484, 5.50%, 12/01/16...      2,950,047
     32,223   PL# 596519, 6.00%, 12/01/16...         32,282
    883,339   PL# 598926, 6.00%, 12/01/16...        884,956
  4,000,000   PL# 601438, 5.50%, 12/01/16...      3,933,396
  2,034,846   PL# 604259, 6.00%, 12/01/16...      2,038,572
    256,278   PL# 604299, 5.50%, 12/01/16...        252,011
  1,117,776   PL# 604542, 6.00%, 12/01/16...      1,119,822
  1,345,895   PL# 607827, 6.00%, 12/01/16...      1,348,359
  1,999,999   PL# 607889, 6.00%, 12/01/16...      2,003,661
  3,401,942   PL# 611695, 5.50%, 12/01/16...      3,345,296
  3,000,000   PL# 611884, 5.50%, 12/01/16...      2,950,047
    720,300   PL# 612750, 5.50%, 12/01/16...        708,306
    330,306   PL# 612754, 5.50%, 12/01/16...        324,806
    706,129   PL# 612755, 6.00%, 12/01/16...        707,422
  1,000,000   PL# 613298, 5.50%, 12/01/16...        983,349
  2,000,000   PL# 613910, 5.50%, 12/01/16...      1,966,698
    652,958   PL# 613938, 6.00%, 12/01/16...        654,154
  3,000,000   PL# 614211, 5.50%, 12/01/16...      2,950,047
  4,000,000   PL# 614215, 5.50%, 12/01/16...      3,933,396
    384,676   PL# 614252, 6.00%, 12/01/16...        385,380
    999,999   PL# 614740, 6.00%, 12/01/16...      1,001,830
    175,903   PL# 614743, 5.50%, 12/01/16...        172,974
  2,000,000   PL# 614748, 5.50%, 12/01/16...      1,966,698
  2,274,643   PL# 614843, 5.50%, 12/01/16...      2,236,768
  1,000,000   PL# 614920, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616140, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616151, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616388, 5.50%, 12/01/16...        983,349
  2,000,000   PL# 616422, 5.50%, 12/01/16...      1,966,698
  3,000,000   PL# 616425, 5.50%, 12/01/16...      2,950,047
  2,273,185   PL# 616459, 6.00%, 12/01/16...      2,277,347
    773,800   PL# 616467, 5.50%, 12/01/16...        760,915
  1,000,000   PL# 616668, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616718, 5.50%, 12/01/16...        983,349
    557,682   PL# 616725, 5.50%, 12/01/16...        548,396

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 1,000,100   PL# 616908, 6.00%, 12/01/16...  $   1,001,931
  2,000,000   PL# 617102, 5.50%, 12/01/16...      1,966,698
  2,000,000   PL# 617109, 5.50%, 12/01/16...      1,966,698
  1,000,000   PL# 617113, 6.00%, 12/01/16...      1,001,831
    418,885   PL# 617324, 5.50%, 12/01/16...        411,910
    379,389   PL# 618004, 6.00%, 12/01/16...        380,084
  1,000,000   PL# 618092, 6.00%, 12/01/16...      1,001,831
  3,000,000   PL# 618454, 5.50%, 12/01/16...      2,950,047
  3,258,133   PL# 618464, 5.50%, 12/01/16...      3,203,882
    794,148   PL# 618498, 6.00%, 12/01/16...        795,602
  2,000,000   PL# 618999, 5.50%, 12/01/16...      1,966,698
  2,000,000   PL# 619021, 5.50%, 12/01/16...      1,966,698
  2,000,000   PL# 619436, 5.50%, 12/01/16...      1,966,698
  1,000,000   PL# 619437, 5.50%, 12/01/16...        983,349
    602,786   PL# 619961, 6.00%, 12/01/16...        603,890
    318,472   PL# 619963, 6.00%, 12/01/16...        319,055
  2,000,000   PL# 620938, 5.50%, 12/01/16...      1,966,698
  1,411,014   PL# 620950, 5.50%, 12/01/16...      1,387,519
  2,000,000   PL# 620979, 5.50%, 12/01/16...      1,966,698
    413,416   PL# 621999, 5.50%, 12/01/16...        406,532
  3,000,000   PL# 622080, 5.50%, 12/01/16...      2,950,047
     50,327   PL# 622453, 5.50%, 12/01/16...         49,489
    404,000   PL# 622460, 5.50%, 12/01/16...        397,273
  2,689,876   PL# 622529, 6.00%, 12/01/16...      2,694,801
  2,370,324   PL# 622578, 5.50%, 12/01/16...      2,330,856
  2,000,000   PL# 622843, 5.50%, 12/01/16...      1,966,698
  2,000,000   PL# 566870, 5.50%, 01/01/17...      1,966,698
  3,000,000   PL# 612847, 5.50%, 01/01/17...      2,950,047
  1,046,460   PL# 614750, 6.00%, 01/01/17...      1,048,376
  2,000,000   PL# 615179, 5.50%, 01/01/17...      1,966,698
     38,296   PL# 616158, 5.50%, 01/01/17...         37,658
    615,424   PL# 617272, 6.00%, 01/01/17...        616,551
    498,637   PL# 617518, 6.00%, 01/01/17...        499,550
  1,000,000   PL# 619882, 5.50%, 01/01/17...        983,349
  2,000,000   PL# 621052, 5.50%, 01/01/17...      1,966,698
  2,000,000   PL# 621055, 5.50%, 01/01/17...      1,966,698
  2,000,200   PL# 621060, 6.00%, 01/01/17...      2,003,862
     77,090   PL# 492742, 7.00%, 05/01/29...         78,623
     43,354   PL# 503916, 7.50%, 06/01/29...         44,749
  4,583,210   PL# 252571, 7.00%, 07/01/29...      4,674,398
     65,877   PL# 508415, 7.00%, 08/01/29...         67,188
    278,161   PL# 515946, 7.00%, 10/01/29...        283,695

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$    40,307   PL# 531092, 7.50%, 10/01/29...  $      41,605
    319,624   PL# 524164, 7.00%, 11/01/29...        325,983
    565,012   PL# 535030, 7.00%, 12/01/29...        576,253
     16,338   PL# 527717, 7.50%, 01/01/30...         16,864
    312,924   PL# 528107, 7.00%, 02/01/30...        319,150
    274,276   PL# 531497, 7.00%, 02/01/30...        279,733
    324,749   PL# 531735, 7.00%, 02/01/30...        331,210
    246,781   PL# 535159, 7.00%, 02/01/30...        251,691
    524,893   PL# 535277, 7.00%, 04/01/30...        535,336
     12,345   PL# 536337, 7.50%, 04/01/30...         12,743
     40,684   PL# 537176, 7.50%, 05/01/30...         41,994
     52,781   PL# 538314, 7.50%, 05/01/30...         54,480
    945,874   PL# 539934, 7.50%, 05/01/30...        976,319
     42,404   PL# 253346, 7.50%, 06/01/30...         43,769
     36,231   PL# 531225, 7.50%, 06/01/30...         37,398
     49,751   PL# 540211, 7.50%, 06/01/30...         51,353
     14,799   PL# 504915, 7.50%, 07/01/30...         15,276
     39,420   PL# 539183, 7.50%, 07/01/30...         40,689
    946,298   PL# 540226, 7.50%, 07/01/30...        976,756
     34,452   PL# 541401, 7.50%, 07/01/30...         35,561
     47,503   PL# 542999, 7.50%, 08/01/30...         49,032
     38,500   PL# 548026, 7.50%, 08/01/30...         39,739
     44,345   PL# 544583, 7.50%, 09/01/30...         45,772
     44,896   PL# 550544, 7.50%, 09/01/30...         46,342
     52,182   PL# 550901, 7.50%, 09/01/30...         53,862
     12,665   PL# 553230, 7.50%, 09/01/30...         13,072
  2,834,762   PL# 253480, 7.50%, 10/01/30...      2,926,005
     11,192   PL# 511786, 7.50%, 10/01/30...         11,552
     40,053   PL# 560794, 7.50%, 10/01/30...         41,342
     38,474   PL# 558362, 7.50%, 11/01/30...         39,712
    976,462   PL# 558519, 7.50%, 11/01/30...      1,007,892
     50,106   PL# 561829, 7.50%, 11/01/30...         51,719
     45,943   PL# 259141, 7.50%, 12/01/30...         47,421
     49,159   PL# 533841, 7.50%, 12/01/30...         50,741
  2,335,004   PL# 559540, 7.00%, 12/01/30...      2,381,461
     43,460   PL# 561172, 7.50%, 12/01/30...         44,859
     45,640   PL# 561678, 7.50%, 12/01/30...         47,109
     19,375   PL# 562010, 7.50%, 12/01/30...         19,999
     40,045   PL# 564004, 7.50%, 12/01/30...         41,334
    925,814   PL# 564007, 7.50%, 12/01/30...        955,613
     41,240   PL# 564080, 7.50%, 12/01/30...         42,567
     51,099   PL# 564529, 7.50%, 12/01/30...         52,744

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 2,886,837   PL# 567084, 7.50%, 12/01/30...  $   2,979,756
    888,057   PL# 567106, 7.00%, 12/01/30...        905,725
     36,461   PL# 559741, 7.50%, 01/01/31...         37,634
     35,642   PL# 560596, 7.50%, 01/01/31...         36,789
     39,980   PL# 561483, 7.50%, 01/01/31...         41,267
     45,432   PL# 568302, 7.50%, 01/01/31...         46,894
  2,790,869   PL# 568512, 7.50%, 01/01/31...      2,880,698
  3,650,102   PL# 253643, 7.50%, 02/01/31...      3,767,588
     48,354   PL# 569361, 7.50%, 02/01/31...         49,910
    914,088   PL# 570589, 7.50%, 02/01/31...        943,510
  3,694,792   PL# 571591, 7.50%, 02/01/31...      3,813,716
     45,666   PL# 575285, 7.50%, 03/01/31...         47,136
     22,734   PL# 535824, 7.00%, 04/01/31...         23,186
     34,497   PL# 545078, 7.50%, 04/01/31...         35,608
  3,000,297   PL# 579723, 7.00%, 04/01/31...      3,059,991
     43,830   PL# 580377, 7.50%, 04/01/31...         45,241
    602,632   PL# 578112, 7.00%, 05/01/31...        614,622
     35,397   PL# 579794, 7.50%, 05/01/31...         36,536
    619,920   PL# 581020, 7.00%, 05/01/31...        632,254
     15,531   PL# 581402, 7.50%, 05/01/31...         16,031
     46,978   PL# 584763, 7.00%, 05/01/31...         47,912
     50,859   PL# 584923, 7.50%, 05/01/31...         52,496
  2,000,198   PL# 581714, 7.00%, 06/01/31...      2,039,994
    857,133   PL# 583545, 7.00%, 06/01/31...        874,186
    892,017   PL# 584935, 7.00%, 06/01/31...        909,764
     53,279   PL# 585087, 7.50%, 06/01/31...         54,994
     44,377   PL# 586145, 7.00%, 06/01/31...         45,260
  2,252,934   PL# 587934, 7.00%, 06/01/31...      2,297,759
     35,894   PL# 589405, 7.50%, 06/01/31...         37,050
    355,727   PL# 589547, 7.00%, 06/01/31...        362,805
     45,510   PL# 590659, 7.50%, 06/01/31...         46,415
     41,537   PL# 592129, 7.50%, 06/01/31...         42,874
     50,088   PL# 592923, 7.50%, 06/01/31...         51,700
    285,000   PL# 581661, 7.00%, 07/01/31...        290,670
  2,000,199   PL# 581716, 7.00%, 07/01/31...      2,039,995
    494,584   PL# 581834, 7.00%, 07/01/31...        504,425
    505,515   PL# 585794, 7.00%, 07/01/31...        515,573
    506,748   PL# 589657, 7.00%, 07/01/31...        516,831
    944,751   PL# 593988, 7.50%, 07/01/31...        975,160
     61,105   PL# 594739, 7.00%, 07/01/31...         62,321
    956,444   PL# 595172, 7.50%, 07/01/31...        987,229
    929,804   PL# 596285, 7.50%, 08/01/31...        959,732

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   947,378   PL# 601295, 7.50%, 08/01/31...  $     977,872
  2,000,199   PL# 576143, 7.00%, 09/01/31...      2,039,995
     34,592   PL# 579534, 7.50%, 09/01/31...         35,705
    493,351   PL# 587832, 7.00%, 09/01/31...        503,166
    475,206   PL# 596988, 7.00%, 09/01/31...        484,661
    513,097   PL# 597193, 7.00%, 09/01/31...        523,305
    587,417   PL# 597194, 7.00%, 09/01/31...        599,105
  2,000,198   PL# 597296, 7.00%, 09/01/31...      2,039,994
    910,213   PL# 597746, 7.00%, 09/01/31...        928,322
     90,000   PL# 603292, 7.00%, 09/01/31...         91,790
    942,263   PL# 608291, 7.50%, 09/01/31...        972,591
    815,266   PL# 614556, 7.00%, 09/01/31...        831,487
  2,000,200   PL# 602429, 7.00%, 10/01/31...      2,039,996
    927,669   PL# 606361, 7.50%, 10/01/31...        957,527
    397,467   PL# 592261, 7.00%, 11/01/31...        405,375
     23,259   PL# 603747, 7.00%, 11/01/31...         23,722
  3,000,300   PL# 610807, 7.00%, 11/01/31...      3,059,994
  1,113,006   PL# 610814, 7.00%, 11/01/31...      1,135,150
  1,721,018   PL# 613153, 7.00%, 11/01/31...      1,755,260
    583,501   PL# 612796, 7.00%, 12/01/31...        595,110
  1,137,119   PL# 616615, 7.00%, 12/01/31...      1,159,743
    499,900   PL# 621431, 7.00%, 12/01/31...        509,846
  5,730,000   TBA, 6.00%, 01/01/32..........      5,599,287
 20,900,000   TBA, 6.00%, 01/01/32..........     20,423,229
  2,000,000   TBA, 7.00%, 01/01/32..........      2,037,500
 15,900,000   TBA, 7.00%, 01/01/32..........     16,198,125
  2,460,000   TBA, 7.50%, 01/01/32..........      2,537,643
  4,000,000   TBA, 6.50%, 01/14/32..........      4,000,000
                                              -------------
                                                329,868,935
                                              -------------
              FREDDIE MAC -- 1.20%
  4,200,000   7.00%, 03/15/10...............      4,568,042
  4,225,000   6.875%, 09/15/10..............      4,557,178
                                              -------------
                                                  9,125,220
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 1.72%
  2,140,213   PL# 3161, 6.50%, 11/20/31.....      2,140,776
 11,000,600   PL# 3173, 6.50%, 12/20/31.....     11,003,493
                                              -------------
                                                 13,144,269
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $353,844,156).................    352,138,424
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES -- 33.94%
              AEROSPACE -- 1.33%
$ 4,094,000   Lockheed Martin Corp., 8.20%,
                12/01/09....................  $   4,606,683
  1,400,000   Northrop Grumman Corp.,
                7.125%, 02/15/11............      1,461,557
  1,750,000   Raytheon Company, 8.20%,
                03/01/06....................      1,896,867
  2,125,000   United Technologies Corp.,
                6.35%, 03/01/11.............      2,161,219
                                              -------------
                                                 10,126,326
                                              -------------
              AUTOMOBILES -- 0.32%
  2,400,000   Daimler Chrysler N.A. Holding,
                7.20%, 09/01/09.............      2,398,685
                                              -------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.27%
    250,000   Collins & Aikman Products --
                144A, 10.75%, 12/31/11......        250,625
  1,800,000   Lear Corp., Series B, 8.11%,
                05/15/09....................      1,820,983
                                              -------------
                                                  2,071,608
                                              -------------
              BANKS -- 1.45%
  3,840,000   Bank One Corp., 6.50%,
                02/01/06....................      4,013,077
  2,800,000   Barclays Bank PLC -- 144A,
                8.55%, 09/15/49.............      3,120,295
    990,000   Wachovia Corp., 7.70%,
                02/15/05....................      1,071,537
  2,870,000   Wachovia Corp., 4.95%,
                11/01/06....................      2,817,884
                                              -------------
                                                 11,022,793
                                              -------------
              BROADCAST SERVICES/MEDIA -- 2.72%
    300,000   Adelphia Communications,
                7.875%, 05/01/09(a).........        274,875
  1,500,000   Adelphia Communications,
                10.875%, 10/01/10...........      1,531,875
  2,250,000   AOL Time Warner, Inc., 7.625%,
                04/15/31....................      2,379,987
  1,800,000   Charter Communications
                Holdings LLC, 8.625%,
                04/01/09....................      1,732,500
  1,605,000   Comcast Cable Communications,
                Inc., 6.375%, 01/30/06......      1,630,828
  1,650,000   Comcast Cable Communications,
                Inc., 6.75%, 01/30/11.......      1,657,176
  1,940,000   CSC Holdings, Inc., Series B,
                8.125%, 07/15/09............      1,993,926

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AEROSPACE (CONTINUED)
$ 1,800,000   Echostar DBS Corp., 9.375%,
                02/01/09....................  $   1,854,000
  4,000,000   Time Warner, Inc., 9.125%,
                01/15/13....................      4,741,260
  2,880,000   Viacom, Inc., 6.625%,
                05/15/11....................      2,927,796
                                              -------------
                                                 20,724,223
                                              -------------
              BUILDING & CONSTRUCTION -- 0.47%
  1,775,000   D.R. Horton, Inc., 8.00%,
                02/01/09....................      1,757,250
  1,800,000   The Ryland Group, 8.00%,
                08/15/06....................      1,809,000
                                              -------------
                                                  3,566,250
                                              -------------
              CHEMICALS -- 0.41%
  1,300,000   Dow Chemical Company, 5.75%,
                12/15/08....................      1,298,956
  1,800,000   Lyondell Chemical Company,
                Series B, 9.875%,
                05/01/07....................      1,809,000
                                              -------------
                                                  3,107,956
                                              -------------
              COMPUTER AND SOFTWARE SERVICES -- 0.24%
  1,800,000   Unisys Corp., 8.125%,
                06/01/06....................      1,791,000
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.21%
  1,500,000   Stone Container Corp., 9.75%,
                02/01/11....................      1,593,750
                                              -------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.19%
  1,500,000   Allied Waste North America,
                Series B, 7.875%,
                01/01/09....................      1,470,000
                                              -------------
              FINANCE -- 4.10%
  3,600,000   Ford Motor Credit Company,
                6.875%, 02/01/06............      3,605,188
  8,000,000   Ford Motor Credit Company,
                7.375%, 10/28/09............      7,879,336
  1,180,000   Ford Motor Credit Company,
                7.875%, 06/15/10............      1,196,702
  3,850,000   General Motors Acceptance
                Corp., 6.75%, 01/15/06......      3,913,394
  6,190,000   General Motors Acceptance
                Corp., 6.875%, 09/15/11.....      6,063,470
  2,220,000   Lehman Brothers Holdings,
                6.25%, 05/15/06.............      2,274,133
  6,000,000   Verizon Global Funding Corp.,
                6.75%, 12/01/05(a)..........      6,326,640
                                              -------------
                                                 31,258,863
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FOOD AND BEVERAGE -- 0.70%
$ 1,600,000   Kellogg Company, Series B,
                6.60%, 04/01/11.............  $   1,644,398
  1,945,000   Kraft Foods, Inc., 5.625%,
                11/01/11....................      1,886,280
  1,650,000   Unilever Capital Corp.,
                7.125%, 11/01/10............      1,783,544
                                              -------------
                                                  5,314,222
                                              -------------
              INSURANCE -- 0.76%
  1,850,000   Allstate Corp., 7.20%,
                12/01/09....................      1,958,763
  1,600,000   MetLife, Inc., 6.125%,
                12/01/11....................      1,585,768
  2,100,000   Prudential Financial, 8.30%,
                07/01/25....................      2,225,916
                                              -------------
                                                  5,770,447
                                              -------------
              LEISURE AND RECREATION -- 0.04%
    250,000   Argosy Gaming Company, 10.75%,
                06/01/09....................        274,688
                                              -------------
              MANUFACTURING -- 1.23%
  1,500,000   American Standard, Inc.,
                7.375%, 02/01/08............      1,515,000
  3,840,000   Honeywell International,
                7.50%, 03/01/10.............      4,141,697
  3,800,000   Tyco International Group SA,
                6.375%, 10/15/11............      3,712,326
                                              -------------
                                                  9,369,023
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.18%
  1,000,000   HealthSouth Corp., 10.75%,
                10/01/08....................      1,100,000
    280,000   United Surgical Partners --
                144A, 10.00%, 12/15/11......        275,800
                                              -------------
                                                  1,375,800
                                              -------------
              METALS AND MINING -- 0.36%
  1,500,000   AK Steel Corp., 9.125%,
                12/15/06(a).................      1,533,750
  1,185,000   Alcoa, Inc., 6.50%,
                06/01/11....................      1,223,259
                                              -------------
                                                  2,757,009
                                              -------------
              OIL, COAL AND GAS -- 1.49%
  1,550,000   AmeriGas Partners LP, 8.875%,
                05/20/11....................      1,596,500
    840,000   Chesapeake Energy Corp.,
                8.125%, 04/01/11............        814,800
  1,440,000   Coastal Corp., 7.75%,
                06/15/10....................      1,466,904

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
$ 3,840,000   Conoco Funding Company, 7.25%,
                10/15/31(a).................  $   4,053,496
  1,800,000   Pogo Producing Corp., Series
                B, 10.375%, 02/15/09........      1,944,000
  1,500,000   Vintage Petroleum, 7.875%,
                05/15/11....................      1,470,000
                                              -------------
                                                 11,345,700
                                              -------------
              PAPER AND FOREST PRODUCTS -- 0.89%
  2,250,000   International Paper Company,
                8.00%, 07/08/03.............      2,371,417
  1,800,000   Norske Skog Canada -- 144A,
                8.625%, 06/15/11............      1,867,500
    550,000   Tembec Industries, Inc.,
                8.625%, 06/30/09............        572,000
  1,950,000   Weyerhaeuser Company, 6.00%,
                08/01/06....................      1,956,858
                                              -------------
                                                  6,767,775
                                              -------------
              PRIVATE ASSET BACKED: BANKS -- 0.58%
  4,378,187   Washington Mutual, Inc.,
                Series 00-A1, Class A1,
                Floating Rate, 2.22%(+),
                06/25/24....................      4,383,703
                                              -------------
              PRIVATE ASSET BACKED: FINANCE -- 3.34%
 10,548,898   Fannie Mae, Series 00-40,
                Class F, Floating Rate,
                2.43%(+), 12/25/22..........     10,558,961
  8,261,269   First Union National Bank --
                Bank of America, Series 01-
                C1, Class A1, 5.71%,
                03/15/33....................      8,278,965
  6,577,649   Medallion Trust, Series 00-1G,
                Class A1, Floating Rate,
                2.66%(+), 07/12/31..........      6,575,610
                                              -------------
                                                 25,413,536
                                              -------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 4.44%
  2,061,078   Bear Stearns Commercial
                Mortgage Securities, Series
                01, Class A1, 6.08%,
                02/15/35....................      2,096,432
  8,242,457   GMAC Commercial Mortgage
                Securities, Inc., Series
                01-C1, Class A1, 5.99%,
                04/15/34....................      8,324,881
 16,099,913   LB-UBS Commercial Mortgage
                Trust, Series 01-C2, Class
                A1, 6.27%, 06/15/20.........     16,579,271
  6,724,843   PNC Mortgage Acceptance Corp.,
                Series 01-C1, Class A1,
                5.91%, 03/12/34.............      6,787,317
                                              -------------
                                                 33,787,901
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 0.77%
$ 5,878,325   Provident Bank Equipment Lease
                Trust, Series 00-1A, Class
                C, Floating Rate, 2.78%(+),
                11/25/11....................  $   5,901,509
                                              -------------
              PRIVATE ASSET BACKED: UTILITIES -- 1.16%
  8,000,000   Peco Energy Transition Trust,
                Series 00-A, Class A4,
                7.65%, 03/01/10.............      8,851,128
                                              -------------
              REAL ESTATE -- 0.26%
  2,000,000   EOP Operating LP, 7.00%,
                07/15/11....................      2,013,628
                                              -------------
              REAL ESTATE INVESTMENT TRUST -- 0.24%
  1,800,000   Felcor Lodging LP, 9.50%,
                09/15/08....................      1,804,500
                                              -------------
              RETAIL -- 0.39%
  1,800,000   K-Mart Corp., 9.375%,
                02/01/06(a).................      1,488,386
  1,525,000   Sears Roebuck Acceptance
                Corp., 6.75%, 08/15/11(a)...      1,521,189
                                              -------------
                                                  3,009,575
                                              -------------
              RETAIL: RESTAURANT -- 0.27%
  1,940,000   Tricon Global Restaurants,
                Inc., 8.875%, 04/15/11......      2,070,950
                                              -------------
              SPECIAL PURPOSE ENTITY --0.04%
    280,000   IPC Acquisition Corp. -- 144A,
                11.50%, 12/15/09............        280,000
                                              -------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.31%
  3,500,000   AT&T Corp. -- 144A, 7.30%,
                11/15/11....................      3,585,484
  1,725,000   AT&T Corp. -- 144A, 8.00%,
                11/15/31....................      1,805,328
    700,000   Deutsche Telekom, 8.00%,
                06/15/10....................        766,072
  3,840,000   Dominion Resources, Inc.,
                Series B, 7.625%,
                07/15/05....................      4,094,074
    350,000   Echostar DBS Corp. -- 144A,
                9.125%, 01/15/09............        350,875
  3,840,000   Sprint Capital Corp., 5.875%,
                05/01/04....................      3,931,188
  2,280,000   Qwest Corp., 7.20%,
                11/01/04....................      2,325,883
  4,000,000   Vodafone Group PLC, 7.75%,
                02/15/10....................      4,393,184
  3,750,000   WorldCom, Inc., 8.00%,
                05/15/06....................      3,991,796
                                              -------------
                                                 25,243,884
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TRANSPORTATION -- 0.27%
$ 1,090,000   Burlington North Santa Fe
                Corp., 7.95%, 08/15/30......  $   1,213,335
    825,000   Norfolk Southern Corp., 7.05%,
                05/01/37....................        875,841
                                              -------------
                                                  2,089,176
                                              -------------
              UTILITIES: ELECTRIC -- 1.51%
    450,000   AES Corp., 8.75%, 06/15/08....        396,000
  1,350,000   AES Corp., 9.50%, 06/01/09....      1,228,500
  1,800,000   Calpine Corp., 8.50%,
                02/15/11(a).................      1,637,942
  1,000,000   CMS Energy Corp., 9.875%,
                10/15/07....................      1,060,787
    800,000   CMS Energy Corp., 8.90%,
                07/15/08....................        800,853
  2,400,000   DTE Energy Corp., 6.45%,
                06/01/06....................      2,463,276
  3,840,000   Exelon Generation Corp. LLC --
                144A, 6.95%, 06/15/11.......      3,893,676
                                              -------------
                                                 11,481,034
                                              -------------
              TOTAL CORPORATE BONDS AND
              NOTES (Cost $257,856,049).....    258,436,642
                                              -------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 8.47%
 10,210,000   Buoni Poliennali Del Tes,
                5.00%, 06/15/03(c)..........      9,267,954
  2,943,070   Federative Republic of Brazil,
                8.00%, 04/15/14.............      2,240,412
17,120,000..  Government of Canada, 6.00%,
                06/01/11(d).................     11,229,128
  7,600,000   New Zealand Government Bond,
                Series 1111, 6.00%,
                11/15/11(e).................      2,976,844
  2,476,704   Republic of Colombia, 9.75%,
                04/09/11....................      2,594,347
  1,515,000   Republic of Colombia, 10.00%,
                01/23/12....................      1,496,063
  1,910,000   Republic of Panama, 8.25%,
                04/22/08....................      1,895,675
  2,150,000   Republic of Panama, 9.625%,
                02/08/11....................      2,193,000
 15,975,000   United Kingdom Treasury,
                6.75%, 11/26/04(f)..........     24,377,642
  5,250,000   United Mexican States, 8.125%,
                12/30/19....................      5,113,500
  1,115,000   United Mexican States, Series
                MTN, 8.30%, 08/15/31........      1,095,487
                                              -------------
              TOTAL FOREIGN GOVERNMENT
              OBLIGATIONS (Cost
              $65,019,556)..................     64,480,052
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              COMMERCIAL PAPER -- 1.13%
$ 8,600,000   National Rural Utilities
                Company, 2.02%, 01/14/02
                (Cost $8,593,727)...........  $   8,593,727
                                              -------------
              TIME DEPOSITS -- 3.64%
  2,098,395   American Express Centurion
                Bank, 1.89%, 01/22/02(b)....      2,098,395
  9,202,619   Bank of Nova Scotia, 2.04%,
                02/15/02(b).................      9,202,619
  7,436,149   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b)..........      7,436,149
  1,259,037   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b)..........      1,259,037
  2,098,395   BNP Paribas, 1.84%,
                01/09/02(b).................      2,098,395
  2,518,075   Credit Agricole Indosuez,
                1.70%, 01/07/02(b)..........      2,518,075
  2,687,576   Fleet National Bank, 1.95%,
                01/02/02(b).................      2,687,576
    419,679   Royal Bank of Canada, 1.69%,
                01/07/02(b).................        419,679
                                              -------------
              TOTAL TIME DEPOSITS
              (Cost $27,719,925)............     27,719,925
                                              -------------
              SHORT TERM CORPORATE NOTES -- 3.89%
 10,491,977   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b).......     10,491,977
  1,509,040   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b).................      1,509,040
  1,678,716   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b).................      1,678,716
  6,295,186   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b).......      6,295,186
  1,259,037   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b).......      1,259,037
  8,393,582   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b).......      8,393,582
                                              -------------
              TOTAL SHORT TERM CORPORATE NOTES
              (Cost $29,627,538)............     29,627,538
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                      -------------
              REGULATED INVESTMENT COMPANY -- 0.24%
  1,846,588   Merrimac Cash Fund -- Premium
                Class(b) (Cost
                $1,846,588).................  $   1,846,588
                                              -------------
              TOTAL SECURITIES
              (Cost $848,052,567)...........    846,815,609
                                              -------------
 PRINCIPAL
 ---------
              REPURCHASE AGREEMENT -- 2.69%
$20,441,023   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $20,442,613 (Collateralized
                by Fannie Mae, 2.31%, due
                09/18/31, with a value of
                $21,464,957) (Cost
                $20,441,023)................     20,441,023
                                              -------------
              Total Investments -- 113.89%
              (Cost $868,493,590)...........    867,256,632
              Liabilities less other
              assets -- (13.89)%............   (105,783,493)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 761,473,139
                                              =============

The aggregate cost of securities for federal income tax
purposes at December 31, 2001, is $848,545,045.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........  $ 2,878,613
    Gross unrealized depreciation...........  $(4,608,049)
                                              -----------
    Net unrealized depreciation.............  $(1,729,436)
                                              ===========

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Principal amount shown for this debt security is denominated in Euros.
(d) Principal amount shown for this debt security is denominated in Canadian dollars.
(e) Principal amount shown for this debt security is denominated in New Zealand dollars.
(f) Principal amount shown for this debt security is denominated in British pounds.
(+) Variable Rate Security. Interest rate based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK -- 60.72%
             ADVERTISING -- 0.14%
    10,600   Interpublic Group of Companies,
               Inc. .........................  $    313,124
     4,600   Omnicom Group, Inc. ............       411,010
                                               ------------
                                                    724,134
                                               ------------
             AEROSPACE -- 0.74%
    24,650   Boeing Company..................       955,927
     5,850   General Dynamics Corp. .........       465,894
     2,600   Goodrich Corp. .................        69,212
    12,550   Lockheed Martin Corp. ..........       585,708
     2,400   Northrop Grumman Corp.(a).......       241,944
    10,300   Raytheon Company(a).............       334,441
     9,150   Rockwell Collins, Inc. .........       178,425
    13,450   United Technologies Corp. ......       869,274
                                               ------------
                                                  3,700,825
                                               ------------
             AGRICULTURAL EQUIPMENT -- 0.06%
     6,800   Deere & Company.................       296,888
                                               ------------
             AIRLINES -- 0.12%
     7,550   Delta Air Lines, Inc. ..........       220,913
    19,550   Southwest Airlines Company,
               Inc. .........................       361,284
                                               ------------
                                                    582,197
                                               ------------
             APPAREL -- 0.04%
     1,400   Liz Claiborne, Inc. ............        69,650
     2,800   V.F. Corp. .....................       109,228
                                               ------------
                                                    178,878
                                               ------------
             AUTOMOTIVE EQUIPMENT -- 0.29%
     7,000   AutoZone, Inc.(a)(c)............       502,600
    15,500   Delphi Automotive Systems
               Corp. ........................       211,730
     5,300   Genuine Parts Company...........       194,510
     2,500   Johnson Controls, Inc. .........       201,875
     7,650   TRW, Inc. ......................       283,356
     2,296   Visteon Corp. ..................        34,532
                                               ------------
                                                  1,428,603
                                               ------------
             BANKS -- 4.84%
    17,600   AmSouth Bancorp. ...............       332,640
    84,950   Bank of America Corp. ..........     5,347,602
    19,600   Bank of New York Company,
               Inc. .........................       799,680
    33,400   Bank One Corp. .................     1,304,270
    13,450   BB&T Corp. .....................       485,679
    10,227   Charter One Financial, Inc. ....       277,663
     4,900   Comerica, Inc. .................       280,770
    15,698   Fifth Third Bancorp. ...........       962,758
    30,352   FleetBoston Financial Corp. ....     1,107,848

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             BANKS (CONTINUED)
     4,900   Golden West Financial Corp. ....  $    288,365
     6,800   Huntington Bancshares, Inc. ....       116,892
    55,800   J.P. Morgan Chase & Company.....     2,028,330
    11,600   KeyCorp. .......................       282,344
    13,600   Mellon Financial Corp. .........       511,632
    17,950   National City Corp. ............       524,858
     5,600   Northern Trust Corp. ...........       337,232
     8,550   PNC Financial Services Group....       480,510
     5,500   Regions Financial Corp. ........       165,220
    13,600   SouthTrust Corp. ...............       335,512
     9,800   State Street Corp. .............       512,050
     8,200   SunTrust Banks, Inc. ...........       514,140
     8,000   Synovus Financial Corp. ........       200,400
     6,900   Union Planters Corp. ...........       311,397
    51,832   U.S. Bancorp. ..................     1,084,844
    40,250   Wachovia Corp. .................     1,262,240
    25,650   Washington Mutual, Inc. ........       838,755
    75,100   Wells Fargo & Company...........     3,263,095
     2,700   Zions Bancorporation............       141,966
                                               ------------
                                                 24,098,692
                                               ------------
             BROADCAST SERVICES/MEDIA -- 1.95%
   127,850   AOL Time Warner, Inc.(c)........     4,103,985
       100   Clear Channel
               Communications(c).............         5,091
    27,300   Comcast Corp. -- Class A(c).....       982,800
     7,100   Gannett Company, Inc. ..........       477,333
     5,200   McGraw-Hill Companies, Inc. ....       317,096
     1,000   Meredith Corp. .................        35,650
     6,500   Univision Communications --
               Class A(c)....................       262,990
    51,350   Viacom, Inc. -- Class B(c)......     2,267,103
    60,550   Walt Disney Company.............     1,254,596
                                               ------------
                                                  9,706,644
                                               ------------
             BUILDING MATERIALS -- 0.11%
    12,200   Masco Corp. ....................       298,900
     4,750   Vulcan Materials Company........       227,715
                                               ------------
                                                    526,615
                                               ------------
             BUSINESS SERVICES -- 0.42%
     4,100   Convergys Corp.(c)..............       153,709
     3,800   Ecolab, Inc. ...................       152,950
    12,800   First Data Corp. ...............     1,004,160
    10,500   Fiserv, Inc.(c).................       444,360

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             BUSINESS SERVICES (CONTINUED)
     4,750   Robert Half International,
               Inc.(c).......................  $    126,825
     4,600   TMP Worldwide, Inc.(a)(c).......       197,340
                                               ------------
                                                  2,079,344
                                               ------------
             CHEMICALS -- 0.65%
     6,400   Air Products and Chemicals,
               Inc. .........................       300,224
     5,100   Ashland, Inc. ..................       235,008
    13,650   Dow Chemical Company............       461,097
     2,300   Eastman Chemical Company........        89,746
    30,700   E.I. du Pont de Nemours and
               Company.......................     1,305,057
     3,100   Engelhard Corp. ................        85,808
     2,900   International Flavors &
               Fragrances, Inc. .............        86,159
     4,400   PPG Industries, Inc. ...........       227,568
     4,400   Praxair, Inc. ..................       243,100
     5,800   Rohm and Haas Company...........       200,854
                                               ------------
                                                  3,234,621
                                               ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.87%
     7,750   Apple Computer, Inc.(c).........       169,725
     2,900   Avery Dennison Corp. ...........       163,937
    50,100   Compaq Computer Corp. ..........       488,976
   140,350   Dell Computer Corp.(c)..........     3,814,713
    56,900   Hewlett-Packard Company.........     1,168,726
    50,300   International Business Machines
               Corp. ........................     6,084,288
     3,400   Lexmark International Group,
               Inc.(c).......................       200,600
    16,550   Network Appliance, Inc.(c)......       361,949
     6,600   Pitney Bowes, Inc. .............       248,226
    95,050   Sun Microsystems, Inc.(c).......     1,169,115
    40,300   Xerox Corp.(a)..................       419,926
                                               ------------
                                                 14,290,181
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 5.05%
     1,200   Autodesk, Inc. .................        44,724
    17,500   Automatic Data Processing,
               Inc. .........................     1,030,750
    14,800   BMC Software, Inc.(c)...........       242,276
   320,550   Cisco Systems, Inc.(c)..........     5,805,160
     4,950   Citrix Systems, Inc.(a)(c)......       112,167
    31,750   Computer Associates
               International, Inc. ..........     1,095,057
     5,200   Computer Sciences Corp.(c)......       254,696
    23,600   Compuware Corp.(c)..............       278,244
    12,700   Electronic Data Systems
               Corp. ........................       870,585
    65,300   EMC Corp.(c)....................       877,632

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     5,200   Intuit, Inc.(c).................  $    222,352
     3,600   Mercury Interactive Corp.(c)....       122,328
   157,600   Microsoft Corp.(c)..............    10,441,000
     2,200   NCR Corp.(c)....................        81,092
   163,350   Oracle Corp.(c).................     2,255,864
    10,700   PeopleSoft, Inc.(c).............       430,140
    13,300   Siebel Systems, Inc.(c).........       372,134
     8,400   Unisys Corp.(c).................       105,336
    11,300   VERITAS Software Corp.(a)(c)....       506,579
                                               ------------
                                                 25,148,116
                                               ------------
             CONSUMER GOODS AND SERVICES -- 5.00%
       800   Alberto-Culver Company -- Class
               B.............................        35,792
     6,600   Avon Products, Inc. ............       306,900
     9,900   Brunswick Corp. ................       215,424
    54,150   Cendant Corp.(a)(c).............     1,061,881
     4,050   Cintas Corp.(a).................       194,400
    11,750   Clorox Company..................       464,712
    15,900   Colgate-Palmolive Company.......       918,225
     8,700   Eastman Kodak Company(a)........       256,041
     3,800   Fortune Brands, Inc. ...........       150,442
   291,150   General Electric Company........    11,669,292
    29,400   Gillette Company................       981,960
    15,500   Kimberly-Clark Corp. ...........       926,900
     5,300   Leggett & Platt, Inc. ..........       121,900
     6,650   Maytag Corp. ...................       206,350
     7,700   Newell Rubbermaid, Inc. ........       212,289
     5,100   Pactiv Corp.(c).................        90,525
    69,350   Procter & Gamble Company........     5,487,666
     6,300   Sabre Holdings Corp.(c).........       266,805
     4,550   Sherwin-Williams Company........       125,125
    16,200   Unilever N.V. (ADR).............       933,282
     3,600   Whirlpool Corp. ................       263,988
                                               ------------
                                                 24,889,899
                                               ------------
             DISTRIBUTOR -- 0.05%
     5,150   W.W. Grainger, Inc. ............       247,200
                                               ------------
             ELECTRONICS -- 0.37%
    17,950   Agilent Technologies, Inc.(c)...       511,754
    12,000   Emerson Electric Company........       685,200
     4,950   Molex, Inc. ....................       153,203
     9,700   Sanmina-SCI Corp.(c)............       193,030

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             ELECTRONICS (CONTINUED)
    18,500   Solectron Corp.(a)(c)...........  $    208,680
     4,300   Tektronix, Inc.(c)..............       110,854
                                               ------------
                                                  1,862,721
                                               ------------
             ENGINEERING -- 0.02%
     2,600   Fluor Corp. ....................        97,240
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 0.14%
     7,200   Allied Waste Industries,
               Inc.(c).......................       101,232
    18,100   Waste Management, Inc. .........       577,571
                                               ------------
                                                    678,803
                                               ------------
             FINANCIAL SERVICES -- 4.80%
    38,200   American Express Company........     1,363,358
     4,400   Bear Stearns Companies, Inc. ...       258,016
     8,100   Capital One Financial Corp. ....       436,995
   147,999   Citigroup, Inc. ................     7,470,989
    13,800   Concord EFS, Inc.(a)(c).........       452,364
     5,650   Deluxe Corp. ...................       234,927
     3,300   Equifax, Inc. ..................        79,695
    53,400   Fannie Mae......................     4,245,300
     7,300   Franklin Resources, Inc. .......       257,471
    38,300   Freddie Mac.....................     2,504,820
    10,500   H & R Block, Inc. ..............       469,350
    20,000   Household International,
               Inc. .........................     1,158,800
     7,100   Lehman Brothers Holdings,
               Inc. .........................       474,280
    24,900   MBNA Corp. .....................       876,480
    36,500   Merrill Lynch & Company,
               Inc.(a).......................     1,902,380
     7,800   Moody's Corp. ..................       310,908
    39,450   Schwab (Charles) Corp. .........       610,292
     6,450   Stilwell Financial, Inc. .......       175,569
     6,700   T. Rowe Price Group, Inc. ......       232,691
     4,600   USA Education, Inc. ............       386,492
                                               ------------
                                                 23,901,177
                                               ------------
             FOOD AND BEVERAGE -- 2.98%
     1,400   Adolph Coors Company............        74,760
    11,900   Albertson's, Inc. ..............       374,731
    25,100   Anheuser-Busch Companies,
               Inc. .........................     1,134,771
    18,200   Archer-Daniels-Midland Company..       261,170
     1,100   Brown-Forman Corp. -- Class B...        68,860
    12,250   Campbell Soup Company...........       365,907
    73,150   Coca-Cola Company...............     3,449,023
    10,600   Coca-Cola Enterprises, Inc. ....       200,764
    15,250   ConAgra Foods, Inc. ............       362,492
     8,450   General Mills, Inc. ............       439,484

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             FOOD AND BEVERAGE (CONTINUED)
     2,500   Hershey Foods Corp. ............  $    169,250
     5,700   H.J. Heinz Company..............       234,384
    23,600   Kellogg Company.................       710,360
     8,600   Pepsi Bottling Group, Inc. .....       202,100
    50,600   PepsiCo, Inc. ..................     2,463,714
    63,650   Philip Morris Companies,
               Inc. .........................     2,918,353
    22,700   Sara Lee Corp. .................       504,621
    19,100   SYSCO Corp. ....................       500,802
     5,150   UST, Inc. ......................       180,250
     4,800   Wm. Wrigley Jr. Company.........       246,576
                                               ------------
                                                 14,862,372
                                               ------------
             INSURANCE -- 3.02%
     4,600   Aetna, Inc.(c)..................       151,754
    29,100   AFLAC, Inc. ....................       714,696
    21,200   Allstate Corp. .................       714,440
     2,900   Ambac Financial Group, Inc. ....       167,794
    76,203   American International Group,
               Inc. .........................     6,050,518
     5,400   Aon Corp. ......................       191,808
     6,500   Chubb Corp. ....................       448,500
     4,450   CIGNA Corp. ....................       412,292
     6,100   Cincinnati Financial Corp. .....       232,715
     3,950   Hartford Financial Services
               Group, Inc. ..................       248,178
     4,650   Jefferson-Pilot Corp. ..........       215,155
    14,850   John Hancock Financial Services,
               Inc. .........................       613,305
     5,300   Lincoln National Corp. .........       257,421
     5,550   Loews Corp. ....................       307,359
     8,050   Marsh & McLennan Companies,
               Inc. .........................       864,973
     9,000   MBIA, Inc. .....................       482,670
    30,550   MetLife, Inc.(a)................       967,824
     3,100   MGIC Investment Corp. ..........       191,332
     4,200   Progressive Corp. ..............       627,060
     7,300   SAFECO Corp. ...................       227,395
     5,800   St. Paul Companies, Inc. .......       255,026
     3,500   Torchmark Corp. ................       137,655
     7,350   UnumProvident Corp. ............       194,849
     4,000   XL Capital, Ltd. -- Class A.....       365,440
                                               ------------
                                                 15,040,159
                                               ------------
             INTERNET SERVICES -- 0.05%
    15,400   Yahoo!, Inc.(a)(c)..............       273,196
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             LEISURE AND RECREATION -- 0.32%
    32,450   Carnival Corp. .................  $    911,196
     3,300   Harrah's Entertainment,
               Inc.(c).......................       122,133
     8,000   Hilton Hotels Corp. ............        87,360
     6,200   Marriott International, Inc. --
               Class A.......................       252,030
     7,100   Starwood Hotels & Resorts
               Worldwide, Inc. ..............       211,935
                                               ------------
                                                  1,584,654
                                               ------------
             MACHINERY AND OTHER PRODUCTS -- 0.12%
     5,200   Caterpillar, Inc.(a)............       271,700
     3,650   Dover Corp. ....................       135,305
     4,200   Ingersoll-Rand Company..........       175,602
                                               ------------
                                                    582,607
                                               ------------
             MANUFACTURING -- 1.37%
       900   Ball Corp. .....................        63,630
     1,400   Bemis Company, Inc. ............        68,852
     2,600   Cooper Industries, Inc. ........        90,792
     2,000   Crane Company...................        51,280
     3,600   Danaher Corp.(a)................       217,116
     3,450   Eaton Corp. ....................       256,714
    12,800   Honeywell International,
               Inc. .........................       432,896
     8,400   Illinois Tool Works, Inc. ......       568,848
     2,400   ITT Industries, Inc. ...........       121,200
    11,450   Minnesota Mining and
               Manufacturing Company.........     1,353,505
     3,000   Parker-Hannifin Corp. ..........       137,730
     3,800   Textron, Inc. ..................       157,548
    55,950   Tyco International, Ltd. .......     3,295,455
                                               ------------
                                                  6,815,566
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 0.69%
    15,200   HCA, Inc. ......................       585,808
     7,500   Health Management Associates,
               Inc.(c).......................       138,000
    15,800   HEALTHSOUTH Corp.(c)............       234,156
     4,300   Humana, Inc.(c).................        50,697
     2,600   Manor Care, Inc.(c).............        61,646
     7,000   McKesson, Inc. .................       261,800
     9,600   Tenet Healthcare Corp.(c).......       563,712
    17,250   UnitedHealth Group, Inc. .......     1,220,783
     2,650   Wellpoint Health Networks,
               Inc.(c).......................       309,653
                                               ------------
                                                  3,426,255
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             MEDICAL EQUIPMENT AND SUPPLIES -- 2.02%
     3,050   Bausch & Lomb, Inc. ............  $    114,863
     9,350   Baxter International, Inc. .....       501,440
     6,800   Becton, Dickinson & Company.....       225,420
    11,925   Biomet, Inc. ...................       368,482
     9,600   Boston Scientific Corp.(c)......       231,552
     1,400   C.R. Bard, Inc. ................        90,300
     6,050   Genzyme Corp.(c)................       362,153
     8,400   Guidant Corp.(c)................       418,320
    87,834   Johnson & Johnson...............     5,190,989
    34,700   Medtronic, Inc. ................     1,776,987
     4,000   St. Jude Medical, Inc.(c).......       310,600
     5,400   Stryker Corp. ..................       315,198
     5,540   Zimmer Holdings, Inc.(c)........       169,192
                                               ------------
                                                 10,075,496
                                               ------------
             METALS AND MINING  -- 0.34%
    13,000   Alcan, Inc. ....................       467,090
    13,800   Alcoa, Inc. ....................       490,590
    11,137   Barrick Gold Corp.(a)...........       177,635
    11,250   Freeport-McMoRan Copper & Gold,
               Inc. -- Class B(a)(c).........       150,637
     4,100   Inco, Ltd.(c)...................        69,454
     5,250   Newmont Mining Corp.(a).........       100,328
     2,650   Nucor Corp. ....................       140,344
     8,100   Placer Dome, Inc. ..............        88,371
                                               ------------
                                                  1,684,449
                                               ------------
             MOTOR VEHICLES -- 0.48%
    53,250   Ford Motor Company..............       837,090
    16,050   General Motors Corp. ...........       780,030
     8,700   Harley-Davidson, Inc.(a)........       472,497
     3,300   Navistar International Corp. ...       130,350
     3,100   PACCAR, Inc. ...................       203,422
                                               ------------
                                                  2,423,389
                                               ------------
             OIL, COAL AND GAS -- 3.47%
     1,450   Amerada Hess Corp. .............        90,625
     7,300   Anadarko Petroleum Corp. .......       415,005
    12,200   Baker Hughes, Inc. .............       444,934
     6,450   Burlington Resources, Inc. .....       242,133
    31,104   ChevronTexaco Corp. ............     2,787,229
    18,800   Conoco, Inc. ...................       532,040
     4,800   Devon Energy Corp.(a)...........       185,520
     1,700   EOG Resources, Inc.(a)..........        66,487
   202,450   Exxon Mobil Corp. ..............     7,956,285
     3,450   Noble Drilling Corp.(a)(c)......       117,438

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             OIL, COAL AND GAS (CONTINUED)
    16,100   Occidental Petroleum Corp. .....  $    427,133
    16,260   Phillips Petroleum Company......       979,828
     3,300   Rowan Companies, Inc.(c)........        63,921
    36,750   Royal Dutch Petroleum Company...     1,801,485
     3,300   Sunoco, Inc. ...................       123,222
     8,200   Transocean Sedco Forex, Inc. ...       277,324
     6,650   Unocal Corp. ...................       239,866
    17,150   USX-Marathon Group..............       514,500
                                               ------------
                                                 17,264,975
                                               ------------
             OIL AND GAS: PIPELINES -- 0.15%
     8,186   El Paso Corp. ..................       365,177
     3,200   Kinder Morgan, Inc. ............       178,208
     8,000   Williams Companies, Inc. .......       204,160
                                               ------------
                                                    747,545
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.32%
     1,600   Boise Cascade Corp. ............        54,416
     6,600   Georgia-Pacific Corp.(a)........       182,226
    13,850   International Paper Company.....       558,847
     3,000   Mead Corp. .....................        92,670
     1,600   Temple-Inland, Inc. ............        90,768
     6,300   Weyerhaeuser Company............       340,704
     5,050   Willamette Industries, Inc. ....       263,206
                                               ------------
                                                  1,582,837
                                               ------------
             PHARMACEUTICALS -- 3.56%
    45,200   Abbott Laboratories.............     2,519,900
     3,800   Allergan, Inc. .................       285,190
     3,150   AmerisourceBergen Corp. ........       200,182
     7,300   Cardinal Health, Inc. ..........       472,018
    32,200   Eli Lilly & Company.............     2,528,988
     4,900   Forest Laboratories, Inc.(c)....       401,555
     6,000   King Pharmaceuticals, Inc.(c)...       252,780
    36,200   Merck & Company, Inc. ..........     2,128,560
   184,050   Pfizer, Inc. ...................     7,334,393
    37,750   Pharmacia Corp. ................     1,610,038
                                               ------------
                                                 17,733,604
                                               ------------
             PUBLISHING -- 0.14%
     2,100   Dow Jones & Company, Inc.(a)....       114,933
     4,300   New York Times Company -- Class
               A.............................       185,975
     3,100   R.R. Donnelley & Sons Company...        92,039
     8,250   Tribune Company.................       308,798
                                               ------------
                                                    701,745
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS -- 0.12%
    12,400   Equity Office Properties
               Trust.........................  $    372,992
     7,300   Equity Residential Properties
               Trust.........................       209,583
                                               ------------
                                                    582,575
                                               ------------
             RESEARCH AND DEVELOPMENT -- 0.67%
    30,400   Amgen, Inc.(c)..................     1,715,776
     6,050   Biogen, Inc.(c).................       346,967
     4,700   Chiron Corp.(c).................       206,048
    23,450   Immunex Corp.(c)................       649,799
     8,950   MedImmune, Inc.(c)..............       414,833
                                               ------------
                                                  3,333,423
                                               ------------
             RETAIL -- 4.77%
     8,200   Bed Bath & Beyond, Inc.(c)......       277,980
    11,450   Best Buy Company, Inc.(c).......       852,796
     8,200   Circuit City Stores -- Circuit
               City Group(a).................       212,790
    13,100   Costco Wholesale Corp.(c).......       581,378
     6,450   Dillard's, Inc. -- Class A......       103,200
     5,000   Family Dollar Stores, Inc. .....       149,900
    10,050   Federated Department Stores,
               Inc.(c).......................       411,045
   125,600   Home Depot, Inc. ...............     6,406,856
    15,050   J.C. Penney Company, Inc.(a)....       404,845
     9,800   Kohl's Corp.(c).................       690,312
    42,550   Lowe's Companies, Inc. .........     1,974,745
     8,200   May Department Stores Company...       303,236
     8,000   Nike, Inc. -- Class B...........       449,920
     6,750   Nordstrom, Inc. ................       136,553
    19,500   Office Depot, Inc.(c)...........       361,530
     6,100   RadioShack Corp. ...............       183,610
     1,200   Reebok International,
               Ltd.(a)(c)....................        31,800
     9,500   Sears, Roebuck & Company........       452,580
    13,950   Staples, Inc.(c)................       260,865
    15,650   Target Corp. ...................       642,433
    24,400   The Gap, Inc. ..................       340,136
     9,100   The Limited, Inc. ..............       133,952
     7,200   TJX Companies, Inc. ............       286,992
    16,350   Walgreen Company................       550,341
   130,900   Wal-Mart Stores, Inc. ..........     7,533,295
                                               ------------
                                                 23,733,090
                                               ------------
             RETAIL: RESTAURANTS -- 0.34%
     3,600   Darden Restaurants, Inc. .......       127,440
    37,350   McDonald's Corp. ...............       988,655

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             RETAIL: RESTAURANTS (CONTINUED)
    13,800   Starbucks Corp.(c)..............  $    262,890
     3,200   Tricon Global Restaurants,
               Inc.(c).......................       157,440
     4,900   Wendy's International, Inc. ....       142,933
                                               ------------
                                                  1,679,358
                                               ------------
             RETAIL: SUPERMARKETS -- 0.11%
     8,050   Safeway, Inc.(c)................       336,088
     9,700   SUPERVALU, Inc. ................       214,564
                                               ------------
                                                    550,652
                                               ------------
             RUBBER PRODUCTS -- 0.06%
    11,350   Cooper Tire & Rubber Company....       181,146
     4,500   Goodyear Tire & Rubber Company..       107,145
                                               ------------
                                                    288,291
                                               ------------
             SCIENTIFIC INSTRUMENTS -- 0.08%
     6,500   Applera Corp. -- Applied
               Biosystems Group..............       255,255
     6,300   Thermo Electron Corp. ..........       150,318
                                               ------------
                                                    405,573
                                               ------------
             SEMICONDUCTORS -- 2.37%
     9,150   Advanced Micro Devices,
               Inc.(c).......................       145,119
     6,800   Altera Corp.(c).................       144,296
    10,100   Analog Devices, Inc.(c).........       448,339
     7,550   Broadcom Corp. -- Class A(c)....       308,568
   195,650   Intel Corp. ....................     6,153,192
     4,150   KLA-Tencor Corp.(a)(c)..........       205,674
    17,600   Linear Technology Corp. ........       687,104
     6,350   LSI Logic Corp.(a)(c)...........       100,203
    16,750   Maxim Integrated Products,
               Inc.(c).......................       879,543
     8,000   National Semiconductor
               Corp.(c)......................       246,320
     3,950   NVIDIA Corp.(a)(c)..............       264,255
     7,700   PMC-Sierra, Inc.(c).............       163,702
     3,000   Qlogic Corp.(a)(c)..............       133,530
     5,650   Teradyne, Inc.(c)...............       170,291
    50,350   Texas Instruments, Inc. ........     1,409,800
     8,350   Xilinx, Inc.(c).................       326,068
                                               ------------
                                                 11,786,004
                                               ------------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 3.30%
    16,500   ALLTEL Corp. ...................     1,018,545
       300   Andrew Corp.(c).................         6,567
   150,000   AT&T Corp. .....................     2,721,000
    72,767   AT&T Wireless Services,
               Inc.(a)(c)....................     1,045,662
    54,050   BellSouth Corp. ................     2,062,007

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND SERVICES
             (CONTINUED)
     3,200   CenturyTel, Inc. ...............  $    104,960
     4,800   Comverse Technology, Inc.(c)....       107,376
    27,400   Corning, Inc. ..................       244,408
    36,600   JDS Uniphase Corp.(c)...........       319,518
    54,400   Lucent Technologies, Inc.(a)....       342,176
    63,950   Motorola, Inc. .................       960,529
    49,950   Nortel Networks Corp.(a)........       374,625
    12,200   QUALCOMM, Inc.(c)...............       616,100
    98,200   SBC Communications, Inc. .......     3,846,494
     5,450   Scientific-Atlanta, Inc. .......       130,473
    15,300   Sprint Corp. (PCS Group)(a)(c)..       373,473
     7,550   Tellabs, Inc.(c)................       112,948
    43,150   Verizon Communications, Inc. ...     2,047,899
                                               ------------
                                                 16,434,760
                                               ------------
             TOOLS -- 0.04%
     1,900   Black & Decker Corp. ...........        71,687
     1,300   Snap-on, Inc. ..................        43,758
     2,250   Stanley Works...................       104,783
                                               ------------
                                                    220,228
                                               ------------
             TOYS -- 0.06%
     7,200   Hasbro, Inc. ...................       116,856
    11,800   Mattel, Inc. ...................       202,960
                                               ------------
                                                    319,816
                                               ------------
             TRANSPORTATION -- 0.25%
    14,400   Burlington Northern Santa Fe
               Corp. ........................       410,832
     5,800   CSX Corp. ......................       203,290
    11,950   Norfolk Southern Corp. .........       219,044
     7,100   Union Pacific Corp.(a)..........       404,700
                                               ------------
                                                  1,237,866
                                               ------------
             TRANSPORTATION: FREIGHT -- 0.07%
     7,000   FedEx Corp.(c)..................       363,160
                                               ------------
             UTILITIES -- 1.79%
     5,000   Allegheny Energy, Inc. .........       181,100
     4,300   Ameren Corp. ...................       181,890
     9,240   American Electric Power Company,
               Inc. .........................       402,217
     7,200   Cinergy Corp. ..................       240,696
     8,100   CMS Energy Corp. ...............       194,643
     6,500   Consolidated Edison, Inc. ......       262,340
     4,750   Constellation Energy Group,
               Inc. .........................       126,112
     4,400   DTE Energy Company..............       184,536

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             UTILITIES (CONTINUED)
    10,300   Dominion Resources, Inc. .......  $    619,030
    22,650   Duke Energy Corp. ..............       889,239
     8,400   Entergy Corp. ..................       328,524
     9,400   Exelon Corp. ...................       450,072
    15,400   FirstEnergy Corp. ..............       538,692
     4,850   FPL Group, Inc. ................       273,540
     5,250   KeySpan Corp. ..................       181,912
    15,827   Mirant Corp.(c).................       253,549
     3,700   Niagara Mohawk Holdings,
               Inc.(a)(c)....................        65,601
     2,200   NICOR, Inc. ....................        91,608
     5,700   NiSource, Inc. .................       131,442
     1,050   Peoples Energy Corp. ...........        39,827
    11,500   PG&E Corp. .....................       221,260
     4,000   Pinnacle West Capital Corp. ....       167,400
     6,600   PPL Corp. ......................       230,010
    11,900   Progress Energy, Inc. ..........       535,857
     3,800   Progress Energy,
               Inc. -- CVO(c)................            --
     5,700   Public Service Enterprise Group,
               Inc. .........................       240,483
     8,400   Reliant Energy, Inc. ...........       222,768
     9,500   Sempra Energy...................       233,225
    20,450   Southern Company................       518,408
     4,450   TECO Energy, Inc. ..............       116,768
     7,400   TXU Corp. ......................       348,910
    15,550   Xcel Energy, Inc. ..............       431,357
                                               ------------
                                                  8,903,016
                                               ------------
             TOTAL COMMON STOCK
             (Cost $303,924,651).............   302,309,439
                                               ------------
PRINCIPAL
---------
             CORPORATE BONDS AND NOTES -- 13.47%
             AEROSPACE -- 0.50%
$  970,000   Lockheed Martin Corp., 8.20%,
               12/01/09......................     1,091,471
   375,000   Northrop Grumman Corp., 7.125%,
               02/15/11......................       391,488
   425,000   Raytheon Company, 8.20%,
               03/01/06......................       460,668
   550,000   United Technologies Corp.,
               6.35%, 03/01/11...............       559,374
                                               ------------
                                                  2,503,001
                                               ------------
             AUTOMOTIVE -- 0.12%
   600,000   DaimlerChrysler NA Holding,
               7.20%, 09/01/09...............       599,671
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             AUTOMOTIVE PARTS AND EQUIPMENT -- 0.12%
$  100,000   Collins & Aikman Products --
               144A, 10.75%, 12/31/11........  $    100,250
   500,000   Lear Corp., Series B, 8.11%,
               05/15/09......................       505,829
                                               ------------
                                                    606,079
                                               ------------
             BANKS -- 0.57%
 1,020,000   Bank One Corp., 6.50%,
               02/01/06......................     1,065,973
   700,000   Barclays Bank PLC -- 144A,
               8.55%, 09/15/49...............       780,074
   260,000   Wachovia Corp., 7.70%,
               02/15/05......................       281,414
   715,000   Wachovia Corp., 4.95%,
               11/01/06......................       702,016
                                               ------------
                                                  2,829,477
                                               ------------
             BROADCAST SERVICES/MEDIA -- 1.14%
   500,000   Adelphia Communications Corp.,
               10.875%, 10/01/10(a)..........       510,625
   500,000   AOL Time Warner, Inc., 7.625%,
               04/15/31......................       528,886
   500,000   Charter Communications Holdings
               LLC, 8.625%, 04/01/09.........       481,250
 1,000,000   Comcast Cable Communications,
               Inc., 6.875%, 06/15/09........     1,010,846
   600,000   CSC Holdings, Inc., Series B,
               8.125%, 07/15/09..............       616,678
    75,000   Echostar DBS Corp. -- 144A,
               9.125%, 01/15/09..............        75,188
   500,000   Echostar DBS Corp., 9.375%,
               02/01/09......................       515,000
 1,000,000   Time Warner, Inc., 9.125%,
               01/15/13......................     1,185,315
   730,000   Viacom, Inc., 6.625%,
               05/15/11......................       742,115
                                               ------------
                                                  5,665,903
                                               ------------
             BUILDING AND CONSTRUCTION -- 0.22%
   600,000   D.R. Horton, Inc., 8.00%,
               02/01/09......................       594,000
   500,000   Ryland Group, 8.00%, 08/15/06...       502,500
                                               ------------
                                                  1,096,500
                                               ------------
             CHEMICALS -- 0.17%
   325,000   Dow Chemical Company, 5.75%,
               12/15/08......................       324,739
   500,000   Lyondell Chemical Company,
               Series B, 9.875%, 05/01/07....       502,500
                                               ------------
                                                    827,239
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.10%
   500,000   Unisys Corp., 8.125%,
               06/01/06......................       497,500
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             CONSUMER GOODS AND SERVICES -- 0.11%
$  500,000   Stone Container Corp., 9.75%,
               02/01/11......................  $    531,250
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 0.10%
   500,000   Allied Waste North America,
               Series B, 7.875%, 01/01/09....       490,000
                                               ------------
             FINANCE -- 1.68%
   900,000   Ford Motor Credit Company,
               6.875%, 02/01/06..............       901,296
 2,000,000   Ford Motor Credit Company,
               7.375%, 10/28/09..............     1,969,834
   300,000   Ford Motor Credit Company,
               7.875%, 06/15/10..............       304,246
 1,000,000   General Motors Acceptance Corp.,
               6.75%, 01/15/06...............     1,016,466
 1,540,000   General Motors Acceptance Corp.,
               6.875%, 09/15/11..............     1,508,521
   555,000   Lehman Brothers Holdings, 6.25%,
               05/15/06......................       568,533
 2,000,000   Verizon Global Funding Corp.,
               6.75%, 12/01/05(a)............     2,108,880
                                               ------------
                                                  8,377,776
                                               ------------
             FOOD AND BEVERAGE -- 0.27%
   400,000   Kellogg Company, Series B,
               6.60%, 04/01/11...............       411,100
   530,000   Kraft Foods, Inc., 5.625%,
               11/01/11......................       513,999
   400,000   Unilever Capital Corp., 7.125%,
               11/01/10......................       432,374
                                               ------------
                                                  1,357,473
                                               ------------
             INSURANCE -- 0.30%
   475,000   Allstate Corp., 7.20%,
               12/01/09......................       502,926
   400,000   Metlife, Inc., 6.125%,
               12/01/11......................       396,442
   550,000   Prudential Financial, 8.30%,
               07/01/25......................       582,978
                                               ------------
                                                  1,482,346
                                               ------------
             LEISURE AND RECREATION -- 0.02%
   100,000   Argosy Gaming Company, 10.75%,
               06/01/09......................       109,875
                                               ------------
             MANUFACTURING -- 0.32%
   600,000   American Standard, Inc., 7.375%,
               02/01/08......................       606,000
 1,000,000   Tyco International Group SA,
               6.375%, 10/15/11..............       976,928
                                               ------------
                                                  1,582,928
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MEDICAL AND OTHER HEALTH SERVICES -- 0.12%
$  500,000   Healthsouth Corp., 10.75%,
               10/01/08......................  $    550,000
    70,000   United Surgical
               Partners -- 144A, 10.00%,
               12/15/11......................        68,950
                                               ------------
                                                    618,950
                                               ------------
             METALS AND MINING -- 0.18%
   500,000   AK Steel Corp., 9.125%,
               12/15/06(a)...................       511,250
   350,000   Alcoa, Inc., 6.50%, 06/01/11....       361,300
                                               ------------
                                                    872,550
                                               ------------
             OIL, COAL & GAS -- 0.61%
   300,000   AmeriGas Partners LP, 8.875%,
               05/20/11......................       309,000
   260,000   Chesapeake Energy Corp., 8.125%,
               04/01/11......................       252,200
   350,000   Coastal Corp., 7.75%,
               06/15/10......................       356,539
 1,020,000   Conoco Funding Company, 7.25%,
               10/15/31(a)...................     1,076,710
   500,000   Pogo Producing Corp., Series B,
               10.375%, 02/15/09.............       540,000
   500,000   Vintage Petroleum, 7.875%,
               05/15/11......................       490,000
                                               ------------
                                                  3,024,449
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.26%
   500,000   Norske Skog Canada -- 144A,
               8.625%, 06/15/11..............       518,750
   300,000   Tembec Industries, Inc., 8.625%,
               06/30/09......................       312,000
   480,000   Weyerhaeuser Company, 6.00%,
               08/01/06......................       481,688
                                               ------------
                                                  1,312,438
                                               ------------
             PRIVATE ASSET BACKED: BANKS -- 1.04%
 1,825,164   First Union National
               Bank -- Bank of America,
               Series 01-C1, Class A1, 5.71%,
               03/15/33......................     1,829,074
 1,668,557   Provident Bank Equipment Lease
               Trust, Series 00-1A, Class C,
               Floating Rate, 2.96%(+),
               11/25/11......................     1,675,138
 1,671,671   Washington Mutual, Inc., Series
               00-A1, Class A1, Floating
               Rate, 2.22%(+), 06/25/24......     1,673,778
                                               ------------
                                                  5,177,990
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: FINANCE -- 0.93%
$1,977,918   Fannie Mae, Series 00-40, Class
               F, Floating Rate, 2.43%(+),
               12/25/22......................  $  1,979,805
 2,631,060   Medallion Trust, Series 00-1G,
               Class A1, Floating Rate,
               2.66%(+), 07/12/31............     2,630,244
                                               ------------
                                                  4,610,049
                                               ------------
             PRIVATE ASSET BACKED: MORTGAGE AND HOME
               EQUITY -- 1.65%
   392,586   Bear Stearns Commercial Mortgage
               Securities, Series 01, Class
               A1,
               6.08%, 02/15/35...............       399,320
 1,821,008   GMAC Commercial Mortgage
               Securities, Inc., Series
               01-C1,
               5.99%, 04/15/34...............     1,839,218
 4,293,310   LB-UBS Commercial Mortgage
               Trust, Series 01-C2, Class A1,
               6.27%, 06/15/20...............     4,421,139
 1,515,458   PNC Mortgage Acceptance Corp.,
               Series 01-C1, Class A1, 5.91%,
               03/12/34......................     1,529,536
                                               ------------
                                                  8,189,213
                                               ------------
             PRIVATE ASSET BACKED: UTILITIES -- 0.44%
 2,000,000   Peco Energy Transition Trust,
               Series 00-A, Class A4, 7.65%,
               03/01/10......................     2,212,782
                                               ------------
             REAL ESTATE -- 0.10%
   500,000   EOP Operating LP, 7.00%,
               07/15/11......................       503,407
                                               ------------
             REAL ESTATE INVESTMENT TRUST -- 0.10%
   500,000   Felcor Lodging LP, 9.50%,
               09/15/08......................       501,250
                                               ------------
             RETAIL -- 0.16%
   500,000   K-Mart Corp., 9.375%,
               02/01/06(a)...................       413,441
   400,000   Sears Roebuck Acceptance Corp.,
               6.75%, 08/15/11(a)............       399,000
                                               ------------
                                                    812,441
                                               ------------
             RETAIL: RESTAURANT -- 0.12%
   535,000   Tricon Global Restaurants, Inc.,
               8.875%, 04/15/11..............       571,113
                                               ------------
             SPECIAL PURPOSE ENTITY -- 0.01%
    70,000   IPC Acquisition Corp. -- 144A,
               11.50%, 12/15/09..............        70,000
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 1.27%
$  875,000   AT&T Corp. -- 144A, 7.30%,
               11/15/11......................  $    896,371
   450,000   AT&T Corp. -- 144A, 8.00%,
               11/15/31......................       470,955
   175,000   Deutsche Telekom, 8.00%,
               06/15/10......................       191,518
   900,000   Dominion Resources, Inc., Series
               B, 7.625%, 07/15/05...........       959,548
 1,020,000   Sprint Capital Corp., 5.875%,
               05/01/04......................     1,044,222
   570,000   Qwest Corp., 7.20%, 11/01/04....       581,471
 1,000,000   Vodafone Group PLC, 7.75%,
               02/15/10......................     1,098,296
 1,020,000   WorldCom, Inc., 8.00%,
               05/15/06......................     1,085,769
                                               ------------
                                                  6,328,150
                                               ------------
             TRANSPORTATION -- 0.10%
   270,000   Burlington North Santa Fe Corp.,
               7.95%, 08/15/30...............       300,551
   200,000   Norfolk Southern Corp., 7.05%,
               05/01/37......................       212,325
                                               ------------
                                                    512,876
                                               ------------
             UTILITIES -- 0.64%
   600,000   AES Corp., 9.50%, 06/01/09(a)...       546,000
   500,000   Calpine Corp., 8.50%,
               02/15/11(a)...................       454,984
   500,000   CMS Energy Corp., 9.875%,
               10/15/07......................       530,393
   625,000   DTE Energy Corp., 6.45%,
               06/01/06......................       641,478
 1,020,000   Exelon Generation Company
               LLC -- 144A, 6.95%,
               06/15/11......................     1,034,258
                                               ------------
                                                  3,207,113
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost $66,829,690)..............    67,081,789
                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 3.40%
 2,590,000   Buoni Poliennali Del Tes, 5.00%,
               06/15/03(d)...................     2,355,015
   732,689   Federative Republic of Brazil,
               8.00%, 04/15/14...............       557,759
 4,260,000   Government of Canada, 6.00%,
               06/01/11(e)...................     2,792,831
 1,900,000   New Zealand Government, Series
               1111, 6.00%, 11/15/11(f)......       744,211
   622,326   Republic of Colombia, 9.75%,
               04/09/11......................       651,887
   382,000   Republic of Colombia, 10.00%,
               01/23/12......................       377,225

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$  472,000   Republic of Panama, 8.25%,
               04/22/08......................  $    468,460
   538,000   Republic of Panama, 9.625%,
               02/08/11......................       548,760
   300,000   Republic of Peru, 4.00%,
               03/07/17......................       213,533
   170,000   Republic of Philippines, 9.875%,
               01/15/19......................       160,650
   200,000   Republic of Philippines, 9.50%,
               10/21/24......................       208,000
 4,025,000   United Kingdom Treasury, 6.75%,
               11/26/04(g)...................     6,136,390
   250,000   United Mexican States, 9.875%,
               02/01/10......................       277,000
   250,000   United Mexican States, 11.375%,
               09/15/16......................       308,250
 1,132,000   United Mexican States, 8.125%,
               12/30/19......................     1,102,568
                                               ------------
             TOTAL FOREIGN OBLIGATIONS
             (Cost $16,944,261)..............    16,902,539
                                               ------------
             US GOVERNMENT SECURITIES -- 4.63%
             US TREASURY BONDS -- 3.46%
   800,000   9.25%, 02/15/16.................     1,081,750
 6,345,000   8.50%, 02/15/20(a)..............     8,301,538
 2,010,000   8.00%, 11/15/21.................     2,543,514
 4,090,000   6.25%, 08/15/23(a)..............     4,329,649
   900,000   6.125%, 11/15/27................       946,723
                                               ------------
                                                 17,203,174
                                               ------------
             US TREASURY STRIPS -- 1.17%
 9,850,000   0.00%, 05/15/17.................     3,934,376
 6,250,000   0.00%, 05/15/21.................     1,915,681
                                               ------------
                                                  5,850,057
                                               ------------
             TOTAL US GOVERNMENT SECURITIES
             (Cost $22,888,455)..............    23,053,231
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 17.89%
             FANNIE MAE -- 16.45%
 1,100,000   5.50%, 03/15/11.................     1,081,012
 1,730,000   6.625%, 11/15/30................     1,809,924
 2,150,000   PL# 535675, 7.00%, 01/01/16.....     2,226,241
   150,000   PL# 575334, 6.00%, 04/01/16.....       150,275
   823,825   PL# 579234, 6.00%, 04/01/16.....       825,334
   383,621   PL# 253845, 6.00%, 06/01/16.....       384,324
   731,604   PL# 582644, 6.00%, 06/01/16.....       732,943
   533,205   PL# 581853, 6.00%, 07/01/16.....       534,181
   595,791   PL# 590778, 6.00%, 07/01/16.....       596,882
   428,625   PL# 592659, 6.00%, 07/01/16.....       429,411

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$  531,405   PL# 594917, 6.00%, 07/01/16.....  $    532,378
   404,135   PL# 595972, 6.00%, 07/01/16.....       404,875
    35,911   PL# 596354, 6.00%, 07/01/16.....        35,977
   636,933   PL# 598252, 6.00%, 07/01/16.....       638,099
   424,932   PL# 586105, 6.00%, 08/01/16.....       425,710
    52,333   PL# 599389, 6.00%, 08/01/16.....        52,429
   366,181   PL# 545276, 5.50%, 09/01/16.....       360,084
    29,199   PL# 580166, 6.00%, 09/01/16.....        29,253
   394,966   PL# 595905, 6.00%, 09/01/16.....       395,689
   426,074   PL# 597668, 6.00%, 09/01/16.....       426,855
 1,000,099   PL# 604091, 6.00%, 09/01/16.....     1,001,930
   379,438   PL# 608779, 6.00%, 09/01/16.....       380,133
   393,146   PL# 612310, 6.00%, 09/01/16.....       393,866
    41,322   PL# 618559, 6.00%, 09/01/16.....        41,398
   583,859   PL# 598314, 6.00%, 10/01/16.....       584,928
   297,934   PL# 598913, 6.00%, 10/01/16.....       298,480
   227,173   PL# 602186, 6.00%, 10/01/16.....       227,589
 1,800,080   PL# 605966, 6.00%, 10/01/16.....     1,803,376
    32,775   PL# 610092, 6.00%, 10/01/16.....        32,836
   803,718   PL# 612011, 6.00%, 10/01/16.....       805,189
   260,808   PL# 612293, 6.00%, 10/01/16.....       261,286
   935,475   PL# 612678, 6.00%, 10/01/16.....       937,188
   633,918   PL# 604229, 5.50%, 11/01/16.....       623,362
   300,001   PL# 607839, 6.00%, 11/01/16.....       300,550
 1,260,252   PL# 612359, 5.50%, 11/01/16.....     1,239,267
 1,000,000   PL# 593484, 5.50%, 12/01/16.....       983,349
   376,488   PL# 601942, 6.00%, 12/01/16.....       377,177
 2,876,998   PL# 610825, 6.00%, 12/01/16*....     2,882,266
 2,728,180   PL# 611010, 6.00%, 12/01/16*....     2,733,175
 1,000,000   PL# 611695, 5.50%, 12/01/16.....       983,349
 2,000,000   PL# 614211, 5.50%, 12/01/16.....     1,966,698
 2,000,000   PL# 614748, 5.50%, 12/01/16.....     1,966,698
 1,000,000   PL# 614843, 5.50%, 12/01/16.....       983,349
   530,000   PL# 614924, 7.00%, 12/01/16.....       548,794
   300,030   PL# 614943, 6.00%, 12/01/16.....       300,579
   170,543   PL# 616130, 6.00%, 12/01/16.....       170,855
   580,000   PL# 616459, 6.00%, 12/01/16.....       581,062
   739,749   PL# 616674, 5.50%, 12/01/16.....       727,431
 1,000,000   PL# 617109, 5.50%, 12/01/16.....       983,349
 2,000,000   PL# 618454, 5.50%, 12/01/16.....     1,966,698
 1,000,000   PL# 618999, 5.50%, 12/01/16.....       983,349
 1,000,000   PL# 619021, 5.50%, 12/01/16.....       983,349

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$1,000,000   PL# 620938, 5.50%, 12/01/16.....  $    983,349
 2,000,000   PL# 622080, 5.50%, 12/01/16.....     1,966,698
 2,000,000   PL# 612847, 5.50%, 01/01/17.....     1,966,698
 2,000,000   PL# 615179, 5.50%, 01/01/17.....     1,966,698
   190,125   PL# 617515, 6.00%, 01/01/17.....       190,473
 1,000,000   PL# 621052, 5.50%, 01/01/17.....       983,349
 1,000,000   PL# 621055, 5.50%, 01/01/17.....       983,349
   670,870   PL# 622111, 6.00%, 01/01/17.....       672,098
 1,998,639   PL# 428865, 7.00%, 06/01/28.....     2,038,404
 3,931,073   PL# 406815, 7.00%, 07/01/28.....     4,009,286
   112,662   PL# 535041, 7.00%, 12/01/29.....       114,904
   480,000   PL# 535195, 7.00%, 03/01/30.....       489,550
   902,659   PL# 534021, 7.50%, 05/01/30.....       931,713
    59,691   PL# 540754, 7.50%, 05/01/30.....        61,612
   901,320   PL# 542576, 7.50%, 08/01/30.....       930,331
    57,245   PL# 548098, 7.50%, 08/01/30.....        59,088
    58,399   PL# 549906, 7.50%, 09/01/30.....        60,279
    55,119   PL# 552549, 7.50%, 09/01/30.....        56,893
   922,906   PL# 548190, 7.50%, 10/01/30.....       952,611
    59,397   PL# 558083, 7.50%, 10/01/30.....        61,309
   897,607   PL# 253515, 7.50%, 11/01/30.....       926,498
   102,404   PL# 554545, 7.00%, 11/01/30.....       104,442
    59,827   PL# 561320, 7.50%, 11/01/30.....        61,753
    59,969   PL# 561844, 7.50%, 11/01/30.....        61,899
   761,427   PL# 559547, 7.50%, 12/01/30.....       785,935
    54,211   PL# 558384, 7.50%, 01/01/31.....        55,956
    56,441   PL# 568677, 7.50%, 01/01/31.....        58,258
    34,837   PL# 571599, 7.00%, 03/01/31.....        35,530
    54,323   PL# 572762, 7.50%, 03/01/31.....        56,071
   119,731   PL# 253842, 7.00%, 06/01/31.....       122,114
54,806....   PL# 582178, 7.50%, 06/01/31.....        56,570
   156,942   PL# 586159, 7.00%, 06/01/31.....       160,065
    42,251   PL# 545195, 7.00%, 09/01/31.....        43,092
    43,296   PL# 254008, 7.00%, 10/01/31.....        44,157
 2,784,651   PL# 606361, 7.50%, 10/01/31.....     2,874,280
 3,702,811   PL# 611635, 7.00%, 11/01/31.....     3,776,482
    39,524   PL# 613898, 7.00%, 11/01/31.....        40,310
    56,538   PL# 613903, 7.00%, 11/01/31.....        57,663
    55,441   PL# 254093, 7.00%, 12/01/31.....        56,544
   382,093   PL# 613392, 7.00%, 12/01/31.....       389,695
   121,237   PL# 616713, 7.00%, 12/01/31.....       123,649

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$  100,517   PL# 617757, 7.00%, 12/01/31.....  $    102,517
 4,000,000   PL# 622176, 7.00%, 12/01/31.....     4,079,584
 5,320,000   TBA, 6.00%, 01/01/32............     5,198,640
 2,000,000   TBA, 6.50%, 01/14/32............     2,000,000
                                               ------------
                                                 81,875,177
                                               ------------
             FREDDIE MAC -- 0.70%
 2,150,000   7.00%, 03/15/10.................     2,338,402
 1,065,000   6.875%, 09/15/10................     1,148,733
                                               ------------
                                                  3,487,135
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 0.74%
 3,680,367   PL# 3161, 6.50%, 11/20/31.......     3,681,335
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $89,450,868)...    89,043,647
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
             SECURITY -- 0.12%
             FREDDIE MAC
   600,000   1.98%, 01/15/02 (Cost
               $599,538).....................       599,538
                                               ------------
             SHORT TERM US GOVERNMENT
             SECURITY -- 0.08%
             US TREASURY BILL
   400,000   1.92%, 04/04/02(h) (Cost
               $398,016).....................       398,016
                                               ------------
  SHARES
  ------
             REGULATED INVESTMENT COMPANY -- 0.15%
   768,514   Merrimac Cash Fund -- Premium
               Class (b) (Cost $768,514).....       768,514
                                               ------------
PRINCIPAL
---------
             TIME DEPOSITS -- 2.11%
$  873,311   American Express Centurion Bank,
               1.89%, 01/22/02(b)............       873,311
 3,517,231   Bank of Nova Scotia, 2.04%,
               02/15/02(b)...................     3,517,231
 2,095,946   Bayerische HypoVereinsbank,
               1.92%, 02/05/02(b)............     2,095,946
   523,986   Bayerische HypoVereinsbank,
               1.81%, 03/18/02(b)............       523,986
   873,311   BNP Paribas, 1.84%,
               01/09/02(b)...................       873,311
 1,047,974   Credit Agricole Indosuez, 1.70%,
               01/07/02(b)...................     1,047,974

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             TIME DEPOSITS (CONTINUED)
$1,378,307   Fleet National Bank, 1.95%,
               01/02/02(b)...................  $  1,378,307
   174,662   Royal Bank of Canada, 1.69%,
               01/07/02(b)...................       174,662
                                               ------------
             TOTAL TIME DEPOSITS
             (Cost $10,484,728)..............    10,484,728
                                               ------------
             SHORT TERM CORPORATE NOTES -- 2.69%
 5,366,555   Credit Suisse First Boston
               Corp., Floating Rate,
               1.98%(+), 05/07/02(b).........     5,366,555
   424,872   First Union National Bank,
               Floating Rate, 1.54%(+),
               03/12/02(b)...................       424,872
   254,923   Goldman Sachs Group, Inc.,
               Floating Rate, 1.54%(+),
               02/05/02(b)...................       254,923
   698,649   Merrill Lynch & Company,
               Floating Rate, 1.64%(+),
               11/26/02(b)...................       698,649
 2,619,934   Morgan Stanley Dean Witter &
               Company, Floating Rate,
               1.93%(+), 01/03/02(b).........     2,619,934
   523,986   Morgan Stanley Dean Witter &
               Company, Floating Rate,
               1.61%(+), 05/09/02(b).........       523,986
 3,493,244   Morgan Stanley Dean Witter &
               Company, Floating Rate,
               1.93%(+), 06/28/02(b).........     3,493,244
                                               ------------
             TOTAL SHORT TERM CORPORATE NOTES
             (Cost $13,382,163)..............    13,382,163
                                               ------------
             TOTAL SECURITIES
             (Cost $525,670,884).............   524,023,604
                                               ------------
             REPURCHASE AGREEMENTS -- 1.12%
   143,087   With Investors Bank & Trust,
               dated 12/31/01, 1.40%, due
               01/02/02, repurchase proceeds
               at maturity $143,099
               (Collateralized by Fannie Mae,
               4.81%, due 03/25/22, with a
               value of $150,242) (Cost
               $143,087).....................       143,087

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENTS (CONTINUED)
$5,446,500   With Investors Bank & Trust,
               dated 12/31/01, 1.40%, due
               01/02/02, repurchase proceeds
               at maturity $5,446,924
               (Collateralized by Fannie Mae
               Adjustable Rate Mortgage,
               7.403%, due 03/01/28, with a
               value of $5,719,241) (Cost
               $5,446,500)...................  $  5,446,500
                                               ------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost $5,589,587)...............     5,589,587
                                               ------------
             SECURITY SOLD SHORT -- (0.80%)
 4,000,000   Fannie Mae TBA, 6.50%, 01/01/16
               (Proceeds $4,019,729).........    (4,007,500)
                                               ------------
             Total Investments -- 105.58%
               (Cost $527,240,742)...........   525,605,691
             Liabilities less other
               assets -- (5.58)%.............   (27,769,044)
                                               ------------
             NET ASSETS -- 100.00%...........  $497,836,597
                                               ============

The aggregate cost of securities for federal income tax
purposes at December 31, 2001, is $550,115,946.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $  6,094,121
    Gross unrealized depreciation..........   (32,186,463)
                                             ------------
    Net unrealized depreciation............  $(26,092,342)
                                             ============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(d) Principal amount shown for this debt security is denominated in Euros.
(e) Principal amount shown for this debt security is denominated in Canadian dollars.
(f) Principal amount shown for this debt security is denominated in New Zealand dollars.
(g) Principal amount shown for this debt security is denominated in British pounds.
(h) Security is fully segregated as collateral with brokers as initial margin for futures contract.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
 * Securities held as collateral by custodian for security sold short.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 95.73%
              AEROSPACE -- 1.79%
    100,000   Northrop Grumman Corp.(a)....  $   10,081,000
    180,000   Raytheon Company(a)..........       5,844,600
    175,000   Textron, Inc. ...............       7,255,500
    100,000   United Technologies Corp. ...       6,463,000
                                             --------------
                                                 29,644,100
                                             --------------
              APPAREL -- 1.69%
    305,400   Jones Apparel Group,
                Inc.(c)....................      10,130,118
    127,900   Liz Claiborne, Inc. .........       6,363,025
    293,100   V.F. Corp.(a)................      11,433,831
                                             --------------
                                                 27,926,974
                                             --------------
              AUTOMOBILES -- 0.58%
    145,001   Ford Motor Company...........       2,279,416
    150,000   General Motors Corp.(a)......       7,290,000
                                             --------------
                                                  9,569,416
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 1.33%
    314,400   Dana Corp.(a)................       4,363,872
    130,000   Johnson Controls, Inc. ......      10,497,500
    195,000   TRW, Inc. ...................       7,222,800
                                             --------------
                                                 22,084,172
                                             --------------
              BANKS -- 12.70%
    553,200   Bank of America Corp. .......      34,823,940
    441,000   Bank One Corp. ..............      17,221,050
    235,000   Comerica, Inc.(a)............      13,465,500
    685,280   FleetBoston Financial
                Corp. .....................      25,012,720
    157,000   Golden West Financial
                Corp. .....................       9,239,450
    241,400   Huntington Bancshares,
                Inc. ......................       4,149,666
    499,840   J.P. Morgan Chase & Company..      18,169,184
    507,800   National City Corp. .........      14,848,072
    386,900   Regions Financial Corp. .....      11,622,476
    605,200   Wachovia Corp. ..............      18,979,072
    740,150   Washington Mutual, Inc.(a)...      24,202,905
    419,200   Wells Fargo & Company........      18,214,240
                                             --------------
                                                209,948,275
                                             --------------
              BROADCAST SERVICES/MEDIA -- 0.46%
    125,000   McGraw-Hill Companies,
                Inc. ......................       7,622,500
                                             --------------
              CHEMICALS -- 2.88%
    107,000   Cabot Corp. .................       3,819,900
    684,995   Dow Chemical Company.........      23,139,131
    186,600   Eastman Chemical Company.....       7,281,132

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CHEMICALS (CONTINUED)
    200,000   E.I. du Pont de Nemours and
                Company....................  $    8,502,000
    138,000   Lubrizol Corp. ..............       4,842,420
                                             --------------
                                                 47,584,583
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.90%
  1,089,500   Hewlett-Packard Company......      22,378,330
    240,000   Pitney Bowes, Inc. ..........       9,026,400
                                             --------------
                                                 31,404,730
                                             --------------
              CONSTRUCTION -- 0.41%
    119,100   Centex Corp. ................       6,799,419
                                             --------------
              CONSUMER GOODS AND SERVICES -- 5.62%
    185,000   Avon Products, Inc. .........       8,602,500
    100,000   Colgate-Palmolive Company....       5,775,000
    330,000   General Electric Company.....      13,226,400
     70,000   Kimberly-Clark Corp. ........       4,186,000
    466,200   Leggett & Platt, Inc. .......      10,722,600
    431,000   Philip Morris Companies,
                Inc. ......................      19,761,350
     52,200   Procter & Gamble Company.....       4,130,586
    364,600   Sherwin-Williams Company.....      10,026,500
    226,100   Whirlpool Corp. .............      16,579,913
                                             --------------
                                                 93,010,849
                                             --------------
              DISTRIBUTORS -- 2.19%
    236,200   Arrow Electronics,
                Inc.(a)(c).................       7,062,380
    272,200   Avnet, Inc. .................       6,932,934
    377,000   Genuine Parts Company........      13,835,900
    163,555   Ingram Micro, Inc. -- Class
                A(c).......................       2,832,773
    127,800   Tech Data Corp.(c)...........       5,531,184
                                             --------------
                                                 36,195,171
                                             --------------
              ELECTRONICS -- 1.27%
    180,000   Emerson Electric Company.....      10,278,000
    669,800   Solectron Corp.(a)(c)........       7,555,344
    147,600   Thomas & Betts Corp. ........       3,121,740
                                             --------------
                                                 20,955,084
                                             --------------
              ENGINEERING -- 0.19%
     85,000   Fluor Corp.(a)...............       3,179,000
                                             --------------
              FINANCIAL SERVICES -- 6.93%
    875,500   Citigroup, Inc. .............      44,195,240
    413,200   Fannie Mae...................      32,849,400
    173,000   Freddie Mac..................      11,314,200

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
    188,900   Lehman Brothers Holdings,
                Inc. ......................  $   12,618,520
    244,400   Morgan Stanley Dean Witter &
                Company....................      13,671,736
                                             --------------
                                                114,649,096
                                             --------------
              FOOD & BEVERAGES -- 2.75%
    105,000   Anheuser-Busch Companies,
                Inc. ......................       4,747,050
    504,500   Coca-Cola Enterprises,
                Inc.(a)....................       9,555,230
    546,600   ConAgra Foods, Inc. .........      12,992,682
    170,000   PepsiCo, Inc. ...............       8,277,300
    859,239   Tyson Foods, Inc. -- Class
                A..........................       9,924,210
                                             --------------
                                                 45,496,472
                                             --------------
              INSURANCE -- 5.47%
     88,800   Aetna, Inc. .................       2,929,512
    100,000   Allstate Corp. ..............       3,370,000
     70,000   American International Group,
                Inc. ......................       5,558,000
    239,400   Chubb Corp. .................      16,518,600
     35,000   CIGNA Corp. .................       3,242,750
    170,000   Lincoln National Corp. ......       8,256,900
     60,000   Marsh & McLennan Companies,
                Inc. ......................       6,447,000
    226,200   MBIA, Inc. ..................      12,131,106
    187,880   St. Paul Companies, Inc. ....       8,261,084
    270,300   Torchmark Corp. .............      10,630,899
    143,100   XL Capital, Ltd. -- Class
                A..........................      13,073,616
                                             --------------
                                                 90,419,467
                                             --------------
              MACHINERY -- 1.73%
    185,000   Caterpillar, Inc.(a).........       9,666,250
    200,000   Deere & Company..............       8,732,000
    245,000   Ingersoll-Rand Company(a)....      10,243,450
                                             --------------
                                                 28,641,700
                                             --------------
              MANUFACTURING -- 3.47%
    110,000   Eaton Corp. .................       8,185,100
    210,000   Honeywell International,
                Inc. ......................       7,102,200
    148,900   Minnesota Mining &
                Manufacturing Company......      17,601,469
    228,300   Owens-Illinois, Inc.(a)(c)...       2,280,717
    592,950   Smurfit-Stone Container
                Corp.(c)...................       9,469,411
    250,950   Sonoco Products Company......       6,670,251
    340,000   USX-US Steel Group...........       6,157,400
                                             --------------
                                                 57,466,548
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.13%
    160,000   Baxter International,
                Inc. ......................  $    8,580,800
    170,000   Johnson & Johnson............      10,047,000
                                             --------------
                                                 18,627,800
                                             --------------
              METALS AND MINING -- 0.46%
    215,000   Alcoa, Inc. .................       7,643,250
                                             --------------
              OIL, COAL AND GAS -- 11.74%
    138,100   Amerada Hess Corp. ..........       8,631,250
    125,000   Baker Hughes, Inc. ..........       4,558,750
     90,000   Burlington Resources,
                Inc. ......................       3,378,600
    450,393   ChevronTexaco Corp. .........      40,359,717
    437,300   Conoco, Inc. ................      12,375,590
    125,000   Diamond Offshore Drilling,
                Inc.(a)....................       3,800,000
  1,525,400   Exxon Mobil Corp. ...........      59,948,220
     70,000   Halliburton Company..........         917,000
     65,000   Kerr-McGee Corp.(a)..........       3,562,000
     60,000   Murphy Oil Corp. ............       5,042,400
    464,000   Occidental Petroleum
                Corp. .....................      12,309,920
    298,900   Phillips Petroleum
                Company(a).................      18,011,714
     80,000   Schlumberger, Ltd.(a)........       4,396,000
    130,000   Tidewater, Inc. .............       4,407,000
     46,700   Unocal Corp. ................       1,684,469
    282,000   Valero Energy Corp.(a).......      10,749,840
                                             --------------
                                                194,132,470
                                             --------------
              OIL AND GAS: PIPELINES -- 0.55%
    100,000   El Paso Corp. ...............       4,461,000
    180,000   Williams Companies, Inc. ....       4,593,600
                                             --------------
                                                  9,054,600
                                             --------------
              PAPER AND FOREST PRODUCTS -- 3.69%
    646,484   Georgia-Pacific Group(a).....      17,849,423
    322,100   International Paper
                Company....................      12,996,735
    260,000   Mead Corp.(a)................       8,031,400
    119,350   Temple-Inland, Inc. .........       6,770,725
    256,200   Westvaco Corp. ..............       7,288,890
    150,000   Weyerhaeuser Company.........       8,112,000
                                             --------------
                                                 61,049,173
                                             --------------
              PHARMACEUTICALS -- 4.28%
    135,000   Abbott Laboratories..........       7,526,250
    100,000   American Home Products
                Corp. .....................       6,136,000
    100,000   Bristol-Myers Squibb
                Company....................       5,100,000
     80,000   Eli Lilly & Company..........       6,283,200
     70,000   GlaxoSmithKline PLC (ADR)....       3,487,400

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
    146,100   Merck & Company, Inc. .......  $    8,590,680
    450,000   Pfizer, Inc. ................      17,932,500
    285,000   Pharmacia Corp. .............      12,155,250
    100,000   Schering-Plough Corp. .......       3,581,000
                                             --------------
                                                 70,792,280
                                             --------------
              REAL ESTATE INVESTMENT TRUST -- 0.40%
    230,000   Equity Residential Properties
                Trust......................       6,603,300
                                             --------------
              RETAIL -- 2.87%
    315,700   Federated Department Stores,
                Inc.(c)....................      12,912,130
    300,000   J.C. Penney Company,
                Inc.(a)....................       8,070,000
    346,500   May Department Stores
                Company....................      12,813,570
    128,800   Sears, Roebuck & Company(a)..       6,136,032
    190,900   TJX Companies, Inc. .........       7,609,274
                                             --------------
                                                 47,541,006
                                             --------------
              RETAIL: RESTAURANT -- 0.49%
    276,700   Wendy's International,
                Inc. ......................       8,071,339
                                             --------------
              RETAIL: SUPERMARKET -- 0.48%
    355,700   SUPERVALU, Inc. .............       7,868,084
                                             --------------
              RUBBER PRODUCTS -- 0.71%
    193,100   Cooper Tire & Rubber
                Company....................       3,081,876
    360,900   Goodyear Tire & Rubber
                Company....................       8,593,029
                                             --------------
                                                 11,674,905
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT
                AND SERVICES -- 6.12%
    179,800   AT & T Corp. ................       3,261,572
    243,100   BellSouth Corp. .............       9,274,265
    650,500   SBC Communications, Inc. ....      25,480,085
    280,000   Sprint Corp. (FON Group).....       5,622,400
    526,650   Tellabs, Inc.(c).............       7,878,684
    670,652   Verizon Communications,
                Inc. ......................      31,829,144
  1,270,075   WorldCom, Inc. -- WorldCom
                Group(c)...................      17,882,656
                                             --------------
                                                101,228,806
                                             --------------
              TRANSPORTATION -- 3.61%
    366,500   Burlington Northern Santa Fe
                Corp. .....................      10,456,245
    160,000   Canadian National Railway
                Company(a).................       7,724,800
    287,100   CSX Corp. ...................      10,062,855

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION (CONTINUED)
    609,900   Norfolk Southern Corp. ......  $   11,179,467
    354,400   Union Pacific Corp. .........      20,200,800
                                             --------------
                                                 59,624,167
                                             --------------
              UTILITIES: ELECTRIC -- 5.42%
    225,900   Allegheny Energy, Inc. ......       8,182,098
    236,300   Ameren Corp. ................       9,995,490
    280,580   American Electric Power
                Company, Inc.(a)...........      12,213,647
    325,700   Cinergy Corp. ...............      10,888,151
    296,200   Consolidated Edison, Inc. ...      11,954,632
    110,000   Dominion Resources, Inc. ....       6,611,000
    165,000   Duke Energy Corp. ...........       6,477,900
    140,000   Entergy Corp. ...............       5,475,400
    305,800   Wisconsin Energy Corp. ......       6,898,848
    393,425   Xcel Energy, Inc. ...........      10,913,610
                                             --------------
                                                 89,610,776
                                             --------------
              UTILITIES: NATURAL GAS -- 0.42%
    200,000   KeySpan Corp. ...............       6,930,000
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,445,799,267)..............   1,583,049,512
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.18%
  3,040,045   Merrimac Cash Fund -- Premium
                Class(b)
                (Cost $3,040,045)..........       3,040,045
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 2.48%
$   193,000   Abbott Laboratories, 1.78%,
                01/11/02...................         192,904
  6,200,000   DaimlerChrysler NA, 2.75%,
                01/07/02...................       6,197,158
  9,000,000   DaimlerChrysler NA, 2.55%,
                01/24/02...................       8,985,337
  6,105,000   Delphi Auto Systems Corp.,
                2.85%, 01/11/02............       6,100,167
    580,000   Dominion Resources, Inc.,
                2.65%, 01/16/02............         579,360
  9,300,000   Progress Energy, Inc., 3.00%,
                01/04/02...................       9,297,675
  5,947,000   Sprint Corp., 2.72%,
                01/14/02...................       5,941,159
  3,680,000   Verizon Global Funding Corp.,
                1.85%, 01/02/02............       3,679,811
                                             --------------
              TOTAL COMMERCIAL PAPER
              (Cost $40,973,571)...........      40,973,571
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS -- 2.39%
$ 3,454,597   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...  $    3,454,597
 15,891,146   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................      15,891,146
  5,791,033   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........       5,791,033
  2,072,758   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       2,072,758
  3,454,597   BNP Paribas, 1.84%,
                01/09/02(b)................       3,454,597
  4,145,516   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       4,145,516
  3,996,436   Fleet National Bank, 1.95%,
                01/02/02(b)................       3,996,436
    690,919   Royal Bank of Canada, 1.69%,
                01/07/02(b)................         690,919
                                             --------------
              TOTAL TIME DEPOSITS
              (Cost $39,497,002)...........      39,497,002
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.72%
 16,272,985   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......      16,272,985
  1,122,758   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       1,122,758
  2,763,678   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       2,763,678
 10,363,791   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......      10,363,791
  2,072,758   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......       2,072,758
 12,318,388   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......      12,318,388
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $44,914,358).....      44,914,358
                                             --------------
              TOTAL SECURITIES
              (Cost $1,574,224,243)........   1,711,474,488
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS -- 2.55%
$10,000,000   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/01, 1.98%, due
                01/02/02, repurchase
                proceeds at maturity
                $10,001,100,
                (Collateralized by Norsk
                Hydro, 7.15%, due 01/15/29,
                with a value of $2,455,049,
                H.J. Heinz Company, 6.625%,
                due 07/15/11, with a value
                of $1,438,893, Equitable
                Life Assurance Company,
                6.95%, due 12/01/05, with a
                value of $2,433,263,
                Bankers Trust Corp.,
                7.125%, due 03/15/06, with
                a value of $2,587,376, and
                Bank of America Corp.,
                7.80%, due 02/15/10, with a
                value of $2,371,513)(b)....  $   10,000,000
 32,253,357   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $32,255,865 (Collateralized
                by Freddie Mac, 2.61%, due
                04/15/28, with a value of
                $25,029,000 and Fannie Mae,
                7.625%, due 05/01/10, with
                a value of $8,837,025).....      32,253,357
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $42,253,357)...........      42,253,357
                                             --------------
              Total Investments -- 106.05%
              (Cost $1,616,477,600)........   1,753,727,845
              Liabilities less other
                assets -- (6.05)%..........    (100,025,799)
                                             --------------
              NET ASSETS -- 100.00%........  $1,653,702,046
                                             ==============


The aggregate cost of securities for federal income tax
purposes at December 31, 2001 is $1,588,544,599.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $177,967,008
    Gross unrealized depreciation..........   (55,037,119)
                                             ------------
    Net unrealized appreciation............  $122,929,889
                                             ============

---------------

(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) Variable rate security. Interest rate based on Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipts

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 99.52%
              ADVERTISING -- 0.10%
     16,600   Interpublic Group of
                Companies, Inc. ...........  $      490,364
      4,850   Omnicom Group, Inc. .........         433,347
                                             --------------
                                                    923,711
                                             --------------
              AEROSPACE -- 1.68%
     39,850   Boeing Company...............       1,545,383
      9,450   General Dynamics Corp. ......         752,598
      4,100   Goodrich Corp. ..............         109,142
     19,900   Lockheed Martin Corp. .......         928,733
      3,700   Northrop Grumman Corp.(a)....         372,997
     15,700   Raytheon Company(a)..........         509,779
    186,900   United Technologies Corp. ...      12,079,347
                                             --------------
                                                 16,297,979
                                             --------------
              AGRICULTURAL EQUIPMENT -- 0.05%
     10,600   Deere & Company..............         462,796
                                             --------------
              AIRLINES -- 0.63%
    228,900   AMR Corp.(c).................       5,074,713
     11,950   Delta Air Lines, Inc. .......         349,657
     35,900   Southwest Airlines Company,
                Inc. ......................         663,432
                                             --------------
                                                  6,087,802
                                             --------------
              APPAREL -- 0.03%
      2,800   Liz Claiborne, Inc. .........         139,300
      4,550   V. F. Corp. .................         177,495
                                             --------------
                                                    316,795
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.22%
      8,500   AutoZone, Inc.(a)(c).........         610,300
      4,900   Dana Corp. ..................          68,012
     27,400   Delphi Automotive Systems
                Corp. .....................         374,284
      7,500   Genuine Parts Company........         275,250
      3,700   Johnson Controls, Inc. ......         298,775
     12,450   TRW, Inc. ...................         461,148
      3,650   Visteon Corp. ...............          54,896
                                             --------------
                                                  2,142,665
                                             --------------
              BANKS -- 5.67%
     17,600   AmSouth Bancorp..............         332,640
    267,591   Bank of America Corp. .......      16,844,853
     33,100   Bank of New York Company,
                Inc. ......................       1,350,480
     52,700   Bank One Corp. ..............       2,057,935
     21,350   BB&T Corp. ..................         770,949
     16,170   Charter One Financial,
                Inc. ......................         439,016

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BANKS (CONTINUED)
      8,200   Comerica, Inc. ..............  $      469,860
     26,300   Fifth Third Bancorp..........       1,612,979
    178,578   FleetBoston Financial
                Corp. .....................       6,518,097
      7,750   Golden West Financial
                Corp. .....................         456,088
     10,700   Huntington Bancshares,
                Inc. ......................         183,933
     94,750   J.P. Morgan Chase & Company..       3,444,163
     18,700   KeyCorp. ....................         455,158
     21,400   Mellon Financial Corp. ......         805,068
     28,400   National City Corp. .........         830,416
     10,300   Northern Trust Corp. ........         620,266
     69,300   PNC Financial Services
                Group......................       3,894,660
     10,800   Regions Financial Corp. .....         324,432
     23,750   SouthTrust Corp. ............         585,912
     14,800   State Street Corp. ..........         773,300
     13,600   SunTrust Banks, Inc. ........         852,720
     13,100   Synovus Financial Corp. .....         328,155
     11,200   Union Planters Corp. ........         505,456
     83,700   U.S. Bancorp.................       1,751,841
     64,850   Wachovia Corp. ..............       2,033,696
     40,450   Washington Mutual, Inc. .....       1,322,715
    118,950   Wells Fargo & Company........       5,168,378
      4,200   Zions Bancorporation.........         220,836
                                             --------------
                                                 54,954,002
                                             --------------
              BROADCAST SERVICES/MEDIA -- 4.56%
    748,974   AOL Time Warner, Inc.(c).....      24,042,065
     43,300   Comcast Corp. -- Class
                A(c).......................       1,558,800
     11,900   Gannett Company, Inc. .......         800,037
      8,700   McGraw-Hill Companies,
                Inc. ......................         530,526
      2,800   Meredith Corp. ..............          99,820
     10,550   Univision Communications,
                Inc. -- Class A(c).........         426,853
    332,800   Viacom, Inc. -- Class
                B(a)(c)....................      14,693,120
     97,550   Walt Disney Company..........       2,021,236
                                             --------------
                                                 44,172,457
                                             --------------
              BUILDING MATERIALS -- 0.08%
     21,700   Masco Corp. .................         531,650
      4,100   Vulcan Materials Company.....         196,554
                                             --------------
                                                    728,204
                                             --------------
              BUSINESS SERVICES -- 0.31%
      8,000   Convergys Corp.(c)...........         299,920
      6,300   Ecolab, Inc. ................         253,575
     17,700   First Data Corp. ............       1,388,565
     14,850   Fiserv, Inc.(c)..............         628,452

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
      4,800   Robert Half International,
                Inc.(c)....................  $      128,160
      7,300   TMP Worldwide, Inc.(a).......         313,170
                                             --------------
                                                  3,011,842
                                             --------------
              CHEMICALS -- 1.73%
     10,900   Air Products and Chemicals,
                Inc. ......................         511,319
      4,200   Ashland, Inc. ...............         193,536
     21,500   Dow Chemical Company.........         726,270
      3,500   Eastman Chemical Company.....         136,570
    231,100   E. I. du Pont de Nemours and
                Company....................       9,824,061
      5,900   Engelhard Corp. .............         163,312
      3,500   International Flavors &
                Fragrances, Inc. ..........         103,985
     84,400   PPG Industries, Inc. ........       4,365,168
      7,700   Praxair, Inc. ...............         425,425
     10,200   Rohm and Haas Company........         353,226
                                             --------------
                                                 16,802,872
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.21%
     12,500   Apple Computer, Inc.(c)......         273,750
      4,900   Avery Dennison Corp. ........         276,997
    982,719   Compaq Computer Corp. .......       9,591,337
    230,450   Dell Computer Corp.(c).......       6,263,631
    102,950   EMC Corp.(c).................       1,383,648
    953,985   Gateway, Inc.(c).............       7,670,039
     89,650   Hewlett-Packard Company......       1,841,411
     80,300   International Business
                Machines Corp. ............       9,713,088
      4,100   Lexmark International,
                Inc.(c)....................         241,900
     27,350   Network Appliance, Inc.(c)...         598,145
     11,100   Pitney Bowes, Inc. ..........         417,471
    150,350   Sun Microsystems, Inc.(c)....       1,849,305
     63,800   Xerox Corp.(a)...............         664,796
                                             --------------
                                                 40,785,518
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 7.58%
      5,500   Autodesk, Inc. ..............         204,985
     28,200   Automatic Data Processing,
                Inc. ......................       1,660,980
     10,900   BMC Software, Inc.(c)........         178,433
    781,651   Cisco Systems, Inc.(c).......      14,155,700
      7,900   Citrix Systems, Inc.(a)(c)...         179,014
     52,000   Computer Associates
                International, Inc. .......       1,793,480
      7,200   Computer Sciences Corp.(c)...         352,656

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     36,700   Compuware Corp.(c)...........  $      432,693
     20,600   Electronic Data Systems
                Corp. .....................       1,412,130
      6,400   Intuit, Inc.(c)..............         273,664
      3,350   Mercury Interactive
                Corp.(c)...................         113,833
    512,200   Microsoft Corp.(c)...........      33,933,250
      3,800   NCR Corp.(c).................         140,068
     78,750   Nortel Networks Corp.(a).....         590,625
      6,250   NVIDIA Corp.(c)..............         418,125
    257,450   Oracle Corp.(c)..............       3,555,385
     10,900   Parametric Technology
                Corp.(c)...................          85,129
     13,200   PeopleSoft, Inc.(c)..........         530,640
     21,100   Siebel Systems, Inc.(c)......         590,378
     15,000   Unisys Corp.(c)..............         188,100
    282,757   Veritas Software
                Corp.(a)(c)................      12,675,996
                                             --------------
                                                 73,465,264
                                             --------------
              CONSUMER GOODS AND SERVICES -- 9.65%
      2,300   Alberto-Culver Company --
                Class B(a).................         102,902
      4,600   American Greetings Corp. --
                Class A(a).................          63,388
     10,700   Avon Products, Inc. .........         497,550
     16,100   Brunswick Corp. .............         350,336
    917,640   Cendant Corp.(a)(c)..........      17,994,920
      6,550   Cintas Corp.(a)..............         314,400
    358,150   Clorox Company...............      14,164,832
     25,600   Colgate-Palmolive Company....       1,478,400
     14,000   Eastman Kodak Company(a).....         412,020
      6,700   Fortune Brands, Inc. ........         265,253
    702,950   General Electric Company.....      28,174,236
    480,100   Gillette Company.............      16,035,340
     24,450   Kimberly-Clark Corp. ........       1,462,110
      8,400   Leggett & Platt, Inc. .......         193,200
     10,750   Maytag Corp. ................         333,572
     13,500   Newell Rubbermaid, Inc. .....         372,195
      8,050   Pactiv Corp.(c)..............         142,887
    110,050   Procter & Gamble Company.....       8,708,257
      9,900   Sabre Holdings Corp.(c)......         419,265
      7,300   Sherwin-Williams Company.....         200,750
     26,000   Unilever N.V. (ADR)..........       1,497,860
      4,500   Whirlpool Corp. .............         329,985
                                             --------------
                                                 93,513,658
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              DISTRIBUTOR -- 0.02%
      4,700   W.W. Grainger, Inc. .........  $      225,600
                                             --------------
              ELECTRONICS -- 1.86%
     28,350   Agilent Technologies,
                Inc.(c)....................         808,258
    158,400   Emerson Electric Company.....       9,044,640
      7,900   Molex, Inc. .................         244,505
      9,300   Rockwell Collins, Inc. ......         181,350
     15,700   Sanmina -- SCI Corp.(c)......         312,430
    650,800   Solectron Corp.(a)(c)........       7,341,024
      4,300   Tektronix, Inc.(c)...........         110,854
                                             --------------
                                                 18,043,061
                                             --------------
              ENGINEERING -- 0.02%
      3,800   Flour Corp. .................         142,120
      4,500   McDermott International,
                Inc.(c)....................          55,215
                                             --------------
                                                    197,335
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.08%
     15,900   Allied Waste Industries,
                Inc.(c)....................         223,554
     16,000   Waste Management, Inc. ......         510,560
                                             --------------
                                                    734,114
                                             --------------
              FINANCIAL SERVICES -- 5.06%
     58,500   American Express Company.....       2,087,865
      7,600   Bear Stearns Companies,
                Inc. ......................         445,664
     12,750   Capital One Financial
                Corp. .....................         687,862
    340,950   Citigroup, Inc. .............      17,211,156
     22,800   Concord EFS, Inc.(a)(c)......         747,384
      6,400   Deluxe Corp. ................         266,112
      6,400   Equifax, Inc. ...............         154,560
     84,700   Fannie Mae...................       6,733,650
     12,600   Franklin Resources, Inc. ....         444,402
    156,469   Freddie Mac..................      10,233,073
      8,000   H & R Block, Inc. ...........         357,600
     31,650   Household International,
                Inc. ......................       1,833,801
     11,250   Lehman Brothers Holding,
                Inc. ......................         751,500
     37,900   MBNA Corp. ..................       1,334,080
     57,900   Merrill Lynch & Company,
                Inc.(a)....................       3,017,748
     12,300   Moody's Corp. ...............         490,278
     62,550   Schwab (Charles) Corp. ......         967,649
     10,200   Stilwell Financial, Inc. ....         277,644
     10,700   T. Rowe Price Group, Inc. ...         371,611
      7,250   USA Education, Inc. .........         609,145
                                             --------------
                                                 49,022,784
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE -- 6.11%
      2,000   Adolph Coors Company -- Class
                B..........................  $      106,800
     19,350   Albertson's, Inc. ...........         609,332
     41,700   Anheuser-Busch Companies,
                Inc. ......................       1,885,257
     39,655   Archer-Daniels-Midland
                Company....................         569,049
      3,000   Brown-Forman Corp. -- Class
                B..........................         187,800
     19,350   Campbell Soup Company........         577,985
    536,000   Coca-Cola Company............      25,272,400
     17,100   Coca-Cola Enterprises,
                Inc. ......................         323,874
     25,400   ConAgra Foods, Inc. .........         603,758
     13,550   General Mills, Inc. .........         704,736
      6,600   Hershey Foods Corp. .........         446,820
      9,000   H.J. Heinz Company...........         370,080
     37,250   Kellogg Company..............       1,121,225
     13,600   Pepsi Bottling Group,
                Inc. ......................         319,600
     81,200   PepsiCo, Inc. ...............       3,953,628
    307,900   Philip Morris Companies,
                Inc. ......................      14,117,215
     35,800   Sara Lee Corp. ..............         795,834
     31,300   SYSCO Corp. .................         820,686
     13,300   UST, Inc. ...................         465,500
    114,900   Wm. Wrigley Jr. Company......       5,902,413
                                             --------------
                                                 59,153,992
                                             --------------
              INSURANCE -- 5.08%
        200   Aetna, Inc. .................           6,598
    459,800   AFLAC, Inc. .................      11,292,688
     34,300   Allstate Corp. ..............       1,155,910
      8,600   Ambac Financial Group,
                Inc. ......................         497,596
    309,885   American International Group,
                Inc. ......................      24,604,869
     11,300   Aon Corp. ...................         401,376
      7,900   Chubb Corp. .................         545,100
      7,200   CIGNA Corp. .................         667,080
     12,900   Cincinnati Financial
                Corp. .....................         492,135
      6,200   Hartford Financial Services
                Group, Inc. ...............         389,546
      7,400   Jefferson-Pilot Corp. .......         342,398
     23,450   John Hancock Financial
                Services, Inc. ............         968,485
     12,800   Lincoln National Corp. ......         621,696
     13,050   Loews Corp. .................         722,709
     12,800   Marsh & McLennan Companies,
                Inc. ......................       1,375,360
     11,700   MBIA, Inc. ..................         627,471

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              INSURANCE (CONTINUED)
     48,450   MetLife, Inc.(a).............  $    1,534,896
      2,850   MGIC Investment Corp. .......         175,902
      6,800   Progressive Corp. ...........       1,015,240
      6,400   SAFECO Corp. ................         199,360
     10,100   St. Paul Companies, Inc. ....         444,097
      5,650   Torchmark Corp. .............         222,214
     11,600   UnumProvident Corp. .........         307,516
      6,400   XL Capital, Ltd. -- Class
                A..........................         584,704
                                             --------------
                                                 49,194,946
                                             --------------
              INTERNET SERVICES -- 0.05%
     27,300   Yahoo!, Inc.(a)(c)...........         484,302
                                             --------------
              LEISURE AND RECREATION -- 0.26%
     51,450   Carnival Corp.(a)............       1,444,716
      5,200   Harrah's Entertainment,
                Inc.(c)....................         192,452
     16,600   Hilton Hotels Corp. .........         181,272
     11,400   Marriott International,
                Inc. -- Class A............         463,410
      8,500   Starwood Hotels & Resorts
                Worldwide, Inc. ...........         253,725
                                             --------------
                                                  2,535,575
                                             --------------
              MACHINERY AND OTHER PRODUCTS -- 0.10%
      8,200   Caterpillar, Inc. ...........         428,450
      5,950   Dover Corp. .................         220,567
      6,900   Ingersoll-Rand Company.......         288,489
                                             --------------
                                                    937,506
                                             --------------
              MANUFACTURING -- 2.48%
      1,450   Ball Corp. ..................         102,515
      2,300   Bemis Company, Inc. .........         113,114
      7,050   Cooper Industries, Inc. .....         246,186
      3,300   Crane Company................          84,612
      6,200   Danaher Corp.(a).............         373,922
      5,600   Eaton Corp. .................         416,696
     20,300   Honeywell International,
                Inc. ......................         686,546
    202,400   Illinois Tool Works, Inc. ...      13,706,528
      3,950   ITT Industries, Inc. ........         199,475
     18,600   Minnesota Mining and
                Manufacturing Company......       2,198,706
      5,600   Parker-Hannifin Corp. .......         257,096
      4,400   Sealed Air Corp.(a)(c).......         179,608
      6,300   Textron, Inc. ...............         261,198
     88,650   Tyco International, Ltd. ....       5,221,485
                                             --------------
                                                 24,047,687
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 0.68%
     25,000   HCA, Inc. ...................  $      963,500
     12,200   Health Management Associates,
                Inc. -- Class A(a)(c)......         224,480
     30,500   HEALTHSOUTH Corp.(c).........         452,010
      4,900   Humana, Inc.(c)..............          57,771
     37,200   Immunex Corp.(c).............       1,030,812
      9,400   Manor Care, Inc.(c)..........         222,874
     12,300   McKesson HBOC, Inc. .........         460,020
     15,150   Tenet Healthcare Corp.(c)....         889,608
     27,650   UnitedHealth Group, Inc. ....       1,956,790
      2,850   Wellpoint Health Networks,
                Inc.(c)....................         333,023
                                             --------------
                                                  6,590,888
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.79%
      5,050   Bausch & Lomb, Inc. .........         190,183
     14,800   Baxter International,
                Inc. ......................         793,724
     11,500   Becton, Dickinson & Company..         381,225
     19,150   Biomet, Inc. ................         591,735
     11,900   Boston Scientific Corp.(c)...         287,028
      8,100   Chiron Corp.(c)..............         355,104
      2,500   C.R. Bard, Inc. .............         161,250
      9,600   Genzyme Corp.(c).............         574,656
    213,500   Guidant Corp.(c).............      10,632,300
    139,000   Johnson & Johnson............       8,214,900
    448,057   Medtronic, Inc.(a)...........      22,944,999
      6,750   St. Jude Medical, Inc.(c)....         524,137
      9,000   Stryker Corp. ...............         525,330
      8,760   Zimmer Holdings, Inc.(c).....         267,530
                                             --------------
                                                 46,444,101
                                             --------------
              METALS AND MINING -- 0.52%
     14,150   Alcan, Inc. .................         508,409
     87,350   Alcoa, Inc. .................       3,105,292
      2,600   Allegheny Technologies,
                Inc. ......................          43,550
     26,531   Barrick Gold Corp.(a)........         423,169
     15,500   Freeport-McMoRan Copper &
                Gold, Inc. -- Class
                B(a)(c)....................         207,545
      8,800   Inco, Ltd.(c)................         149,072
      8,550   Newmont Mining Corp.(a)......         163,391
      4,300   Nucor Corp. .................         227,728
     14,600   Placer Dome, Inc. ...........         159,286
      5,600   Worthington Industries,
                Inc. ......................          79,520
                                             --------------
                                                  5,066,962
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MOTOR VEHICLES -- 0.38%
     86,300   Ford Motor Company...........  $    1,356,636
     25,450   General Motors Corp. ........       1,236,870
     14,000   Harley-Davidson, Inc.(a).....         760,340
      3,100   Navistar International
                Corp. .....................         122,450
      3,400   PACCAR, Inc. ................         223,108
                                             --------------
                                                  3,699,404
                                             --------------
              OIL, COAL AND GAS -- 6.14%
      4,150   Amerada Hess Corp. ..........         259,375
     11,500   Anadarko Petroleum Corp. ....         653,775
     15,100   Baker Hughes, Inc. ..........         550,697
     10,200   Burlington Resources,
                Inc. ......................         382,908
     49,196   ChevronTexaco Corp. .........       4,408,454
    735,817   Conoco, Inc. ................      20,823,621
      5,500   Devon Energy Corp. ..........         212,575
      2,700   EOG Resources, Inc.(a).......         105,597
    633,550   Exxon Mobil Corp. ...........      24,898,515
      5,450   Noble Drilling Corp.(c)......         185,518
     17,300   Occidental Petroleum
                Corp. .....................         458,969
     25,790   Phillips Petroleum Company...       1,554,105
      4,900   Rowan Companies, Inc.(c).....          94,913
     57,900   Royal Dutch Petroleum
                Company....................       2,838,258
      8,700   Sunoco, Inc. ................         324,858
     14,900   Transocean Sedco Forex,
                Inc. ......................         503,918
     10,800   Unocal Corp. ................         389,556
     26,900   USX-Marathon Group...........         807,000
                                             --------------
                                                 59,452,612
                                             --------------
              OIL AND GAS: PIPELINES -- 0.13%
     12,950   El Paso Corp. ...............         577,699
      5,600   Kinder Morgan, Inc. .........         311,864
     12,700   Williams Companies, Inc. ....         324,104
                                             --------------
                                                  1,213,667
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.24%
      2,800   Boise Cascade Corp. .........          95,228
      9,700   Georgia-Pacific Corp.(a).....         267,817
     22,350   International Paper
                Company....................         901,822
      5,200   Mead Corp. ..................         160,628
      2,500   Temple-Inland, Inc. .........         141,825
      9,400   Weyerhaeuser Company.........         508,352
      5,000   Willamette Industries,
                Inc. ......................         260,600
                                             --------------
                                                  2,336,272
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS -- 7.86%
     69,300   Abbott Laboratories..........  $    3,863,475
      5,800   Allergan, Inc.(a)............         435,290
      5,100   AmerisourceBergen Corp. .....         324,105
     11,550   Cardinal Health, Inc. .......         746,823
    219,100   Eli Lilly & Company..........      17,208,114
      8,200   Forest Laboratories,
                Inc.(c)....................         671,990
      9,900   King Pharmaceuticals,
                Inc.(c)....................         417,087
     57,450   Merck & Company, Inc. .......       3,378,060
    836,653   Pfizer, Inc. ................      33,340,622
    369,801   Pharmacia Corp. .............      15,772,013
                                             --------------
                                                 76,157,579
                                             --------------
              PUBLISHING -- 0.12%
      2,800   Dow Jones & Company,
                Inc.(a)....................         153,244
      7,400   New York Times Company --
                Class A....................         320,050
      4,950   R.R. Donnelley and Sons
                Company....................         146,966
     13,400   Tribune Company..............         501,562
                                             --------------
                                                  1,121,822
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.10%
     20,000   Equity Office Properties
                Trust......................         601,600
     11,900   Equity Residential Properties
                Trust......................         341,649
                                             --------------
                                                    943,249
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.72%
     60,600   Standard & Poor's Depository
                Receipts Trust Series 1....       6,922,338
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.87%
     49,600   Amgen, Inc.(c)...............       2,799,424
      6,400   Biogen, Inc.(c)..............         367,040
     72,607   Gilead Sciences,
                Inc.(a)(c).................       4,771,732
      9,300   MedImmune, Inc.(c)...........         431,055
      5,300   Quintiles Transnational
                Corp.(c)...................          85,224
                                             --------------
                                                  8,454,475
                                             --------------
              RETAIL -- 3.95%
     14,100   Bed Bath & Beyond, Inc.(c)...         477,990
     17,950   Best Buy Company, Inc.(c)....       1,336,916
     15,950   Circuit City
                Stores -- Circuit City
                Group(a)...................         413,902
     20,700   Costco Wholesale Corp.(c)....         918,666
      6,800   Dillard's, Inc. -- Class A...         108,800
      7,950   Family Dollar Stores.........         238,341

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
      8,900   Federated Department Stores,
                Inc.(c)....................  $      364,010
    203,700   Home Depot, Inc. ............      10,390,737
     23,750   J.C. Penney Company,
                Inc.(a)....................         638,875
     15,800   Kohl's Corp.(c)..............       1,112,952
     67,150   Lowe's Companies, Inc. ......       3,116,431
     13,250   May Department Stores
                Company....................         489,985
     12,900   Nike, Inc. -- Class B........         725,496
     30,800   Office Depot, Inc.(c)........         571,032
     14,900   RadioShack Corp. ............         448,490
      3,200   Reebok International
                Ltd.(a)(c).................          84,800
     12,800   Safeway, Inc.(c).............         534,400
     15,350   Sears, Roebuck & Company(a)..         731,274
     20,300   Staples, Inc.(c).............         379,610
     22,000   Target Corp. ................         903,100
     39,500   The Gap, Inc. ...............         550,630
     20,700   The Limited, Inc. ...........         304,704
      6,650   Tiffany & Company............         209,275
     13,300   TJX Companies, Inc. .........         530,138
     25,950   Walgreen Company.............         873,477
    205,700   Wal-Mart Stores, Inc. .......      11,838,035
                                             --------------
                                                 38,292,066
                                             --------------
              RETAIL: RESTAURANTS -- 2.07%
      5,000   Darden Restaurants, Inc. ....         177,000
    720,333   McDonald's Corp. ............      19,067,215
     18,800   Starbucks Corp.(c)...........         358,140
      6,500   Tricon Global Restaurants,
                Inc.(c)....................         319,800
      5,500   Wendy's International,
                Inc. ......................         160,435
                                             --------------
                                                 20,082,590
                                             --------------
              RETAIL: SUPERMARKET -- 0.03%
     12,000   SUPERVALU, Inc. .............         265,440
                                             --------------
              RUBBER PRODUCTS -- 0.05%
     18,300   Cooper Tire & Rubber
                Company....................         292,068
      7,300   Goodyear Tire & Rubber
                Company....................         173,813
                                             --------------
                                                    465,881
                                             --------------
              SCIENTIFIC INSTRUMENTS -- 0.06%
     10,300   Applied Biosystems Group --
                Applera Corp. .............         404,481
      8,800   Thermo Electron Corp. .......         209,968
                                             --------------
                                                    614,449
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS -- 4.17%
     14,450   Advanced Micro Devices,
                Inc.(c)....................  $      229,177
     11,050   Altera Corp.(c)..............         234,481
     16,900   Analog Devices, Inc.(c)......         750,191
     11,950   Broadcom Corp. -- Class
                A(c).......................         488,397
    656,375   Intel Corp. .................      20,642,994
      6,700   KLA-Tencor Corp.(a)(c).......         332,052
     27,900   Linear Technology Corp.(c)...       1,089,216
     10,300   LSI Logic Corp.(a)(c)........         162,534
     26,400   Maxim Integrated Products,
                Inc.(c)....................       1,386,264
     12,650   National Semiconductor
                Corp.(c)...................         389,494
     12,750   PMC-Sierra, Inc.(a)(c).......         271,065
      3,900   QLogic Corp.(a)(c)...........         173,589
      8,900   Teradyne, Inc.(c)............         268,246
    253,500   Texas Instruments, Inc. .....       7,098,000
    175,550   Xilinx, Inc.(c)..............       6,855,228
                                             --------------
                                                 40,370,928
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT &
              SERVICES -- 6.67%
     26,150   ALLTEL Corp. ................       1,614,239
      5,000   Andrew Corp.(c)..............         109,450
    237,950   AT&T Corp. ..................       4,316,413
    899,250   AT&T Wireless Services,
                Inc.(a)(c).................      12,922,223
     85,550   BellSouth Corp. .............       3,263,732
      6,400   CenturyTel, Inc. ............         209,920
      7,700   Comverse Technology,
                Inc.(c)....................         172,249
     40,600   Corning, Inc.(a).............         362,152
     62,000   JDS Uniphase Corp.(c)........         541,260
     86,300   Lucent Technologies,
                Inc.(a)....................         542,827
    359,000   Motorola, Inc. ..............       5,392,180
     19,350   QUALCOMM, Inc.(c)............         977,175
    482,950   SBC Communications, Inc. ....      18,917,152
      8,100   Scientific-Atlanta, Inc. ....         193,914
    551,300   Sprint Corp. (FON Group).....      11,070,104
     24,200   Sprint Corp. (PCS
                Group)(a)(c)...............         590,722
     11,900   Tellabs, Inc.(c).............         178,024
     68,450   Verizon Communications,
                Inc. ......................       3,248,637
                                             --------------
                                                 64,622,373
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TOOLS -- 0.04%
      3,500   Black & Decker Corp. ........  $      132,055
      1,800   Snap-on, Inc. ...............          60,588
      3,650   Stanley Works................         169,981
                                             --------------
                                                    362,624
                                             --------------
              TOYS -- 0.05%
     11,300   Hasbro, Inc. ................         183,399
     18,900   Mattel, Inc. ................         325,080
                                             --------------
                                                    508,479
                                             --------------
              TRANSPORTATION -- 0.20%
     18,400   Burlington Northern Santa Fe
                Corp. .....................         524,952
      9,700   CSX Corp. ...................         339,985
     19,200   Norfolk Southern Corp. ......         351,936
     12,000   Union Pacific Corp.(a).......         684,000
                                             --------------
                                                  1,900,873
                                             --------------
              TRANSPORTATION: FREIGHT -- 0.57%
     14,500   FedEx Corp.(c)...............         752,260
     87,800   United Parcel Service,
                Inc. -- Class B............       4,785,100
                                             --------------
                                                  5,537,360
                                             --------------
              UTILITIES -- 1.49%
      9,400   Allegheny Energy, Inc. ......         340,468
      6,850   Ameren Corp. ................         289,755
     14,900   American Electric Power
                Company, Inc. .............         648,597
      7,400   Cinergy Corp. ...............         247,382
      9,100   CMS Energy Corp. ............         218,673
     10,250   Consolidated Edison, Inc. ...         413,690
     16,300   Constellation Energy Group,
                Inc. ......................         432,765
      7,850   DTE Energy Company. .........         329,229
     16,300   Dominion Resources, Inc. ....         979,630
     35,850   Duke Energy Corp. ...........       1,407,471
     13,200   Entergy Corp. ...............         516,252
     15,350   Exelon Corp. ................         734,958
     25,300   FirstEnergy Corp.(a).........         884,994
     10,350   FPL Group, Inc. .............         583,740
      8,300   KeySpan Corp. ...............         287,595
     24,950   Mirant Corp.(c)..............         399,699
      8,900   Niagara Mohawk Holdings,
                Inc.(a)(c).................         157,797

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              UTILITIES (CONTINUED)
      3,650   NICOR, Inc. .................  $      151,986
     15,600   NiSource, Inc. ..............         359,736
      1,700   Peoples Energy Corp. ........          64,481
     10,500   PG&E Corp. ..................         202,020
      7,100   Pinnacle West Capital
                Corp. .....................         297,135
      6,600   PPL Corp. ...................         230,010
     14,900   Progress Energy, Inc. .......         670,947
      9,150   Public Service Enterprise
                Group, Inc. ...............         386,039
     18,550   Reliant Energy, Inc. ........         491,946
     19,700   Sempra Energy................         483,635
     32,400   Southern Company.............         821,340
      7,200   Teco Energy, Inc. ...........         188,928
     11,700   TXU Corp. ...................         551,655
     23,500   Xcel Energy, Inc. ...........         651,890
                                             --------------
                                                 14,424,443
                                             --------------
              TOTAL COMMON STOCK (Cost
              $970,797,019)................     964,093,342
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.22%
  2,101,581   Merrimac Cash Fund -- Premium
                Class(b) (Cost
                $2,101,581)................       2,101,581
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 2.91%
$ 2,388,160   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...       2,388,160
 10,985,538   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................      10,985,538
  5,731,585   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........       5,731,585
  1,432,896   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       1,432,896
  2,388,160   BNP Paribas, 1.84%,
                01/09/02(b)................       2,388,160
  2,865,793   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       2,865,793
  1,959,143   Fleet National Bank, 1.95%,
                01/02/02(b)................       1,959,143
    477,632   Royal Bank Of Canada, 1.69%,
                01/07/02(b)................         477,632
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $28,228,907).................      28,228,907
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES -- 3.82%
$11,940,802   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......  $   11,940,802
  3,503,352   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)................       3,503,352
  1,532,899   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       1,532,899
  1,910,528   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       1,910,528
  7,164,481   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......       7,164,481
  1,432,896   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......       1,432,896
  9,552,642   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......       9,552,642
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $37,037,600).....      37,037,600
                                             --------------
              TOTAL SECURITIES (Cost
              $1,038,165,107)..............   1,031,461,430
                                             --------------
              REPURCHASE AGREEMENT -- 1.06%
 10,256,447   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $10,257,244 (Collateralized
                by Fannie Mae, 6.00%, due
                09/25/22, with a value of
                $10,769,269)
                (Cost $10,256,447)               10,256,447
                                             --------------
              Total Investments -- 107.53%
              (Cost $1,048,421,554)........   1,041,717,877
              Liabilities less other
              assets -- (7.53)%............     (72,952,110)
                                             --------------
              NET ASSETS -- 100.00%........  $  968,765,767
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $1,067,829,963.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 15,959,421
    Gross unrealized depreciation..........   (52,327,954)
                                             ------------
    Net unrealized depreciation............  $(36,368,533)
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c)  Non-income producing security.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 96.93%
              AEROSPACE AND DEFENSE -- 3.27%
    222,280   General Dynamics Corp. ......  $   17,702,379
    403,122   Lockheed Martin Corp. .......      18,813,704
     58,500   United Technologies Corp. ...       3,780,855
                                             --------------
                                                 40,296,938
                                             --------------
              AIRLINES -- 0.68%
    454,058   Southwest Airlines Company...       8,390,992
                                             --------------
              AUTOMOBILES -- 0.81%
    284,400   Bayerische Motoren Werke
                AG(c)......................       9,921,721
                                             --------------
              BROADCAST SERVICES/MEDIA -- 2.48%
    574,366   AOL Time Warner, Inc.(c).....      18,437,149
    258,848   Charter Communications,
                Inc. -- Class A(a)(c)......       4,252,873
     94,000   Comcast Corp. -- Class
                A(c).......................       3,384,000
     53,540   Gemstar -- TV Guide
                International,
                Inc.(a)(c).................       1,483,058
     66,254   Viacom, Inc. -- Class B(c)...       2,925,114
                                             --------------
                                                 30,482,194
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.51%
    312,192   Dell Computer Corp.(c).......       8,485,379
    295,400   EMC Corp.(c).................       3,970,176
    324,424   International Business
                Machines Corp. ............      39,242,327
    309,000   Sun Microsystems, Inc.(c)....       3,800,700
                                             --------------
                                                 55,498,582
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 12.31%
     86,500   Check Point Software
                Technologies, Ltd.(a)(c)...       3,450,485
  1,934,296   Cisco Systems, Inc.(c).......      35,030,101
     67,200   Electronic Arts, Inc.(c).....       4,028,640
     70,000   Electronic Data Systems
                Corp. .....................       4,798,500
  1,194,663   Microsoft Corp.(c)...........      79,146,424
    525,583   Oracle Corp.(c)..............       7,258,301
    175,000   Siebel Systems, Inc.(a)(c)...       4,896,500
     85,016   VeriSign, Inc.(a)(c).........       3,234,009
    218,000   VERITAS Software Corp.(c)....       9,772,940
                                             --------------
                                                151,615,900
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.62%
     22,200   Avon Products, Inc. .........       1,032,300
     78,600   Cendant Corp.(a)(c)..........       1,541,346
     76,100   Clorox Company...............       3,009,755
    226,000   Colgate-Palmolive Company....      13,051,500

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
     80,900   FedEx Corp.(c)...............  $    4,197,092
  1,392,885   General Electric Company.....      55,826,831
     64,300   Gillette Company.............       2,147,620
     65,000   Procter & Gamble Company.....       5,143,450
    145,000   United Parcel Service,
                Inc. -- Class B(a).........       7,902,500
                                             --------------
                                                 93,852,394
                                             --------------
              ELECTRONICS -- 0.26%
    132,857   Flextronics International,
                Ltd.(a)(c).................       3,187,239
                                             --------------
              FINANCE -- 7.32%
    507,887   Citigroup, Inc. .............      25,638,136
    347,996   Fannie Mae...................      27,665,682
     31,300   Freddie Mac..................       2,047,020
    282,985   Lehman Brothers Holdings,
                Inc. ......................      18,903,398
     38,612   Merrill Lynch & Company,
                Inc. ......................       2,012,457
    164,128   USA Education, Inc. .........      13,790,035
                                             --------------
                                                 90,056,728
                                             --------------
              FOOD AND BEVERAGE -- 5.89%
    443,049   Anheuser-Busch Companies,
                Inc. ......................      20,030,245
    157,000   Coca-Cola Company............       7,402,550
    253,900   Kraft Foods, Inc. ...........       8,640,217
    635,066   PepsiCo, Inc. ...............      30,921,363
    211,000   SYSCO Corp. .................       5,532,420
                                             --------------
                                                 72,526,795
                                             --------------
              INSURANCE -- 3.28%
    382,900   American International Group,
                Inc. ......................      30,402,260
     35,000   Marsh & McLennan Companies,
                Inc. ......................       3,760,750
     13,600   Progressive Corp. ...........       2,030,480
     57,200   Prudential Financial,
                Inc.(a)(c).................       1,898,468
     25,000   XL Capital Ltd. -- Class A...       2,284,000
                                             --------------
                                                 40,375,958
                                             --------------
              INTERNET SERVICES -- 0.24%
     44,700   eBay, Inc.(a)(c).............       2,990,430
                                             --------------
              LEISURE AND RECREATION -- 0.63%
    164,400   Four Seasons Hotels,
                Inc.(a)....................       7,687,344
                                             --------------
              MANUFACTURING -- 3.52%
    735,148   Tyco International, Ltd. ....      43,300,217
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 4.26%
     88,200   IMS Health, Inc. ............  $    1,720,782
     35,036   Laboratory Corp. of America
                Holdings(a)(c).............       2,832,661
    113,820   Quest Diagnostics, Inc.(c)...       8,162,032
    381,214   Tenet Healthcare Corp.(c)....      22,384,886
    245,672   UnitedHealth Group, Inc. ....      17,386,207
                                             --------------
                                                 52,486,568
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.27%
     22,900   Baxter International,
                Inc. ......................       1,228,127
     55,700   Boston Scientific Corp.(c)...       1,343,484
    265,416   Cytyc Corp.(a)(c)............       6,927,358
     34,300   Genzyme Corp.(c).............       2,053,198
    588,350   Johnson & Johnson............      34,771,485
     90,700   McKesson Corp. ..............       3,392,180
     54,254   Medtronic, Inc. .............       2,778,347
                                             --------------
                                                 52,494,179
                                             --------------
              OIL, COAL AND GAS -- 1.17%
     97,120   BJ Services Company(c).......       3,151,544
     57,200   EOG Resources, Inc.(a)(c)....       2,237,092
    100,013   Nabors Industries, Inc.(c)...       3,433,446
     58,000   Schlumberger, Ltd. ..........       3,187,100
     72,000   Transocean Sedco Forex,
                Inc. ......................       2,435,040
                                             --------------
                                                 14,444,222
                                             --------------
              PHARMACEUTICALS -- 12.71%
     61,000   Abbott Laboratories(c).......       3,400,750
    285,000   American Home Products
                Corp. .....................      17,487,600
     88,000   Bristol-Myers Squibb
                Company....................       4,488,000
    142,100   Eli Lilly & Company..........      11,160,534
    161,500   GlaxoSmithkline PLC (ADR)....       8,045,930
     14,300   IDEC Pharmaceuticals
                Corp.(c)...................         985,699
     49,995   King Pharmaceuticals,
                Inc.(c)....................       2,106,289
    234,000   Merck & Company, Inc. .......      13,759,200
    180,500   Millennium Pharmaceuticals,
                Inc.(a)(c).................       4,424,055
  1,572,877   Pfizer, Inc. ................      62,679,148
    441,459   Pharmacia Corp. .............      18,828,226
    252,000   Schering-Plough Corp. .......       9,024,120
                                             --------------
                                                156,389,551
                                             --------------
              REAL ESTATE INVESTMENT TRUST -- 0.39%
    159,158   Equity Office Properties
                Trust......................       4,787,473
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RESEARCH AND DEVELOPMENT -- 3.61%
    413,769   Amgen, Inc.(c)...............  $   23,353,122
    187,200   Genentech, Inc.(c)...........      10,155,600
     55,700   Gilead Sciences,
                Inc.(a)(c).................       3,660,604
    106,000   Human Genome Sciences,
                Inc.(a)(c).................       3,574,320
     80,000   MedImmune, Inc.(c)...........       3,708,000
                                             --------------
                                                 44,451,646
                                             --------------
              RETAIL -- 9.90%
    274,924   Costco Wholesale Corp.(c)....      12,201,127
    689,035   Home Depot, Inc.(a)..........      35,147,675
    163,900   Nike, Inc. -- Class B........       9,217,736
    611,983   Tiffany & Company............      19,259,105
    253,900   Walgreen Company.............       8,546,274
    652,318   Wal-Mart Stores, Inc. .......      37,540,901
                                             --------------
                                                121,912,818
                                             --------------
              SCIENTIFIC EQUIPMENT -- 0.53%
    168,000   Waters Corp.(c)..............       6,510,000
                                             --------------
              SEMICONDUCTORS -- 4.06%
     59,938   Applied Materials, Inc.(c)...       2,403,514
     72,200   ASML Holding N.V.(c).........       1,231,010
  1,102,200   Intel Corp. .................      34,664,190
    105,000   Maxim Integrated Products,
                Inc.(c)....................       5,513,550
     55,000   Micron Technology,
                Inc.(a)(c).................       1,705,000
     30,000   NVIDIA Corp.(a)(c)...........       2,007,000
    144,280   Taiwan Semiconductor
                Manufacturing Company, Ltd.
                (ADR)(a)(c)................       2,477,288
                                             --------------
                                                 50,001,552
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
              SERVICES -- 3.21%
    230,000   Nextel Communications,
                Inc. -- Class A(a)(c)......       2,520,800
    283,000   Nokia Oyj. (ADR).............       6,941,990
    289,290   QUALCOMM, Inc.(c)............      14,609,145
    126,000   Qwest Communications
                International, Inc.........       1,780,380
    304,000   Vodafone Group PLC (ADR).....       7,806,720
    415,000   WorldCom, Inc. -- WorldCom
                Group(c)...................       5,843,200
                                             --------------
                                                 39,502,235
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,269,479,538)..............   1,193,163,676
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              PREFERRED STOCK -- 0.15%
              AUTOMOBILES
      4,836   Porsche AG(c) (Cost
                $1,507,362)................  $    1,839,663
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.13%
  1,652,157   Merrimac Cash Fund -- Premium
                Class(b) (Cost
                $1,652,157)................       1,652,157
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 1.87%
$ 1,877,450   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...       1,877,450
  8,636,271   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................       8,636,271
  4,505,879   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........       4,505,879
  1,126,470   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       1,126,470
  1,877,450   BNP Paribas, 1.84%,
                01/09/02(b)................       1,877,450
  2,252,940   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       2,252,940
  2,314,202   Fleet National Bank, 1.95%,
                01/02/02(b)................       2,314,202
    375,490   Royal Bank Of Canada, 1.69%,
                01/07/02(b)................         375,490
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $22,966,152).................      22,966,152
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.30%
  9,387,250   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......       9,387,250
  1,808,752   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)................       1,808,752
  1,376,465   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       1,376,465
  1,501,960   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       1,501,960
  5,632,350   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......       5,632,350
  1,126,470   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......       1,126,470

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 7,509,800   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......  $    7,509,800
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $28,343,047).....      28,343,047
                                             --------------
              TOTAL SECURITIES (Cost
              $1,323,948,256)..............   1,247,964,695
                                             --------------
              REPURCHASE AGREEMENTS -- 3.32%
  6,857,886   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $6,858,419 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 7.011%, due
                09/01/18, with a value of
                $7,201,316)................       6,857,886
 10,122,821   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $10,123,608 (Collateralized
                by Fannie Mae, 2.888%, due
                11/25/22, with a value of
                $10,634,251)...............      10,122,821
 23,804,466   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $23,806,317 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 7.476%, due
                08/01/27, with a value of
                $2,130,270 and Fannie Mae,
                6.50%, due 05/15/31, value
                of $22,865,027)............      23,804,466
                                             --------------

              TOTAL REPURCHASE AGREEMENTS
              (Cost $40,785,173)...........      40,785,173
                                             --------------
              Total Investments -- 104.70%
              (Cost $1,364,733,429)........   1,288,749,868
              Liabilities less other
              assets -- (4.70)%............     (57,805,535)
                                             --------------
              NET ASSETS -- 100.00%........  $1,230,944,333
                                             ==============

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2001

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $1,350,411,174.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $  48,710,590
    Gross unrealized depreciation.........   (151,157,069)
                                            -------------
    Net unrealized depreciation...........  $(102,446,479)
                                            =============

---------------

(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipts.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 SHARES                                          VALUE
 ------                                       -----------
            COMMON STOCK -- 95.92%
            AEROSPACE -- 2.24%
  13,800    Empresa Brasileira de
              Aeronautica S.A. (Embraer)
              (ADR).........................  $   305,394
                                              -----------
            BANKS -- 8.79%
   3,000    Bank Of New York Company,
              Inc. .........................      122,400
   9,135    Charter One Financial, Inc. ....      248,015
   5,300    Huntington Bancshares, Inc. ....       91,107
  12,800    North Fork Bancorp., Inc. ......      409,472
   3,400    UnionBanCal Corp. ..............      129,200
   6,050    Washington Mutual, Inc. ........      197,835
                                              -----------
                                                1,198,029
                                              -----------
            BROADCAST SERVICES/MEDIA -- 4.84%
   5,100    Cablevision Systems New York
              Group(a)......................      241,995
   8,500    Cablevision Systems Corp. --
              Rainbow Media Group(a)........      209,950
   3,400    McGraw-Hill Companies, Inc. ....      207,332
                                              -----------
                                                  659,277
                                              -----------
            COMMERCIAL SERVICES -- 7.86%
  13,500    Accenture, Ltd.(a)..............      363,420
  11,900    Acxiom Corp.(a).................      207,893
  17,200    Cendant Corp.(a)................      337,292
   6,900    Viad Corp. .....................      163,392
                                              -----------
                                                1,071,997
                                              -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.18%
  37,100    IKON Office Solutions, Inc. ....      433,699
                                              -----------
            CONSUMER GOODS AND SERVICES -- 3.48%
   5,100    Avon Products, Inc. ............      237,150
   5,600    Sabre Holdings Corp.(a).........      237,160
                                              -----------
                                                  474,310
                                              -----------
            ELECTRONICS -- 3.14%
   1,200    Amphenol Corp. -- Class A(a)....       57,660
   2,100    L-3 Communications Holdings,
              Inc.(a).......................      189,000
   6,700    Molex, Inc. -- Class A..........      181,235
                                              -----------
                                                  427,895
                                              -----------
            FINANCIAL SERVICES -- 3.73%
  11,000    AmeriCredit Corp.(a)............      347,050
     800    Federated Investors,
              Inc. -- Class B...............       25,504
   3,900    T. Rowe Price Group, Inc. ......      135,447
                                              -----------
                                                  508,001
                                              -----------
            INSURANCE -- 8.95%
  10,300    Aon Corp. ......................      365,856
   3,400    Everest Re Group, Ltd. .........      240,380

 SHARES                                          VALUE
 ------                                       -----------
            COMMON STOCK (CONTINUED)
            INSURANCE (CONTINUED)
   7,300    Loews Corp. ....................  $   404,274
   8,900    Willis Group Holdings,
              Ltd.(a).......................      209,595
                                              -----------
                                                1,220,105
                                              -----------
            LEISURE & RECREATION -- 1.50%
   7,300    Carnival Corp. .................      204,984
                                              -----------
            MEDICAL AND OTHER HEALTH SERVICES -- 4.48%
   4,300    Anthem, Inc.(a).................      212,850
   3,400    Wellpoint Health Networks,
              Inc.(a).......................      397,290
                                              -----------
                                                  610,140
                                              -----------
            MEDICAL EQUIPMENT AND SUPPLIES -- 6.89%
   7,600    Beckman Coulter, Inc. ..........      336,680
  12,600    Boston Scientific Corp.(a)......      303,912
   6,000    Guidant Corp.(a)................      298,800
                                              -----------
                                                  939,392
                                              -----------
            OIL, COAL AND GAS -- 7.74%
  15,300    Arch Coal, Inc. ................      347,310
   6,600    CONSOL Energy, Inc. ............      163,944
  20,200    Massey Energy Company...........      418,746
   4,800    PanCanadian Energy Corp. .......      124,800
                                              -----------
                                                1,054,800
                                              -----------
            OIL AND GAS: PIPELINES -- 3.19%
   4,600    Dynegy, Inc. -- Class A.........      117,300
   5,700    Kinder Morgan, Inc. ............      317,433
                                              -----------
                                                  434,733
                                              -----------
            PHARMACEUTICALS -- 4.73%
   9,900    ICN Pharmaceuticals, Inc. ......      331,650
  12,600    Omnicare, Inc. .................      313,488
                                              -----------
                                                  645,138
                                              -----------
            RETAIL -- 12.65%
  35,500    AutoNation, Inc.(a).............      437,715
  32,800    Circuit City Stores,
              Inc. -- CarMax Group(a).......      745,872
  10,100    Dollar Tree Stores, Inc.(a).....      312,191
  11,000    Toys 'R' Us, Inc.(a)............      228,140
                                              -----------
                                                1,723,918
                                              -----------
            RETAIL: RESTAURANTS -- 1.44%
   6,900    AFC Enterprises, Inc.(a)........      195,891
                                              -----------
            SCIENTIFIC & TECHNICAL INSTRUMENTS -- 1.46%
   2,300    Applied Biosystems Group --
              Applera Corp. ................       90,321
   1,800    Millipore Corp. ................      109,260
                                              -----------
                                                  199,581
                                              -----------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2001

 SHARES                                          VALUE
 ------                                       -----------
            COMMON STOCK (CONTINUED)
            TELECOMMUNICATIONS EQUIPMENT AND
            SERVICES -- 3.78%
  11,200    EchoStar Communications Corp. --
              Class A(a)....................  $   307,664
   8,500    Sprint Corp. (PCS Group)........      207,485
                                              -----------
                                                  515,149
                                              -----------
            UTILITIES: ELECTRIC -- 1.85%
   5,300    ALLETE, Inc. ...................      133,560
   6,200    PG&E Corp. .....................      119,288
                                              -----------
                                                  252,848
                                              -----------
            TOTAL COMMON STOCK (Cost
            $11,750,561)....................   13,075,281
                                              -----------

PRINCIPAL
---------
            REPURCHASE AGREEMENT -- 4.23%
$577,220    With Investors Bank & Trust,
              dated 12/31/01, 1.40%, due
              01/02/02, repurchase proceeds
              at maturity $577,265,
              (Collateralized by Fannie Mae,
              2.89%, due 11/25/22, with a
              value of $614,289) (Cost
              $577,220).....................      577,220
                                              -----------
            Total Investments -- 100.15%
            (Cost $12,327,781)..............   13,652,501
            Liabilities less other
            assets -- (0.15)%...............      (20,207)
                                              -----------
            NET ASSETS -- 100.00%...........  $13,632,294
                                              ===========

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $11,870,910.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 1,448,794
    Gross unrealized depreciation...........     (244,423)
                                              -----------
    Net unrealized appreciation.............  $ 1,204,371
                                              ===========

---------------
(a) Non-income producing security.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK -- 96.25%
           AEROSPACE -- 1.02%
   2,000   General Dynamics Corp. ...........  $   159,280
                                               -----------
           AIRLINES -- 0.56%
   3,000   Delta Air Lines, Inc. ............       87,780
                                               -----------
           AGRICULTURAL PRODUCTS -- 0.54%
   2,500   Monsanto Company..................       84,500
                                               -----------
           BANKS -- 3.50%
   3,500   City National Corp. ..............      163,975
   2,000   Investors Financial Services
             Corp. ..........................      132,420
   2,500   North Fork Bancorporation,
             Inc. ...........................       79,975
   3,500   TCF Financial Corp. ..............      167,930
                                               -----------
                                                   544,300
                                               -----------
           BROADCAST SERVICES/MEDIA -- 3.29%
  10,000   Charter Communications, Inc. --
             Class A(a)......................      164,300
   2,500   Entercom Communications Corp.(a)..      125,000
   5,500   Univision Communications, Inc. --
             Class A(a)......................      222,530
                                               -----------
                                                   511,830
                                               -----------
           BUSINESS SERVICES -- 3.75%
   2,500   ARAMARK Corp. -- Class B(a).......       67,250
   3,500   Fiserv, Inc.(a)...................      148,120
   6,500   KPMG Consulting, Inc.(a)..........      107,705
   2,500   Paychex, Inc.(a)..................       87,125
   6,500   Robert Half International,
             Inc.(a).........................      173,550
                                               -----------
                                                   583,750
                                               -----------
           COMPUTERS AND OFFICE EQUIPMENT -- 1.26%
   2,500   Brocade Communications Systems,
             Inc.(a).........................       82,800
   5,000   Jabil Circuit, Inc.(a)............      113,600
                                               -----------
                                                   196,400
                                               -----------
           COMPUTER SOFTWARE AND SERVICES -- 12.31%
   4,100   Affiliated Computer Services,
             Inc. -- Class A(a)..............      435,133
   6,500   BISYS Group, Inc.(a)..............      415,935
   5,500   Check Point Software Technologies,
             Ltd.(a).........................      219,395
   3,000   Electronic Arts, Inc.(a)..........      179,850
   3,000   Emulex Corp.(a)...................      118,530
   5,500   McDATA Corp. -- Class B(a)........      138,105
   2,500   Mercury Interactive Corp.(a)......       84,950
   5,500   Peregrine Systems, Inc.(a)........       81,565

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK (CONTINUED)
           COMPUTER SOFTWARE AND SERVICES (CONTINUED)
   4,000   VeriSign, Inc.(a).................  $   152,160
   2,000   VERITAS Software Corp.(a).........       89,660
                                               -----------
                                                 1,915,283
                                               -----------
           ELECTRONICS -- 2.63%
  10,000   Flextronics International,
             Ltd.(a).........................      239,900
   8,500   Sanmina -- SCI Corp.(a)...........      169,150
                                               -----------
                                                   409,050
                                               -----------
           FINANCE -- 2.51%
   5,500   Concord EFS, Inc.(a)..............      180,290
   2,500   USA Education, Inc. ..............      210,050
                                               -----------
                                                   390,340
                                               -----------
           INSURANCE -- 2.90%
   2,500   Everest Re Group, Ltd. ...........      176,750
   3,000   XL Capital, Ltd. -- Class A.......      274,080
                                               -----------
                                                   450,830
                                               -----------
           LEISURE AND RECREATION -- 1.82%
   9,500   Starwood Hotel & Resorts
             Worldwide, Inc. ................      283,575
                                               -----------
           MANUFACTURING -- 0.58%
   1,500   Danaher Corp. ....................       90,465
                                               -----------
           MEDICAL AND OTHER HEALTH SERVICES -- 4.56%
   3,500   Anthem, Inc.(a)...................      173,250
   1,500   Laboratory Corporation of America
             Holdings(a).....................      121,275
   6,500   Triad Hospitals, Inc.(a)..........      190,775
   2,500   Universal Health Services, Inc. --
             Class B(a)......................      106,950
   1,000   WellPoint Health Networks,
             Inc.(a).........................      116,850
                                               -----------
                                                   709,100
                                               -----------
           MEDICAL EQUIPMENT AND SUPPLIES -- 9.20%
   5,000   Biomet, Inc. .....................      154,500
   7,500   Cytyc Corp.(a)....................      195,750
   2,500   Genzyme Corp.(a)..................      149,650
   4,000   Invitrogen Corp.(a)...............      247,720
   3,500   St. Jude Medical, Inc.(a).........      271,775
   4,000   Stryker Corp. ....................      233,480
   2,500   Varian Medical Systems, Inc.(a)...      178,150
                                               -----------
                                                 1,431,025
                                               -----------
           OIL, COAL AND GAS -- 7.94%
   9,500   BJ Services Company(a)............      308,275
   7,500   EOG Resources, Inc. ..............      293,325
   7,500   Noble Drilling Corp.(a)...........      255,300

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2001

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK (CONTINUED)
           OIL, COAL AND GAS (CONTINUED)
   1,500   Smith International, Inc.(a)......  $    80,430
   8,000   Weatherford International,
             Inc.(a).........................      298,080
                                               -----------
                                                 1,235,410
                                               -----------
           OIL AND GAS: PIPELINES -- 0.55%
   5,000   Aquila, Inc.(a)...................       85,500
                                               -----------
           PHARMACEUTICALS -- 12.04%
   2,500   AmerisourceBergen Corp.(a)........      158,875
   3,300   Andrx Group(a)....................      232,353
   4,000   Cephalon, Inc.(a).................      302,340
   4,000   Forest Laboratories, Inc.(a)......      327,800
   4,000   ICOS Corp.(a).....................      229,760
   4,500   IDEC Pharmaceuticals Corp.(a).....      310,185
   3,500   King Pharmaceuticals, Inc.(a).....      147,455
   4,500   Shire Pharmaceuticals Group PLC
             (ADR)(a)........................      164,700
                                               -----------
                                                 1,873,468
                                               -----------
           RESEARCH AND DEVELOPMENT -- 3.64%
   2,000   Gilead Sciences, Inc.(a)..........      131,440
   4,000   Immunex Corp.(a)..................      110,840
   7,000   MedImmune, Inc.(a)................      324,450
                                               -----------
                                                   566,730
                                               -----------
           RETAIL -- 7.68%
   4,000   Bed Bath & Beyond, Inc.(a)........      135,600
   2,500   Best Buy Company, Inc.(a).........      186,200
   3,500   BJ's Wholesale Club, Inc.(a)......      154,350
   5,500   CDW Computer Centers, Inc.(a).....      295,405
   2,000   NIKE, Inc. -- Class B.............      112,480
   3,500   TJX Companies, Inc. ..............      139,510
   4,000   Williams-Sonoma, Inc.(a)..........      171,600
                                               -----------
                                                 1,195,145
                                               -----------
           RETAIL: RESTAURANTS -- 0.73%
   6,000   Starbucks Corp.(a)................      114,300
                                               -----------
           SCIENTIFIC EQUIPMENT -- 2.24%
   9,000   Waters Corp.(a)...................      348,750
                                               -----------
           SEMICONDUCTORS -- 5.42%
   5,500   Intersil Corp. -- Class A(a)......      177,375
   2,500   Micrel, Inc.(a)...................       65,575
   6,000   Microchip Technology, Inc.(a).....      232,440

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK (CONTINUED)
           SEMICONDUCTORS (CONTINUED)
   1,500   NVIDIA Corp.(a)...................  $   100,350
   7,500   Semtech Corp.(a)..................      267,675
                                               -----------
                                                   843,415
                                               -----------
           TELECOMMUNICATIONS EQUIPMENT AND
             SERVICES -- 1.94%
   5,500   Amdocs, Ltd.(a)...................      186,835
   6,000   RF Micro Devices, Inc.(a).........      115,380
                                               -----------
                                                   302,215
                                               -----------
           TOYS -- 1.55%
  14,000   Mattel, Inc. .....................      240,800
                                               -----------
           UTILITIES -- 2.09%
  12,000   Calpine Corp.(a)..................      201,480
   8,000   NRG Energy, Inc.(a)...............      124,000
                                               -----------
                                                   325,480
                                               -----------
           TOTAL COMMON STOCK
           (Cost $14,519,980)................   14,978,721
                                               -----------
PRINCIPAL
---------
            REPURCHASE AGREEMENT -- 4.24%
$660,472    With Investors Bank & Trust, dated
              12/31/01, 1.40%, due 01/02/02,
              repurchase proceeds at maturity
              $660,524 (Collateralized by
              Fannie Mae Adjustable Rate
              Mortgage, 6.001%, due 12/15/04,
              with a value of $693,933) (Cost
              $660,472).......................      660,472
                                                -----------
            Total Investments -- 100.49%
            (Cost $15,180,452)................   15,639,193
            Liabilities less other
            assets -- (0.49)%.................      (76,245)
                                                -----------
            NET ASSETS -- 100.00%.............  $15,562,948
                                                ===========

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $14,666,699.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $1,012,418
    Gross unrealized depreciation...........    (700,396)
                                              ----------
    Net unrealized appreciation.............  $  312,022
                                              ==========

---------------
(a) Non-income producing security.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 96.05%
              ADVERTISING -- 0.39%
     85,800   Lamar Advertising
                Company(a)(c)..............  $    3,632,772
     50,600   R.H. Donnelley Corp.(c)......       1,469,930
                                             --------------
                                                  5,102,702
                                             --------------
              AEROSPACE -- 0.77%
    219,900   AAR Corp. ...................       1,981,299
    121,027   DRS Technologies, Inc.(c)....       4,314,613
     59,300   GenCorp Inc. ................         836,723
     28,700   Moog, Inc. -- Class A........         625,660
     37,000   Triumph Group, Inc.(c).......       1,202,500
     70,800   United Industrial Corp. .....       1,185,900
                                             --------------
                                                 10,146,695
                                             --------------
              AGRICULTURE -- 0.22%
    131,000   Delta and Pine Land Company..       2,964,530
                                             --------------
              AIRLINES -- 0.38%
    232,400   AirTran Holdings, Inc.(c)....       1,533,840
     64,950   Atlantic Coast Airlines
                Holdings, Inc.(c)..........       1,512,685
    112,650   Frontier Airlines, Inc.(c)...       1,915,050
                                             --------------
                                                  4,961,575
                                             --------------
              APPAREL -- 0.68%
    229,500   Ashworth, Inc.(c)............       1,810,755
    103,300   Nautica Enterprises,
                Inc.(c)....................       1,321,207
    250,700   Pacific Sunwear of
                California, Inc.(c)........       5,119,294
     72,700   Phillips-Van Heusen Corp. ...         792,430
                                             --------------
                                                  9,043,686
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.43%
    267,400   ArvinMeritor, Inc. ..........       5,251,736
     39,000   IMPCO Technologies,
                Inc.(a)(c).................         494,910
                                             --------------
                                                  5,746,646
                                             --------------
              BANKS -- 4.94%
    151,976   Banner Corp. ................       2,569,914
     47,100   Boston Private Financial
                Holdings, Inc. ............       1,039,497
    114,200   Commercial Federal Corp. ....       2,683,700
     57,500   Community First Bankshares,
                Inc. ......................       1,477,175
      8,100   Corus Bankshares, Inc. ......         367,740
     24,800   Dime Community Bancshares....         695,888
     72,500   FirstFed Financial
                Corp.(c)...................       1,858,175
     27,375   First Midwest Bancorp.,
                Inc. ......................         799,076

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BANKS (CONTINUED)
     65,200   Flagstar Bancorp, Inc. ......  $    1,312,476
     28,800   GBC Bancorp..................         849,600
    790,000   Hibernia Corporation -- Class
                A..........................      14,054,100
    562,111   Hudson United Bancorp........      16,132,586
    113,600   Independence Community Bank
                Corp. .....................       2,585,536
    130,300   Irwin Financial Corp.(a).....       2,215,100
    325,000   People's Bank................       6,909,500
    101,200   Provident Bankshares
                Corp. .....................       2,459,160
     57,100   R&G Financial Corp. -- Class
                B..........................         978,694
     80,000   Staten Island Bancorp,
                Inc. ......................       1,304,800
     69,150   Sterling Bancshares, Inc. ...         865,758
     46,800   Trustmark Corp. .............       1,133,964
     17,200   UCBH Holdings, Inc. .........         489,168
     41,475   UMB Financial Corp. .........       1,659,000
     17,500   Washington Federal, Inc. ....         451,150
     11,100   Westamerica Bancorp..........         439,227
                                             --------------
                                                 65,330,984
                                             --------------
              BROADCAST SERVICES/MEDIA -- 6.38%
    160,000   Adelphia Communications
                Corp. -- Class A(a)(c).....       4,988,800
    439,400   Cox Radio, Inc. -- Class
                A(c).......................      11,195,912
    399,200   Crown Media Holdings,
                Inc.(c)....................       4,506,968
    217,700   Cumulus Media, Inc. -- Class
                A(c).......................       3,522,386
    662,400   Emmis Communications
                Corp. -- Class A(c)........      15,659,136
    135,239   Entercom Communications
                Corp.(c)...................       6,761,950
    474,800   Entravision Communications
                Corp. -- Class A(c)........       5,673,860
    184,400   Insight Communications
                Company, Inc.(c)...........       4,455,104
    161,600   LodgeNet Entertainment
                Corp.(c)...................       2,761,744
    132,300   Martha Stewart Living
                Omnimedia, Inc. -- Class
                A(a)(c)....................       2,176,335
    261,200   Mediacom Communications
                Corp.(a)(c)................       4,769,512
     61,500   Paxson Communications
                Corp.(c)...................         642,675
    263,000   Radio One, Inc. -- Class
                A(c).......................       4,857,610
    172,100   Regent Communications,
                Inc.(c)....................       1,161,675
    283,097   Saga Communications, Inc. --
                Class A(c).................       5,860,108

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
    205,400   Salem Communications
                Corp. -- Class A(c)........  $    4,724,200
     76,500   Sinclair Broadcast Group,
                Inc. -- Class A(c).........         723,690
                                             --------------
                                                 84,441,665
                                             --------------
              BUSINESS SERVICES -- 1.58%
    128,300   ABM Industries, Inc. ........       4,022,205
     23,900   Cerner Corp.(a)(c)...........       1,193,327
     57,700   Corporate Executive Board
                Company(a)(c)..............       2,117,590
    346,733   Encompass Service Corp.(c)...       1,005,526
     58,000   MIM Corp.(c).................       1,032,400
    102,300   National Processing,
                Inc.(c)....................       3,324,750
    134,800   NCO Group, Inc.(a)(c)........       3,086,920
     90,700   Paxar Corp.(c)...............       1,287,940
    123,900   Resources Connection,
                Inc.(a)(c).................       3,262,287
     26,000   Watson Wyatt & Company
                Holdings(c)................         566,800
                                             --------------
                                                 20,899,745
                                             --------------
              CHEMICALS -- 0.19%
     49,900   Airgas, Inc.(c)..............         754,488
     28,300   Albemarle Corp. .............         679,200
     16,600   Cytec Industries, Inc.(c)....         448,200
     39,900   Olin Corp. ..................         643,986
                                             --------------
                                                  2,525,874
                                             --------------
              COLLECTIBLES -- 0.05%
     56,800   The Topps Company, Inc.(c)...         690,120
                                             --------------
              COMMERCIAL SERVICES -- 1.02%
     32,800   Boron, LePore & Associates,
                Inc.(c)....................         452,312
     19,400   Chemed Corp. ................         657,660
    146,000   F.Y.I., Inc.(c)..............       4,891,000
    146,570   Iron Mountain, Inc.(a)(c)....       6,419,766
    845,000   Student Advantage, Inc.(c)...       1,064,700
                                             --------------
                                                 13,485,438
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.61%
    209,900   Concurrent Computer
                Corp.(c)...................       3,117,015
     67,100   Daisytek International
                Corp.(c)...................         883,707
    103,300   Electronics for Imaging,
                Inc.(c)....................       2,304,623

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT (CONTINUED)
     76,600   Handspring, Inc.(a)(c).......  $      516,284
     54,000   John H. Harland Company......       1,193,400
                                             --------------
                                                  8,015,029
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 8.62%
    137,100   Acclaim Entertainment,
                Inc.(a)(c).................         726,630
     39,900   Activision, Inc.(c)..........       1,037,799
    146,800   Akamai Technologies,
                Inc.(a)(c).................         871,992
    435,000   American Management Systems,
                Inc.(c)....................       7,864,800
     26,000   ANSYS, Inc.(c)...............         640,900
     35,900   Avid Technology, Inc.(c).....         436,185
     19,400   CACI International, Inc. --
                Class A(c).................         766,009
     32,700   Caminus Corp.(c).............         752,100
    302,500   Checkpoint Systems,
                Inc.(a)(c).................       4,053,500
     70,500   Embarcadero Technologies,
                Inc.(a)(c).................       1,706,100
    992,881   Inktomi Corp.(c).............       6,662,232
     64,100   InterCept Group,
                Inc.(a)(c).................       2,621,690
    102,300   Inter-Tel, Inc. .............       1,966,206
     25,600   JDA Software Group,
                Inc.(c)....................         572,160
     42,900   JNI Corp.(c).................         356,499
     36,150   Kronos, Inc.(c)..............       1,748,937
    289,700   Legato Systems, Inc.(c)......       3,757,409
     46,400   Mentor Graphics Corp.(c).....       1,093,648
     63,000   Midway Games, Inc.(c)........         945,630
    218,500   Moldflow Corp.(c)............       3,128,920
    171,900   MRO Software, Inc.(c)........       4,019,022
     47,600   MTS Systems Corp. ...........         481,236
    204,125   Netegrity, Inc.(a)(c)........       3,951,860
    140,000   Novell, Inc.(c)..............         642,600
     47,100   Open Text Corp.(a)(c)........       1,392,276
    259,900   OPNET Technologies,
                Inc.(c)....................       3,745,159
    788,700   Parametric Technology
                Corp.(c)...................       6,159,747
    151,666   PLATO Learning, Inc.(c)......       2,519,172
    300,000   Rational Software Corp.(c)...       5,850,000
    885,600   Redback Networks, Inc.(c)....       3,498,120
    671,563   Red Hat, Inc.(c).............       4,768,097
     22,000   Renaissance Learning,
                Inc.(c)....................         670,340
     66,400   Roxio, Inc.(c)...............       1,098,920
    117,800   S1 Corp.(c)..................       1,906,004

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER AND SOFTWARE SERVICES (CONTINUED)
    108,124   SeaChange International,
                Inc.(a)(c).................  $    3,689,191
    109,800   SERENA Software, Inc.(c).....       2,387,052
    100,000   Synopsys, Inc.(a)(c).........       5,907,000
     65,028   Take-Two Interactive
                Software, Inc.(a)(c).......       1,051,503
     77,180   TALX Corp. ..................       1,927,956
    600,025   3DO Company(c)...............       1,248,052
     30,400   Tier Technologies, Inc. --
                Class B(c).................         655,424
    354,050   Titan Corp.(a)(c)............       8,833,548
     39,900   Transaction Systems
                Architects, Inc. -- Class
                A(c).......................         489,174
     63,000   Vastera, Inc.(c).............       1,046,430
     27,600   Virage Logic Corp.(c)........         530,748
    234,100   webMethods, Inc.(a)(c).......       3,923,516
                                             --------------
                                                114,101,493
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.57%
    389,800   Champion Enterprises,
                Inc.(c)....................       4,798,438
     21,900   Crossmann Communities,
                Inc. ......................         722,700
     58,600   Insituform Technologies,
                Inc. -- Class A(c).........       1,498,988
     64,100   KB Home......................       2,570,410
     49,100   Lennox International,
                Inc. ......................         476,270
     31,800   M.D.C. Holdings, Inc. .......       1,201,722
     12,200   Meritage Corp.(c)............         625,860
      9,800   Nortek, Inc.(c)..............         273,420
      7,700   NVR, Inc.(c).................       1,570,800
     18,600   Ryland Group, Inc.(a)........       1,361,520
     15,800   Standard Pacific Corp. ......         384,256
     28,700   Toll Brothers, Inc.(a)(c)....       1,259,930
     41,400   Walter Industries, Inc. .....         468,234
     74,675   Watsco, Inc. ................       1,060,385
     66,600   York International Corp. ....       2,539,458
                                             --------------
                                                 20,812,391
                                             --------------
              CONSUMER GOODS AND SERVICES -- 2.81%
     55,300   American Greetings Corp. --
                Class A(a).................         762,034
    124,900   Coinstar, Inc.(c)............       3,122,500
     39,900   Direct Focus, Inc.(a)(c).....       1,244,880
     36,600   GTECH Holdings Corp.(c)......       1,657,614
    190,700   Helen of Troy, Ltd.(c).......       2,366,587
    103,500   Mohawk Industries,
                Inc.(a)(c).................       5,680,080

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
    114,900   NBTY, Inc.(c)................  $    1,344,330
    253,950   1-800 CONTACTS, Inc.(a)(c)...       3,159,138
    329,623   1-800 FLOWERS.COM,
                Inc.(a)(c).................       5,142,119
    118,900   Rayovac Corp.(a)(c)..........       2,092,640
    150,700   Regis Corp. .................       3,885,046
    186,900   RPM, Inc. ...................       2,702,574
     61,800   Salton, Inc.(a)(c)...........       1,166,784
     22,400   Sunrise Assisted Living,
                Inc.(a)(c).................         652,064
     49,900   Toro Company.................       2,245,500
                                             --------------
                                                 37,223,890
                                             --------------
              CORRECTIONAL SERVICES -- 0.12%
     92,000   Cornell Companies, Inc.(c)...       1,623,800
                                             --------------
              DISTRIBUTION -- 0.77%
    101,600   Handleman Company(c).........       1,508,760
     39,900   Hughes Supply, Inc. .........       1,231,713
    182,700   NuCo2, Inc.(a)(c)............       2,196,054
     27,900   ScanSource, Inc.(c)..........       1,328,040
     43,500   Standard Commercial Corp. ...         717,750
     45,700   United Stationers, Inc.(c)...       1,537,805
     45,500   Universal Corp. .............       1,656,655
                                             --------------
                                                 10,176,777
                                             --------------
              EDUCATION -- 1.90%
    112,800   Bright Horizons Family
                Solutions, Inc.(c).........       3,157,272
     76,900   Career Education Corp.(c)....       2,636,132
    471,765   ITT Educational Services,
                Inc.(c)....................      17,393,976
     90,900   Sylvan Learning Systems,
                Inc.(c)....................       2,006,163
                                             --------------
                                                 25,193,543
                                             --------------
              ELECTRONICS -- 2.93%
     65,000   Ansoft Corp.(c)..............         949,000
    144,200   DuraSwitch Industries,
                Inc.(c)....................       1,225,700
     94,000   Littelfuse, Inc.(a)(c).......       2,466,560
    124,675   Merix Corp.(c)...............       2,150,644
     76,500   Methode Electronics, Inc. --
                Class A....................         612,000
    174,800   Optimal Robotics
                Corp.(a)(c)................       6,196,660
     53,559   Pemstar, Inc.(c).............         642,708
     25,300   Planar Systems, Inc.(c)......         533,830
     65,200   Recoton Corp.(c).............         886,720

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS (CONTINUED)
    210,000   Rogers Corp.(c)..............  $    6,363,000
    107,950   Signal Technology Corp.(c)...         618,553
    472,800   Thomas & Betts Corp. ........       9,999,720
    184,600   Universal Electronics,
                Inc.(c)....................       3,176,966
    184,700   Zygo Corp.(c)................       2,936,730
                                             --------------
                                                 38,758,791
                                             --------------
              ENGINEERING -- 0.52%
     22,200   EMCOR Group, Inc.(c).........       1,007,880
    152,100   Michael Baker Corp.(c).......       2,311,920
     70,100   TRC Companies, Inc.(c).......       3,505,000
                                             --------------
                                                  6,824,800
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.34%
    295,920   Allied Waste Industries,
                Inc.(c)....................       4,160,635
    344,700   Casella Waste Systems,
                Inc. -- Class A(c).........       5,105,007
     62,500   Catalytica Energy Systems,
                Inc.(c)....................         285,625
    151,500   Republic Services, Inc.(c)...       3,025,455
    113,200   Waste Connections,
                Inc.(a)(c).................       3,508,068
    250,600   Waste Holdings, Inc.(c)......       1,578,780
                                             --------------
                                                 17,663,570
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 0.21%
    174,100   Aaron Rents, Inc. -- Class
                B..........................       2,837,830
                                             --------------
              FINANCE -- 0.64%
     20,700   Actrade Financial
                Technologies, Ltd.(a)(c)...         609,615
    260,590   Allied Capital Corp. ........       6,775,340
     33,100   Doral Financial Corp. .......       1,033,051
                                             --------------
                                                  8,418,006
                                             --------------
              FOOD AND BEVERAGE -- 0.92%
    104,503   American Italian Pasta
                Company -- Class A(c)......       4,392,261
     30,600   Constellation Brands, Inc. --
                Class A(c).................       1,311,210
     79,200   Del Monte Foods Company(c)...         673,992
     42,500   Dole Food Company, Inc. .....       1,140,275
     15,800   Fleming Companies, Inc.(a)...         292,300
     41,400   Interstate Bakeries Corp. ...       1,001,052
    406,500   Monterey Pasta Company(c)....       3,032,490
     26,900   Pilgrim's Pride
                Corp. -- Class B...........         364,495
                                             --------------
                                                 12,208,075
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FUNERAL SERVICES -- 0.13%
    275,200   Stewart Enterprises, Inc. --
                Class A(c).................  $    1,648,448
                                             --------------
              INSURANCE -- 1.17%
     14,500   Delphi Financial Group,
                Inc. -- Class A............         482,850
    122,100   First American Corp.(a)......       2,288,154
     65,700   Landamerica Financial Group,
                Inc. ......................       1,885,590
     38,600   National Western Life
                Insurance Company -- Class
                A(c).......................       4,292,320
      6,800   Philadelphia Consolidated
                Holding Corp.(c)...........         256,428
    161,600   Scottish Annuity & Life
                Holdings, Ltd. ............       3,126,960
     22,600   StanCorp Financial Group,
                Inc. ......................       1,067,850
     30,200   Triad Guaranty, Inc.(c)......       1,095,354
    151,700   Universal American Financial
                Corp.(c)...................       1,030,043
                                             --------------
                                                 15,525,549
                                             --------------
              INTERNET -- 2.50%
    325,350   Alloy Online, Inc.(a)(c).....       7,004,786
     53,400   AsiaInfo Holdings, Inc.(c)...         930,228
    497,900   CNET Networks, Inc.(c).......       4,466,163
  1,105,500   Covad Communications Group,
                Inc.(c)....................       3,161,730
     55,300   DigitalThink, Inc.(c)........         597,240
    325,200   EarthLink, Inc.(c)...........       3,957,684
     84,700   FreeMarkets, Inc.(a)(c)......       2,030,259
     18,600   Global Sports, Inc.(a)(c)....         371,070
     73,900   McAfee.com Corp. -- Class
                A(a)(c)....................       2,505,949
     29,700   Overture Services,
                Inc.(a)(c).................       1,052,271
    316,900   Priceline.com, Inc.(c).......       1,844,358
     89,400   Register.com, Inc.(c)........       1,028,100
     78,600   Travelocity.com,
                Inc.(a)(c).................       2,256,606
     98,800   Tumbleweed Communications
                Corp.(c)...................         586,872
     40,600   Websense, Inc.(c)............       1,302,042
                                             --------------
                                                 33,095,358
                                             --------------
              LEISURE AND RECREATION -- 1.31%
    318,868   AMC Entertainment, Inc.(c)...       3,826,416
     32,500   Ameristar Casinos, Inc.(c)...         814,125
     86,100   Aztar Corp.(c)...............       1,575,630
    195,300   Isle of Capri Casinos,
                Inc.(c)....................       2,613,114

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
    132,000   MTR Gaming Group, Inc.(c)....  $    2,112,000
     52,800   Penn National Gaming,
                Inc.(c)....................       1,601,952
     31,800   Polaris Industries, Inc. ....       1,836,450
    263,900   Station Casinos,
                Inc.(a)(c).................       2,953,041
                                             --------------
                                                 17,332,728
                                             --------------
              MACHINERY -- 0.75%
     21,600   Flowserve Corp.(c)...........         574,776
     38,200   Graco, Inc. .................       1,491,710
     68,600   JLG Industries, Inc. ........         730,590
     88,600   Joy Global, Inc.(a)(c).......       1,488,480
     24,500   Kennametal, Inc. ............         986,615
     50,900   Lincoln Electric Holdings,
                Inc. ......................       1,243,996
     21,000   Manitowoc Company, Inc. .....         653,100
     72,900   Stewart & Stevenson Services,
                Inc. ......................       1,371,249
     19,600   Tecumseh Products
                Company -- Class A.........         992,348
      8,000   Zebra Technologies Corp. --
                Class A(c).................         444,080
                                             --------------
                                                  9,976,944
                                             --------------
              MANUFACTURING -- 1.71%
    145,500   Applied Films Corp.(a)(c)....       4,546,875
     87,000   Armor Holdings, Inc.(a)(c)...       2,348,130
      8,400   Ball Corp. ..................         593,880
     36,900   Briggs & Stratton Corp.(a)...       1,575,630
    266,500   C&D Technologies, Inc.(a)....       6,089,525
     15,600   Engineered Support Systems,
                Inc. ......................         533,676
     50,850   Griffon Corp.(c).............         762,750
     81,200   Ivex Packaging Corp.(c)......       1,542,800
     17,700   Lancaster Colony Corp. ......         628,527
    139,800   Lydall, Inc.(c)..............       1,398,000
     11,900   Powell Industries, Inc.(c)...         223,363
     49,100   Roper Industries, Inc. ......       2,430,450
                                             --------------
                                                 22,673,606
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 9.33%
     45,800   Accredo Health, Inc.(c)......       1,818,260
     85,400   American Healthways,
                Inc.(c)....................       2,727,676
    138,500   Community Health
                Care(a)(c).................       3,531,750
     67,940   DIANON Systems, Inc.(c)......       4,130,752
     71,200   Healthcare Services Group,
                Inc.(c)....................         733,360
  1,464,800   HEALTHSOUTH Corp.(c).........      21,708,336

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
     62,300   IDEXX Laboratories,
                Inc.(c)....................  $    1,776,173
    650,000   IMS Health, Inc. ............      12,681,500
    580,000   Lincare Holdings, Inc.(c)....      16,617,000
    121,800   MedCath Corp.(c).............       2,043,804
    112,600   Mid Atlantic Medical
                Services, Inc.(c)..........       2,556,020
     47,900   National Dentex Corp.(c).....       1,158,222
     41,700   NDCHealth Corp. .............       1,440,735
    194,437   Orthodontic Centers of
                America, Inc.(a)(c)........       5,930,328
     52,800   PacifiCare Health Systems,
                Inc.(a)(c).................         844,800
     74,800   Province Healthcare
                Company(a)(c)..............       2,308,328
    120,934   Renal Care Group, Inc.(c)....       3,881,981
    299,400   Select Medical Corp.(c)......       4,814,352
    418,748   Triad Hospitals, Inc.(c).....      12,290,254
      4,200   Unilab Corp.(c)..............         105,420
    388,800   Universal Health Services,
                Inc. -- Class B(c).........      16,632,864
    166,750   U.S. Physical Therapy,
                Inc.(c)....................       2,694,680
    188,600   VitalWorks, Inc.(c)..........       1,065,590
                                             --------------
                                                123,492,185
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 2.74%
    346,100   BriteSmile, Inc.(a)(c).......       1,730,500
     65,500   Bruker Daltonics,
                Inc.(a)(c).................       1,070,925
     85,100   Closure Medical
                Corp.(a)(c)................       1,987,936
     76,100   Conceptus, Inc.(c)...........       1,795,960
     90,000   Conceptus, Inc.(c)(d)........       1,699,200
     52,950   CONMED Corp.(c)..............       1,056,882
     44,600   Cooper Companies, Inc. ......       2,229,108
     54,300   Cytyc Corp.(a)(c)............       1,417,230
     20,600   Datascope Corp. .............         698,752
     47,900   Diagnostic Products Corp. ...       2,105,205
     25,400   Edwards Lifesciences
                Corp.(c)...................         701,802
     18,600   Henry Schein, Inc.(c)........         688,758
    179,200   Luminex Corp.(a)(c)..........       3,039,232
     84,300   Mentor Corp. ................       2,407,608
     15,000   Ocular Sciences, Inc.(c).....         349,500
    285,000   Owens & Minor, Inc. .........       5,272,500
     35,500   Possis Medical, Inc.(c)......         618,410
     40,900   Sola International,
                Inc.(c)....................         793,460
     29,700   Techne Corp.(c)..............       1,094,445

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES (CONTINUED)
     27,700   Varian Medical Systems,
                Inc.(c)....................  $    1,973,902
     88,800   Zoll Medical Corp.(a)(c).....       3,457,872
                                             --------------
                                                 36,189,187
                                             --------------
              METALS AND MINING -- 0.21%
     50,900   Cleveland-Cliffs, Inc.(a)....         931,470
     22,100   Quanex Corp. ................         625,430
     31,500   Ryerson Tull, Inc. ..........         346,500
     59,700   Worthington Industries,
                Inc. ......................         847,740
                                             --------------
                                                  2,751,140
                                             --------------
              OIL, COAL AND GAS -- 2.89%
    174,300   Berry Petroleum Company --
                Class A....................       2,736,510
     56,600   Cabot Oil & Gas Corp. --
                Class A....................       1,361,230
    320,200   Chesapeake Energy
                Corp.(a)(c)................       2,116,522
     29,300   Energen Corp. ...............         722,245
    141,689   Evergreen Resources,
                Inc.(a)(c).................       5,470,612
     71,700   Houston Exploration
                Company(c).................       2,407,686
     28,300   Key Production Company,
                Inc.(c)....................         481,100
     54,800   Oceaneering International,
                Inc.(c)....................       1,212,176
    132,500   Peabody Energy Corp.(a)......       3,735,175
     50,400   Penn Virginia Corp. .........       1,718,640
    108,839   Rowan Companies, Inc.(c).....       2,108,211
    237,300   Superior Energy Services,
                Inc.(c)....................       2,052,645
    157,300   Tesoro Petroleum Corp.(c)....       2,062,203
     70,300   TETRA Technologies,
                Inc.(c)....................       1,472,785
     94,800   Tom Brown, Inc.(c)...........       2,560,548
    122,500   Vintage Petroleum, Inc. .....       1,770,125
    264,300   Willbros Group, Inc.(c)......       4,228,800
                                             --------------
                                                 38,217,213
                                             --------------
              OIL AND GAS: EQUIPMENT -- 0.12%
     11,400   CARBO Ceramics, Inc. ........         446,424
     24,500   Hydril Company(c)............         431,935
     17,700   Lone Star Technologies,
                Inc.(c)....................         311,520
     46,800   NS Group, Inc.(c)............         350,064
                                             --------------
                                                  1,539,943
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 0.06%
     50,600   Glatfelter...................  $      788,348
                                             --------------
              PHARMACEUTICALS -- 1.55%
     83,000   Alkermes, Inc.(a)(c).........       2,187,880
     64,700   Atrix Laboratories,
                Inc.(c)....................       1,333,467
    124,600   Connetics Corp.(c)...........       1,482,740
     41,200   Guilford Pharmaceuticals,
                Inc.(c)....................         494,400
     54,900   Interneuron Pharmacuticals,
                Inc.(a)(c).................         608,841
     25,100   K-V Pharmaceutical
                Company -- Class A(c)......         740,450
     67,400   Medicis Pharmaceutical
                Corp. -- Class A(c)........       4,353,366
     81,700   Penwest Pharmaceuticals
                Company(c).................       1,638,085
    172,800   Perrigo Company(c)...........       2,042,496
    209,700   POZEN, Inc.(c)...............       1,100,925
     85,600   Priority Healthcare Corp. --
                Class B(c).................       3,012,264
     53,300   Syncor International
                Corp.(a)(c)................       1,526,512
                                             --------------
                                                 20,521,426
                                             --------------
              PRINTING -- 0.09%
     43,900   Bowne & Company, Inc. .......         561,920
     31,500   Consolidated Graphics,
                Inc.(c)....................         606,375
                                             --------------
                                                  1,168,295
                                             --------------
              PUBLISHING -- 0.60%
    141,600   John Wiley & Sons, Inc. --
                Class A....................       3,261,048
    171,400   Journal Register
                Company(c).................       3,606,256
     21,600   Scholastic Corp.(a)(c).......       1,087,128
                                             --------------
                                                  7,954,432
                                             --------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.33%
    157,700   St. Joe Company..............       4,376,175
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.17%
     79,550   Annaly Mortgage Management,
                Inc. ......................       1,272,800
     32,600   Bedford Property Investors,
                Inc. ......................         733,500
     83,400   Boykin Lodging Company.......         664,698
     11,600   Camden Property Trust........         425,720
     55,300   Capital Automotive REIT......       1,099,917
    123,669   Chateau Communities, Inc. ...       3,697,703

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     46,800   Developers Diversified Realty
                Corp. .....................  $      893,880
    231,500   Equity Inns, Inc. ...........       1,532,530
     43,300   Essex Property Trust,
                Inc. ......................       2,139,453
     85,800   First Industrial Realty
                Trust, Inc. ...............       2,668,380
     38,700   Gables Residential Trust.....       1,145,520
     17,700   Highwoods Properties,
                Inc. ......................         459,315
    111,100   HRPT Properties Trust........         962,126
    111,000   JDN Realty Corp. ............       1,368,630
     39,100   Keystone Property Trust......         511,819
     36,500   Kilroy Realty Corp. .........         958,855
     39,900   Koger Equity, Inc. ..........         650,370
     35,100   National Health Investors,
                Inc. ......................         519,480
     14,000   Post Properties, Inc. .......         497,140
     26,600   Regency Centers Corp. .......         738,150
     38,900   Shurgard Storage Centers,
                Inc. -- Class A............       1,244,800
     50,200   SL Green Realty Corp. .......       1,541,642
     39,700   Sovran Self Storage, Inc. ...       1,236,655
     32,400   Town & Country Trust.........         677,160
     46,900   Universal Health Realty
                Income Trust...............       1,102,150
                                             --------------
                                                 28,742,393
                                             --------------
              RESEARCH AND DEVELOPMENT -- 1.62%
     75,800   ACLARA BioSciences,
                Inc.(c)....................         384,306
    143,250   Albany Molecular Research,
                Inc.(c)....................       3,794,693
     34,500   Antigenics, Inc.(c)..........         565,800
    186,700   ArQule, Inc.(c)..............       3,173,900
     75,600   Bio-Technology General
                Corp.(c)...................         622,188
     47,100   Charles River Laboratories
                International, Inc.(c).....       1,576,908
    111,100   CuraGen Corp.(a)(c)..........       2,485,307
     28,700   Digene Corp.(c)..............         846,650
     33,800   Diversa Corp.(c).............         478,270
    104,800   Exact Sciences Corp.(a)(c)...       1,075,248
     55,400   Immunomedics, Inc.(a)(c).....       1,122,404
    107,200   La Jolla Pharmaceutical
                Company(c).................         958,368
     43,700   Martek Biosciences
                Corp.(c)...................         950,475
     31,100   Neurocrine Biosciences,
                Inc.(c)....................       1,595,741

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RESEARCH AND DEVELOPMENT (CONTINUED)
     74,500   SangStat Medical Corp.(c)....  $    1,463,180
     23,700   VaxGen, Inc.(a)(c)...........         274,920
                                             --------------
                                                 21,368,358
                                             --------------
              RESEARCH & DEVELOPMENT: AGRICULTURE -- 0.15%
    112,200   Embrex, Inc.(c)..............       2,008,380
                                             --------------
              RETAIL -- 7.97%
    130,200   AnnTaylor Stores
                Corp.(a)(c)................       4,557,000
     25,000   Bebe Stores, Inc.(c).........         466,500
    537,050   Big Lots, Inc. ..............       5,585,320
     47,800   Cato Corp. -- Class A........         903,420
     18,800   Chico's FAS, Inc.(a)(c)......         746,360
    184,600   Copart, Inc.(c)..............       6,713,902
    464,250   dELIA*s Corp. -- Class
                A(c).......................       2,878,350
    133,000   Duane Reade, Inc.(a)(c)......       4,036,550
    100,800   Duckwall -- ALCO Stores,
                Inc.(c)....................         997,920
     44,840   Fred's, Inc. ................       1,836,646
    109,150   Genesco, Inc.(a)(c)..........       2,265,954
     51,300   Group 1 Automotive,
                Inc.(c)....................       1,462,563
    198,500   Guitar Center, Inc.(c).......       2,707,540
     89,400   Hancock Fabrics, Inc. .......       1,175,610
     73,750   Hibbet Sporting Goods,
                Inc.(c)....................       2,234,625
    486,800   Hollywood Entertainment
                Corp.(a)(c)................       6,956,372
    126,800   Hot Topic, Inc.(a)(c)........       3,980,252
     49,700   Movie Gallery, Inc.(c).......       1,210,692
     22,200   Payless ShoeSource,
                Inc.(c)....................       1,246,530
     46,800   Rent-A-Center, Inc.(a)(c)....       1,571,076
    300,000   Ross Stores, Inc. ...........       9,624,000
    950,000   Saks, Inc.(c)................       8,873,000
    157,300   School Specialty, Inc.(c)....       3,599,024
     90,000   SCP Pool Corp.(c)............       2,470,500
     48,500   7-Eleven, Inc.(c)............         567,935
     44,900   TBC Corp.(c).................         601,211
    503,927   The Finish Line, Inc. --
                Class A(c).................       7,705,044
     65,600   The Pep Boys -- Manny, Moe &
                Jack.......................       1,125,040
     80,900   Too, Inc.(c).................       2,224,750
    312,611   United Auto Group, Inc.(c)...       8,068,490
     33,000   Urban Outfitters, Inc.(c)....         795,960

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
    367,177   West Marine, Inc.(c).........  $    5,393,830
     39,900   Wet Seal, Inc. -- Class
                A(c).......................         939,645
                                             --------------
                                                105,521,611
                                             --------------
              RETAIL: RESTAURANTS -- 4.17%
    338,000   Applebee's International,
                Inc. ......................      11,559,600
    139,300   Benihana, Inc. -- Class
                A(c).......................       2,096,465
     34,700   CBRL Group, Inc. ............       1,021,568
     69,350   CEC Entertainment, Inc.(c)...       3,009,097
    179,300   Famous Dave's of America,
                Inc.(c)....................       1,310,683
     49,700   Krispy Kreme Doughnuts,
                Inc.(a)(c).................       2,196,740
    112,700   Landry's Restaurants,
                Inc. ......................       2,101,855
    131,700   Outback Steakhouse,
                Inc.(c)....................       4,510,725
     19,800   Panera Bread Company -- Class
                A(c).......................       1,030,392
     53,400   Papa John's International,
                Inc.(c)....................       1,467,432
    133,800   Rare Hospitality
                International, Inc.(c).....       3,015,852
    953,200   Ruby Tuesday, Inc. ..........      19,664,516
    101,900   Ryan's Family Steak Houses,
                Inc.(c)....................       2,206,135
                                             --------------
                                                 55,191,060
                                             --------------
              RETAIL: SUPERMARKET -- 0.35%
     66,400   Casey's General Stores,
                Inc. ......................         989,360
    148,000   Pathmark Stores, Inc.(c).....       3,649,680
                                             --------------
                                                  4,639,040
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.82%
     26,400   Electro Scientific
                Industries, Inc.(c)........         792,264
     17,000   FEI Company(c)...............         535,670
     23,900   Fisher Scientific
                International, Inc.(c).....         697,880
     19,600   FLIR Systems, Inc.(c)........         743,232
     57,100   Itron, Inc.(a)(c)............       1,730,130
     39,900   MagneTek, Inc.(c)............         359,499
     22,100   Mettler-Toledo International,
                Inc.(c)....................       1,145,885
     72,900   Photon Dynamics, Inc.(c).....       3,327,885
    110,900   Seitel, Inc.(c)..............       1,508,240
                                             --------------
                                                 10,840,685
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS -- 4.64%
     82,700   Actel Corp.(c)...............  $    1,646,557
    404,700   Alpha Industries,
                Inc.(a)(c).................       8,822,460
     31,600   Artisan Components,
                Inc.(c)....................         499,280
     87,900   AstroPower, Inc.(a)(c).......       3,553,797
    144,800   Axcelis Technologies,
                Inc.(c)....................       1,866,472
     59,800   Cohu, Inc. ..................       1,181,050
    196,800   Cypress Semiconductor
                Corp.(c)...................       3,922,224
    151,000   DuPont Photomasks, Inc.(c)...       6,560,950
    121,100   ESS Technology, Inc.(c)......       2,574,586
     67,800   FSI International, Inc.(c)...         625,116
     19,200   Kulicke and Soffa Industries,
                Inc.(c)....................         329,280
    107,350   LTX Corp.(a)(c)..............       2,247,909
     34,900   Microsemi Corp.(c)...........       1,036,530
     70,000   Microtune, Inc.(c)...........       1,642,200
    149,100   Monolithic System Technology,
                Inc.(a)(c).................       3,071,460
     52,200   Nanometrics, Inc.(c).........       1,012,680
     33,200   Numerical Technologies,
                Inc.(a)(c).................       1,168,640
    145,600   O2Micro International,
                Ltd.(c)....................       3,501,680
    102,500   Pericom Semiconductor
                Corp.(c)...................       1,486,250
    100,200   PLX Technology, Inc.(c)......       1,263,522
    138,300   Power Integrations,
                Inc.(a)(c).................       3,158,772
    118,000   Sage, Inc.(c)................       4,374,260
     43,700   Silicon Laboratories,
                Inc.(a)(c).................       1,473,127
     43,500   Xicor, Inc.(c)...............         482,850
    118,950   Zoran Corp.(c)...............       3,882,528
                                             --------------
                                                 61,384,180
                                             --------------
              STORAGE -- 0.48%
    162,700   Mobile Mini, Inc.(c).........       6,364,824
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
              SERVICES -- 4.32%
    199,700   Aether Systems, Inc.(a)(c)...       1,837,240
    391,277   Aeroflex, Inc.(c)............       7,406,874
     34,800   AirGate PCS, Inc.(c).........       1,585,140
     42,600   Alamosa Holdings, Inc.(c)....         508,218
    130,500   Anaren Microwave, Inc.(c)....       2,260,260
     45,400   Anixter International,
                Inc.(a)(c).................       1,317,054
     50,600   Audiovox Corp. -- Class
                A(c).......................         377,476
     23,400   Belden, Inc. ................         551,070
    275,450   Boston Communications Group,
                Inc.(c)....................       3,126,357

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
              (CONTINUED)
     85,700   Centennial Communications
                Corp. -- Class A(c)........  $      877,568
     94,000   Commonwealth Telephone
                Enterprises, Inc.(c).......       4,277,000
    467,950   Dobson Communications
                Corp. -- Class A(c)........       3,996,293
    157,900   EMS Technologies, Inc.(c)....       2,539,032
     69,600   General Cable Corp. .........         911,760
     61,800   General Communications,
                Inc. -- Class A(c).........         527,154
     33,900   Harmonic, Inc.(c)............         407,478
     14,800   Metro One Telecommunications,
                Inc.(a)(c).................         447,700
    102,400   NMS Communications Corp.(c)..         493,568
    106,200   NTELOS, Inc.(a)(c)...........       1,645,038
    206,130   Price Communications
                Corp.(c)...................       3,935,022
    151,200   Rural Cellular Corp. -- Class
                A(a)(c)....................       3,364,200
    157,500   SBA Communications
                Corp.(a)(c)................       2,050,650
    215,350   Somera Communications,
                Inc.(c)....................       1,625,892
    289,400   SpectraLink Corp.(c).........       4,957,422
    407,300   Spectrasite Holdings,
                Inc.(a)(c).................       1,462,207
    206,700   SymmetriCom, Inc.(c).........       1,572,987
    237,600   UbiquiTel, Inc.(c)...........       1,770,120
    131,900   US Unwired, Inc. -- Class
                A(c).......................       1,342,742
                                             --------------
                                                 57,173,522
                                             --------------
              TRANSPORTATION: FREIGHT -- 1.95%
    430,000   Airborne, Inc. ..............       6,376,900
     35,000   Alexander & Baldwin, Inc. ...         934,500
    148,700   CNF, Inc. ...................       4,988,885
    217,000   EGL, Inc.(a)(c)..............       3,027,150
     84,100   Overseas Shipholding Group,
                Inc. ......................       1,892,250
     96,200   Petroleum Helicopters,
                Inc.(c)....................       1,890,330
    264,127   Pittston Brink's Group.......       5,837,207
     65,000   Sea Containers, Ltd. ........         889,200
                                             --------------
                                                 25,836,422
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION: SERVICES -- 0.35%
     93,600   Offshore Logistics,
                Inc.(c)....................  $    1,662,336
    131,900   Ryder System, Inc. ..........       2,921,585
                                             --------------
                                                  4,583,921
                                             --------------
              UTILITIES: ELECTRIC -- 1.24%
     59,300   Cleco Corp. .................       1,302,821
     89,300   Covanta Energy Corp.(c)......         403,636
    871,700   El Paso Electric
                Company(c).................      12,639,650
    113,600   FuelCell Energy,
                Inc.(a)(c).................       2,060,704
                                             --------------
                                                 16,406,811
                                             --------------
              UTILITIES: GAS -- 0.34%
     47,700   AGL Resources, Inc. .........       1,098,054
     32,200   Peoples Energy Corp. ........       1,221,346
     71,000   UGI Corp.(a).................       2,144,200
                                             --------------
                                                  4,463,600
                                             --------------
              TOTAL COMMON STOCK
              (Cost $1,089,400,350)........   1,270,973,439
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.47%
  6,233,817   Merrimac Cash Fund -- Premium
                Class(b) (Cost
                $6,233,817)................       6,233,817
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 6.31%
$ 7,083,885   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...       7,083,885
 32,585,863   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................      32,585,863
 17,101,323   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........      17,101,323
  4,250,331   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       4,250,331
  7,083,885   BNP Paribas, 1.84%,
                01/09/02(b)................       7,083,885
  8,500,659   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       8,500,659

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 5,456,492   Fleet National Bank, 1.95%,
                01/02/02(b)................  $    5,456,492
  1,416,778   Royal Bank Of Canada, 1.69%,
                01/07/02(b)................       1,416,778
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $83,479,216).................      83,479,216
                                             --------------
              SHORT TERM CORPORATE NOTES -- 8.32%
 35,419,420   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......      35,419,420
 10,956,063   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)................      10,956,063
  4,737,531   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       4,737,531
  5,667,107   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       5,667,107
 21,251,651   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......      21,251,651
  4,250,331   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......       4,250,331
 27,835,535   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......      27,835,535
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $110,117,638)....     110,117,638
                                             --------------
              TOTAL SECURITIES (Cost
              $1,289,231,021)..............   1,470,804,110
                                             --------------
              REPURCHASE AGREEMENTS -- 4.52%
    149,474   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $149,486 (Collateralized by
                Fannie Mae, 5.801%, due
                06/01/06, with a value of
                $156,948)..................         149,474
  7,123,778   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/01, 0.55%, due
                01/02/02, repurchase
                proceeds at maturity
                $7,123,996 (Collateralized
                by U.S. Treasury Notes,
                7.25%, due 05/15/04, with a
                value of $7,274,728).......       7,123,778

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$ 8,146,833   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $8,147,467 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 6.194%, due
                06/01/29, with a value of
                $8,554,575)(e).............  $    8,146,833
 11,126,982   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $11,127,848 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 7.045%, due
                05/01/28, with a value of
                $11,683,398)...............      11,126,982
 13,300,922   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/01, 0.55%, due
                01/02/02, repurchase
                proceeds at maturity
                $13,301,328 (Collateralized
                by U.S. Treasury Notes,
                7.25%, due 05/15/04, with a
                value of $13,575,845)......      13,300,922
 19,985,119   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $19,986,673 (Collateralized
                by Fannie Mae, 6.00%, due
                06/25/29, with a value of
                $20,984,375)...............      19,985,119
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $59,833,108)...........      59,833,108
                                             --------------
              Total Investments -- 115.67%
              (Cost $1,349,064,129)........   1,530,637,218
              Liabilities less other
              assets -- (15.67)%...........    (207,413,378)
                                             --------------
              NET ASSETS -- 100.00%........  $1,323,223,840
                                             ==============

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $1,304,094,636.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.......  $  260,492,571
    Gross unrealized depreciation.......     (93,783,097)
                                          --------------
    Net unrealized appreciation.........  $  166,709,474
                                          ==============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(d) At December 31, 2001, the Portfolio held a restricted security amounting to 0.128% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.
(e) A portion of this security is segregated as initial margin for futures contracts.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

       SHARES                                               VALUE
       ------                                           -------------
                        COMMON STOCK -- 98.64%
                        CHEMICALS -- 2.13%
         100,000        Cabot Microelectronics
                          Corp.(a)(c).................  $   7,925,000
                                                        -------------
                        COMPUTER SOFTWARE AND SERVICES -- 14.33%
          80,000        Affiliated Computer Services,
                          Inc. -- Class A(a)(c).......      8,490,400
         247,470        ATI Technologies, Inc.(c).....      3,142,869
         325,000        Cadence Design Systems,
                          Inc.(c).....................      7,124,000
         220,000        Check Point Software
                          Technologies, Ltd.(a)(c)....      8,775,800
         194,500        Numerical Technologies,
                          Inc.(a)(c)..................      6,846,400
         200,000        Open Text Corp.(a)(c).........      5,912,000
         210,000        PeopleSoft, Inc.(c)...........      8,442,000
          70,000        Symantec Corp.(a)(c)..........      4,643,100
                                                        -------------
                                                           53,376,569
                                                        -------------
                        CONSUMER GOODS AND SERVICES -- 1.47%
         100,000        Mohawk Industries,
                          Inc.(a)(c)..................      5,488,000
                                                        -------------
                        ELECTRONICS -- 4.50%
         350,000        Flextronics International,
                          Inc.(c).....................      8,396,500
         221,000        FLIR Systems, Inc.(c).........      8,380,320
                                                        -------------
                                                           16,776,820
                                                        -------------
                        ENVIRONMENTAL MANAGEMENT SERVICES -- 0.98%
          60,000        Stericycle, Inc.(c)...........      3,652,800
                                                        -------------
                        FINANCIAL SERVICES -- 6.31%
         145,000        Citigroup, Inc. ..............      7,319,600
         346,000        Concord EFS, Inc.(a)(c).......     11,341,880
          90,000        MBIA, Inc. ...................      4,826,700
                                                        -------------
                                                           23,488,180
                                                        -------------
                        FOOD AND BEVERAGES -- 6.15%
         200,000        Archer-Daniels-Midland
                          Company.....................      2,870,000
         130,000        Constellation Brands, Inc. --
                          Class A(c)..................      5,570,500
         400,000        Fleming Companies, Inc. ......      7,400,000
         300,000        Pepsi Bottling Group, Inc. ...      7,050,000
                                                        -------------
                                                           22,890,500
                                                        -------------
                        INTERNET -- 4.74%
         125,000        eBay, Inc.(a)(c)..............      8,362,500
         360,000        Network Associates,
                          Inc.(a)(c)..................      9,306,000
                                                        -------------
                                                           17,668,500
                                                        -------------

       SHARES                                               VALUE
       ------                                           -------------
                        COMMON STOCK (CONTINUED)
                        LEISURE AND RECREATION -- 2.20%
         120,000        International Game
                          Technology(c)...............  $   8,196,000
                                                        -------------
                        MANUFACTURING -- 4.94%
          57,000        SPX Corp.(a)(c)...............      7,803,300
         180,000        Tyco International, Ltd. .....     10,602,000
                                                        -------------
                                                           18,405,300
                                                        -------------
                        MEDICAL AND OTHER HEALTH SERVICES -- 2.14%
         115,000        Trigon Healthcare, Inc.(c)....      7,986,750
                                                        -------------
                        MEDICAL EQUIPMENT AND SUPPLIES -- 6.26%
          85,455        Biomet, Inc. .................      2,640,559
         255,000        Cytyc Corp.(c)................      6,655,500
         195,000        Henry Schein, Inc. ...........      7,220,850
         110,000        Invitrogen Corp.(a)(c)........      6,812,300
                                                        -------------
                                                           23,329,209
                                                        -------------
                        OIL, COAL AND GAS -- 1.27%
         270,000        XTO Energy, Inc.(a)...........      4,725,000
                                                        -------------
                        PHARMACEUTICALS -- 17.11%
         280,000        AdvancePCS(c).................      8,218,000
         118,000        Forest Laboratories,
                          Inc.(c).....................      9,670,100
         410,000        IVAX Corp.(a)(c)..............      8,257,400
         356,000        King Pharmaceuticals,
                          Inc.(c).....................     14,998,280
         155,000        Priority Healthcare Corp. --
                          Class B(c)..................      5,454,450
         325,000        SICOR, Inc.(c)................      5,096,000
         155,000        Taro Pharmaceutical
                          Industries, Ltd.(c).........      6,192,250
          95,000        Teva Pharmaceutical
                          Industries, Ltd.(ADR)(a)....      5,854,850
                                                        -------------
                                                           63,741,330
                                                        -------------
                        RETAIL -- 7.15%
         155,000        BJ's Wholesale Club,
                          Inc.(c).....................      6,835,500
          90,000        Bed Bath & Beyond, Inc.(c)....      3,051,000
         418,250        Circuit City Stores, Inc. --
                          CarMax Group(a)(c)..........      9,511,005
         220,000        Michaels Stores, Inc.(c)......      7,249,000
                                                        -------------
                                                           26,646,505
                                                        -------------
                        RETAIL: RESTAURANT -- 1.80%
         225,000        Brinker International,
                          Inc.(c).....................      6,696,000
                                                        -------------
                        RETAIL: SUPERMARKETS -- 1.30%
         232,470        Kroger Company(c).............      4,851,649
                                                        -------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                               VALUE
       ------                                           -------------
                        COMMON STOCK (CONTINUED)
                        SCIENTIFIC EQUIPMENT -- 1.65%
         190,000        Varian, Inc.(a)(c)............  $   6,163,600
                                                        -------------
                        SEMICONDUCTORS -- 8.11%
         150,000        Genesis Microchip,
                          Inc.(a)(c)..................      9,918,000
         215,000        Intel Corp. ..................      6,761,750
         280,000        Intermagnetics General
                          Corp.(c)....................      7,252,000
         200,000        Photronics, Inc.(a)(c)........      6,270,000
                                                        -------------
                                                           30,201,750
                                                        -------------
                        TELECOMMUNICATIONS EQUIPMENT AND
                        SERVICES -- 3.00%
         185,000        Polycom, Inc.(a)(c)...........      6,364,000
         250,000        RF Micro Devices,
                          Inc.(a)(c)..................      4,807,500
                                                        -------------
                                                           11,171,500
                                                        -------------
                        UTILITIES: ELECTRIC -- 1.10%
         245,000        Calpine Corp.(a)(c)...........      4,113,550
                                                        -------------
                        TOTAL COMMON STOCK (Cost
                        $344,127,663).................    367,494,512
                                                        -------------
                        REGULATED INVESTMENT COMPANY -- 0.89%
       3,324,222        Merrimac Cash Fund -- Premium
                          Class(b) (Cost
                          $3,324,222).................      3,324,222
                                                        -------------
   PRINCIPAL
   ---------
                        TIME DEPOSITS -- 12.11%
     $ 3,777,525        American Express Centurion
                          Bank, 1.89%, 01/22/02(b)....      3,777,525
      18,326,615        Bank of Novia Scotia, 2.04%,
                          02/15/02(b).................     18,326,615
       9,066,060        Bayerische Hypo Vereinsbank,
                          1.92%, 02/05/02(b)..........      9,066,060
       2,266,515        Bayerische Hypo Vereinsbank,
                          1.81%, 03/18/02(b)..........      2,266,515
       3,777,525        BNP Paribas I, 1.84%,
                          01/09/02(b).................      3,777,525
       4,533,030        Credit Agricole Indosuez,
                          1.70%, 01/07/02(b)..........      4,533,030
       2,601,851        Fleet National Bank, 1.95%,
                          01/02/02(b).................      2,601,851
         755,505        Royal Bank of Canada, 1.69%,
                          01/07/02(b).................        755,505
                                                        -------------
                        TOTAL TIME DEPOSITS (Cost
                        $45,104,626)..................     45,104,626
                                                        -------------
                        SHORT TERM CORPORATE NOTES -- 15.60%
      18,887,625        Credit Suisse First Boston
                          Corp., Floating Rate,
                          1.98%(+), 05/07/02(b).......     18,887,625
       3,014,888        First Union National Bank,
                          Floating Rate, 1.54%(+),
                          03/12/02(b).................      3,014,888

      PRINCIPAL                                             VALUE
      ---------                                         -------------
                        SHORT TERM CORPORATE NOTES (CONTINUED)
     $ 2,498,373        Goldman Sachs Group, Inc.,
                          Floating Rate, 1.54%(+),
                          02/05/02(b).................  $   2,498,373
       3,022,020        Merrill Lynch & Company,
                          Floating Rate, 1.64%(+),
                          11/26/02(b).................      3,022,020
      11,332,575        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          1.93%(+), 01/03/02(b).......     11,332,575
       2,266,515        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          1.61%(+), 05/09/02(b).......      2,266,515
      17,110,100        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          1.93%(+), 06/28/02(b).......     17,110,100
                                                        -------------
                        TOTAL SHORT TERM CORPORATE
                        NOTES (Cost $58,132,096)......     58,132,096
                                                        -------------
                        TOTAL SECURITIES (Cost
                        $450,688,607).................    474,055,456
                                                        -------------
                        REPURCHASE AGREEMENT -- 1.44%
       5,388,725        With Investors Bank & Trust,
                          dated 12/31/01, 1.40%, due
                          01/02/02, repurchase
                          proceeds at maturity
                          $5,389,144 (Collateralized
                          by Fannie Mae, 7.44%, due
                          04/01/28, with a value of
                          $5,658,922)
                          (Cost $5,388,725)...........      5,388,725
                                                        -------------
                        Total Investments -- 128.68%
                        (Cost $456,077,332)...........    479,444,181
                        Liabilities less other
                        assets -- (28.68%)............   (106,865,048)
                                                        -------------
                        NET ASSETS -- 100.00%.........  $ 372,579,133
                                                        =============

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $451,051,098.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $ 45,441,996
    Gross unrealized depreciation.........   (22,437,638)
                                            ------------
    Net unrealized appreciation...........  $ 23,004,358
                                            ============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipt.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES -- 92.50%
             AEROSPACE -- 0.52%
$  515,000   Alliant Techsystems, Inc.,
               8.50%, 05/15/11...............  $    535,600
   175,000   Sequa Corp., 8.875%, 04/01/08...       163,625
   215,000   Sequa Corp., 9.00%, 08/01/09....       203,175
                                               ------------
                                                    902,400
                                               ------------
             AIRLINES -- 1.82%
 1,080,000   American Airlines -- 144A,
               7.80%, 10/01/06...............     1,058,400
 1,200,000   Dunlop Stand Aero Holdings,
               11.875%, 05/15/09.............     1,212,000
 1,080,000   Northwest Airlines, Inc.,
               8.875%, 06/01/06..............       890,233
                                               ------------
                                                  3,160,633
                                               ------------
             APPAREL -- 0.66%
 1,080,000   William Carter -- 144A, 10.875%,
               08/15/11......................     1,155,600
                                               ------------
             AUTOMOTIVE PARTS AND EQUIPMENT -- 1.73%
   560,000   Collins & Aikman Products --
               144A, 10.75%, 12/31/11........       561,400
   980,000   CSK Auto, Inc. -- 144A, 12.00%,
               06/15/06......................       987,350
   500,000   Delco Remy International, Inc.,
               11.00%, 05/01/09..............       510,000
 1,000,000   Universal Compression, Inc.,
               zero coupon, 02/15/08(1)......       950,000
                                               ------------
                                                  3,008,750
                                               ------------
             BROADCAST SERVICES/MEDIA -- 13.26%
 1,450,000   Acme Television, Series B,
               10.875%, 09/30/04.............     1,393,813
 2,420,000   Adelphia Communications, 10.25%,
               11/01/06......................     2,468,400
   805,000   Belo Corp., 8.00%, 11/01/08.....       822,181
   825,000   Charter Communication Holdings,
               10.75%, 10/01/09..............       870,375
 1,650,000   Charter Communication Holdings,
               10.25%, 01/15/10..............     1,691,250
 2,500,000   Charter Communication Holdings,
               10.00%, 05/15/11..............     2,543,750
 2,550,000   Emmis Communications, zero
               coupon, 03/15/11(1)...........     1,542,750
   500,000   Granite Broadcasting Corp.,
               10.375%, 05/15/05.............       440,000
 1,500,000   Granite Broadcasting Corp.,
               8.875%, 05/15/08..............     1,200,000
 1,970,000   Insight Communications, zero
               coupon, 02/15/11(1)...........     1,162,300

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             BROADCAST SERVICES/MEDIA (CONTINUED)
$1,245,000   Mediacom LLC, 9.50%, 01/15/13...  $  1,291,687
   420,000   Mediacom Broadband LLC -- 144A,
               11.00%, 07/15/13..............       460,950
 1,000,000   Pegasus Communications, Series
               B, 9.625%, 10/15/05...........       900,000
   250,000   Pegasus Communications, Series
               B, 9.75%, 12/01/06............       225,000
   285,000   Pegasus Satellite, 12.375%,
               08/01/06......................       279,300
 2,100,000   Sinclair Broadcast Group,
               10.00%, 09/30/05..............     2,169,993
 2,192,000   Spectrasite Holdings, Inc., zero
               coupon, 04/15/09(1)...........       569,920
   250,000   Spectrasite Holdings, Inc.,
               6.75%, 11/15/10...............       106,563
   800,000   Telemundo Holdings, Inc., Series
               B, zero coupon, 08/15/08(1)...       752,000
   700,000   Telemundo Holdings,
               Inc. -- 144A, zero coupon,
               08/15/08(1)...................       658,000
   115,000   Telewest Communications PLC,
               9.625%, 10/01/06..............        78,775
 2,005,000   Telewest Communications PLC,
               11.00%, 10/01/07..............     1,443,600
                                               ------------
                                                 23,070,607
                                               ------------
             CHEMICALS -- 6.06%
   645,000   Airgas, Inc., 9.125%,
               10/01/11......................       680,475
 2,885,000   Avecia Group PLC, 11.00%,
               07/01/09......................     2,755,175
   350,000   Ferro Corp., 9.125%, 01/01/09...       359,871
   720,000   Hercules, Inc., 11.125%,
               11/15/07......................       752,400
 1,000,000   Huntsman Corp. -- 144A, 9.50%,
               07/01/07......................       185,000
 1,175,000   Huntsman ICI Chemicals, 10.125%,
               07/01/09......................     1,128,000
   550,000   Lyondell Chemical Company,
               Series A, 9.625%, 05/01/07....       555,500
 1,000,000   Lyondell Chemical Company,
               Series B, 9.875%, 05/01/07....     1,005,000
   700,000   Lyondell Chemical Company --
               144A, 9.50%, 12/15/08.........       693,000
   360,000   Macdermid, Inc. -- 144A, 9.125%,
               07/15/11......................       369,000
   750,000   Noveon, Inc., Series B, 11.00%,
               02/28/11......................       787,500

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             CHEMICALS (CONTINUED)
$1,120,000   Olin Corp., 9.125%, 12/15/11....  $  1,132,823
   140,000   OM Group, Inc. -- 144A, 9.25%,
               12/15/11......................       142,800
                                               ------------
                                                 10,546,544
                                               ------------
             COMMERCIAL SERVICES -- 1.40%
   575,000   Coinmach Corp., Series D,
               11.75%, 11/15/05..............       589,375
   600,000   Flag, Ltd., 8.25%, 01/30/08.....       408,000
 1,425,000   Pierce Leahy Command Company,
               8.125%, 05/15/08..............     1,439,250
                                               ------------
                                                  2,436,625
                                               ------------
             CONSTRUCTION -- 1.48%
 1,700,000   Nortek, Inc., Series B, 9.875%,
               06/15/11......................     1,683,000
   860,000   Ryland Group, 9.125%,
               06/15/11......................       890,100
                                               ------------
                                                  2,573,100
                                               ------------
             CONSUMER GOODS AND SERVICES -- 4.18%
   125,000   Amscan Holdings, Inc., 9.875%,
               12/15/07......................        99,375
   910,000   Fedders North America, 9.375%,
               08/15/07......................       666,575
    70,000   Fedders North America, Series B,
               9.375%, 08/15/07..............        51,275
   200,000   Kappa Beheer BV, 10.625%,
               07/15/09......................       216,000
 1,700,000   Playtex Products, Inc., 9.375%,
               06/01/11......................     1,793,500
   495,000   Resolution Performance -- 144A,
               13.50%, 11/15/10..............       539,550
   420,000   Revlon Consumer Products --
               144A, 12.00%, 12/01/05........       417,375
 1,500,000   Riverwood International,
               10.875%, 04/01/08.............     1,522,500
 1,565,000   Stone Container, 9.25%,
               02/01/08......................     1,651,075
   285,000   Weight Watchers International,
               Inc., 13.00%, 10/01/09........       327,750
                                               ------------
                                                  7,284,975
                                               ------------
             ELECTRONICS -- 0.44%
   415,000   Flextronics International, Ltd.,
               9.875%, 07/01/10..............       435,750
   350,000   Solectron Corp., zero coupon,
               05/08/20......................       185,062
   350,000   Solectron Corp., zero coupon,
               11/20/20......................       147,000
                                               ------------
                                                    767,812
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             ENVIRONMENTAL MANAGEMENT SERVICES -- 2.67%
$  500,000   Allied Waste North America
               Industries, Inc., Series B,
               8.875%, 04/01/08..............  $    515,000
 1,250,000   Allied Waste North America
               Industries, Inc., Series B,
               7.875%, 01/01/09..............     1,225,000
 2,075,000   Allied Waste North America
               Industries, Inc., Series B,
               10.00%, 08/01/09..............     2,137,250
   650,000   Stericycle, Inc., Series B,
               12.375%, 11/15/09.............       776,750
                                               ------------
                                                  4,654,000
                                               ------------
             FINANCE -- 0.29%
   525,000   Ford Motor Credit Company,
               7.25%, 10/25/11...............       510,891
                                               ------------
             FOOD AND BEVERAGE -- 3.94%
 1,040,000   Dean Foods Company, 8.15%,
               08/01/07......................     1,066,995
 1,750,000   Great Atlantic & Pacific Tea,
               9.125%, 12/15/11..............     1,754,375
   187,000   New World Pasta Company, 9.25%,
               02/15/09......................       170,170
   110,000   Luigino's, Inc., 10.00%,
               02/01/06......................       107,800
 1,700,000   Michael Foods, Series B, 11.75%,
               04/01/11......................     1,836,000
   415,000   Pilgrim's Pride Corp., 9.625%,
               09/15/11......................       441,975
 1,000,000   Premier International Foods PLC,
               12.00%, 09/01/09..............     1,045,000
   420,000   Smithfield Foods, Inc. -- 144A,
               8.00%, 10/15/09...............       432,600
                                               ------------
                                                  6,854,915
                                               ------------
             FUNERAL SERVICES -- 0.77%
   600,000   Service Corp. International,
               6.00%, 12/15/05...............       522,000
   750,000   Stewart Enterprises, 10.75%,
               07/01/08......................       817,500
                                               ------------
                                                  1,339,500
                                               ------------
             INDUSTRIAL -- 0.70%
 1,380,000   Muzak LLC, 9.875%, 03/15/09.....     1,214,400
                                               ------------
             INSURANCE -- 0.31%
   525,000   Willis Coroon Corp., 9.00%,
               02/01/09......................       546,000
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             LEISURE AND RECREATION -- 11.60%
$  350,000   Ameristar Casinos, Inc., 10.75%,
               02/15/09......................  $    378,000
 1,750,000   Anchor Gaming Company, 9.875%,
               10/15/08......................     1,916,250
   210,000   Argosy Gaming Company, 9.00%,
               09/01/11......................       219,450
   160,000   Boyd Gaming Corp., 9.25%,
               10/01/03......................       163,200
 1,000,000   Boyd Gaming Corp., 9.50%,
               07/15/07......................       987,500
 1,500,000   Hollywood Casino Shreveport,
               13.00%, 08/01/06..............     1,417,500
    20,000   Hollywood Casino Corp., 11.25%,
               05/01/07......................        21,625
   370,000   Majestic Star LLC, Series B,
               10.875%, 07/01/06.............       358,900
   150,000   Mandalay Resort Group, Series B,
               10.25%, 08/01/07..............       155,625
   300,000   Mandalay Resort Group, 9.50%,
               08/01/08......................       314,250
   605,000   MGM Mirage, Inc., 9.75%,
               06/01/07......................       633,738
 1,380,000   MGM Mirage, Inc., 8.50%,
               09/15/10......................     1,410,309
 1,800,000   Park Place Entertainment Corp.,
               7.875%, 12/15/05..............     1,793,250
   125,000   Park Place Entertainment Corp.,
               8.875%, 09/15/08..............       127,344
 2,095,000   Penn National Gaming, Inc.,
               Series B, 11.125%, 03/01/08...     2,210,225
 1,200,000   Six Flags Entertainment, 8.875%,
               04/01/06......................     1,206,000
   140,000   Six Flags, Inc., 9.25%,
               04/01/06......................       140,700
 2,450,000   Six Flags, Inc., 9.75%,
               06/15/07......................     2,486,750
    70,000   Six Flags, Inc., 9.50%,
               02/01/09......................        70,437
 2,000,000   Sun International Hotels,
               8.875%, 08/15/11..............     1,885,000
 2,024,000   Waterford Gaming LLC -- 144A,
               9.50%, 03/15/10...............     2,074,600
   220,000   Wheeling Island Gaming -- 144A,
               10.125%, 12/15/09.............       223,300
                                               ------------
                                                 20,193,953
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MACHINERY -- 1.82%
$  695,000   Flowserve Corp., 12.25%,
               08/15/10......................  $    774,925
 1,000,000   Terex Corp., 10.375%,
               04/01/01......................     1,040,000
 1,350,000   Terex Corp. -- 144A, 9.25%,
               07/15/11......................     1,350,000
                                               ------------
                                                  3,164,925
                                               ------------
             MANUFACTURING -- 3.40%
   845,000   Briggs & Stratton, 8.875%,
               03/15/11......................       883,025
   610,000   Crown Cork & Seal, 7.125%,
               09/01/02......................       414,800
 1,575,000   Dresser, Inc., 9.375%,
               04/15/11......................     1,606,500
   140,000   Grey Wolf, Inc., 8.875%,
               07/01/07......................       136,500
   995,000   Tekni-Plex, Inc., Series B,
               12.75%, 06/15/10..............       965,150
 1,305,000   Transdigm, Inc., 10.375%,
               12/01/08......................     1,265,850
   850,000   Venture Holdings Trust, Series
               B, 9.50%, 07/01/05............       646,000
                                               ------------
                                                  5,917,825
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 2.66%
 1,045,000   Davita, Inc., Series B, 9.25%,
               04/15/11......................     1,097,250
   750,000   HCA-Healthcare Company, 8.75%,
               09/01/10......................       810,000
   275,000   Magellan Health
               Services -- 144A, 9.375%,
               11/15/07......................       279,125
   560,000   Magellan Health Services, 9.00%,
               02/15/08......................       498,400
   370,000   Select Medical Corp., 9.50%,
               06/15/09......................       368,150
 1,500,000   Vanguard Health Systems -- 144A,
               9.75%, 08/01/11...............     1,575,000
                                               ------------
                                                  4,627,925
                                               ------------
             MEDICAL EQUIPMENT AND SUPPLIES -- 1.71%
   560,000   Alaris Medical Systems -- 144A,
               11.625%, 12/01/06.............       604,800
   750,000   Alliance Imaging, 10.375%,
               04/15/11......................       795,000
 1,100,000   Fresenius Medical Capital Trust
               I, 9.00%, 12/01/06............     1,133,000
   435,000   Insight Health Services -- 144A,
               9.875%, 11/01/11..............       450,225
                                               ------------
                                                  2,983,025
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             OIL, COAL AND GAS -- 6.33%
$  250,000   Abraxas Petroleum, 12.875%,
               03/15/03......................  $    252,500
   630,000   AmeriGas Partners LP, 8.875%,
               05/20/11......................       648,900
 1,600,000   Chesapeake Energy Corp., Series
               B, 8.50%, 03/15/12............     1,572,000
 1,340,000   Comstock Resources, Inc.,
               11.25%, 05/01/07..............     1,326,600
   540,000   Hanover Equipment Trust -- 144A,
               8.75%, 09/01/11...............       558,900
   700,000   Luscar Coal, Ltd. -- 144A,
               9.75%, 10/15/11...............       724,500
   600,000   Parker Drilling Corp., Series D,
               9.75%, 11/15/06...............       597,000
   140,000   Pennzoil-Quaker State -- 144A,
               10.00%, 11/01/08..............       146,300
 2,375,000   Plains Resources, Inc., Series
               F, 10.255%, 03/15/06..........     2,398,750
 1,325,000   Pride International, Inc.,
               10.00%, 06/01/09..............     1,437,625
   440,000   Ram Energy, Inc., 11.50%,
               02/15/08......................       325,600
 1,085,000   Sesi LLC, 8.875%, 05/15/11......     1,019,900
                                               ------------
                                                 11,008,575
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.66%
   700,000   Bowater Canada Finance -- 144A,
               7.95%, 11/15/11...............       717,567
   405,000   Caraustar Industries, Inc.,
               9.875%, 04/01/11..............       423,225
                                               ------------
                                                  1,140,792
                                               ------------
             PUBLISHING -- 0.11%
   195,000   Hollinger International
               Publishing, 9.25%, 03/15/07...       193,294
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS -- 0.78%
   500,000   Felcor Lodging LP, 8.50%,
               06/01/11......................       480,000
   875,000   Host Marriott LP -- 144A, 9.50%,
               01/15/07......................       876,094
                                               ------------
                                                  1,356,094
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             RESTAURANTS -- 1.30%
$1,110,000   AFC Enterprises, 10.25%,
               05/15/07......................  $  1,171,050
 1,000,000   New World Coffee -- 144A,
               14.00%, 06/15/03..............       955,000
   135,000   Sbarro, Inc., 11.00%,
               09/15/09......................       129,600
                                               ------------
                                                  2,255,650
                                               ------------
             RETAIL -- 1.25%
   400,000   Advance Stores Company, Inc. --
               144A, 10.25%, 04/15/08........       406,000
   735,000   Gap, Inc. -- 144A, 8.80%,
               12/15/08......................       643,112
   245,000   Ingles Markets, Inc. -- 144A,
               8.875%, 12/01/11..............       240,712
   900,000   Pantry, Inc., 10.25%,
               10/15/07......................       884,250
                                               ------------
                                                  2,174,074
                                               ------------
             SCIENTIFIC EQUIPMENT -- 1.83%
 2,100,000   Fisher Scientific International,
               9.00%, 02/01/08...............     2,152,500
 1,000,000   Fisher Scientific International,
               9.00%, 02/01/08...............     1,025,000
                                               ------------
                                                  3,177,500
                                               ------------
             SEMICONDUCTORS -- 2.12%
   385,000   Amkor Technologies, Inc., 9.25%,
               05/01/06......................       367,675
   525,000   Amkor Technologies, Inc., 9.25%,
               02/15/08......................       496,125
   855,000   Chippac International, Ltd.,
               Series B, 12.75%, 08/01/09....       786,600
 1,090,000   Fairchild Semiconductor,
               10.125%, 03/15/07.............     1,117,250
   870,000   Fairchild Semiconductor, 10.50%,
               02/01/09......................       924,375
                                               ------------
                                                  3,692,025
                                               ------------
             SPECIAL PURPOSE ENTITY -- 2.19%
 1,300,000   Caithness Coso Funding Corp.,
               Series B, 9.05%, 12/15/09.....     1,326,000
 1,000,000   ONO Finance PLC, 13.00%,
               05/01/09......................       758,750
 1,000,000   ONO Finance PLC, 14.00%,
               02/15/11......................       788,750
   882,000   Peabody Energy Corp., Series B,
               8.875%, 05/15/08..............       939,330
                                               ------------
                                                  3,812,830
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND
             SERVICES -- 10.64%
$1,230,000   Alamosa Delaware, Inc., 13.625%,
               08/15/11......................  $  1,291,500
 2,000,000   Colt Telecommunications Group
               PLC, zero coupon,
               12/15/06(1)...................     1,760,000
   400,000   Crown Castle International
               Corp., zero coupon,
               11/15/07(1)...................       336,000
 1,700,000   Crown Castle International
               Corp., 10.75%, 08/01/11.......     1,661,750
   275,000   Dobson Communications Corp.,
               10.875%, 07/01/10.............       283,938
    85,000   Echostar DBS Broadband Corp.,
               10.375%, 10/01/07.............        89,037
 1,050,000   Echostar DBS Corp. -- 144A,
               9.125%, 01/15/09..............     1,052,625
   450,000   Flag Telecommunications Holding,
               Ltd., 11.625%, 03/30/10.......       189,000
 2,475,000   Intermedia Communications, Inc.,
               Series B, 9.50%, 03/01/09.....     2,651,344
 1,000,000   IPCS, Inc., zero coupon,
               07/15/10(1)...................       660,000
 1,000,000   IWO Holdings, Inc., 14.00%,
               01/15/11......................     1,030,000
 1,170,000   McCaw International, Ltd., zero
               coupon, 04/15/07(1)...........        58,500
 1,250,000   Nextel Communications, 9.375%,
               11/15/09......................       987,500
 2,000,000   Nextel Partners, Inc., 11.00%,
               03/15/10......................     1,620,000
   130,000   NTL, Inc., 5.75%, 12/15/09......        13,975
   250,000   SBA Communications Corp., zero
               coupon, 03/01/08(1)...........       187,500
   275,000   SBA Communications Corp.,
               10.25%, 02/01/09..............       235,125
    80,000   Spectrasite Holdings, Inc.,
               Series B, 10.75%, 03/15/10....        39,200
   940,000   Telecorp PCS, Inc., 10.625%,
               07/15/10......................     1,090,400
   935,000   Tritel PCS, Inc., 10.375%,
               01/15/11......................     1,070,575
 1,450,000   Triton PCS, Inc., 9.375%,
               02/01/11......................     1,500,750
 1,325,000   Ubiquitel Operating Company,
               zero coupon, 04/15/10(1)......       708,875
                                               ------------
                                                 18,517,594
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TRANSPORTATION -- 0.58%
$  615,000   Hornbeck-Leevac Marine
               Services -- 144A, 10.625%,
               08/01/08......................  $    624,225
   350,000   Kansas City Southern Industries,
               Inc., 9.50%, 10/01/08.........       381,500
                                               ------------
                                                  1,005,725
                                               ------------
             UTILITIES: ELECTRIC -- 3.29%
 2,200,000   AES Corp., 10.25%, 07/15/06.....     1,936,000
   500,000   AES Corp., 9.375%, 09/15/10.....       450,000
   500,000   BRL Universal Equipment, 8.875%,
               02/15/08......................       520,000
   220,000   Calpine Corp., 8.625%,
               08/15/10......................       199,851
   525,000   Calpine Corp., 8.50%,
               02/15/11......................       477,733
   750,000   CMS Energy Corp., 9.875%,
               10/15/07......................       795,590
 1,310,000   Edison Mission Energy, 10.00%,
               08/15/08......................     1,347,353
                                               ------------
                                                  5,726,527
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost $162,619,451).............   160,975,085
                                               ------------
  SHARES
  ------
             PREFERRED STOCK -- 0.93%
       400   Broadwing Communications, Series
               B, 12.50%.....................       261,000
    12,500   CSC Holdings, Inc., Series M,
               11.125%.......................     1,318,750
     1,725   Global Crossing, Ltd., 6.75%....         9,056
        35   Nextel Communications, Inc.,
               Series D, 13.00%..............        20,738
                                               ------------
             TOTAL PREFERRED STOCK
             (Cost $2,168,242)...............     1,609,544
                                               ------------
             WARRANTS -- 0.07%
     1,000   IPCS, Inc. -- 144A, Expires
               07/15/10(a)...................        25,000
     1,000   IWO Holdings, Inc. -- 144A,
               Expires 01/15/11(a)...........        70,000
     1,000   New World Coffee, Expires
               06/15/06(2)(a)................         5,000
     1,000   ONO Finance PLC, Series A,
               Expires 03/16/11(a)...........        10,000
       250   Ubiquitel, Inc. -- 144A, Expires
               04/15/10(a)...................        13,500
                                               ------------
             TOTAL WARRANTS (Cost $3)........       123,500
                                               ------------
             TOTAL SECURITIES
             (Cost $164,787,696).............   162,708,129
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENT -- 5.42%
$9,429,634   With Morgan Stanley Dean Witter
               & Company, dated 12/31/01,
               0.55%, due 01/02/02,
               repurchase proceeds at
               maturity $9,429,922
               (Collateralized by U.S.
               Treasury Note, 7.25%,
               05/15/04, with a value of
               $9,626,707) (Cost
               $9,429,634)...................  $  9,429,634
                                               ------------
             Total Investments -- 98.92%
             (Cost $174,217,330).............   172,137,763
             Other assets less liabilities --
             1.08%...........................     1,881,702
                                               ------------
             NET ASSETS -- 100.00%...........  $174,019,465
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $164,888,560.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 5,183,700
    Gross unrealized depreciation..........   (7,364,131)
                                             -----------
    Net unrealized depreciation............  $(2,180,431)
                                             ===========

---------------
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

(2) At December 31, 2001, the Portfolio held a restricted warrant amounting to 0.003% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the warrant.

(a) Non-income producing security.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS -- 89.90%
                        AEROSPACE -- 0.54%
         762,844        Bae Systems PLC........  $   3,435,697      UK
                                                 -------------
                        AIRLINES -- 0.64%
         440,000        British Airways
                         PLC(c)................      1,248,544      UK
         393,000        Japan Airlines Company,
                         Ltd. .................        942,218     JPN
         317,000        Singapore Airlines,
                         Ltd. .................      1,888,940     SIN
                                                 -------------
                                                     4,079,702
                                                 -------------
                        AUTOMOBILES -- 3.35%
          79,200        Bayerische Motoren
                         Werke AG..............      2,763,011     GER
         163,700        DaimlerChrysler AG(a)..      7,052,949     GER
         338,300        GKN PLC................      1,304,586      UK
         612,000        Mitsubishi Motors
                         Corp.(c)..............      1,037,340     JPN
         922,000        Nissan Motor Company,
                         Ltd. .................      4,892,685     JPN
          37,200        PSA Peugeot
                         Citroen(c)............      1,582,860     FRA
         233,000        Suzuki Motor Corp. ....      2,551,140     FRA
                                                 -------------
                                                    21,184,571
                                                 -------------
                        AUTOMOTIVE PARTS AND EQUIPMENT -- 0.54%
          53,500        Magna International,
                         Inc. -- Class A.......      3,386,882     CDA
                                                 -------------
                        BANKS -- 7.68%
         177,155        ABN AMRO Holding
                         N.V. .................      2,855,739     NET
         301,640        Allied Irish Banks
                         PLC...................      3,494,288     IRE
          16,000        Allied Irish Banks
                         PLC...................        185,349     IRE
         336,290        Australia & New Zealand
                         Bank Group, Ltd. .....      3,065,149     AUS
         301,800        Banco Bilbao Vizcaya
                         Argentaria, SA........      3,738,185     SPA
          43,800        Bank of Nova Scotia....      1,342,798     CDA
         124,246        Credit Suisse
                         Group(c)..............      5,303,316     SWI
          20,300        Deutsche Bank AG.......      1,436,290     GER
         165,250        ForeningsSparbanken
                         AB....................      2,046,406     SWE
         177,600        HBOS PLC...............      2,057,212      UK
         422,823        Lloyds TSB Group PLC...      4,590,082      UK
         188,000        Oversea-Chinese Banking
                         Corp., Ltd. ..........      1,120,254     SIN
         326,000        Royal Bank of Scotland
                         Group PLC.............      7,931,906      UK
         210,000        Sumitomo Mitsui Banking
                         Corp.(c)..............        889,896     JPN

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        BANKS (CONTINUED)
         185,000        Svenska Handelsbanken
                         AB -- Class A.........  $   2,713,931     SWE
         207,338        Turkiye Is Bankasi
                         (Isbank) (GDR)........      1,154,251     TUR
             595        UFJ Holdings,
                         Inc.(a)(c)............      1,312,934     JPN
         316,000        United Overseas Bank,
                         Ltd. .................      2,173,985     SIN
         150,447        Westpac Banking Corp.,
                         Ltd. .................      1,213,114     AUS
                                                 -------------
                                                    48,625,085
                                                 -------------
                        BROADCAST SERVICES/MEDIA -- 2.31%
         923,565        Granada PLC............      1,928,588      UK
          14,400        Grupo Televisa SA
                         (GDR)(c)..............        621,792     MEX
         121,509        News Corp., Ltd. ......        971,501     AUS
          35,150        News Corp., Ltd.
                         (ADR)(a)..............      1,118,122     AUS
         276,406        Reuters Group PLC......      2,735,148      UK
         106,000        Societe Television
                         Francaise.............      2,681,620     FRA
         177,207        Singapore Press
                         Holdings, Ltd. .......      2,092,691     SIN
          44,852        Vivendi Universal SA...      2,458,006     FRA
                                                 -------------
                                                    14,607,468
                                                 -------------
                        BUILDING MATERIALS -- 0.70%
          20,401        Holcim, Ltd.(c)........      4,403,183     SWI
                                                 -------------
                        BUSINESS SERVICES -- 0.15%
         311,300        Hays PLC...............        942,243      UK
                                                 -------------
                        CHEMICALS -- 1.16%
          16,200        L'Air Liquide SA(c)....      2,272,196     FRA
          52,700        Norsk Hydro ASA........      2,210,185     NOR
             300        Norsk Hydro ASA
                         (ADR).................         12,600     NOR
          80,000        Shin-Etsu Chemical
                         Company, Ltd. ........      2,876,992     JPN
                                                 -------------
                                                     7,371,973
                                                 -------------
                        COMMERCIAL SERVICES -- 0.26%
         338,300        Brambles Industries
                         PLC(c)................      1,673,807      UK
                                                 -------------
                        COMPUTER EQUIPMENT -- 0.34%
          45,000        TDK Corp. .............      2,123,388     JPN
                                                 -------------
                        COMPUTER SOFTWARE AND SERVICES -- 0.15%
          23,700        Fuji Soft ABC, Inc. ...        944,599     JPN
                                                 -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        CONSTRUCTION -- 2.72%
         216,200        Bouygues SA............  $   7,089,717     FRA
         249,600        CRH PLC................      4,392,760     IRE
          29,000        Rohm Company, Ltd. ....      3,766,436     JPN
         271,000        Sekisui House, Ltd. ...      1,965,726     JPN
                                                 -------------
                                                    17,214,639
                                                 -------------
                        CONSUMER GOODS AND SERVICES -- 2.91%
          64,200        Altadis SA(c)..........      1,092,684     SPA
          27,400        Hoya Corp. ............      1,638,101     JPN
         219,000        Nikon Corp. ...........      1,687,198     JPN
         150,250        Sony Corp. ............      6,871,789     JPN
          20,100        Sony Corp. (ADR).......        906,510     JPN
         541,000        Swire Pacific, Ltd. --
                         Class A...............      2,948,883     HNG
         397,000        Unilever PLC...........      3,258,298      UK
                                                 -------------
                                                    18,403,463
                                                 -------------
                        DISTRIBUTOR -- 0.47%
         100,000        Hagemeyer NV...........      1,871,310     NET
       1,012,000        Li & Fung, Ltd. .......      1,135,666     HNG
                                                 -------------
                                                     3,006,976
                                                 -------------
                        ELECTRONICS -- 7.35%
          65,222        Advantest Corp. .......      3,695,100     JPN
          36,100        Epcos AG...............      1,785,362     GER
         183,000        Furukawa Electric
                         Company, Ltd. ........        972,499     JPN
          31,000        Hirose Electric
                         Company, Ltd. ........      2,113,692     JPN
         169,000        Hitachi, Ltd. .........      1,238,753     JPN
         120,000        Hon Hai Precision
                         Industry Company, Ltd.
                         (GDR)(a)..............      1,200,000     TWN
       1,939,000        Johnson Electric
                         Holdings, Ltd. .......      2,039,246     HNG
           9,990        Keyence Corp. .........      1,662,076     JPN
         151,900        KoninkliSke (Royal)
                         Philips Electronics
                         NV....................      4,518,250     NET
          12,100        KoninkliSke (Royal)
                         Philips Electronics NV
                         (ADR).................        352,231     NET
          26,300        Mabuchi Motor Company,
                         Ltd. .................      2,168,740     JPN
          62,800        Murata Manufacturing
                         Company, Ltd. ........      3,768,860     JPN

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        ELECTRONICS (CONTINUED)
         700,000        NEC Corp. .............  $   7,145,880     JPN
         128,689        Samsung Electronics
                         (GDR)(a)..............     13,875,634     KOR
                                                 -------------
                                                    46,536,323
                                                 -------------
                        ENGINEERING -- 0.44%
          57,261        Chudenko Corp. ........        742,813     JPN
       1,580,000        Singapore Technologies
                         Engineering, Ltd. ....      2,011,340     SIN
                                                 -------------
                                                     2,754,153
                                                 -------------
                        FINANCE -- 3.26%
          50,400        ACOM Company, Ltd. ....      3,675,042     JPN
          39,450        AIFUL Corp.(a).........      2,554,297     JPN
         233,610        Compagnie Financiere
                         Financial Richemont
                         AG(c).................      4,344,889     SWI
         225,000        Daiwa Securities Group,
                         Inc. .................      1,183,658     JPN
         141,000        Irish Permanent PLC....      1,426,032     IRE
          20,000        Kokusai Securities
                         Company, Ltd. ........        116,058     JPN
         294,000        Nikko Cordial Corp. ...      1,313,210     JPN
         203,000        Nomura Holdings,
                         Inc. .................      2,603,962     JPN
          14,880        Orix Corp. ............      1,333,825     JPN
          38,200        Promise Company,
                         Ltd. .................      2,067,938     JPN
                                                 -------------
                                                    20,618,911
                                                 -------------
                        FOOD AND BEVERAGE -- 3.51%
          40,956        Coca-Cola Hellenic
                         Bottling Company
                         S.A. .................        591,233     GRE
          22,840        Coca-Cola Hellenic
                         Bottling Company
                         S.A. .................        311,526     AUS
         171,000        Compass Group PLC......      1,281,525      UK
         548,400        Fosters Group, Ltd. ...      1,364,035     AUS
          18,000        Groupe Danone..........      2,197,449     FRA
         220,243        Heineken N.V. .........      8,358,640     NET
          37,500        Heineken Holding
                         N.V. -- Class A.......      1,069,320     NET
          23,500        LVMH Moet Hennessy
                         Louis Vuitton S.A. ...        956,995     FRA
          22,040        Nestle SA(c)...........      4,703,779     SWI
         275,000        Tate & Lyle PLC........      1,380,610      UK
                                                 -------------
                                                    22,215,112
                                                 -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        INSURANCE -- 4.83%
         290,000        Assicurazioni Generali
                         Spa(a)................  $   8,062,667     ITA
           3,600        Fairfax Financial
                         Holdings, Ltd. .......        369,693     CDA
          81,704        ING Groep N.V. ........      2,085,176     NET
         715,000        Mitsui Marine and Fire
                         Insurance Company,
                         Ltd. .................      3,357,426     JPN
         464,600        Prudential PLC.........      5,381,648      UK
         648,434        QBE Insurance Group,
                         Ltd. .................      2,548,735     AUS
          87,105        Swiss Re(c)............      8,769,845     SWI
                                                 -------------
                                                    30,575,190
                                                 -------------
                        INTERNET -- 0.67%
         100,000        Thomson Corp. .........      3,027,550     CDA
          39,724        Thomson Corp. .........      1,202,664     CDA
                                                 -------------
                                                     4,230,214
                                                 -------------
                        INVESTMENT HOLDING COMPANY -- 0.90%
         593,800        Hutchison Whampoa,
                         Ltd. .................      5,730,823     HNG
                                                 -------------
                        LEISURE AND RECREATION -- 0.19%
          32,500        Accor SA...............      1,182,467     FRA
                                                 -------------
                        MANUFACTURING -- 2.33%
         181,800        Assa Abloy AB..........      2,615,029     SWE
         562,000        Mitsubishi Heavy
                         Industries, Ltd. .....      1,501,889     JPN
          64,000        Schneider Electric
                         SA(c).................      3,079,635     FRA
          25,900        Siemens AG(a)..........      1,715,958     GER
         402,814        Smiths Group PLC.......      3,968,403      UK
          75,000        THK Company, Ltd. .....      1,094,910     JPN
          71,000        Ushio, Inc. ...........        802,861     JPN
                                                 -------------
                                                    14,778,685
                                                 -------------
                        MEDICAL AND OTHER HEALTH SERVICES -- 0.03%
          18,400        MDS, Inc. .............        217,758     CDA
                                                 -------------
                        METALS AND MINING -- 1.96%
           5,800        Alcan, Inc. ...........        207,558     CDA
       1,286,775        BHP Billiton, Ltd. ....      6,915,000     AUS
          78,576        BHP Billiton, Ltd.
                         (ADR).................        841,549     AUS
          43,663        Pechiney SA -- Class
                         A.....................      2,252,775     FRA
         441,600        WMC, Ltd. .............      2,163,619     AUS
                                                 -------------
                                                    12,380,501
                                                 -------------

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        OIL AND GAS -- 2.78%
         323,000        BG Group PLC...........  $   1,316,096      UK
         365,000        Centrica PLC...........      1,179,132      UK
         380,400        Eni Spa(a)(c)..........      4,772,765     ITA
           2,300        Royal Dutch Petroleum
                         Company...............        112,746     NET
          70,600        Royal Dutch Petroleum
                         Company...............      3,579,667     NET
         474,200        Shell Transport &
                         Trading Company PLC...      3,257,090      UK
         430,300        Statoil ASA(c).........      2,951,729     NOR
          13,700        Suncor Energy, Inc. ...        449,518     CDA
                                                 -------------
                                                    17,618,743
                                                 -------------
                        PAPER AND FOREST PRODUCTS -- 0.62%
         189,000        Sumitomo Forestry
                         Company, Ltd. ........        992,836     JPN
          88,900        UPM-Kymmene Oyj........      2,950,893     FIN
                                                 -------------
                                                     3,943,729
                                                 -------------
                        PHARMACEUTICALS -- 9.32%
         163,100        AstraZeneca PLC........      7,352,891      UK
         278,128        AstraZeneca PLC........     12,743,714      UK
          40,062        AstraZeneca PLC
                         (ADR)(a)..............      1,866,889      UK
         222,000        Chugai Pharmaceutical
                         Company, Ltd.(a)......      2,574,778     JPN
          31,200        Elan Corp. PLC
                         (ADR)(a)(c)...........      1,405,872     IRE
          70,000        GlaxoSmithKline PLC....      1,755,117      UK
         176,625        Novartis AG(c).........      6,389,038     SWI
          31,900        Roche Holding AG(c)....      2,278,984     SWI
          60,000        Sankyo Company, Ltd. ..      1,028,478     JPN
         186,780        Sanofi-Synthelabo SA...     13,947,628     FRA
         256,000        Shionogi & Company,
                         Ltd. .................      4,378,419     JPN
          96,000        Shire Pharmaceuticals
                         Group PLC(c)..........      1,201,411      UK
          28,000        Takeda Chemical
                         Industries, Ltd. .....      1,267,770     JPN
          29,000        Yamanouchi
                         Pharmaceutical
                         Company, Ltd. ........        766,131     JPN
                                                 -------------
                                                    58,957,120
                                                 -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        PUBLISHING -- 0.76%
         247,200        Pearson PLC............  $   2,845,420      UK
          63,000        VNU NV.................      1,937,363     NET
                                                 -------------
                                                     4,782,783
                                                 -------------
                        REAL ESTATE -- 2.71%
         815,000        Cheung Kong Holdings,
                         Ltd. .................      8,466,709     HNG
         707,000        Hong Kong Land
                         Holdings, Ltd. .......      1,336,230     HNG
         387,000        Mitsubishi Estate
                         Company, Ltd. ........      2,833,730     JPN
         410,000        Mitsui Fudosan Company,
                         Ltd. .................      3,130,473     JPN
         308,000        Sumitomo Realty &
                         Development Company,
                         Ltd. .................      1,411,010     JPN
                                                 -------------
                                                    17,178,152
                                                 -------------
                        RETAIL -- 2.73%
         176,000        Aeon Company, Ltd. ....      3,977,706     JPN
         215,900        Industria de Diseno
                         Textil, SA(c).........      4,119,027     SPA
         400,000        Marks & Spencer PLC....      2,101,320      UK
         129,300        Metro AG...............      4,591,482     GER
           3,900        SHIMAMURA Company,
                         Ltd. .................        229,289     JPN
         398,400        Woolworths, Ltd. ......      2,291,836      UK
                                                 -------------
                                                    17,310,660
                                                 -------------
                        RETAIL: SUPERMARKETS -- 0.18%
          21,500        Carrefour SA...........      1,118,864     FRA
                                                 -------------
                        RUBBER PRODUCTS -- 0.35%
          66,500        Compagnie Generale des
                         Establissements
                         Michelin -- Class B...      2,195,511     FRA
                                                 -------------
                        SEMICONDUCTORS -- 4.38%
          46,000        Aixtron AG.............      1,043,211     GER
         262,400        Arm Holdings PLC(c)....      1,370,830      UK
          23,100        ASML Holding N.V.(c)...        401,806     NET
         237,600        ASML Holding N.V.(c)...      4,051,080     NET
          97,700        Infineon Technologies
                         AG(a).................      1,998,033     GER
          83,600        STMicroelectronics
                         N.V.(a)...............      2,647,612     FRA
          14,500        STMicroelectronics
                         N.V. .................        465,799     SWI
         400,600        Taiwan Semiconductor
                         Manufacturing Company,
                         Ltd. (ADR)(a)(c)......      6,878,302     TWN

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        SEMICONDUCTORS (CONTINUED)
         146,100        Tokyo Electron,
                         Ltd. .................  $   7,172,809     JPN
          27,400        Tokyo Seimitsu Company,
                         Ltd. .................        930,975     JPN
          67,000        Zarlink Semiconductor,
                         Inc.(c)...............        753,750     CDA
                                                 -------------
                                                    27,714,207
                                                 -------------
                        TELECOMMUNICATIONS EQUIPMENT AND
                         SERVICES -- 13.91%
         228,500        America Movil SA de
                         CV -- Series L
                         (ADR)(a)..............      4,451,180     MEX
          68,000        Deutsche Telekom AG....      1,169,478     GER
         311,600        Ericsson (LM) Telephone
                         Company (ADR).........      1,626,552     SWE
             173        KDDI Corp. ............        323,624     JPN
          42,800        Hellenic
                         Telecommunications
                         Organization SA(c)....        697,944     GRE
             251        Nippon Telegraph and
                         Telephone Corp. ......        818,332     JPN
         703,600        Nokia Oyj..............     18,157,242     FIN
          75,400        Nokia Oyj (ADR)........      1,849,562     FIN
         225,200        Nortel Networks
                         Corp.(a)..............      1,689,000     CDA
             655        NTT DoCoMo, Inc. ......      7,701,764     JPN
         156,570        Portugal Telecom, SGPS,
                         SA(c).................      1,220,792     POR
       5,585,000        Singapore
                         Telecommunications,
                         Ltd. .................      5,324,739     SIN
         110,000        Societe Europeenne des
                         Satellites (FDR)......      1,274,273     LUX
          12,891        Swisscom AG............      3,575,004     SWI
          40,500        Telecel -- Comunicacoes
                         Pessoais, SA(c).......        324,806     POR
         179,000        Telecom Italia Mobile
                         Spa(a)................      1,000,109     ITA
         235,000        Telecom Italia Spa.....      1,256,451     ITA
         327,800        Telefonaktiebolaget LM
                         Ericsson AB -- Class
                         B.....................      1,779,888     SWE
         126,159        Telefonica SA(c).......      1,689,673     SPA
          28,792        Telefonica SA
                         (ADR)(c)..............      1,153,983     SPA
         205,900        Telefonos De Mexico SA
                         de CV (ADR)(a)........      7,210,618     MEX

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                        VALUE       COUNTRY
       ------                                    -------------   -------
                        COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                        (CONTINUED)
       8,770,740        Vodafone Group PLC.....  $  22,941,625      UK
          31,000        Vodafone Group PLC
                         (ADR).................        796,080      UK
                                                 -------------
                                                    88,032,719
                                                 -------------
                        TEXTILES -- 0.25%
         658,000        Toray Industries,
                         Inc. .................      1,592,623     JPN
                                                 -------------
                        TOYS -- 1.26%
          45,600        Nintendo Corp.,
                         Ltd. .................      7,990,534     JPN
                                                 -------------
                        TRANSPORTATION -- 0.72%
          82,100        Bombardier, Inc. --
                         Class A...............        848,249     CDA
         273,100        Bombardier, Inc. --
                         Class B...............      2,821,642     CDA
         287,000        Tokyu Corp. ...........        865,592     JPN
                                                 -------------
                                                     4,535,483
                                                 -------------
                        UTILITIES: ELECTRIC -- 0.54%
          67,000        Chubu Electric Power
                         Company, Inc.(c)......      1,207,300     JPN
         177,000        National Grid Group
                         PLC...................      1,102,409      UK
          52,000        Tokyo Electric Power
                         Company, Inc.(c)......      1,107,735     JPN
                                                 -------------
                                                     3,417,444
                                                 -------------
                        TOTAL COMMON STOCK
                        (Cost $638,635,813)....    569,012,385
                                                 -------------
                        REGULATED INVESTMENT COMPANY -- 0.19%
       1,198,072        Merrimac Cash Fund --
                         Premium Class(b)
                         (Cost $1,198,072).....      1,198,072     USA
                                                 -------------
   PRINCIPAL
   ---------
                        NON-CONVERTIBLE BONDS -- 0.17%
    $    521,000        Hellenic Exchange
                         Finance, 2.00%,
                         08/02/05..............        498,731     LUX
     138,000,000        Sanwa International
                         Financial Trust,
                         1.25%, 08/01/05(d)....        566,351     JPN
                                                 -------------
                        TOTAL NON-CONVERTIBLE
                        BONDS (Cost
                        $1,860,846)............      1,065,082
                                                 -------------
                        RIGHTS -- 0.00%
         390,900        TI Group(c) (Cost
                         $0)...................             --
                                                 -------------

      PRINCIPAL                                      VALUE       COUNTRY
      ---------                                  -------------   -------
                        TIME DEPOSITS -- 2.46%
    $  1,361,446        American Express
                         Centurion Bank, 1.89%,
                         01/22/02(b)...........  $   1,361,446     USA
       6,262,652        Bank of Nova Scotia,
                         2.04%, 02/15/02(b)....      6,262,652     USA
       3,267,470        Bayerische
                         HypoVereinsbank,
                         1.92%, 02/05/02(b)....      3,267,470     USA
         816,868        Bayerische
                         HypoVereinsbank,
                         1.81%, 03/18/02(b)....        816,868     USA
       1,361,446        BNP Paribas, 1.84%,
                         01/09/02(b)...........      1,361,446     USA
       1,633,735        Credit Agricole
                         Indosuez, 1.70%,
                         01/07/02(b)...........      1,633,735     USA
         619,813        Fleet National Bank,
                         1.95%, 01/02/02(b)....        619,813     USA
         272,289        Royal Bank Of Canada,
                         1.69%, 01/07/02(b)            272,289     USA
                                                 -------------
                        TOTAL TIME DEPOSITS
                        (Cost $15,595,719).....     15,595,719
                                                 -------------
                        SHORT TERM CORPORATE NOTES -- 3.42%
       6,807,230        Credit Suisse First
                         Boston Corp., Floating
                         Rate, 1.98%(+),
                         05/07/02(b)...........      6,807,230     USA
       2,551,261        First Union National
                         Bank, Floating Rate,
                         1.54%(+),
                         03/12/02(b)...........      2,551,261     USA
         816,869        Goldman Sachs Group,
                         Inc., Floating Rate,
                         1.54%(+),
                         02/05/02(b)...........        816,869     USA
       1,089,157        Merrill Lynch &
                         Company, Floating
                         Rate, 1.64%(+),
                         11/26/02(b)...........      1,089,157     USA
       4,084,338        Morgan Stanley Dean
                         Witter & Company,
                         Floating Rate,
                         1.93%(+),
                         01/03/02(b)...........      4,084,338     USA
         816,868        Morgan Stanley Dean
                         Witter & Company,
                         Floating Rate,
                         1.61%(+),
                         05/09/02(b)...........        816,868     USA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

      PRINCIPAL                                      VALUE       COUNTRY
      ---------                                  -------------   -------
                        SHORT TERM CORPORATE NOTES (CONTINUED)
    $  5,445,784        Morgan Stanley Dean
                         Witter & Company,
                         Floating Rate,
                         1.93%(+),
                         06/28/02(b)...........  $   5,445,784     USA
                                                 -------------
                        TOTAL SHORT TERM
                        CORPORATE NOTES
                        (Cost $21,611,507).....     21,611,507
                                                 -------------
                        TOTAL SECURITIES
                        (Cost $678,901,957)....    608,482,765
                                                 -------------
                        REPURCHASE AGREEMENT -- 9.26%
      58,616,167        With Investors Bank &
                         Trust, dated 12/31/01,
                         1.40%, due 01/02/02,
                         repurchase proceeds at
                         maturity $58,620,726
                         (Collateralized by
                         various Fannie Mae's,
                         5.50% -- 6.50%, due
                         07/15/11 to 03/15/31,
                         with a total value of
                         $61,546,976) (Cost
                         $58,616,167)..........     58,616,167     USA
                                                 -------------
                        Total
                        Investments -- 105.40%
                        (Cost $737,518,124)....    667,098,932
                        Liabilities less other
                        assets -- (5.40)%......    (34,210,207)
                                                 -------------
                        NET ASSETS --100.00%...  $ 632,888,725
                                                 =============

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $681,781,784.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation........  $  49,268,659
    Gross unrealized depreciation........   (122,567,678)
                                           -------------
    Net unrealized depreciation..........  $ (73,299,019)
                                           =============

---------------
(a)    All or part of the security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(d) Principal amount shown for this debt security is de-nominated in Japanese Yen.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipt.
(FDR)  Foreign Depository Receipt.
(GDR) Global Depository Receipt.

                                          PERCENT OF TOTAL
        COUNTRY COMPOSITION             INVESTMENTS AT VALUE
        -------------------             --------------------
Australia (AUS).....................            3.07%
Canada (CDA)........................            2.45%
Finland (FIN).......................            3.44%
France (FRA)........................            7.23%
Germany (GER).......................            3.53%
Greece (GRE)........................            0.19%
Hong Kong (HNG).....................            3.25%
Ireland (IRE).......................            1.63%
Italy (ITA).........................            2.26%
Japan (JPN).........................           19.46%
Korea (KOR).........................            2.08%
Luxembourg (LUX)....................            0.27%
Mexico (MEX)........................            1.84%
Netherlands (NET)...................            4.68%
Norway (NOR)........................            0.78%
Portugal (POR)......................            0.23%
Singapore (SIN).....................            2.19%
Spain (SPA).........................            1.77%
Sweden (SWE)........................            1.62%
Switzerland (SWI)...................            6.03%
Turkey (TUR)........................            0.17%
Taiwan (TWN)........................            1.21%
United Kingdom (UK).................           16.08%
United States (USA).................           14.54%
                                               ------
TOTAL PERCENTAGE....................          100.00%
                                               ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of fourteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series, the Balanced Series, the Value & Income Series, the Growth & Income Series, the Equity Growth Series, the Mid-Cap Value Series, the Mid-Cap Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2. SIGNIFICANT ACCOUNTING POLICIES

  A. SECURITY VALUATION

     Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

  B. REPURCHASE AGREEMENTS

     Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

  C. FOREIGN CURRENCY TRANSLATION

     The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

  D. FOREIGN CURRENCY FORWARD CONTRACTS

     Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or by entering into another offsetting foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

  E. OPTIONS

     Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

  F. FUTURES CONTRACTS

     Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

     Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

     Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

     Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

                             OPEN FUTURES CONTRACTS

     Open futures contracts as of December 31, 2001 are:

                       NUMBER OF                           EXPIRATION   VALUE AT        VALUE AS OF       UNREALIZED
SERIES                 CONTRACTS        DESCRIPTION           DATE     TRADE DATE    DECEMBER 31, 2001   APPRECIATION
------                 ----------   --------------------   ----------  -----------   -----------------   ------------
Balanced.............  12 Long      S&P 500 Index Future   March 2002  $3,366,093          $ 3,447,600       $ 81,507
Special Equity.......  49 Long      Russell 2000 Future    March 2002  $11,636,418         $11,987,850       $351,432

  G. SHORT SALES

     The Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which the Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at their market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Fund will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

  H. FEDERAL INCOME TAXES

     It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

  I.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

     All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  J. OPERATING EXPENSES

     The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among the series based on the relative net assets or another methodology that is appropriate based on the circumstances.

  K. OTHER

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Series Portfolios as follows:

AUSA SUB-ACCOUNT                                              PERCENTAGE INVESTMENT IN PORTFOLIO
----------------                                              ----------------------------------
Money Market................................................                               15.00
High Quality Bond...........................................                               25.69
Intermediate Government Bond................................                               30.85
Core Bond...................................................                               23.66
Balanced....................................................                               46.39
Value & Income..............................................                               45.34
Growth & Income.............................................                               35.12
Equity Growth...............................................                               44.63
Mid-Cap Value...............................................                                0.00(1)
Mid-Cap Growth..............................................                                0.00(1)
Special Equity..............................................                               28.38
Aggressive Equity...........................................                               27.54
High Yield Bond.............................................                               17.81
International Equity........................................                               27.34

---------------

 (1) Less than 0.005%.

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and payable monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

     For its services, the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                     ADVISOR      SUBADVISOR
PORTFOLIO SERIES                  PORTFOLIO SUBADVISORS              FEE (%)       FEE (%)
----------------         ----------------------------------------   ----------    ----------
Money Market Series      Capital Management Group                         0.25          0.05
High Quality Bond
  Series                 Merganser Capital Management Corporation         0.35              (2)
Intermediate Government
  Bond Series            Capital Management Group                         0.35          0.15
Core Bond Series         Black Rock Advisors, Inc                         0.35              (3)
Balanced Series          (4)                                              0.45              (5)
Value & Income Series    (6)                                              0.45              (7)
Growth & Income Series   (8)                                              0.60              (9)
Equity Growth Series     (10)                                             0.62              (11)
Mid-Cap Value Series     Cramer Rosenthal McGlynn, LLC                    0.67(1)           (12)
Mid-Cap Growth Series    Dresdner RCM                                     0.72(1)           (13)
Special Equity Series    (14)                                             0.80              (15)
Aggressive Equity
  Series                 McKinley Capital Management                      0.97              (16)
High-Yield Bond Series   Eaton Vance                                      0.55              (17)
International Equity
  Series                 Capital Guardian Trust Company                   0.75              (18)

---------------

 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $300,000,000.

 (3) The Core Bond Series changed its subadvisor on December 1, 2001 from Payden & Rygel Investment Counsel to Black Rock Advisors, Inc. From the period January 1, 2001 to November 30, 2001, the market values of the fixed income securities of the Core Bond and Balanced Series were combined to determine the subadvisor fee. Payden & Rygel Investment Counsel received 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000. For the period from December 1, 2001 to December 31, 2001, the market values of the fixed income securities of the Core Bond Series and Balanced Series were combined to determine the fee at the rate of 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.

 (4) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and Black Rock Advisors, Inc. for equity and fixed income securities, respectively. Effective December 1, 2001, Black Rock replaced Payden & Rygel Investment Counsel

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

 (5) Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period January 1, 2001 through November 30, 2001, Payden & Rygel received 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series. For the period December 1, 2001 to December 31, 2001, Black Rock Advisors, Inc. received 0.12% on the first $1,000,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $1,000,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series.

 (6) The Value & Income Series has two subadvisors, Sanford C. Bernstein & Company, LLC and Asset Management Group.

 (7) Asset Management Group and Sanford C. Bernstein & Company, LLC received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

 (8) The Growth & Income Series changed subadvisors on July 31, 2001. Aeltus Investment Management, Inc. and Credit Suisse Asset Management replaced Putnam Advisory Company, Inc.

 (9) For the period January 1, 2001 through July 31, 2001, Putnam Advisory Company, Inc. received 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000. For the period August 1, 2001 through December 31, 2001, Aeltus Investment Management, Inc. received 0.15% on the first $300,000,000 in average daily net assets, 0.125% on the next $700,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period August 1, 2001 through December 31, 2001, Credit Suisse Asset Management received 0.30% on the first $100,000,000 in average daily net assets, 0.20% on the next $200,000,000 in average daily net assets, 0.15% on the next $200,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000.

(10) The Equity Growth Series has three subadvisors, Ark Asset Management, Marsico Capital Management, and Dresdner RCM Global Investors.

(11) Dresdner RCM Global Investors, Inc. received 0.22% on the first $700,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $700,000,000. Ark Asset Management received 0.20% of average daily net assets. Marsico Capital Management received 0.30% on the first $1,000,000,000 in average daily net assets, 0.25% on the next $1,000,000,000 in average daily net assets, and 0.27% on all average daily net assets in excess of $2,000,000,000.

(12) 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $300,000,000.

(13) 0.82% on the first $25,000,000 in average daily net assets, 0.46% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, and 0.23% on all average daily net assets in excess of $100,000,000.

(14) Effective August 3, 2001, The Special Equity Series added an additional subadvisor, INVESCO, Inc., to its existing subadvisors: Husic Capital; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

(15) Liberty Investment Management received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $250,000,000 in average daily net assets, and 0.20% on all daily average net assets in excess of $350,000,000. Westport Asset Management, Inc. received 0.50% of average daily net assets. Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000. For the period August 3, 2001 through December 31, 2001, INVESCO, Inc. received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000.

(16) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(17) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $125,000,000.

(18) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% on the next $200,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

    For the year ended December 31, 2001, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

FUND                                                         EXPENSE CAP
----                                                   -----------------------
Money Market Series.................................    30 basis points (b.p.)
High Quality Bond Series............................           40 b.p.
Intermediate Government Bond Series.................           40 b.p.
Core Bond Series....................................           40 b.p.
Balanced Series.....................................           50 b.p.
Value & Income Series...............................           50 b.p.
Growth & Income Series..............................           65 b.p.
Equity Growth Series................................           65 b.p.
Mid-Cap Value Series................................           70 b.p.
Mid-Cap Growth Series...............................           75 b.p.
Special Equity Series...............................           85 b.p.
Aggressive Equity Series............................          100 b.p.
High-Yield Bond Series..............................           60 b.p.
International Equity Series.........................           90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the Series Portfolio for the year ended December 31, 2001, amounted to $34,967.

                        DIVERSIFIED INVESTORS PORTFOLIOS

4. SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     The Series receives compensation, net of related expenses, for lending its securities which is reported on the Statements of Operations. At December 31, 2001, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
High Quality Bond Series....................................  $  5,333,650   $  5,472,000
Intermediate Government Bond Series.........................    20,878,353     21,418,500
Core Bond Series............................................    57,907,461     59,194,051
Balanced Series.............................................    23,861,077     24,635,405
Value & Income Series.......................................    94,189,598     97,451,405
Growth & Income Series......................................    64,880,737     67,368,088
Equity Growth Series........................................    51,118,879     52,961,356
Special Equity Series.......................................   191,693,131    199,830,671
Aggressive Equity Series....................................   103,393,241    106,560,944
International Equity Series.................................    36,343,078     38,405,298

5. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2001, were as follows:

                                                                   COST OF          PROCEEDS
                                                                  PURCHASES        FROM SALES
                                                                --------------   --------------
High Quality Bond Series.............  Government Obligations   $   31,537,857   $   43,674,728
                                       Other                       198,043,176       90,241,739
Intermediate Government Bond Series..  Government Obligations       60,456,658       87,095,473
                                       Other                        12,864,628               --
Core Bond Series.....................  Government Obligations    3,840,226,291    3,805,916,687
                                       Other                       752,306,112      720,150,933
Balanced Series......................  Government Obligations    1,053,541,737    1,082,667,846
                                       Other                       627,235,142      594,939,851
Value & Income Series................  Other                       689,268,008      471,378,734
Growth & Income Series...............  Other                     1,590,343,103    1,502,157,700
Equity Growth Series.................  Other                     1,017,506,864      746,347,788
Mid-Cap Value Series.................  Other                        17,736,178        5,724,084
Mid-Cap Growth Series................  Other                        19,407,266        4,335,614
Special Equity Series................  Other                     1,098,828,108    1,049,466,546
Aggressive Equity Series.............  Other                       440,670,254      364,215,443
High Yield Bond Series...............  Other                       186,473,063      129,232,249
International Equity Series..........  Other                       261,361,879      162,180,941

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 2001, the Core Bond Series, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                     NET UNREALIZED
                                FOREIGN     IN EXCHANGE   SETTLEMENT                 APPRECIATION/
                               CURRENCY         FOR          DATE         VALUE      (DEPRECIATION)
                              -----------   -----------   ----------   -----------   --------------
CORE BOND
SALE CONTRACTS:
British Pound...............   16,908,285   $24,610,009     01/04/02   $24,598,849      $ 11,159
New Zealand Dollar..........    7,264,220     3,021,915     01/14/02     3,024,201        (2,285)
                                                                                        --------
  TOTAL.....................                                                            $  8,874
                                                                                        ========
BALANCED
SALE CONTRACTS:
British Pound...............    4,260,147   $ 6,200,644     01/04/02   $ 6,197,832      $  2,812
New Zealand Dollar..........    1,816,055       755,479     01/14/02       756,050          (572)
                                                                                        --------
  TOTAL.....................                                                            $  2,240
                                                                                        ========
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Euro........................    4,481,286     3,987,000     01/29/02     3,988,552      $  1,552
Euro........................    2,600,852     2,321,000     02/08/02     2,314,035        (6,965)
                                                                                        --------
  TOTAL.....................                                                            $ (5,413)
                                                                                        ========
SALE CONTRACTS:
Japanese Yen................  388,810,000   $ 3,295,000     02/28/02   $ 2,977,468      $317,532
Japanese Yen................  474,600,620     3,613,252     04/04/02     3,641,102       (27,851)
                                                                                        --------
  TOTAL.....................                                                            $289,681
                                                                                        ========

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)


INTERNATIONAL EQUITY (CONTINUED)

FOREIGN CURRENCY CROSS CONTRACTS:

                                                          PURCHASE        SALE      NET UNREALIZED
                                            SETTLEMENT     CURRENT      CURRENT     APPRECIATION/
PURCHASE/SALE                                  DATE         VALUE        VALUE      (DEPRECIATION)
-------------                               ----------   -----------   ----------   --------------
Euro/British Pound........................   03/26/02    $   907,285   $  907,281     $        4
Euro/British Pound........................   04/26/02      7,458,262    7,533,087        (74,825)
Euro/Canadian Dollar......................   01/23/02      1,411,025    1,403,506          7,519
Euro/Canadian Dollar......................   02/20/02        250,284      246,830          3,453
Euro/Canadian Dollar......................   03/07/02      1,242,543    1,214,180         28,364
Euro/Japanese Yen.........................   01/15/02      1,837,960    1,713,956        124,004
Euro/Japanese Yen.........................   01/18/02      4,255,974    3,976,161        279,813
Euro/Japanese Yen.........................   01/23/02      2,119,145    1,963,828        155,317
Euro/Japanese Yen.........................   01/28/02      4,133,276    3,858,773        274,503
Euro/Japanese Yen.........................   02/19/02      2,800,680    2,567,430        233,250
Euro/Japanese Yen.........................   02/21/02      1,699,440    1,571,914        127,526
Euro/Japanese Yen.........................   02/21/02      2,259,562    2,086,114        173,448
Euro/Japanese Yen.........................   02/28/02      4,690,438    4,328,859        361,579
Euro/Japanese Yen.........................   03/18/02      1,183,871    1,167,188         16,683
Euro/Japanese Yen.........................   03/18/02      7,265,840    6,353,583        912,257
Euro/Japanese Yen.........................   03/22/02        723,020      713,961          9,059
Euro/Japanese Yen.........................   03/28/02     10,553,919    9,464,949      1,088,970
Euro/Japanese Yen.........................   05/28/02      1,599,736    1,476,701        123,035
Swiss Franc/Hong Kong Dollar..............   06/20/02      1,264,657    1,281,572        (16,915)
Swiss Franc/Japanese Yen..................   02/28/02      2,213,253    2,091,423        121,829
Swiss Franc/Japanese Yen..................   03/27/02      2,468,757    2,445,705         23,052
Swiss Franc/Swedish Krona.................   03/25/02      2,143,143    2,336,322       (193,179)
                                                                                      ----------
  TOTAL...................................                                            $3,778,747
                                                                                      ==========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS

                                                RATIO TO AVERAGE NET ASSETS
                                 ---------------------------------------------------------
                                                                             INVESTMENT
            FOR THE                            EXPENSES       INVESTMENT    INCOME (LOSS)                NET ASSETS,
          PERIOD/YEAR                           (NET OF         INCOME         (NET OF       PORTFOLIO      END OF       TOTAL
             ENDED               EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER    PERIOD/YEAR    RETURN
          -----------            --------   ---------------   ----------   ---------------   ---------   ------------   -------
MONEY MARKET
12/31/2001.....................    0.27%         0.27%           3.85%          3.85%           N/A      $704,577,191      4.37%
12/31/2000.....................    0.28          0.28            6.18           6.18            N/A       492,136,376       N/A
12/31/1999.....................    0.28          0.28            5.06           5.06            N/A       416,768,827       N/A
12/31/1998.....................    0.28          0.28            5.32           5.32            N/A       292,437,753       N/A
12/31/1997.....................    0.28          0.28            5.33           5.33            N/A       232,312,458       N/A

HIGH QUALITY BOND
12/31/2001.....................    0.38          0.38            5.74           5.74             53%      330,502,956      8.70
12/31/2000.....................    0.38          0.38            6.21           6.21             73       228,391,465       N/A
12/31/1999.....................    0.38          0.38            5.78           5.78             56       199,906,097       N/A
12/31/1998.....................    0.39          0.39            5.90           5.90             68       227,463,134       N/A
12/31/1997.....................    0.39          0.39            6.12           6.12             62       218,169,438       N/A

INTERMEDIATE GOVERNMENT BOND
12/31/2001.....................    0.38          0.38            5.25           5.25             40       260,795,117      7.24
12/31/2000.....................    0.37          0.37            5.82           5.82             48       208,106,902       N/A
12/31/1999.....................    0.39          0.39            5.46           5.46             25       174,804,385       N/A
12/31/1998.....................    0.39          0.39            5.46           5.46             70       158,574,467       N/A
12/31/1997.....................    0.41          0.39            5.61           5.62             45       129,186,397       N/A

CORE BOND
12/31/2001.....................    0.38          0.38            5.32           5.32            547       761,473,139      7.38
12/31/2000.....................    0.38          0.38            6.28           6.28            521       641,903,354       N/A
12/31/1999.....................    0.37          0.37            5.86           5.86            307       515,721,444       N/A
12/31/1998.....................    0.38          0.38            5.98           5.98            102       551,935,530       N/A
12/31/1997.....................    0.38          0.38            6.49           6.49             64       361,632,885       N/A

---------------

(1)  Commencement of Operations, April 27, 2001.
  *  Annualized

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                                               RATIO TO AVERAGE NET ASSETS
                                ---------------------------------------------------------
                                                                            INVESTMENT
           FOR THE                            EXPENSES       INVESTMENT    INCOME (LOSS)                 NET ASSETS,
         PERIOD/YEAR                           (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
            ENDED               EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
         -----------            --------   ---------------   ----------   ---------------   ---------   --------------   ------
BALANCED
12/31/2001....................    0.49%         0.49%            2.82%          2.82%          312%     $  497,836,597    (4.75)%
12/31/2000....................    0.49          0.49             2.93           2.93           286         512,675,482      N/A
12/31/1999....................    0.52          0.50             2.46           2.48           256         525,583,903      N/A
12/31/1998....................    0.48          0.48             3.22           3.22            91         505,995,739      N/A
12/31/1997....................    0.48          0.48             3.55           3.55            87         394,769,913      N/A

VALUE & INCOME
12/31/2001....................    0.48          0.48             2.07           2.07            32       1,653,702,046    (1.46)
12/31/2000....................    0.46          0.46             2.23           2.23            76       1,530,760,024      N/A
12/31/1999....................    0.46          0.46             1.75           1.75            43       1,414,634,230      N/A
12/31/1998....................    0.47          0.47             2.23           2.23            31       1,367,107,496      N/A
12/31/1997....................    0.47          0.47             2.27           2.27            33       1,215,071,169      N/A

GROWTH & INCOME
12/31/2001....................    0.63          0.63             0.50           0.50           153         968,765,767   (21.84)
12/31/2000....................    0.62          0.62             0.07           0.07            80       1,172,093,970      N/A
12/31/1999....................    0.62          0.62             0.07           0.07            86       1,242,236,443      N/A
12/31/1998....................    0.63          0.63             0.30           0.30            75         771,268,461      N/A
12/31/1997....................    0.64          0.64             0.65           0.65            87         376,260,408      N/A

EQUITY GROWTH
12/31/2001....................    0.64          0.64             0.09           0.09            63       1,230,944,333   (19.12)
12/31/2000....................    0.64          0.64             0.05           0.05            97       1,226,091,994      N/A
12/31/1999....................    0.64          0.64             0.12           0.12            44       1,266,869,154      N/A
12/31/1998....................    0.64          0.64             0.22           0.22           104         688,448,565      N/A
12/31/1997....................    0.65          0.65             0.43           0.43            91         426,312,188      N/A

---------------

(1)  Commencement of Operations, April 27, 2001.
  *  Annualized

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                                               RATIO TO AVERAGE NET ASSETS
                                ---------------------------------------------------------
                                                                            INVESTMENT
           FOR THE                            EXPENSES       INVESTMENT    INCOME (LOSS)                 NET ASSETS,
         PERIOD/YEAR                           (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
            ENDED               EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
         -----------            --------   ---------------   ----------   ---------------   ---------   --------------   ------
MID-CAP VALUE(1)
12/31/2001....................    1.91%*        0.70%*         (0.48)%*         0.73%*          87%     $   13,632,294     9.29%

MID-CAP GROWTH(1)
12/31/2001....................    1.93*         0.75*          (1.50)*         (0.32)*          63          15,562,948   (12.05)

SPECIAL EQUITY
12/31/2001....................    0.83          0.83           (0.02)          (0.02)           88       1,323,223,840    (1.92)
12/31/2000....................    0.82          0.82            0.10            0.10            77       1,311,523,517      N/A
12/31/1999....................    0.84          0.84            0.13            0.13           171       1,171,034,281      N/A
12/31/1998....................    0.83          0.83            0.14            0.14           173         924,089,884      N/A
12/31/1997....................    0.84          0.84            0.41            0.41           146         743,388,261      N/A

AGGRESSIVE EQUITY
12/31/2001....................    1.00          1.00           (0.72)          (0.72)           98         372,579,133   (30.23)
12/31/2000....................    0.98          0.98           (0.62)          (0.62)           62         435,760,615      N/A
12/31/1999....................    1.01          1.00           (0.47)          (0.46)          132         259,974,422      N/A
12/31/1998....................    1.10          1.00           (0.41)          (0.31)          121          81,327,707      N/A
12/31/1997....................    1.33          1.00           (0.52)          (0.19)          243          25,857,650      N/A

HIGH YIELD BOND
12/31/2001....................    0.59          0.59            9.41            9.41            90         174,019,465     5.94
12/31/2000....................    0.65          0.60            9.17            9.22           105         139,986,593      N/A
12/31/1999....................    0.61          0.60            8.45            8.46           145         124,990,408      N/A
12/31/1998....................    0.63          0.60            8.64            8.67            83          94,870,981      N/A
12/31/1997....................    0.74          0.60            8.46            8.60           109          39,700,131      N/A

INTERNATIONAL EQUITY
12/31/2001....................    0.88          0.88            0.67            0.67            28         632,888,725   (16.82)
12/31/2000....................    0.84          0.84            0.77            0.77            46         650,534,093      N/A
12/31/1999....................    0.86          0.86            0.74            0.74            35         592,713,641      N/A
12/31/1998....................    0.88          0.87            1.05            1.06            33         320,218,173      N/A
12/31/1997....................    0.88          0.87            0.90            0.91            31         205,306,068      N/A

                        DIVERSIFIED INVESTORS PORTFOLIOS

                        TRUSTEES INFORMATION (UNAUDITED)

     Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.

OFFICERS AND INTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   ----------------------------------
Joseph P. Carusone, 36.................   Treasurer since 2001     Vice President and Director,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, Assistant
                                                                   Vice President and Assistant
                                                                   Treasurer, The Bank of New York.

Robert F. Colby, 46....................   Secretary since 1993     Vice President and General
                                                                   Counsel, Diversified Investment
                                                                   Advisors, Inc.; Vice President,
                                                                   Diversified Investors Securities
                                                                   Corp.; Vice President and
                                                                   Assistant Secretary, AUSA Life
                                                                   Insurance Company, Inc.

John F. Hughes, 60.....................   Assistant Secretary      Assistant Secretary, Vice
                                           since 1993              President and Senior Counsel,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, AUSA Life
                                                                   Insurance Company, Inc.; Assistant
                                                                   Secretary, Diversified Investors
                                                                   Securities Corp.

Mark Mullin, 39........................   Trustee since 1995       Vice President and Chief
                                                                   Investment Officer, Diversified
                                                                   Investment Advisors, Inc.

Tom A. Schlossberg, 51.................   Trustee, President       Director, Chairman of the Board,
                                           since 1993              President and Chief Executive
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

DISINTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   ----------------------------------
Neal M. Jewell, 67.....................   Trustee since 1993       Consultant; Independent Trustee,
355 Thornridge Drive                                               EAI Select (a registered
Stamford, CT 06903                                                 investment company)

Eugene M. Mannella, 48.................   Trustee since 1993       Executive Vice President,
2 Orchard Neck Road                                                Investment Management Services,
Center Moriches, NY 11934                                          Inc.

Patricia L. Sawyer, 51.................   Trustee since 1993       President and Executive Search
Smith & Sawyer LLP                                                 Consultant, Smith & Sawyer LLC
P.O. Box 8063
Vero Beach, FL 32963

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of MONY Life Insurance Company

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of the MONY Life Insurance Company and Subsidiaries (the "Company") at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 7, 2002

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                  2001         2000
                                                                ---------    ---------
                                                                   ($ IN MILLIONS)
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at fair
     value (Note 5).........................................    $ 6,973.5    $ 6,693.0
  Equity securities available-for-sale, at fair value (Note
     5).....................................................        297.5        328.6
  Mortgage loans on real estate (Note 6)....................      1,809.7      1,754.7
  Policy loans..............................................      1,229.0      1,264.6
  Other invested assets.....................................        347.5        312.0
                                                                ---------    ---------
                                                                 10,657.2     10,352.9
                                                                =========    =========
Cash and cash equivalents...................................        305.0        499.5
Accrued investment income...................................        192.9         71.7
Amounts due from reinsurers.................................        595.8        491.6
Deferred policy acquisition costs (Note 8)..................      1,233.8      1,209.7
Other assets................................................        556.0        781.1
Assets transferred in Group Pension Transaction (Note 11)...      4,650.4      4,927.7
Separate account assets.....................................      5,195.2      5,868.1
                                                                ---------    ---------
     Total assets...........................................    $23,386.3    $24,202.3
                                                                =========    =========
LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits......................................    $ 7,870.0    $ 7,794.5
Policyholders' account balances.............................      2,337.1      2,191.3
Other policyholders' liabilities............................        281.1        295.9
Amounts due to reinsurers...................................         74.6         87.3
Accounts payable and other liabilities......................        816.1        650.3
Short term debt (Note 14)...................................           --         52.3
Long term debt (Note 14)....................................        216.9        217.0
Current federal income taxes payable........................        109.1        124.7
Liabilities transferred in Group Pension Transaction (Note
  11).......................................................      4,586.5      4,897.2
Separate account liabilities................................      5,192.3      5,865.3
                                                                ---------    ---------
     Total liabilities......................................    $21,483.7    $22,175.8
                                                                =========    =========
Commitments and contingencies (Note 16)
Common stock, $1.00 par value; 2.5 million shares
  authorized; 2.5 and 2.5 million shares issued and
  outstanding at December 31, 2001 and 2000 respectively;...    $     2.5    $     2.5
Capital in excess of par....................................      1,628.6      1,628.6
Retained earnings...........................................        233.4        382.4
Accumulated other comprehensive income......................         38.1         13.0
                                                                ---------    ---------
     Total shareholder's equity.............................      1,902.6      2,026.5
                                                                ---------    ---------
     Total liabilities and shareholder's equity.............    $23,386.3    $24,202.3
                                                                =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                                 2001        2000        1999
                                                               --------    --------    --------
                                                                       ($ IN MILLIONS)
REVENUES:
Premiums...................................................    $  695.3    $  700.5    $  717.1
Universal life and investment-type product policy fees.....       207.2       205.8       196.3
Net investment income (Note 4).............................       676.9       970.9       900.0
Net realized (losses) gains on investments (Note 4)........       (12.3)       37.5       125.1
Group Pension Profits (Note 11)............................        30.7        37.1        63.0
Other income...............................................       189.1       223.3       197.2
                                                               --------    --------    --------
                                                                1,786.9     2,175.1     2,198.7
                                                               --------    --------    --------
BENEFITS AND EXPENSES:
Benefits to policyholders..................................       814.7       787.8       787.1
Interest credited to policyholders' account balances.......       110.5       110.6       115.5
Amortization of deferred policy acquisition costs..........       158.8       139.1       137.8
Dividends to policyholders.................................       236.6       235.5       230.7
Other operating costs and expenses.........................       519.4       503.3       546.7
Demutualization expenses...................................          --          --         2.0
                                                               --------    --------    --------
                                                                1,840.0     1,776.3     1,819.8
                                                               --------    --------    --------
(Loss) income before income taxes and extraordinary item...       (53.1)      398.8       378.9
                                                               --------    --------    --------
Income tax (benefit) expense...............................       (19.1)      134.8       131.4
                                                               --------    --------    --------
(Loss) income before extraordinary item....................       (34.0)      264.0       247.5
                                                               --------    --------    --------
Extraordinary item (Note 14)...............................          --        37.7          --
                                                               --------    --------    --------
Net (loss) income..........................................       (34.0)      226.3       247.5
                                                               --------    --------    --------
Other comprehensive income (loss), net (Note 4)............        25.1        42.4      (181.8)
                                                               --------    --------    --------
Comprehensive (loss) income................................    $   (8.9)   $  268.7    $   65.7
                                                               ========    ========    ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                                      ACCUMULATED
                                               CAPITAL                   OTHER           TOTAL
                                     COMMON   IN EXCESS   RETAINED   COMPREHENSIVE   SHAREHOLDER'S
                                     STOCK     OF PAR     EARNINGS      INCOME          EQUITY
                                     ------   ---------   --------   -------------   -------------
                                                            ($ IN MILLIONS)
BALANCE, DECEMBER 31, 1998.........   $2.0    $1,564.1    $   8.6       $ 152.4        $1,727.1
Change in number of authorized and
  outstanding Shares...............    0.5        (0.5)
Comprehensive income:
     Net income....................                         247.5                         247.5
     Other comprehensive income:
       Unrealized gains on
          investments, net of
          unrealized losses,
          reclassification
          adjustments, and taxes
          (Note 4).................                                      (181.8)         (181.8)
                                      ----    --------    -------       -------        --------
Comprehensive income/(loss)........                                                        65.7
                                      ----    --------    -------       -------        --------
BALANCE, DECEMBER 31, 1999.........    2.5     1,563.6      256.1         (29.4)        1,792.8
Dividends..........................                        (100.0)                       (100.0)
Capital Contribution...............               65.0                                     65.0
Comprehensive income:
     Net income....................                         226.3                         226.3
     Other comprehensive income:
       Unrealized losses on
          investments net of
          unrealized gains,
          reclassification
          adjustments, and taxes
          (Note 4).................                                        46.2            46.2
       Minimum pension liability
          adjustment...............                                        (3.8)           (3.8)
                                      ----    --------    -------       -------        --------
     Other comprehensive income....                                        42.4            42.4
Comprehensive income/(loss)........                                                       268.7
                                      ----    --------    -------       -------        --------
BALANCE, DECEMBER 31, 2000.........    2.5     1,628.6      382.4          13.0         2,038.9
Dividends..........................                        (115.0)                       (115.0)
Comprehensive income:
     Net loss......................                         (34.0)                        (34.0)
     Other comprehensive income:
       Unrealized losses on
          investments net of
          unrealized gains,
          reclassification
          adjustments, and taxes
          (Note 4).................                                        36.6            36.6
       Minimum pension liability
          adjustment...............                                       (11.5)          (11.5)
                                      ----    --------    -------       -------        --------
     Other comprehensive income....                                        25.1            25.1
Comprehensive income/(loss)........                                                        (8.9)
                                      ----    --------    -------       -------        --------
BALANCE, DECEMBER 31, 2001.........   $2.5    $1,628.6    $ 233.4       $  38.1        $1,902.6
                                      ====    ========    =======       =======        ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                                2001        2000        1999
                                                              ---------   ---------   ---------
                                                                       ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 3):
Net (loss) income...........................................  $   (34.0)  $   226.3   $   247.5
Adjustments to reconcile net (loss) income to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances......       92.0        99.9       111.9
  Universal life and investment-type product policy fee
    income..................................................     (117.8)     (127.4)     (143.5)
  Capitalization of deferred policy acquisition costs.......     (194.5)     (175.0)     (148.8)
  Amortization of deferred policy acquisition costs.........      158.8       139.1       132.4
  Provision for depreciation and amortization...............       64.9        32.9        32.4
  Provision for deferred federal income taxes...............       (6.4)       63.4        57.5
  Net realized losses (gains) on investments................       12.3       (37.5)     (125.1)
  Non-cash distributions from investments...................       52.9      (226.7)     (172.8)
  Change in other assets and accounts payable and other
    liabilities.............................................      (55.1)      (69.7)       18.7
  Change in future policy benefits..........................       75.5        58.7        62.2
  Change in other policyholders' liabilities................      (14.8)       10.6        17.0
  Change in current federal income taxes payable............      (12.2)      (41.0)       54.7
  Extraordinary loss on extinguishment of debt..............         --        56.8          --
                                                              ---------   ---------   ---------
Net cash provided by operating activities...................  $    21.6   $    10.4   $   144.1
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities securities...............................  $ 1,275.7   $ 1,067.5   $ 1,256.1
  Equity securities.........................................       39.9       514.2       328.2
  Mortgage loans on real estate.............................      341.6       453.7       194.8
  Policy loans, net.........................................       35.7         3.6         1.4
  Other invested assets.....................................       57.9       179.6       369.4
Acquisitions of investments:
  Fixed maturities securities...............................   (1,398.0)   (1,058.9)   (1,563.6)
  Equity securities.........................................      (51.4)     (127.6)     (152.0)
  Mortgage loans on real estate.............................     (405.3)     (442.4)     (503.4)
  Other invested assets.....................................     (127.5)      (99.6)      (66.2)
  Other, net................................................         --      (150.0)       60.3
  Property and equipment, net...............................      (41.2)      (54.8)      (22.5)
                                                              ---------   ---------   ---------
Net cash (used in)/provided by investing activities.........  $  (272.6)  $   285.3   $   (97.5)
                                                              =========   =========   =========
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of debt............................................  $      --   $   215.0   $      --
Repayments of debt..........................................       (0.1)     (301.3)      (84.8)
Receipts from annuity and universal life policies credited
  to policyholders' account balances........................    1,150.9     2,287.1     1,874.0
Return of policyholders' account balances on annuity
  policies and universal life policies......................     (979.3)   (2,305.9)   (1,896.5)
Capital contribution........................................         --        65.0          --
Dividends paid to shareholders..............................     (115.0)     (100.0)         --
Net cash provided by/(used in) financing activities.........       56.5      (140.1)     (107.3)
                                                              ---------   ---------   ---------
Net (decrease)/increase in cash and cash equivalents........     (194.5)      155.6       (60.7)
Cash and cash equivalents, beginning of year................      499.5       343.9       404.6
                                                              ---------   ---------   ---------
Cash and cash equivalents, end of year......................  $   305.0   $   499.5   $   343.9
                                                              =========   =========   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes................................................  $     4.6   $    93.3   $    20.1
Interest....................................................  $    19.8   $    29.4   $    20.3

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

     The MONY Life Insurance Company ("MONY Life") and its subsidiaries (MONY Life and its subsidiaries are collectively referred to herein as the "Company"), provides life insurance, annuities, corporate-owned and bank-owned life insurance ("COLI/BOLI") products, mutual funds, securities brokerage, asset management, and business and estate planning services. The Company distributes its products and services to individuals and institutional clients through a career agency sales force and financial advisors and brokers of its securities broker-dealer and mutual fund subsidiaries (hereafter referred to as "Proprietary Distribution"). In addition, the Company distributes its products and services through what it defines as complementary distribution channels ("Complementary Distribution"), which principally consist of independent third-party insurance brokerage general agencies and securities broker-dealers, as well as its corporate marketing team. The Company principally sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico and currently insures or provides other financial services to more than one million people.

     MONY Life's principal wholly owned direct and indirect operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management ("Enterprise"), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation ("MSC"), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life's career agency sales force, (v) Trusted Securities Advisors Corporation ("Trusted Advisors"), which distributes investment products and services through a network of independent certified public accountants, (vi) MONY Brokerage, Inc. ("MBI"), a licensed insurance broker, which principally provides MONY Life's career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their clients, and (vii) MONY Life Insurance Company of the Americas, Ltd. ("MLICA"), which provides life insurance, annuity and investment products to nationals of certain Latin American countries.

     On November 16, 1998, pursuant to a plan of reorganization (the "Plan"), which was approved by the New York Insurance Department, The Mutual Life Insurance Company of New York ("MONY") converted from a mutual insurance company to a stock life insurance company (the "Demutualization") and became MONY Life, a wholly owned subsidiary of The MONY Group Inc. ("MONY Group"). In connection with the Plan, MONY established a closed block, as more fully discussed in Note 2, to fund the guaranteed benefits and dividends of certain participating insurance policies and eligible policyholders received cash, policy credits, or shares of MONY Group common stock in exchange for their membership interests in MONY.

     The MONY Group's other principal operating subsidiaries are The Advest Group, Inc. ("Advest") and Matrix Capital Markets Group ("Matrix"). Advest and Matrix were acquired by MONY Group in 2001.

2. THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES future policy benefits, (iii) valuation allowances for mortgage loans, and impairment writedowns for other invested assets, and (iv) litigation, contingencies and restructuring charges. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

 Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

 Valuation of Investments and Realized Gains and Losses

     The Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company's investments in limited partnership interests are accounted for in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investments in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are reported as other invested assets, and are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Collateralized Financing Transactions

     Securities loaned and borrowed are accounted for as collateralized financing transactions and are recorded at the amount of cash collateral received or advanced. The fee received or paid by the Company is recorded as interest revenue or expense and is reflected in retail brokerage and investment banking revenues and other operating costs and expenses, respectively, in the consolidated statement of income. The initial collateral advanced or received has a higher market value than the underlying securities. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded, as necessary.

     The Company utilizes short-term repurchase agreements as supplementary short-term financing and delivers U.S. Treasury securities as collateral for cash received. These repurchase agreements are accounted for as collateralized financings. The fee paid by the Company is recorded as interest expense. The Company monitors the market value of securities transferred on a daily basis, and obtains additional collateral as necessary.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield for the Closed Block was 7.29% for the year 2001 with subsequent years grading down to an ultimate aggregate yield of 7.12% in the year 2013. Estimated gross margins include

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     The Company conducts programs from time-to-time that allow annuity contractholders to exchange older annuity contracts for new annuity products at no cost. The Company has determined that the old and new products are substantially similar and as such, the Company retains previously recorded DAC related to the exchanged contract.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.9%, 5.9% and 5.6% for the years ended December 31, 2001, 2000, and 1999, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.5%, 4.9% and 5.1% for the years ended December 31, 2001, 2000, and 1999, respectively.

  Dividends to Policyholders

     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 2) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality and morbidity for the year.

  Participating Business

     At December 31, 2001 and 2000, participating business, substantially all of which is in the Closed Block, represented approximately 46.0% and 53.3% of the Company's life insurance in force, and 73.7% and 74.4% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2001, 2000 and 1999, participating business represented approximately 83.5% and 91.6%, and 95.9%, respectively, of life insurance premiums.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its parent, The MONY Group Inc. and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement amounts and income tax bases of assets and liabilities using enacted income taxes and laws.

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 "Accounting and reporting for reinsurance of short-duration and long-duration contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Consolidated Statements of Cash Flows--Non-cash Transactions

     For the years ended December 31, 2001, 2000, and 1999, respectively, real estate of $18.0 million, $0.5 million, and $27.0 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned real estate acquired in satisfaction of debt of $44.3 million and $41.5 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  New Accounting Pronouncements

     On January 1, 2001 the Company adopted FASB SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company's use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company's earnings or financial position.

     On January 1, 2001, the Company adopted the provisions of American Institute of Certified Public Accountants Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies for Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 requires, among other things, that Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block. The guidance in SOP 00-3 requires restatement of financial statements presented for years prior to its issuance. Accordingly, the consolidated balance sheet of the Company as of December 31, 2000 and the related consolidated statements of income and comprehensive income for the years ended December 31, 2000 and 1999 have been restated to conform to the presentation required by SOP 00-3.

     On January 1, 2001 the Company adopted FASB SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125" ("SFAS No. 140"). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company's earnings or financial position.

     In July 2001, the FASB issued SFAS No. 141, "Business Combinations" ("SFAS 141"). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company's past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. This statement has no material effect on the financial position or earnings of the Company.

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. This statement

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES is effective for fiscal years beginning after December 15, 2001. As a result of adopting this statement, the Company will no longer recognize goodwill amortization of approximately $1.4 million on an annualized basis. In addition, the Company does not expect to recognize any impairment of goodwill upon adoption of this statement.

     In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. SFAS 144 retains many of the same provisions of SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statements of income and comprehensive income. The Company has real estate held for sale, included in "Other assets", that meet the definition of a component of the entity. Accordingly, beginning January 1, 2002, the Company will report results from operations for real estate held for sale as discontinued operations. Pre-tax income from real estate held for sale recorded for the years ended December 31, 2001 and 2000 was approximately $6.8 million and $17.4 million, respectively.

4. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 2001, 2000 and 1999 was derived from the following sources:

                                                             2001      2000      1999
                                                            ------   --------   ------
                                                                 ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities..........................................  $484.4   $  495.4   $477.7
Equity securities.........................................   (33.9)     239.4    194.2
Mortgage loans............................................   139.8      144.3    127.7
Other investments (including cash and short-term).........   132.7      136.9    135.9
                                                            ------   --------   ------
Total investment income...................................   723.0    1,016.0    935.5
Investment expenses.......................................    46.1       45.1     35.5
                                                            ------   --------   ------
Net investment income.....................................  $676.9   $  970.9   $900.0
                                                            ======   ========   ======

     Net realized gains (losses) on investments for the years ended December 31, 2001, 2000 and 1999 are summarized as follows:

                                                              2001     2000     1999
                                                             ------   ------   ------
                                                                 ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities...........................................  $ (2.6)  $(30.1)  $ (8.6)
Equity securities..........................................    (7.8)    21.5     76.0
Mortgage loans.............................................     9.3     19.8      0.8
Other invested assets......................................   (11.2)    26.3     56.9
                                                             ------   ------   ------
Net realized gains (losses) on investments.................  $(12.3)  $ 37.5   $125.1
                                                             ======   ======   ======

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 8), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2001, 2000 and 1999 as presented below:

                                                             2001     2000     1999
                                                            ------   ------   -------
                                                                 ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in unrealized gains (losses):
Fixed maturities..........................................  $156.7   $196.7   $(458.9)
Equity securities.........................................    (3.4)   (59.9)    (25.3)
Other.....................................................     0.0      0.0      (3.6)
                                                            ------   ------   -------
Subtotal..................................................   153.3    136.8    (487.8)
AEGON Portfolio (See Note 11).............................    31.0     20.6     (77.9)
                                                            ------   ------   -------
Subtotal..................................................   184.3    157.4    (565.7)
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC.....................................................   (30.3)   (93.1)    241.6
  Deferred federal income taxes...........................   (48.2)   (20.6)    114.1
Net unrealized gains (losses) and DAC transferred to the
  Closed Block............................................   (69.2)     2.5      28.2
                                                            ------   ------   -------
Change in unrealized gains (losses) on investments, net...    36.6     46.2    (181.8)
Minimum pension liability adjustment......................   (11.5)    (3.8)       --
                                                            ------   ------   -------
Other comprehensive income................................  $ 25.1   $ 42.4   $(181.8)
                                                            ======   ======   =======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000, and 1999 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                              2001    2001     1999
                                                              -----   -----   -------
                                                                  ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments....................  $34.6   $48.6   $(135.3)
Reclassification adjustment for gains included in net
  income....................................................   (9.5)   (6.2)    (46.5)
                                                              -----   -----   -------
Unrealized gains (losses) on investments, net of
  reclassification adjustments..............................  $25.1   $42.4   $(181.8)
                                                              =====   =====   =======

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $43.2 million, $17.2 million, and $(139.2) million, respectively, and $(32.1) million, $(95.5) million, and $242.2 million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense of $5.1 million, $3.3 million and $25.1 million, respectively, and $1.8 million, $2.5 million and $(0.4) million, respectively, relating to the effect of such amounts on DAC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

5. FIXED MATURITY AND EQUITY SECURITIES:

  Fixed Maturity Securities Available-for-Sale

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2001 and 2000 are as follows:

                                                                              GROSS
                                                      GROSS UNREALIZED      UNREALIZED
                                  AMORTIZED COST            GAINS             LOSSES       ESTIMATED FAIR VALUE
                                -------------------   -----------------   --------------   ---------------------
                                  2001       2000      2001      2000     2001     2000      2001        2000
                                --------   --------   -------   -------   -----   ------   ---------   ---------
                                                                ($ IN MILLIONS)
US Treasury securities and
  Obligations of US Government
  agencies....................  $  292.7   $  171.6   $ 14.7    $  6.7    $ 0.2   $  0.3   $  307.2    $  178.1
Collateralized mortgage
  obligations:
  Government agency-backed....     268.4      310.9      5.8       2.5      0.8      1.6      273.4       311.8
  Non-agency backed...........     166.3      136.7      7.0       3.3      0.0      0.3      173.3       139.7
Other asset-backed securities:
  Government agency-backed....      18.4       25.8      0.7       0.5      0.0      0.2       19.1        26.1
  Non-agency backed...........     611.5      505.9     17.9       7.0      9.6      8.2      619.8       504.7
Foreign governments...........      32.1       28.4      4.0       1.5      0.7      0.5       35.4        29.4
Utilities.....................     551.3      635.2     16.9      13.4      4.6     11.1      563.6       637.5
Corporate bonds...............   4,830.3    4,860.8    153.0      82.6     58.3    103.5    4,925.0     4,839.9
                                --------   --------   ------    ------    -----   ------   --------    --------
         Total bonds..........   6,771.0    6,675.3    220.0     117.5     74.2    125.7    6,916.8     6,667.2
Redeemable preferred stocks...      55.6       27.4      1.2       0.0      0.1      1.6       56.7        25.8
                                --------   --------   ------    ------    -----   ------   --------    --------
         Total................  $6,826.6   $6,702.7   $221.2    $117.5    $74.3   $127.3   $6,973.5    $6,693.0
                                ========   ========   ======    ======    =====   ======   ========    ========

     The carrying value of the Company's fixed maturity securities available-for-sale at December 31, 2001 and 2000 is net of adjustments for impairments in value deemed to be other than temporary of $48.2 million and $27.5 million, respectively.

     At December 31, 2001 and 2000, there was $0.0 million and $1.6 million, respectively, of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities available-for-sale which
(i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or (iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities." At December 31, 2001 and 2000, the carrying value of problem fixed maturities held by the Company was $66.7 million and $54.1 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2001 and 2000, the carrying value of potential problem fixed maturities held by the Company was $16.1 million and $6.6 million, respectively. In addition, at December 31, 2001 and 2000, the Company had no fixed maturity securities which had been restructured.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities available-for-sale, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2001, are as follows:

                                                                       2001
                                                              ----------------------
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                 ($ IN MILLIONS)
Due in one year or less.....................................  $  346.1     $  354.9
Due after one year through five years.......................   1,996.7      2,071.1
Due after five years through ten years......................   2,480.2      2,527.4
Due after ten years.........................................     939.0        934.6
                                                              --------     --------
          Subtotal..........................................   5,762.0      5,888.0
Mortgage--and asset-backed securities.......................   1,064.6      1,085.5
                                                              --------     --------
          Total.............................................  $6,826.6     $6,973.5
                                                              ========     ========

     Fixed maturity securities available-for-sale that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities available-for-sale during 2001, 2000 and 1999 were $479.4 million, $441.3 million and $632.8 million, respectively. Gross gains of $21.3 million, $7.2 million, and $6.9 million and gross losses of $8.3 million, $16.3 million, and $19.4 million were realized on these sales, in 2001, 2000 and 1999, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and non-marketable equity securities at December 31, 2001 and 2000 are as follows:

                                              GROSS          GROSS
                                           UNREALIZED      UNREALIZED    ESTIMATED FAIR
                        AMORTIZED COST        GAINS          LOSSES           VALUE
                        ---------------   -------------   ------------   ---------------
                         2001     2000    2001    2000    2001    2000    2001     2000
                        ------   ------   -----   -----   -----   ----   ------   ------
                                                ($ IN MILLIONS)
Marketable equity
  securities..........  $ 67.3   $ 40.1   $ 6.2   $ 6.7   $ 6.9   $2.2   $ 66.6   $ 44.6
Nonmarketable equity
  securities..........   220.7    226.2    31.0    63.6    20.8    5.8    230.9    284.0
                        ------   ------   -----   -----   -----   ----   ------   ------
                        $288.0   $266.3   $37.2   $70.3   $27.7   $8.0   $297.5   $328.6
                        ======   ======   =====   =====   =====   ====   ======   ======

     Proceeds from sales of equity securities during 2001, 2000 and 1999 were $31.0 million, $499.2 million and $302.7 million, respectively. Gross gains of $3.1 million, $81.2 million and $90.0 million and gross losses of $9.5 million, $57.8 million and $12.4 million were realized on these sales, during 2001, 2000, and 1999, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

6. MORTGAGE LOANS ON REAL ESTATE:

     Mortgage loans on real estate at December 31, 2001 and 2000 consist of the following:

                                                                2001       2000
                                                              --------   --------
                                                                ($ IN MILLIONS)
Commercial and residential mortgage loans...................  $1,533.6   $1,473.4
Agricultural mortgage loans.................................     304.6      313.5
                                                              --------   --------
Total loans.................................................   1,838.2    1,786.9
Less: valuation allowances..................................     (28.5)     (32.2)
                                                              --------   --------
Mortgage loans, net of valuation allowances.................  $1,809.7   $1,754.7
                                                              ========   ========

     An analysis of the valuation allowances for 2001, 2000 and 1999 is as follows:

                                                              2001    2000     1999
                                                              -----   -----   ------
                                                                 ($ IN MILLIONS)
Balance, beginning of year..................................  $32.2   $37.3   $ 46.8
(Decrease)/increase in allowance............................   (0.8)   (4.9)     3.7
Reduction due to pay downs and pay offs.....................   (0.2)   (0.2)    (1.3)
Transfers to real estate....................................   (2.7)     --    (11.9)
                                                              -----   -----   ------
Balance, end of year........................................  $28.5   $32.2   $ 37.3
                                                              =====   =====   ======

     Impaired mortgage loans along with related valuation allowances as of December 31, 2001 and 2000 are as follows:

                                                                 2001      2000
                                                                ------    ------
                                                                ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................    $ 93.5    $132.9
Loans that do not have valuation allowances.................      85.2      65.1
                                                                ------    ------
  Subtotal..................................................     178.7     198.0
Valuation allowances........................................     (18.4)    (22.6)
                                                                ------    ------
  Impaired mortgage loans, net of valuation allowances......    $160.3    $175.4
                                                                ======    ======

     During 2001, 2000, and 1999, the Company recognized $12.8 million, $19.5 million, and $19.8 million, respectively, of interest income on impaired loans (also see Note 18).

     At December 31, 2001 and 2000, the carrying value of mortgage loans which were non-income producing for the twelve months preceding such dates was $22.0 million and $13.3 million, respectively.

     At December 31, 2001 and 2000, the Company had restructured mortgage loans of $66.3 million and $85.7 million, respectively. Interest income of $4.3 million, $6.8 million and $10.6 million was recognized on restructured mortgage loans in 2001, 2000, and 1999, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $7.2 million, $9.5 million, and $15.7 million in 2001, 2000 and 1999, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

7. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since a significant portion of mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with SFAS 131. All of the Company's other segments are combined and reported in the other products segment.

     Products comprising the protection products segment primarily include a wide range of insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 11), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block (See Notes 2 and 18), and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include flexible premium variable annuities, single premium deferred annuities, immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides clients of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its clients. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction.

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 2001, 2000, and 1999, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, substantially all segment revenues are from external sources.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES maintain a targeted regulatory risk-based capital ("RBC") level for each segment. Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on:
(i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 3).

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                2001(3)(5)        2000(6)         1999(7)
                                                ----------    ---------------    ---------
                                                             ($ IN MILLIONS)
PREMIUMS:
Protection Products.........................    $   675.5        $   685.7       $   702.8
Accumulation Products.......................          5.3              1.3             0.9
Other Products..............................         14.5             13.5            13.4
                                                ---------        ---------       ---------
                                                $   695.3        $   700.5       $   717.1
                                                =========        =========       =========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT
  POLICY FEES:
Protection Products.........................    $   151.6        $   134.8       $   122.3
Accumulation Products.......................         54.7             70.0            73.3
Other Products..............................          0.9              1.0             0.7
                                                ---------        ---------       ---------
                                                $   207.2        $   205.8       $   196.3
                                                =========        =========       =========
NET INVESTMENT INCOME AND NET REALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Protection Products.........................    $   559.4        $   796.7       $   823.1
Accumulation Products.......................         68.6            124.9           132.4
Other Products..............................         17.9             68.9            69.6
Reconciling amounts(4)......................         18.7             17.9             0.0
                                                ---------        ---------       ---------
                                                $   664.6        $ 1,008.4       $ 1,025.1
                                                =========        =========       =========
OTHER INCOME:
Protection Products.........................    $    46.8        $    57.7       $    79.6
Accumulation Products.......................        107.4            120.2            95.1
Other Products..............................         57.5             77.4            80.7
Reconciling amounts.........................          8.1              5.1             4.8
                                                ---------        ---------       ---------
                                                $   219.8        $   260.4       $   260.2
                                                =========        =========       =========
AMORTIZATION OF DEFERRED POLICY ACQUISITION
  COSTS:
Protection Products.........................    $   115.7        $   110.8       $   107.1
Accumulation Products.......................         26.1             28.3            30.7
Reconciling amounts.........................         17.0              0.0             0.0
                                                ---------        ---------       ---------
                                                $   158.8        $   139.1       $   137.8
                                                =========        =========       =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                2001(3)(5)        2000(6)         1999(7)
                                                ----------    ---------------    ---------
                                                             ($ IN MILLIONS)
BENEFITS TO POLICYHOLDERS:(1)
Protection Products.........................    $   815.1        $   791.1       $   790.7
Accumulation Products.......................         75.4             68.2            73.7
Other Products..............................         29.2             31.5            33.7
Reconciling amounts.........................          5.5              7.6             4.5
                                                ---------        ---------       ---------
                                                $   925.2        $   898.4       $   902.6
                                                =========        =========       =========
OTHER OPERATING COSTS AND EXPENSES:
Protection Products.........................    $   245.5        $   262.2       $   287.5
Accumulation Products.......................        127.2            120.0           105.7
Other Products..............................        138.9            100.3            93.7
Reconciling amounts.........................          7.8             20.8            61.8
                                                ---------        ---------       ---------
                                                $   519.4        $   503.3       $   548.7
                                                =========        =========       =========
INCOME BEFORE INCOME TAXES:
Protection Products.........................    $    23.1        $   278.1       $   315.0
Accumulation Products.......................          5.7             98.4            89.6
Other Products..............................        (78.4)            27.7            35.8
Reconciling amounts.........................         (3.5)            (5.4)          (61.5)
                                                ---------        ---------       ---------
                                                $   (53.1)       $   398.8       $   378.9
                                                =========        =========       =========
ASSETS:
Protection Products.........................    $16,188.1        $16,239.0       $16,181.4
Accumulation Products.......................      5,077.7          5,593.5         6,175.0
Other Products..............................      1,125.7          1,060.8         1,187.6
Reconciling amounts.........................        994.8          1,309.0         1,176.1
                                                ---------        ---------       ---------
                                                $23,386.3        $24,202.3       $24,720.1
                                                =========        =========       =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products.........................    $ 1,087.0        $ 1,064.3       $ 1,094.9
Accumulation Products.......................        146.8            145.4           153.3
                                                ---------        ---------       ---------
                                                $ 1,233.8        $ 1,209.7       $ 1,248.2
                                                =========        =========       =========
POLICYHOLDERS' LIABILITIES:
Protection Products.........................    $10,366.5        $10,290.7       $10,231.7
Accumulation Products.......................      1,142.5          1,060.0         1,236.3
Other Products..............................        361.7            381.4           418.9
Reconciling amounts.........................         16.3             17.7            17.4
                                                ---------        ---------       ---------
                                                $11,887.0        $11,749.8       $11,904.3
                                                =========        =========       =========
SEPARATE ACCOUNT LIABILITIES:(2)
Protection Products.........................    $ 3,783.7        $ 3,939.5       $ 3,843.5
Accumulation Products.......................      3,464.3          4,072.9         4,548.9
Other Products..............................        429.7            499.5           604.2
Reconciling amounts.........................        694.1            770.1           832.3
                                                ---------        ---------       ---------
                                                $ 8,371.8        $ 9,282.0       $ 9,828.9
                                                =========        =========       =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

---------------

(1) Includes interest credited to policyholders' account balances.

(2) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

(3) See Note 19 for details regarding the allocation of Reorganization and Other Charges to segments.

(3) Reconciling amounts include interest expense related to the Inter-company Surplus Notes (see Note 14).

(4) Amounts reported as "reconciling" in 2001 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, and (ii) charges totaling $56.8 million pretax relating to the Company's reorganization.

(5) Amounts reported as "reconciling" in 2000 primarily relate to contracts issued by MONY Life relating to its employee benefit plans.

(6) Amounts reported as "reconciling" in 1999 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) charges totaling $59.7 million pretax relating to the Company's voluntary early retirement program, and (iii) demutualization expenses in 1999.

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single client does not exceed 10 percent of total consolidated revenues.

     Following is a summary of revenues by product for the years ended December 31, 2001, 2000 and 1999:

                                                            2001      2000      1999
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
PREMIUMS:
Individual life........................................    $675.1    $685.2    $702.7
Disability income insurance............................       0.4       0.5       0.6
Group insurance........................................      14.5      13.5      13.4
Other..................................................       5.3       1.3       0.4
                                                           ------    ------    ------
          Total........................................    $695.3    $700.5    $717.1
                                                           ======    ======    ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life.........................................    $ 68.8    $ 69.0    $ 73.2
Variable universal life................................      73.4      54.7      37.6
Group universal life...................................       9.4      11.1      11.5
Individual variable annuities..........................      54.7      69.7      72.8
Individual fixed annuities.............................       0.9       1.3       1.2
                                                           ------    ------    ------
          Total........................................    $207.2    $205.8    $196.3
                                                           ======    ======    ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

8. DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 2001, 2000, and 1999 are as follows:

                                                         2001        2000        1999
                                                       --------    --------    --------
                                                               ($ IN MILLIONS)
Balance, beginning of the year.....................    $1,209.7    $1,248.2    $  994.3
Costs deferred during the year.....................       209.1       190.8       154.3
Amortized to expense during the year...............      (158.8)     (139.0)     (137.8)
Effect on DAC from unrealized (gains) losses.......       (26.2)      (90.3)      237.4
                                                       --------    --------    --------
Balance, end of the year...........................    $1,233.8    $1,209.7    $1,248.2
                                                       ========    ========    ========

9. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

 Pension Plans

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees. The Company did not make any contribution in the current year or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under
Section 412 of the IRC.

     During 2000, the Company amended its Qualified Pension plan, which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $1.8 million in the plan's projected benefit obligation.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 2001 and 2000, $415.3 million and $466.4 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $27.9 million, $33.9 million and $40.4 million were paid by this plan for the years ended December 31, 2001, 2000, and 1999, respectively.

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account.

 Postretirement Benefits

     The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its postretirement transition obligation over a period of twenty years.

     Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial affect on amounts reported.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                      PENSION BENEFITS     OTHER BENEFITS
                                                      -----------------   -----------------
                                                       2001      2000      2001      2000
                                                      -------   -------   -------   -------
                                                                 ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year.............  $386.1    $373.3    $ 103.9   $  97.7
Service cost........................................     8.3       6.1        1.5       1.2
Interest cost.......................................    30.9      29.4        7.2       7.3
Curtailment gain....................................      --      (2.0)        --        --
Termination benefits................................      --        --         --        --
Plan amendment......................................     1.8        --         --        --
Actuarial loss......................................    25.8      18.9        0.5       5.8
Benefits paid.......................................   (41.4)    (39.6)      (8.4)     (8.1)
                                                      ------    ------    -------   -------
Benefit obligation at end of year...................  $411.5    $386.1    $ 104.7   $ 103.9
                                                      ------    ------    -------   -------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year......  $469.9    $498.0    $    --   $    --
Actual return on plan assets........................   (20.5)      9.1         --        --
Employer contribution...............................    13.5       8.6        8.4       8.1
Benefits and expenses paid..........................   (43.4)    (45.8)      (8.4)     (8.1)
Fair value of plan assets at end of year............   419.5     469.9         --        --
Funded status.......................................     8.0      83.8     (103.7)   (103.9)
Unrecognized actuarial loss.........................    98.4       5.8       12.1      12.6
Unamortized transition obligation...................     2.1      (5.5)      33.6      36.7
Unrecognized prior service cost.....................   (11.4)    (14.0)      (0.8)     (0.9)
                                                      ------    ------    -------   -------
Net amount recognized...............................  $ 97.1    $ 70.1    $ (58.8)  $ (55.5)
                                                      ======    ======    =======   =======
Amounts recognized in the statement of financial
  position consist of the following:
Prepaid benefit cost................................  $145.4    $123.0    $    --   $    --
Accrued benefit liability...........................   (48.3)    (52.9)     (58.8)    (55.5)
Intangible asset....................................     2.1       2.4         --        --
Accumulated other comprehensive income..............    (2.1)     (2.4)        --        --
                                                      ------    ------    -------   -------
Net amount recognized...............................  $ 97.1    $ 70.1    $ (58.8)  $ (55.5)
                                                      ======    ======    =======   =======

     The Company's qualified plan had assets of $419.5 million and $469.9 million at December 31, 2001 and 2000, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $343.5 million and $310.6 million at December 31, 2001 and $318.3 million and $292.2 million at December 31, 2000, respectively.

     The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $68.0 million and $65.6 million at December 31, 2001 and $67.8 million and $59.0 million at December 31, 2000, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                              PENSION BENEFITS         OTHER BENEFITS
                                            --------------------    --------------------
                                            2001    2000    1999    2001    2000    1999
                                            ----    ----    ----    ----    ----    ----
                                                          ($ IN MILLIONS)
WEIGHTED-AVERAGE ASSUMPTIONS AS OF
  DECEMBER 31:
Discount rate.............................   7.3%    7.5%    8.0%   0.0%    7.5%    8.0%
Expected return on plan assets............  10.0%   10.0%   10.0%   0.0%    0.0%    0.0%
Rate of compensation increase(1)..........   0.0%    5.0%    5.0%   0.0%    5.0%    5.0%

---------------

(1) No benefits bearing incentive compensation is assumed for 2002. Otherwise benefits bearing compensation is assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others. Benefits bearing incentive compensation for the top four officers is assumed to be 5% of base salary after 2002.

     For measurement purposes, a 10% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                                PENSION BENEFITS          OTHER BENEFITS
                                            ------------------------   ---------------------
                                             2001     2000     1999    2001    2000    1999
                                            ------   ------   ------   -----   -----   -----
                                                            ($ IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost..............................  $  8.3   $  6.1   $ 11.7   $ 1.5   $ 1.2   $ 2.0
Interest cost.............................    30.9     29.4     27.3     7.2     6.5     7.2
Expected return on plan assets............   (45.5)   (46.9)   (44.2)     --      --      --
Amortization of prior service cost........    (0.8)    (1.5)    (0.8)   (0.2)   (0.1)   (0.1)
Curtailment gain..........................      --     (2.0)    (3.8)     --      --      --
Special termination benefits..............      --       --     50.0      --      --      --
Recognized net actuarial loss/(gain)......     1.1     (0.2)      --      --      --     1.1
Amortization of transition items..........    (7.5)    (7.9)    (7.5)    3.1     3.1     3.1
                                            ------   ------   ------   -----   -----   -----
Net periodic benefit cost.................  $(13.5)  $(23.0)  $ 32.7   $11.6   $10.7   $13.3
                                            ======   ======   ======   =====   =====   =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2001 and 2000, the fair value of plan assets was $198.9 million and $231.2 million, respectively. For the years ended December 31, 2001, 2000, and 1999, the Company contributed $3.2 million, $3.2 million and $3.1 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulated benefit obligation was $59.5 million and $61.0 million as of December 31, 2001 and 2000, respectively. The non-qualified defined contribution plan's net periodic expense was $(0.2) million, $7.2 million and $9.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES officer employees. As with the employee excess plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

10. INCOME TAXES:

     The Company files a consolidated federal income tax return with its parent, The MONY Group Inc. and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries.

     Income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax (benefit)/expense is presented below:

                                                            2001      2000      1999
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Income tax (benefit) expense:
  Current..............................................    $ 16.1    $ 82.1    $ 73.9
  Deferred.............................................     (35.2)     52.7      57.5
                                                           ------    ------    ------
Income tax (benefit) expense before extraordinary
  item.................................................     (19.1)    134.8     131.4
  Extraordinary item...................................        --     (20.3)       --
                                                           ------    ------    ------
     Total.............................................    $(19.1)   $114.5    $131.4
                                                           ======    ======    ======

     Income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                            2001      2000      1999
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Tax at statutory rate..................................    $(18.6)   $139.6    $133.3
Dividends received deduction...........................        --      (2.5)     (1.7)
Goodwill...............................................       5.4        --        --
Tax Return to provision differences....................      (4.0)       --        --
Tax Accruals...........................................      (3.2)       --        --
Meals & Entertainment..................................       1.3        --        --
Other..................................................        --      (2.3)     (0.2)
                                                           ------    ------    ------
Federal Income tax (benefit) expense before
  extraordinary item...................................     (19.1)    134.8     131.4
Extraordinary item.....................................        --     (20.3)       --
                                                           ------    ------    ------
Provision for income taxes.............................    $(19.1)   $114.5    $131.4
                                                           ======    ======    ======

     MONY Group's income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of deferred tax liabilities and assets at December 31, 2001 and 2000 are reported in Accounts Payable and Other Liabilities in the balance sheet and are as follows:

                                                                 2001      2000
                                                                ------    ------
                                                                ($ IN MILLIONS)
Deferred policy acquisition costs...........................    $191.1    $163.3
Fixed maturities and equity securities......................      56.2      25.3
Other, net(1)...............................................      68.7      67.8
Nonlife subsidiaries........................................      (9.7)     17.2
                                                                ------    ------
Total deferred tax liabilities..............................     306.3     273.6
                                                                ------    ------
Policyholder and separate account liabilities...............     112.8     129.7
Accrued expenses............................................      19.2      48.6
Deferred compensation and benefits..........................      66.7      38.2
Real estate and mortgages...................................      48.9      (2.3)
                                                                ------    ------
Total deferred tax assets...................................     247.6     214.2
                                                                ------    ------
Net deferred tax liability..................................    $(58.7)   $(59.4)
                                                                ======    ======

---------------

(1) Includes $10.9 million and $10.7 million at December 31, 2001 and 2000 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 11).

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

11. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provided that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     Pursuant to the Agreement, MONY Life agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY Life's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction." In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY Life receives from AUSA: (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY Life to receive the New Business Growth Payment makes it unlikely that MONY Life will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes. The Company expects to record income in the fourth quarter of 2002 of approximately $55.0 million to the Final Value Payment, as defined in the Agreement.

     For the years ended December 31, 2001, 2000 and 1999, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $27.4 million, $26.9 million, and $35.7 million, respectively, and the Company recorded Group Pension Profits of $30.7 million, $37.1 million and $63.0 million, respectively. In addition, the Company earned $12.8 million of interest income on the Notes in each of the aforementioned years.

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expenses comprising the Group Pension Profits:

                                                               AS OF DECEMBER 31,
                                                              --------------------
                                                                2001        2000
                                                              --------    --------
                                                                ($ IN MILLIONS)
ASSETS:
General Account
  Fixed maturities: available for sale, at estimated fair
     value (amortized cost; $1,371.2 and $1,420.8,
     respectively)..........................................  $1,400.5    $1,419.0
  Mortgage loans on real estate.............................      26.5        47.5
  Cash and cash equivalents.................................      19.4        18.5
  Accrued investment income.................................      24.5        26.0
                                                              --------    --------
  Total general account assets..............................   1,470.9     1,511.0
Separate account assets.....................................   3,179.5     3,416.7
                                                              --------    --------
  Total assets..............................................  $4,650.4    $4,927.7
                                                              ========    ========
LIABILITIES:
General liabilities account(1)
  Policyholders' account balances...........................  $1,398.8    $1,468.1
  Other liabilities.........................................       8.2        12.2
                                                              --------    --------
  Total general account liabilities.........................   1,407.0     1,480.3
Separate account liabilities(2).............................   3,179.5     3,416.7
                                                              --------    --------
  Total liabilities.........................................  $4,586.5    $4,897.0
                                                              ========    ========

---------------

(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $71.2 million and $74.2 million as of December 31, 2001 and 2000, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $11.8 million and $14.7 million as of December 31, 2001 and 2000, respectively.

                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2001     2000     1999
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................  $ 19.6   $ 26.3   $ 24.0
Net investment income.......................................   102.0    113.5    128.4
Net realized gains (losses) on investments..................     1.5     (1.2)    18.9
                                                              ------   ------   ------
  Total revenues............................................   123.1    138.6    171.3
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........    74.8     84.6     88.4
Other operating costs and expenses..........................    17.6     16.9     19.9
                                                              ------   ------   ------
  Total benefits and expenses...............................    92.4    101.5    108.3
                                                              ------   ------   ------
  Group Pension Profits.....................................  $ 30.7   $ 37.1   $ 63.0
                                                              ======   ======   ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fixed Maturity Securities Available For Sale

     At December 31, 2001 and 2000, there were $2.9 million and $2.4 million of fixed maturity securities available for sale in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which had been non-income producing for the preceding twelve months.

     At December 31, 2001 and 2000, there were $2.9 million and $2.4 million of problem fixed maturities (as hereafter defined--see Note 5) held in the AEGON Portfolio. In addition, at such dates there were no potential problem fixed maturities held in the AEGON Portfolio. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 2001 and 2000 or prior thereto had been restructured.

     The following table presents the amortized cost and estimated fair value of fixed maturities available for sale held in the AEGON Portfolio, by contractual maturity dates as of December 31, 2001. Periodic payments have been included in the year of final maturity.

                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                 ($ IN MILLIONS)
Due in one year or less.....................................  $  132.4     $  134.0
Due after one year through five years.......................     967.8        993.1
Due after five years through ten years......................     126.1        125.6
Due after ten years.........................................      26.1         26.9
                                                              --------     --------
Subtotal....................................................   1,252.4      1,279.6
Mortgage and asset backed securities........................     118.8        120.9
                                                              --------     --------
  Total.....................................................  $1,371.2     $1,400.5
                                                              ========     ========

     Fixed maturity securities available for sale that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The percentage of fixed maturities available for sale with a credit quality of Aaa, Aa or A was 75.3% and 72.6% at December 31, 2001 and 2000, respectively. The percentage of fixed maturities available for sale rated Baa was 22.0% and 24.5% at December 31, 2001 and 2000, respectively. The percentage of fixed maturities available for sale that were below Investment Grade was 2.7% and 2.9% at December 31, 2001 and 2000, respectively. There were no fixed maturities available for sale in or near default.

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 2001, 2000, 1999 and prior thereto. The net change in unrealized investment gains (losses) was $31.0 million, $20.6 million and $(77.9) million for the years ended December 31, 2001, 2000 and 1999, respectively (see Note 4).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 2001 and 2000, respectively, totaled $26.4 million, net of a valuation allowance of $2.0 million, and $47.5 million net of a valuation allowance of $2.5 million.

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 2001, 2000 and 1999 is as follows:

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                  -----------------------
                                                                  2001     2000     1999
                                                                  -----    -----    -----
                                                                      ($ IN MILLIONS)
    Balance, beginning of year..................................  $ 2.5    $ 4.3    $16.0
    Increase (decrease) in allowance............................    1.1      0.2     (6.7)
    Reduction due to pay downs and payoffs......................   (1.6)    (2.0)    (1.0)
    Transfer to real estate.....................................    0.0      0.0     (4.0)
                                                                  -----    -----    -----
    Balance, end of year........................................  $ 2.0    $ 2.5    $ 4.3
                                                                  =====    =====    =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 2001, 2000 and 1999 are as follows:

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                                  ---------------------
                                                                  2001    2000    1999
                                                                  -----   -----   -----
                                                                     ($ IN MILLIONS)
    Investment in impaired mortgage loans (before valuation
      allowances):
      Loans that have valuation allowances......................  $ 8.0   $19.1   $34.3
      Loans that do not have valuation allowances...............    2.5      --     4.4
                                                                  -----   -----   -----
         Subtotal...............................................   10.5    19.1    38.7
    Valuation allowances........................................   (1.7)   (1.8)   (2.7)
                                                                  -----   -----   -----
    Impaired mortgage loans, net of valuation allowances........  $ 8.8   $17.3   $36.0
                                                                  =====   =====   =====

     For the years ended December 31, 2001, 2000, and 1999 approximately $1.1 million, $2.1 million, and $2.9 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

     At December 31, 2001 and 2000 the AEGON Portfolio held restructured mortgage loans of $8.8 million and $15.3 million, respectively. Interest income of $0.9 million, $1.6 million, and $2.9 million was recognized on restructured mortgage loans for the years ended December 31, 2001, 2000, and 1999, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.1 million, $1.5 million, and $3.9 million for the years ended December 31, 2001, 2000, and 1999, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 2001:

                                                                  DECEMBER 31, 2001
                                                                  ------------------
                                                                  CARRYING     % OF
                                                                    VALUE     TOTAL
                                                                  ---------   ------
                                                                   ($ IN MILLIONS)
    Due in one year or less.....................................    $ 0.0       0.0%
    Due after one year through five years.......................     17.3      65.5
    Due after five years through ten years......................      9.1      34.5
                                                                    -----     -----
      Total.....................................................    $26.4     100.0%
                                                                    =====     =====

     Total problem, potential problem and restructured commercial mortgages as a percentage of commercial mortgages were 33.3%, 36.4% and 36.6% at December 31, 2001, 2000 and 1999, respectively. Total valuation allowances as a percentage of problem, potential problem and restructured commercial mortgages, at carrying value, before valuation allowances were 16.2%, 9.4% and 7.0% as of December 31, 2001, 2000 and 1999, respectively.

12. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts, except for mortgage loans, long-term debt and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturity and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair value of the Company's investments in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2001 and 2000, the fair value of mortgage loans was $1,880.8 million and $1,746.3 million, respectively.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Long-term Debt

     The fair value of long-term debt is determined based on contractual cash flows discounted at market rates.

  Separate Account Assets and Liabilities

     The estimated fair value of assets and liabilities held in separate accounts is based on quoted market prices.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2001 were $1,196.8 million and $1,187.6 million, respectively. The carrying value and fair value of annuities at December 31, 2000 were $1,102.5 million and $1,098.7 million, respectively.

13. REINSURANCE:

     Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities, and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                         2001       2000       1999
                                                        -------    -------    -------
                                                               ($ IN MILLIONS)
Direct premiums (includes $67.7, $70.9 and $74.4 of
  accident and health premiums for 2001, 2000, and
  1999, respectively).................................  $ 803.6    $ 806.0    $ 821.4
Reinsurance assumed...................................      6.0        5.3        5.0
Reinsurance ceded (includes $(64.3), $(70.4), and
  $(73.8) of accident and health premiums for 2001,
  2000, and 1999, respectively).......................   (114.4)    (110.8)    (109.4)
                                                        -------    -------    -------
Net premiums..........................................  $ 695.2    $ 700.5    $ 717.0
                                                        =======    =======    =======
Universal life and investment type product policy fee
  income ceded........................................  $  25.4    $  23.1    $  14.0
                                                        =======    =======    =======
Policyholders' benefits ceded.........................  $ 141.3    $ 107.9    $ 103.9
                                                        =======    =======    =======
Interest credited to policyholders' account balances
  ceded...............................................  $   3.7    $   3.6    $   4.5
                                                        =======    =======    =======

     The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

14. DEBT:

     The Company's debt at December 31, 2001 and 2000 consists of the following:

                                                               2001     2000
                                                              ------   ------
                                                              ($ IN MILLIONS)
Short term debt:
Real estate mortgage encumbrances...........................  $   --   $ 52.3
                                                              ------   ------
Total short term debt.......................................  $   --   $ 52.3
                                                              ======   ======
Long term debt:
Surplus notes...............................................  $  1.9   $  2.0
Inter-Company Surplus Notes.................................   215.0    215.0
                                                              ------   ------
Total long term debt........................................  $216.9   $217.0
                                                              ======   ======

  Surplus Notes

     On January 12, 2000, MONY Group filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides MONY Group with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder.

     On March 8, 2000, MONY Group issued $300.0 million principal amount of senior notes (the "$300 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bears interest at 8.35% per annum. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by MONY Group as discussed below to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and the "11.25% Notes", respectively), which were outstanding at December 31, 1999. In the third quarter of 2000, the Company repurchased another $6.5 million face amount of the 11.25% notes and in the first quarter of 2001, the Company repurchased another $0.1 million face amount of the 11.25% Notes.

     To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, MONY Group, on March 8, 2000: (i) purchased two surplus notes from MONY Life (hereafter referred to as the "Inter-company Surplus Notes") to replace the 9.5% Notes and the 11.25% Notes, and (ii) contributed capital to MONY Life in the amount of $65 million.

     The Inter-company Surplus Note issued to replace the 9.5% Notes has a par value of $115 million, a coupon rate of interest of 8.65%, and matures on December 31, 2012. The inter-company surplus note issued to replace the 11.25% Notes has a par value of $100 million, a coupon rate of interest of 8.65%, and matures on August 15, 2024. Principal on the Inter-company Surplus Notes is payable at maturity and interest is payable semi-annually.

     As a result of the repurchase of the 9.5% Notes and substantially all of the 11.25% Notes, the Company recorded a pre-tax tax loss of $58.1 million ($37.7 million after tax) during 2000. The loss resulted from the premium paid by the Company to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on the Company's books at the date of the transaction of approximately $7.0 million and $51.1 million, respectively. This loss is reported, net of tax, as an extraordinary item on the Company's income statement for the year ended December 31, 2000.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Real Estate Mortgage Encumbrances

     The Company initially had one mortgage loan on one of its real estate properties. For the years ended December 31, 2001, 2000 and 1999, interest expense on mortgage loans aggregated $1.2 million, $5.3 million, and $5.0 million, respectively.

15. SECURITIES LENDING AND CONCENTRATION OF CREDIT RISK:

  Securities Lending Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2001 and 2000, securities loaned by the Company under this agreement had a fair value of approximately $161.5 million and $160.9 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 2001 and 2000, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.9% and 1.0%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2001 are Consumer Goods of $1,225.1 million (17.6%), Non-Government Asset/Mortgage Backed securities of $793.1 million (11.4%), and Public Utilities of $739.8 million (10.6%).

     At December 31, 2000 the industries that comprised 10.0% or more of the carrying value of the fixed maturity securities were Consumer Goods of $1,042.9 million (15.6%), Non-Government Asset/ Mortgage-Backed securities of $765.0 million (11.4%), Public Utilities of $760.5 million (11.4%), and other manufacturing of $674.5 million (10.1%).

     The Company held below investment grade fixed maturity securities with a carrying value of $603.1 million at December 31, 2001. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2000, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $526.0 million.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2001 and 2000 are as follows:

                                                         2001                2000
                                                         ----                ----
                                                             ($ IN MILLIONS)
GEOGRAPHIC REGION
Mountain.........................................  $  414.2    20.3%   $  430.0    22.0%
Southeast........................................     449.1    22.0       420.3    21.3
Midwest..........................................     336.2    16.5       322.8    16.4
West.............................................     361.6    17.7       340.9    17.3
Northeast........................................     274.1    13.4       337.9    17.2
Southwest........................................     205.3    10.1       114.8     5.8
                                                   --------   -----    --------   -----
  Total..........................................  $2,040.5   100.0%   $1,966.7   100.0%
                                                   ========   =====    ========   =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2001 are: California, $240.0 million (11.8%); Arizona, $201.5 million (9.9%); Texas, $158.1 million (7.8%); New York, $150.0 million (7.4%); Georgia, $147.5 million (7.2%); Washington D.C., $126.5 million (6.2%); and Colorado, $102.7 million (5.0%).

     As of December 31, 2001 and 2000, the real estate and mortgage loan portfolio was also diversified by property type as follows:

                                                         2001                2000
                                                         ----                ----
                                                             ($ IN MILLIONS)
PROPERTY TYPE
Office buildings.................................  $  873.3    42.7%   $  853.4    43.4%
Agricultural.....................................     304.9    15.0       311.3    15.8
Hotel............................................     297.8    14.6       287.6    14.6
Retail...........................................     138.8     6.8       147.4     7.5
Other............................................     135.1     6.6       132.9     6.8
Industrial.......................................     156.6     7.7       133.6     6.8
Apartment buildings..............................     134.0     6.6       100.5     5.1
                                                   --------   -----    --------   -----
  Total..........................................  $2,040.5   100.0%   $1,966.7   100.0%
                                                   ========   =====    ========   =====

16. COMMITMENTS AND CONTINGENCIES:

     Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY and MLOA alleging that it engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY and MLOA

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al. v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by MONY and MLOA and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted MONY's and MLOA's motion for summary judgment and dismissed all claims filed in the Goshen case against MONY and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only, and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On August 9, 2001, the New York State Appellate Division, First Department, affirmed the ruling limiting the class to New York purchasers. On January 15, 2002, the New York State Court of Appeals granted the plaintiffs' motion for leave to appeal from that decision. MONY and MLOA intend to defend itself vigorously against plaintiffs' appeal and the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on the Company.

     On November 16, 1999, the MONY Group and MONY Life were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in force life insurance policies issued by MONY Life as of November 16, 1998. The complaint alleges that (i) the New York Superintendent of Insurance, Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the Plan of Demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the plan to preserve reasonable dividend expectations of the closed block, and (ii) MONY Life violated Section 7312 by failing to develop and submit to the New York Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the New York Superintendent's order approving the Plan of Demutualization and/or directing the New York Superintendent to order MONY Life to increase the assets in the closed block, as well as unspecified monetary damages, attorneys' fees and other relief.

     In early January 2000, the MONY Group, MONY Life and the New York Superintendent wrote to the District Court seeking a pre-motion conference preliminary to the filing of a motion to dismiss the federal complaint on jurisdictional, federal abstention and timeliness grounds and for failure to state a

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES claim. Following receipt of those letters, plaintiffs' counsel offered voluntarily to dismiss their complaint, and a stipulation and order to that effect was thereafter filed and approved by the court.

     On March 27, 2000, plaintiffs filed a new action in New York State Supreme Court bearing the same caption and naming the same defendants as the previously filed federal action. The state court complaint differs from the complaint previously filed in federal court in two primary respects. First, it no longer asserts a claim for damages against the New York Superintendent, nor does its prayer for relief seek entry of an order vacating or modifying the New York Superintendent's decision or requiring the New York Superintendent to direct MONY Life to place additional assets into the closed block. Rather, it seeks an accounting and an order from the Court directing MONY Life to transfer additional assets to the closed block.

     Second, the new complaint contains claims for breach of contract and fiduciary duty, as well as new allegations regarding the adequacy of the disclosures contained in the Policyholder Information Booklet distributed to policyholders soliciting their approval of the plan of demutualization (which plaintiffs claim violated both the New York Insurance Law and MONY Life's fiduciary duties).

     In order to challenge successfully the New York Superintendent's approval of the plan, plaintiffs would have to sustain the burden of showing that such approval was arbitrary and capricious or an abuse of discretion, made in violation of lawful procedures, affected by an error of law or not supported by substantial evidence. In addition, Section 7312 provides that MONY Life may ask the court to require the challenging party to give security for the reasonable expenses, including attorneys' fees, which may be incurred by MONY Life or the New York Superintendent or for which MONY Life may become liable, to which security MONY Life shall have recourse in such amount as the court shall determine upon the termination of the action.

     The MONY Group, MONY Life and the New York Superintendent moved to dismiss the state court complaint in its entirety on a variety of grounds. On April 20, 2001, the New York Supreme Court granted both motions and dismissed all claims against the MONY Group, MONY Life and the New York Superintendent. On June 29, 2001, plaintiffs filed a Notice of Appeal with the New York Appellate Division, appealing the dismissal of the claims against the MONY Group, MONY Life and the New York Superintendent. MONY Group and MONY Life intend to defend themselves vigorously against plaintiffs' appeal. There can be no assurance, however, that the present litigation will not have a material adverse effect on the Company.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company's statutory surplus or results of operations.

     At December 31, 2001, the Company had commitments to fund the following:
$113.3 million of equity partnership investments, $8.0 million private fixed maturity with an interest rate of 10%, $9.4 million of fixed rate agricultural loans with periodic interest rate reset dates with initial rates ranging from 6.25% to 7.45%, $191.2 million fixed and floating rate commercial mortgages with interest rates ranging from 4.53% to 8.27% and $7.5 million of mezzanine financing with pay rates ranging from 9.0% to 10.0%.

     In addition, the Company maintains a syndicated credit facility with domestic banks aggregating $150.0 million, with a scheduled renewal date in June 2002. In accordance with certain covenants of the facilities, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The purpose of this facility is to provide additional liquidity for any unanticipated short-term cash needs the Company might experience and also to serve as support for the Company's

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

$150.0 million commercial paper program which was activated in the third quarter of 2000. The Company has complied with all covenants of the facilities, has not borrowed against these lines of credit since their inception, and does not have any commercial paper outstanding as of September 30, 2001.

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $24.5 million in 2001, $29.7 million in 2000, and $29.6 million in 1999. The future minimum rental obligations for the next five years and thereafter under these leases are: $34.1 million for 2002, $31.2 million for 2003, $27.4 million for 2004, $24.6 million for 2005, $22.3 million for 2006, and $127.9 million for the years thereafter.

     In 1988, the Company financed one of its real estate properties under a sale/leaseback arrangement with the proceeds received from the sale, amortized into income over the life of the lease.

     The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.6 million in 2002, $7.7 million in 2003, $7.9 million in 2004, $8.0 million in 2005, $8.2 million for 2006 and $16.9 million for 2007 and thereafter. The Company has the option to renew the lease at the end of the lease term.

17. STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL:

     The statutory net income reported by the Company for the years ended December 31, 2001, 2000, and 1999 was $33.4 million, $235.4 million, and $151.0 million, respectively. The combined statutory surplus of the Company as of December 31, 2001 and 2000 was $917.4 million and $1,154.8 million, respectively. Each of the Company's insurance subsidiaries exceeds the minimum risk based capital requirements imposed by such subsidiaries' state of domicile.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

18. CLOSED BLOCK--SUMMARY FINANCIAL INFORMATION:

     Summarized financial information of the Closed Block as of and for the years ended December 31, 2001 and 2000 is presented below.

                                                            DECEMBER 31,   DECEMBER 31,
                                                                2001           2000
                                                            ------------   ------------
                                                                  ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost, $3,780.9 and $3,535.8).........................    $3,868.9       $3,543.1
Mortgage loans on real estate.............................       622.1          566.0
Other invested assets.....................................         6.2            0.7
Policy loans..............................................     1,144.3        1,183.9
Cash and cash equivalents.................................        56.2          167.8
Premiums receivable.......................................        12.5           13.6
Deferred policy acquisition costs.........................       500.6          552.6
Other assets..............................................       219.3          223.5
                                                              --------       --------
     Total Closed Block assets............................    $6,430.1       $6,251.2
                                                              ========       ========
LIABILITIES:
Future policy benefits....................................    $6,869.8       $6,826.8
Policyholders' account balances...........................       292.9          293.3
Other policyholders' liabilities..........................       162.2          173.5
Other liabilities.........................................       163.9           22.2
                                                              --------       --------
     Total Closed Block liabilities.......................    $7,488.8       $7,315.8
                                                              ========       ========

                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                          -------------------------------
                                                           2001       2000        1999
                                                          -------    -------    ---------
                                                                  ($ IN MILLIONS)
REVENUES:
Premiums................................................  $551.4     $582.4     $  620.8
Net investment income...................................   397.6      395.7        375.1
Net realized gains (losses) on investments..............     6.0       (7.0)         2.9
Other Income............................................     2.4        2.2          1.4
                                                          ------     ------     --------
     Total revenues.....................................   957.4      973.3      1,000.2
                                                          ------     ------     --------
BENEFITS AND EXPENSES:
Benefits to policyholders...............................   606.9      620.9        640.1
Interest credited to policyholders' account balances....     8.9        8.8          8.9
Amortization of deferred policy acquisition costs.......    59.4       60.4         67.5
Dividends to policyholders..............................   233.1      232.9        228.8
Other operating costs and expenses......................     7.0        7.5         10.1
                                                          ------     ------     --------
     Total benefits and expenses........................   915.3      930.5        955.4
                                                          ------     ------     --------
Contribution from the Closed Block......................  $ 42.1     $ 42.8     $   44.8
                                                          ======     ======     ========

     The carrying value of the Closed Block fixed maturity securities at December 31, 2001 and 2000 is net of adjustments for impairment of $10.9 million and $12.5 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2001 and 2000, there were $0.0 million and $1.4 million of fixed maturities which have been non-income producing for the twelve months preceding such dates.

     At December 31, 2001 and 2000, there were problem fixed maturities of $6.5 million and $11.8 million, respectively. At December 31, 2001 and 2000, there were potential problem fixed maturity securities of $3.2 million and $5.9 million, respectively. There were no fixed maturities which were restructured at December 31, 2001 and 2000.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, excluding scheduled sinking funds, as of December 31, 2001 are as follows:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $  226.5      $  232.8
Due after one year through five years.......................   1,237.5       1,288.5
Due after five years through ten years......................   1,330.9       1,358.2
Due after ten years.........................................     474.6         472.1
                                                              --------      --------
     Subtotal...............................................   3,269.5       3,351.6
Mortgage and asset-backed securities........................     511.4         517.3
                                                              --------      --------
                                                              $3,780.9      $3,868.9
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Mortgage loans on real estate in the Closed Block at December 31, 2001 and 2000 consist of the following:

                                                               2001      2000
                                                              ------    ------
                                                              ($ IN MILLIONS)
Commercial mortgage loans...................................  $594.2    $529.7
Agricultural and other loans................................    40.2      51.1
                                                              ------    ------
Subtotal....................................................   634.4     580.8
Less: valuation allowances..................................   (12.3)    (14.8)
                                                              ------    ------
Mortgage loans, net of valuation allowances.................  $622.1    $566.0
                                                              ======    ======

     An analysis of the valuation allowances for the years ended December 31, 2001 and 2000 is as follows:

                                                               2001      2000
                                                              ------    ------
                                                              ($ IN MILLIONS)
Beginning balance...........................................  $14.8     $14.3
(Decrease)/Increase in allowance............................   (2.4)      0.6
Reduction due to pay downs and payoffs......................   (0.1)     (0.1)
                                                              -----     -----
Valuation Allowance.........................................  $12.3     $14.8
                                                              =====     =====

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans along with related valuation allowances as of December 31, 2001 and 2000 were as follows:

                                                               2001      2000
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $ 64.3    $ 71.9
Loans that do not have valuation allowances.................    35.5      20.7
                                                              ------    ------
     Subtotal...............................................    99.8      92.6
Valuation allowances........................................   (13.5)    (16.1)
                                                              ------    ------
Impaired mortgage loans, net of valuation allowances........  $ 86.3    $ 76.5
                                                              ======    ======

     For the year ended December 31, 2001, the Closed Block recognized $8.4 million of interest income on impaired loans. For the year ended December 31, 2000 the Closed Block recognized $7.9 million of interest income on impaired loans.

     At December 31, 2001 and 2000, there were no mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

     At December 31, 2001 and 2000, the Closed Block had restructured mortgage loans of $12.2 million and $17.0 million, respectively. Interest income of $0.9 million and $1.4 million was recognized on such loans for the year ended December 31, 2001 and 2000, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.3 million and $1.9 million for the respective periods.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

19. REORGANIZATION AND OTHER CHARGES:

     During 2001, the Company recorded charges aggregating approximately $144.4 million on a pre-tax basis. Of this amount approximately $56.8 million represented "Reorganization Charges" taken in connection with the Company's previously announced reorganization of certain of its businesses and $87.6 million represented "Other Charges" unrelated to the Company's reorganization activities. The Reorganization Charges consisted of: (i) severance and related benefits resulting from headcount reductions in the Company's home office and career agency system, (ii) losses from abandonment of certain leased offices and equipment, (iii) the write-off of deferred acquisition costs as a result of the decision to exit certain international markets and lines of business, and (iv) certain other charges. The Other Charges consisted of: (i) impairments of certain invested assets and valuation related write-downs of private equity securities held in the Company's equity method venture capital portfolio, (ii) the write-off of a deferred sales charges in the Company's mutual fund business to reflect revised estimates of recoverability which are principally due to the decline in the value of the Company's

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES internet funds, (iii) write-downs of certain information technology assets, and
(iv) other miscellaneous items.

     The following table summarizes the components of the Company's Reorganization Charges and Other Charges, respectively:

                                                                        NET
                                                                      REALIZED
                                                          OPERATING    LOSSES    TOTAL
                                                          ---------   --------   ------
REORGANIZATION CHARGES:
Severance benefits and incentive compensation...........   $ 22.8      $  --     $ 22.8
Leased offices and equipment............................      8.7         --        8.7
Deferred policy acquisition costs.......................     17.0         --       17.0
Other...................................................      8.3         --        8.3
                                                           ------      -----     ------
     Subtotal--Reorganization Charges...................     56.8         --       56.8
OTHER CHARGES:
Asset Impairments and Valuation Related Write-downs.....     29.9       20.1       50.0
Deferred Sales Charges..................................      7.0         --        7.0
Information technology assets...........................      9.4         --        9.4
Other...................................................     21.2         --       21.2
                                                           ------      -----     ------
     Subtotal--Other Charges............................     67.5       20.1       87.6
                                                           ------      -----     ------
Total--Reorganization and Other Charges before tax......   $124.3      $20.1     $144.4
                                                           ======      =====     ======
Total--Reorganization and Other Charges after tax.......   $ 80.8      $13.1     $ 93.9
                                                           ======      =====     ======

     All of the components of the Reorganization Charges reflected above, except $17.0 million related to deferred policy acquisition costs and $5.3 million related to investment expenses, are included in "Other Operating Costs and Expenses" in the Company's consolidated income statement for the year ended December 31, 2001. None of the Reorganization Charges reflected in the table above have been allocated to the Company's segments. All such charges are included as reconciling items of the segments to the Company's consolidated income statement for the year ended December 31, 2001.

     The following table indicates the line items in the Company's consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES reflected in. In addition, all of the reorganization charges are reflected in reconciling in the table as discussed above.

                                       PROTECTION   ACCUMULATION   OTHER   RECONCILING   TOTAL
                                       ----------   ------------   -----   -----------   ------
Premiums.............................    $ 1.0         $  --       $ --       $  --      $  1.0
Net investment income................     20.3           3.8        3.3         5.3        32.7
Group pension profit.................      2.5                       --          --         2.5
Benefits to policyholders............      1.8           3.9         --          --         5.7
Amortization of deferred policy
  acquisition costs..................       --           2.0         --        17.0        19.0
Other operating costs and expenses...     17.6          10.3        1.0        34.5        63.4
                                         -----         -----       ----       -----      ------
  Total Other Operating Charges......     43.2          20.0        4.3        56.8       124.3
Net realized losses on investments...     14.9           2.8        2.4          --        20.1
                                         -----         -----       ----       -----      ------
  Total Other Charges................    $58.1         $22.8       $6.7       $56.8      $144.4
                                         =====         =====       ====       =====      ======

     Of the reorganization charges recorded, approximately $19.0 million meet the definition of "restructuring charges" as defined by Emerging Issues Task Force Consensus 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". At December 31, 2001 a liability for $12.8 million is included in Accounts payable and other liabilities in the Company's consolidated balance sheet.

20. IMPLICATIONS OF THE EVENTS OF SEPTEMBER 11TH:

     The terrorist events of September 11th had no material effect on the Company's financial position at December 31, 2001 or its results of operations for the year then ended. The net effect of life insurance claims relating to the incident (after reinsurance and the release of related policy reserves) aggregated approximately $3.9 million pre-tax. In addition, the Company incurred damages from the interruption of certain of its business operations. These damages principally consist of: (i) lost revenues at MSC and Enterprise resulting from the close of the New York securities markets, (ii) the temporary closing of the Company's New York corporate offices, and (iii) lost revenues resulting from the volatility of the securities markets and consumer uncertainty with respect to equity based products in the aftermath of September 11th. To date, no determination has been made with respect to the Company's ability to recover the aforementioned damages under its insurance coverages.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


                                                              PAGE
                                                              -----
(1) With respect to Keynote Series Account ("Keynote")
     Report of Independent Accountants......................  F-1
     Statements of Assets and Liabilities as of December 31,
      2001..................................................  F-2
     Statements of Operations for the year ended December
      31, 2001..............................................  F-3
     Statements of Changes in Net Assets for the year ended
      December 31, 2001 and the year ended December 31,
      2000..................................................  F-4
     Notes to financial statements..........................  F-5
(2) With respect to the Diversified Investors Portfolios
     Economic and Market Review.............................  F-9
     Report of Independent Accountants......................  F-17
     Statement of Assets and Liabilities for the year ended
      December 31, 2001.....................................  F-18
     Statement of Operations for the year ended December 31,
      2001..................................................  F-20
     Statements of Changes in Net Assets for the years ended
      December 31, 2001 and 2000............................  F-22
     Portfolio of Investments for December 31, 2001:
     Money Market Portfolio.................................  F-26
     High Quality Bond Portfolio............................  F-28
     Intermediate Government Bond Portfolio.................  F-33
     Core Bond Portfolio....................................  F-36
     Balanced Portfolio.....................................  F-44
     Equity Income Portfolio................................  F-56
     Growth and Income Portfolio............................  F-60
     Equity Growth Portfolio................................  F-68
     Special Equity Portfolio...............................  F-76
     Aggressive Equity Portfolio............................  F-87
     High Yield Bond Portfolio..............................  F-89
     International Equity Portfolio.........................  F-95
     Notes to Financial Statements..........................  F-101
(3) With respect to MONY Life Insurance Company
     Report of Independent Accountants......................  F-116
     Balance Sheets for the year ended December 31, 2001....  F-117
     Statements of Income and Comprehensive Income for the
      years ended December 31, 2001, 2000 and 1999..........  F-118
     Statements of Changes in Shareholders' Equity for the
      years ended December 31, 2001 and 2000................  F-119
     Statements of Cash Flows for the years ended December
      31, 2001, 2000 and 1999...............................  F-120
     Notes to Financial Statements..........................  F-121


     (b) Exhibits

       Any form of Form N-4 Exhibits (1) and (3) through (7), (9), (13) and (14) previously filed with the Commission as part of the Registrant's N-4 Registration Statement-Registration No. 33-19836 under the Securities Act of 1933 are incorporated herein by reference.


          Exhibit (2) Not applicable.
          Exhibit (8) Not applicable.
          Exhibit (10) Consent of Independent Accountants.
          Exhibit (11) Not applicable.
          Exhibit (12) Not applicable.
          Exhibit (15) Powers of Attorney.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


     The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company is 1740 Broadway, New York, New York 10019.



     Current Officers and Directors of the Company are:



NAME                    POSITION AND OFFICES WITH MONY LIFE INSURANCE COMPANY
                        ("MONY LIFE")



Tom H. Barrett          Director since 1990. Partner in American Industrial
                        Partners, a private investment partnership since 1992.



David L. Call           Director since 1993. Dean Emeritus, Cornell University,
                        College of Agriculture and Life Sciences since 1995.



G. Robert Durham        Director since 1998.



James B. Farley         Director since 1988. Retired from MONY Life Insurance
                        Company in 1994 after serving as Chairman of the Board from 1993 and Chairman of the Board and Chief Executive
                        Officer since 1991.



Robert Holland, Jr.     Director since 1990. Owner and Chief Executive Officer
                        of WorkPlace Integrators, an office furniture dealership in Southeast Michigan, since 1996.



James L. Johnson        Director sine 1986. Chairman Emeritus of GTE
                        Corporation, a telecommunications company, having served as Chairman and Chief Executive Officer from 1988 to
                        1992.



Frederick W. Kanner     Director since March 2000. Partner of Dewey Ballantine
                        LLP since 1976.



Robert R. Kiley         Director since 1995. President and Chief Executive
                        Officer of the New York City Partnership and Chamber of
                        Commerce, Inc. since 1995.



Jane C. Pfeiffer        Director since 1988. Ms. Pfeiffer is an independent
                        management consultant.



Thomas C. Theobald      Director since 1990. Managing director, William Blair
                        Capital Partners, L.L.C., an investment firm since 1994.



David M. Thomas         Director (since 2002). Chairman and Chief Executive
                        Officer of IMS Heath, (since 2000). Senior Vice
                        President and Group Executive of IBM (1998 to 2000) and various management positions with IBM since 1972.



     All of the officers have held their respective positions listed below for five or more years unless otherwise noted.



NAME                    POSITION AND OFFICES WITH MONY LIFE INSURANCE COMPANY
                        ("MONY LIFE")



Michael I. Roth         Director, Chairman of the Board and Chief Executive
                        Officer (since 1998) of MONY Life; (since 1997) of The
                        MONY Group Inc. Director, Chairman of the Board and
                        Chief Executive Officer (since 1993) of MONY Life
                        Insurance Company of America. Director of various MONY subsidiaries.



Samuel J. Foti          Director, President and Chief Operating Officer (since
                        1998) of MONY Life and (since 1997) of The MONY Group
                        Inc. Director (since 1993) and President and Chief
                        Operating Officer (since 1994) of MONY Life Insurance
                        Company of America.



Kenneth M. Levine       Director, Executive Vice President and Chief Investment
                        Officer (since 1997) of The MONY Group Inc. and (since
                        1998) of MONY Life. Executive Vice President (since
                        1990) and Director (since 1994) of MONY Life Insurance
                        Company of America.

Richard Daddario        Executive Vice President and Chief Financial Officer
                        (since 1994) of MONY Life and (since 1997) of The MONY
                        Group Inc. Director (since 1989) and Vice President and
                        Controller (since 1997) of MONY Life Insurance Company of America. Director of various MONY subsidiaries.



Steven G. Orluck        Executive Vice President (since 2002) and Senior Vice
                        President and Chief Distribution Officer (since 1998) of
                        MONY Life. Mr. Orluck joined MONY Life after 24 years with Metropolitan Life Insurance Co. where he last served as Vice President, Individual Business.



Richard E. Connors      Senior Vice President (since 1994) of MONY Life,
                        Director MONY Life Insurance Company of America (since
                        1994). Director of various MONY subsidiaries.



Evelyn L. Peos          Senior Vice President (since 2002) and Vice President
                        (since 1993) of MONY Life.



Bart Schwartz           Senior Vice President and General Counsel of MONY Life
                        (since 2000). Prior to joining the Company in 2000, Mr.
                        Schwartz was Senior Vice President and General Counsel of Willis Corroon Corporation.



Michael Slipowitz       Senior Vice President and Chief Actuary (since 2002) and
                        Vice President (1993 to 2001) of MONY Life. Director,
                        Vice President and Actuary (since 2002) and Vice
                        President (since 1993) of MONY Life Insurance Company of
                        America.



Arnold Brousell         Vice President-Financial Reporting and Chief Accounting
                        Officer (since 2002) and Vice President-Financial
                        Reporting (since 1998) and Assistant Vice President
                        (since 1997) of MONY Life.



David V. Weigel         Vice President and Treasurer (since 2000) of MONY Life
                        and Vice President-Treasurer (since 1998) of The MONY
                        Group Inc. Treasurer of various MONY subsidiaries.



Lee M. Smith            Corporate Secretary and Vice President, Government
                        Relations (since 1999) of MONY Life and of The MONY
                        Group Inc. Vice President, Government Relations (1985 to
                        1999) of MONY Life.



No officer or director listed above receives any compensation from MONY Variable Account L. Neither the Company nor any of its affiliates has paid any separately allocable compensation to any person listed for services rendered to the Account.



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The following is a diagram showing all corporations directly or indirectly controlled or under common control with Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" of MONY (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940).

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of March 31, 2002, there were 398 Contractholders.

                             [ORGANIZATIONAL CHART]

ITEM 28.  INDEMNIFICATION

     The By-Laws of The Mutual Life Insurance Company of New York provide, in
Article XVI, as follows:

          Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a trustee, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Chapter 513, 1986 Laws of New York, the Board of Trustees may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of trustees and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons, if any, of the Registrant pursuant to the above paragraph, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person, if any, of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corp. ("MSC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of MSC are as stated on Forms U-4 of Form BD (File No. 8-15289) as declared effective November 23, 1969, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc., formerly owned by MONY is now of an indirect, wholly-owned subsidiary of AEGON USA, Inc. MONY continues to act as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified contracted for certain investment advisory services with a subadviser.

     (b) The names, titles and principal business addresses of the officers of MSC are listed on Schedule A of Form BD for MSC (Registration No. 8-15289) (originally filed on behalf of MONY Sales, Inc. on November 23, 1969) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 8 and 13, "Charges" and Part B, Statement of Additional Information, page 3, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019; and at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Registrant hereby represents that the fees and charges deducted under the Contracts in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 21 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 2002.

                                      KEYNOTE SERIES ACCOUNT
                                          (Registrant)

                                      By:       /s/  KENNETH M. LEVINE
                                         ---------------------------------------
                                                    Kenneth M. Levine

                                      MONY LIFE INSURANCE COMPANY
                                              (Depositor)

                                      By:        /s/  MICHAEL I. ROTH
                                         ---------------------------------------
                                                     Michael I. Roth
                                             Director, Chairman of the Board
                                               and Chief Executive Officer

     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment No. 21 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                 SIGNATURES                                     TITLE                        DATE
                 ----------                                     -----                        ----
          /s/  MICHAEL I. ROTH                   Director, Chairman of the Board and    April 30, 2002
---------------------------------------------    Chief Executive Officer
              (Michael I. Roth)

          /s/  SAMUEL J. FOTI                    Director, President and Chief          April 30, 2002
---------------------------------------------    Operating Officer
              (Samuel J. Foti)

        /s/  KENNETH M. LEVINE                   Director, Executive Vice President     April 30, 2002
---------------------------------------------    and Chief Investment Officer
             (Kenneth M. Levine)

         /s/  RICHARD DADDARIO                   Executive Vice President and Chief     April 30, 2002
---------------------------------------------    Financial Officer
             (Richard Daddario)

       /s/  PHILLIP A. EISENBERG                 Senior Vice President and Chief        April 30, 2002
---------------------------------------------    Actuary
           (Phillip A. Eisenberg)

         */s/  TOM H. BARRETT                    Director                               April 30, 2002
---------------------------------------------
              (Tom H. Barrett)

          */s/  DAVID L. CALL                    Director                               April 30, 2002
---------------------------------------------
               (David L. Call)

        */s/  G. ROBERT DURHAM                   Director                               April 30, 2002
---------------------------------------------
             (G. Robert Durham)

       */s/  ROBERT HOLLAND, JR.                 Director                               April 30, 2002
---------------------------------------------
            (Robert Holland, Jr.)

                 SIGNATURES                                     TITLE                        DATE
                 ----------                                     -----                        ----

        */s/  JAMES L. JOHNSON                   Director                               April 30, 2002
---------------------------------------------
             (James L. Johnson)

        */s/  JANE C. PFEIFFER                   Director                               April 30, 2002
---------------------------------------------
             (Jane C. Pfeiffer)

       */s/  THOMAS C. THEOBALD                  Director                               April 30, 2002
---------------------------------------------
            (Thomas C. Theobald)

                                   SIGNATURES

     Diversified Investors Portfolios has duly caused this Post Effective Amendment No. 21 to the Registration Statement on Form N-4 of Keynote Series Account to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Westchester, State of New York, on the 30th day of April, 2002.

                                          DIVERSIFIED INVESTORS PORTFOLIOS

                                          /s/  TOM A. SCHLOSSBERG
                                          --------------------------------------
                                                    Tom A. Schlossberg
                                           Trustee, President, Chief Executive
                                            Officer and Chairman of the Board
                                              of Trustees of the Portfolios

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to its Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 2002.

                     SIGNATURES                                   TITLE                  DATE
                     ----------                                   -----                  ----
                   /s/  TOM A. SCHLOSSBERG               Trustee, President,          April 30, 2002
-----------------------------------------------------    Chief Executive Officer
                 Tom A. Schlossberg                      and Chairman of the
                                                         Board of Trustees of
                                                         the Portfolios

                      */s/  NEAL M. JEWELL               Trustee of the               April 30, 2002
-----------------------------------------------------    Portfolios
                   Neal M. Jewell

                  */s/  EUGENE M. MANNELLA               Trustee of the               April 30, 2002
-----------------------------------------------------    Portfolios
                 Eugene M. Mannella

                   */s/  PATRICIA L. SAWYER              Trustee of the               April 30, 2002
-----------------------------------------------------    Portfolios
                 Patricia L. Sawyer

        *By            /s/  ROBERT F. COLBY                                           April 30, 2002
-----------------------------------------------------
                   Robert F. Colby
                  Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT NO.                            DESCRIPTION                                   PAGE
 -----------                            -----------                                   ----
       99.(10)  Consent of Independent Accountants
       99.(15)  Powers of Attorney